UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2016 - December 31, 2016

**Explanatory Note**

The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2016, originally filed with the Securities and Exchange Commission on March 3, 2017 (Accession Number 0000949377-17-000056), in order to correct the information appearing in the chart of “Top Contributors to Performance and Top Detractors from Performance” in the Managers’ Discussion of Fund Performance for Royce International Premier Fund contained in the 2016 Annual Review and Report to the Registrant’s Shareholders. Other than such change, no other information or disclosures contained in Item 1 of the Registrant’s Form N-CSR for the period ended December 31, 2016, originally filed with the Securities and Exchange Commission on March 3, 2017 (Accession Number 0000949377-17-000056), is being amended or modified by this Form N-CSR/A.

Item 1. Reports to Shareholders.

DECEMBER 31, 2016

2016 Annual
Review and Report to Shareholders

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce Heritage Fund

Royce International Micro-Cap Fund

Royce International Premier Fund

Royce International Small-Cap Fund

Royce Low-Priced Stock Fund

Royce Micro-Cap Fund

Royce Micro-Cap Opportunity Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Leaders Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Special Equity Multi-Cap Fund

Royce Total Return Fund

roycefunds.com

Table of Contents

Annual Review

Letter to Our Shareholders	2

Performance and Expenses	6

The Royce Funds and Rolling Returns	7

Annual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Dividend Value Fund	8

Royce Global Financial Services Fund	10

Royce Heritage Fund	12

Royce International Micro-Cap Fund	14

Royce International Premier Fund	16

Royce International Small-Cap Fund	18

Royce Low-Priced Stock Fund	20

Royce Micro-Cap Fund	22

Royce Micro-Cap Opportunity Fund	24

Royce Opportunity Fund	26

Royce Pennsylvania Mutual Fund	28

Royce Premier Fund	30

Royce Small-Cap Leaders Fund	32

Royce Small-Cap Value Fund	34

Royce Smaller-Companies Growth Fund	36

Royce Special Equity Fund	38

Royce Special Equity Multi-Cap Fund	40

Royce Total Return Fund	42

Schedules of Investments and Financial Statements	44

Notes to Financial Statements	112

Report of Independent Registered Public Accounting Firm	129

Understanding Your Fund’s Expenses	130

Trustees and Officers	133

Notes to Performance and Other Important Information	134

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Letter to Our Shareholders

A MOST WONDERFUL YEAR FOR SMALL-CAPS,
VALUE, AND CYCLICALS

By any measure, 2016 was a terrific year for small-cap stocks, one that featured a double-digit positive return for the Russell 2000 Index, which advanced 21.3%, and a solid advantage over their large-cap counterparts. It was an even better year for small-cap value stocks and a highly rewarding one for cyclical sectors. These last two factors were critical in boosting results for certain active management approaches within the asset class, including a number of our own. Arguably even more important was what these developments may be telling us about the subsequent direction of small-cap equity returns. We flesh out the details later in this letter, but these three reversals—positive results for small-caps, leadership for value over growth, and outperformance for cyclicals—should be key in setting the tone for the direction of small-caps going forward. They coalesced around the central, normalizing force of rising interest rates.

The major impact of these reversals was both highly welcome and long overdue. We saw 2015—a year in which large-cap beat small-cap, the Russell 2000 had a negative return, and market leadership was extremely narrow—as a hinge year. It marked the transition out of the period that began in 2011, when an unprecedented amount of monetary intervention into the global economy had the unintended effect of stoking an intense appetite for yield and safety at one extreme of the U.S. equity markets and a hunger for high risk at the other. The bottom of a commodity super cycle, with the attendant slowdowns in the world’s largest developing markets, only exacerbated the challenges then faced by value stocks and active management approaches.

As has usually been the case historically, the longer market trends last, the more regularly they are mistaken for permanent realignments. In this most recent instance, the consensus lined up around the perpetuation of near-zero rates, growth stock dominance, and the futility of active management. Whether in good times or bad for our own approaches, however, we have always stayed mindful of the fact that trends do not last forever—they persist, then, more often than not, they reverse. This investment truism should serve as a corrective for those who would take the example of a highly anomalous period for the markets and economy to validate an implacable bias against active management.

THE POWER OF RATES AND THE IMPACT OF THE PARADIGM SHIFT
Even as small-cap specialists, we recognize that few forces act as powerfully on the value of investments as interest rates. The effects can be as obvious as they are subtle. We think three conditions matter most: the level of rates, the spread between short- and long-term rates, and the disparity in borrowing rates between better-run companies and

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LETTER TO OUR SHAREHOLDERS

worse ones. Capitalism tends to best foster economic growth when short rates hover a bit above inflation; when long rates are high enough to encourage lenders but not so high as to discourage borrowers; and when there is a premium for fiscal prudence and a commensurate penalty for profligate debtors. During the era of zero (or near-zero) rates—roughly 2011-2015—these historically “normal” conditions were largely absent. Yet we believe they began to manifest themselves again in 2016, marking a paradigm shift to a period of higher rates and a consequent reassessment of the relative values of financial assets. More normalized rates have historically been better for stocks than bonds. More important for our purposes, they have also supported small-caps over large, value over growth stocks, and cyclicals over defensive areas. In many ways, 2016’s results exemplified exactly this shift—and we think it is just the beginning of what could be a steady, though not linear, multi-year run.

With 2016’s stellar results fresh in the mind, it may be difficult to recall just how poorly the year started and how fatalistic the expectations were for equities. Small-cap stocks plunged from the first peal of 2016’s opening bell. The downdraft exacerbated a trend that had begun the previous summer following the small-cap peak on June 23, 2015. By the time it was all over with the small-cap bottom on February 11, 2016, the Russell 2000 had fallen 25.7%. The last leg of the downdraft included many of the signs of a classic bottoming-out process—panic selling in a number of sectors (most notably within the biopharma complex), small-caps losing more than large-caps, and more resilience from value stocks-to us, the most significant development in the down phase. As unpleasant as any bear market is, we noted that the leadership shift, because it was nearly concomitant with the rate hike, was likely to last.

Moreover, these signs also gave us some assurance that this was a historically conventional decline, making us confident that the small-cap market was undergoing its own important and familiar shift. The depths plumbed by this bear market were comparable to previous downturns—and that encouraged our belief that the worst was over just before the Russell 2000 rebounded sharply from its February low through the end of the year. These small-cap bear and bull markets received so little comment beyond our own and that
By any measure, 2016 was a terrific year for small-cap stocks, one that featured a double-digit positive return for the Russell 2000 Index, which advanced 21.3%, and a solid advantage over their large-cap counterparts. It was an even better year for small-cap value stocks and a highly rewarding one for cyclical sectors.

of fellow small-cap specialists that we refer to them as “stealth” markets. They also reinforced our contention that this small-cap rally has room to run. Despite its strong showing in 2016, the Russell 2000 finished the year only 7.2% above its June 2015 peak. For additional context, it is worth noting that small-cap upswings usually extend well beyond the 47.4% advance the small-cap index made from its February bottom through the end of 2016. There have been 12 declines of 15% or more for the Russell 2000 since its 1979 inception. The median return for the subsequent recovery period was 98.8%. So both history and the currently hospitable economic environment suggest to us that there may well be plenty of life left in the small-cap rally.

VALUE’S TURN?
The recent extended run of small-cap growth leadership makes it worth recalling that it is actually small-cap value stocks that own the pronounced long-term historical edge in relative performance. Of course, it makes sense that many investors were not conscious of this history at the beginning of the year. Prior to resuming leadership, the Russell 2000 Value Index trailed the Russell 2000 Growth Index in six out of seven years between 2009 and 2015. Based on their long-term performance and leadership history, this was an inordinately lengthy span. Is it now value’s turn, then? We think so. Prolonged periods of leadership for small-cap growth have historically been followed by long tenures at the helm for value. Multi-year trends typically do not have brief reversals before reappearing. Based on this pattern, we think the current leadership status of small-cap value is likely to last. Further, value stocks have historically outpaced growth issues when the economy is expanding—growth companies generally being most highly valued when growth is scarce in the economy. Rising interest rates have also historically provided a relative headwind for

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LETTER TO OUR SHAREHOLDERS

We firmly believe that we are back on the road to a more historically normal market environment. We expect a multi-year run for the current environment of increased return dispersion, declining correlation, and a steepening yield curve.

growth stocks because their valuations typically have a long-duration bond aspect to them that is highly sensitive to changes in rates.

We saw the post-election rally and the sudden shift in investor perspective that came with it as more symptom than cause of an overall improved environment for both the economy and stocks. After all, some had forecast the pickup in GDP growth prior to any votes being cast just as many investors realized that the era of “lower forever” interest rates had reached its conclusion before the Fed officially announced the hike in December. There were also encouraging pickups in employment and incremental growth in wages. Along with the added certainty that comes after nearly every election, especially a contentious one, all of this stoked bullishness. So while the election was undoubtedly an accelerant, it seemed to us that many investors—and management teams—simply needed the experience of a tangible event before they felt comfortable enough to embrace the good news that had been accumulating prior to November.

The aftermath of the election has set the stage for changes that could benefit small-cap companies, beginning with a lower corporate tax rate. With the bulk of their money coming from domestic sources, many small-cap businesses would receive a disproportionate benefit from any rate reduction. Also encouraging are the prospects for repatriation. It was not surprising, then, that the post-election period also witnessed a dramatic rotation away from safety—bonds and defensive stocks most notably. Investors are bullish on the potential for accelerated economic growth and the policy shift from monetary to fiscal—chiefly in the form of tax cuts and projected spending increases on infrastructure and defense. The critical question going forward is, how much of this has already been priced in?
TURN THE PAGE
All of this has convinced us that we have turned the page on that 2011-2015 period in which financial markets behaved in such odd and unprecedented ways. We firmly believe that we are back on the road to a more historically normal market environment. We expect a multi-year run for the current environment of increased return dispersion, declining correlation, and a steepening yield curve, such as we saw in 2016, and think this will also lead to more historically normal relative return patterns for equity asset classes.

Only time will tell, of course. However, we do not think a significant correction-that is, a decline of 15% or more—is in the offing. We see no signs of a recession or financial crisis. Still, a downdraft of anywhere from 8-10% would not be at all unexpected, and arguably healthy, given the strength of small-cap’s 2016 run. When one does occur, we are prepared to act opportunistically by trying to turn any volatility to our investors’ long-term advantage. In any event, we see ongoing leadership not only for small-cap value but for many cyclical sectors as well. Cyclicals lagged for so long that, as with value stocks (with which there is substantial overlap), we were anticipating a shift, which is precisely what we are seeing in the current cycle. Financials are benefiting from the steepening yield curve, which should help to lift bank profits, while the potential for accelerated economic growth is boosting Industrials

If we are correct in our argument that a multi-year period of value leadership is just beginning, then we also expect it to be a strong period for thoughtful and disciplined small-cap active management.

Equity Indexes as of December 31, 2016 (%)

	1-YR	3-YR	5-YR	10-YR

Russell 2000	21.31	6.74	14.46	7.07

Russell 2000 Value	31.74	8.31	15.07	6.26

Russell 2000 Growth	11.32	5.05	13.74	7.76

S&P 500	11.96	8.87	14.66	6.95

Russell 1000	12.05	8.59	14.69	7.08

Nasdaq Composite	7.50	8.83	15.62	8.34

Russell Midcap	13.80	7.92	14.72	7.86

Russell Microcap	20.37	5.77	15.59	5.47

Russell Global ex-U.S. Small Cap	5.04	0.57	7.22	2.65

Russell Global ex-U.S. Large Cap	4.30	-1.51	5.35	1.24

For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8.

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LETTER TO OUR SHAREHOLDERS

and many Materials stocks. The latter are also benefiting from rebounding commodity prices that ignited energy stocks as well. In addition, the U.S. consumer continues to spend. We see all of these as potentially ongoing trends. And although the global outlook is admittedly less certain, any rebound in worldwide industrial activity would be an additional, and significant, positive.

A NEW DAY FOR ACTIVE MANAGEMENT
Ongoing leadership for value and the related strength of cyclicals could produce distinct advantages for small-cap active management. As rates continue to rise and access to capital begins to contract more consistently, the number of bankruptcies should escalate, restoring the healthy, Darwinian force that generally ensures survival for the best-run, most prudently managed enterprises while putting others at potentially greater risk. It creates challenges for more debt-dependent, long-duration growth while offering potential benefits for companies that are conservatively capitalized. If we are correct in our argument that a multi-year period of value leadership is just beginning, then we also expect it to be a strong period for thoughtful and disciplined small-cap active management.

To be sure, this was the case in 2016. Twelve of our 13 domestic small-cap portfolios advanced 16% or more in the calendar year; seven increased at least 23% (and bested their benchmark in the process). These performances were largely rooted in our dogged commitment to disciplined approaches to small-cap stock investing. They support the confidence we have going forward, which is also bolstered by the fact that our analysis of the dynamics in our asset class was sound. We felt validated not only by the high returns for several portfolios but also that performance took place against the backdrop of a gradually growing economy. Historically, value-led periods have been good for many Royce Funds, and we remain committed to the effort of delivering strong results for our investors in the years to come.

You have our great thanks and deep appreciation for the commitment you have shown to us and our approaches over the years.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP
January 31, 2017

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Performance and Expenses

Performance and Expenses	AVERAGE ANNUAL TOTAL RETURNS (%)							ANNUAL OPERATING EXPENSES (%)
	1-YR	5-YR	10-YR	15-YR	20-YR	40-YR/SINCE INCEPTION	INCEPTION DATE	GROSS	NET

Royce Dividend Value Fund	16.36	10.42	6.76	N/A	N/A	8.46	5/3/04	1.39	1.39

Royce Global Financial Services Fund	12.93	13.80	5.02	N/A	N/A	7.72	12/31/03	1.85	1.69

Royce Heritage Fund	17.84	9.41	5.91	8.04	11.72	12.35	12/27/95	1.37	1.37

Royce International Micro-Cap Fund	6.33	6.79	N/A	N/A	N/A	1.45	12/31/10	3.11	1.64

Royce International Premier Fund	-1.06	9.03	N/A	N/A	N/A	4.24	12/31/10	2.35	1.44

Royce International Small-Cap Fund	-1.72	3.80	N/A	N/A	N/A	3.14	6/30/08	1.92	1.45

Royce Low-Priced Stock Fund	16.09	3.46	2.97	5.99	9.27	10.08	12/15/93	1.50	1.50

Royce Micro-Cap Fund	19.74	5.45	3.91	7.74	9.40	11.05	12/31/91	1.50	1.50

Royce Micro-Cap Opportunity Fund	23.85	14.09	N/A	N/A	N/A	12.26	8/31/10	1.39	1.25

Royce Opportunity Fund	29.86	14.46	7.03	9.93	12.07	12.28	11/19/96	1.17	1.17

Royce Pennsylvania Mutual Fund	26.47	11.50	6.45	9.10	10.33	13.19	N/A	0.93	0.93

Royce Premier Fund	23.00	9.36	7.76	10.09	10.71	11.49	12/31/91	1.13	1.13

Royce Small-Cap Leaders Fund	25.51	9.17	6.62	N/A	N/A	9.70	6/30/03	1.54	1.49

Royce Small-Cap Value Fund	21.06	8.44	5.54	8.97	N/A	9.87	6/14/01	1.48	1.48

Royce Smaller-Companies Growth Fund	9.37	11.25	4.68	10.03	N/A	11.04	6/14/01	1.48	1.48

Royce Special Equity Fund	32.21	11.82	8.50	10.18	N/A	9.54	5/1/98	1.15	1.15

Royce Special Equity Multi-Cap Fund	13.69	10.29	N/A	N/A	N/A	9.77	12/31/10	1.29	1.24

Royce Total Return Fund	25.86	12.45	6.86	8.95	9.83	10.93	12/15/93	1.22	1.22

INDEX

Russell 2000 Index	21.31	14.46	7.07	8.49	8.25	N/A	N/A	N/A	N/A

Russell Microcap Index	20.37	15.59	5.47	8.16	N/A	N/A	N/A	N/A	N/A

Russell 1000 Index	12.05	14.69	7.08	7.00	7.86	N/A	N/A	N/A	N/A

Russell Global ex-U.S. Small Cap Index	5.04	7.22	2.65	9.53	5.95	N/A	N/A	N/A	N/A

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Micro-Cap, International Premier, and International Small-Cap Funds). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce Global Financial Services and Small-Cap Leaders Funds; 1.64% for Royce International Micro-Cap Fund; 1.44% for Royce International Premier and International Small-Cap Funds; 1.24% for Royce Micro-Cap Opportunity and Special Equity Multi-Cap Funds through April 30, 2017; at or below: 1.99% for Royce International Micro-Cap and International Premier Funds through April 30, 2026. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 is an unmanaged, capitalization-weighted index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3,000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

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The Royce Funds and Rolling Returns

We believe strongly in the idea that a long-term perspective is crucial for determining the success of an investment approach. Flourishing in an up market is wonderful, but surviving a bear market by losing less (or not at all) is equally desirable. In any case, the true tests of a portfolio’s mettle are results over bull and bear periods. This is why we prefer to examine results that include up and down market phases–primarily by looking at rolling return periods.

When evaluating fund performance, it is common practice to review results for the most recent year (often the calendar year) along with its related longer-term trailing periods. However, a calendar-year return is not necessarily any more or less important to consider than any other 12-month period (or related trailing period) during a manager’s tenure. It is also true that few investors buy mutual funds on New Year’s Eve and then sell exactly five or 10 years later. Of course, the reality is that trailing returns ending last month or last quarter are the most commonly available and easily comparable results, so these otherwise arbitrary periods often drive investor decisions and flows.
Keeping in mind that investors will buy and sell at any time throughout any given year, we think it makes sense to examine performance over a larger series of dates. We believe rolling returns offer a more effective measure because they provide a more accurate and in-depth picture of a portfolio’s performance. Rather than “point-in-time” results anchored by the end of the month or quarter, rolling returns account for the fact that investors typically do not invest at the beginning of the current five- or 10-year period but instead are in fact investing over many periods.
So instead of assuming that an investment was made on January 1, rolling returns calculate all of the periods starting not only in January, but also in February, March, April, etc. For example, a monthly five-year rolling return accounts for all of the five-year returns beginning at a given inception date and advancing one month sequentially. This method allows an investor to evaluate the consistency of a fund’s performance over time—including the ups and downs of market cycles, which are an important test of a manager’s skill.

We believe that rolling returns provide a particularly robust analytical tool for evaluating manager performance, especially during volatile periods when simply shifting the performance date range one or two months in either direction can paint a very different picture.

Royce Funds[1] vs. The Benchmark[2]
Monthly Rolling Average Annual Return Periods and Relative Results Since Fund Inception or Most Recent 20 Years through December 31, 2016

	Average Annual 10-Year Rolling Return				Average Annual 5-Year Rolling Return
FUND	PERIODS BEATING THE INDEX		FUND AVG (%)[3]	INDEX AVG (%)[3]	PERIODS BEATING THE INDEX		FUND AVG (%)[3]	INDEX AVG (%)[3]

U.S. EQUITY

Dividend Value	28/32	88%	8.0	7.4	57/92	62%	8.8	7.9

Heritage	105/121	87%	10.0	6.9	145/181	80%	10.7	7.6

Low-Priced Stock	72/121	60%	8.9	6.9	125/181	69%	9.3	7.6

Micro-Cap	60/79	76%	8.3	6.2	92/139	66%	8.7	7.7

Opportunity	103/121	85%	10.1	6.9	138/181	76%	11.6	7.6

Pennsylvania Mutual	97/121	80%	9.3	6.9	133/181	73%	10.1	7.6

Premier	120/121	99%	10.8	6.9	137/181	76%	11.0	7.6

Small-Cap Leaders	25/43	58%	8.3	7.8	61/103	59%	7.9	7.3

Small-Cap Value	44/67	66%	9.4	7.9	76/127	60%	9.8	8.5

Smaller-Companies Growth	37/67	55%	8.8	7.9	54/127	43%	9.7	8.5

Special Equity	90/104	87%	9.4	6.7	106/164	65%	10.7	8.1

Total Return	78/121	64%	8.4	6.9	121/181	67%	9.4	7.6

GLOBAL/INTERNATIONAL EQUITY

Global Financial Services	19/37	51%	7.3	7.6	29/97	30%	6.7	7.3

[1] Included are all Royce Funds with at least 12 years of history.
[2] The Russell 2000 Index is the benchmark for most funds. Royce Micro-Cap Fund is compared to the Russell Microcap Index from the inception of that index.
[3] Average return shown is the average of all month-end trailing five- and 10-year total returns.
Past performance is no guarantee of future results. For more information on performance please see page 6.

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MANAGERS’ DISCUSSION

Royce Dividend Value Fund (RDV)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Royce Dividend Value Fund advanced 16.4% in 2016, trailing its small-cap benchmark, the Russell 2000 Index, which gained 21.3% for the same period. Three factors had an outsized effect on calendar-year underperformance: At the end of 2016 a significant percentage of the Fund’s assets were invested in mid-cap stocks, which meaningfully underperformed their small-cap peers (the Russell Midcap Index rose 13.8% in 2016); 23.4% of the Fund’s net assets were invested in international stocks, which significantly trailed their domestic counterparts; and the Fund had a high weighting in capital markets companies, a number of which were non-U.S., and the group as a whole underperformed relative to the Russell 2000. However, we were pleased to see value recapture leadership from growth in 2016 and cyclicals beat defensives. Based on history and reversion to the mean, we believe that these two developments should have staying power, in particular because the previous five years (2011-2015) were so odd, with unprecedented levels of monetary policy intervention and little, if any, in the way of fiscal stimulus. Finally, we were intrigued by the number of holdings that entered 2017 with what we thought were very attractive valuations.
During the first half of 2016, Dividend Value increased 4.4% compared to 2.2% for the small-cap index. During the third quarter the Fund lost some ground, gaining 4.4% versus 9.0% for the benchmark. The Fund also lagged for the fourth quarter, up 6.7% versus 8.8% for the Russell 2000. The Fund’s average annual total return since inception was 8.5%.

WHAT WORKED...AND WHAT DIDN’T
Nine of the Fund’s 11 equity sectors showed net gains for 2016. Industrials and Financials led by a sizable margin, followed by a solid contribution from Materials. Telecommunication Services detracted most, albeit modestly, while Health Care saw a very small loss. At the industry level, machinery (Industrials), metals & mining (Materials), capital markets (Financials), and banks (Financials) were the leaders. The biggest detractors among the portfolio’s industry groups were diversified telecommunication services (a low weighting in one of the Fund’s smallest sectors, Telecommunication Services), technology hardware, storage & peripherals (Information Technology), and marine (Industrials).
The portfolio’s top contributor at the position level was Worthington Industries, a metals manufacturing company that earlier in the year was able to improve margins and keep earnings positive in spite of some sales declines. Its stock was then galvanized by post-election optimism for significant infrastructure spending before pulling back a bit toward the end of the year. We reduced our position in November. Top-10 holding and long-time Royce favorite Reliance Steel & Aluminum distributes metals. Its shares rose through much of the year and gained a similar boost following the election. Not long after Parker Hannifin announced plans to buy the company in December, we began to sell our shares of CLARCOR, which makes replacement filters for trucks and construction equipment.
    Detracting most on the position level was SEI Investments, an asset manager that also provides technology solutions. We have long liked its core businesses and were happy to hold a good-sized position at the end of 2016 owing to our confidence in its long-term prospects and its previous record of success. London-based Inmarsat has a global business providing satellite broadband services on land, at sea, and in the air. Sales declines were driven by the recession in the commercial shipping industry along with ongoing weakness in international trade. However, the firm also saw better-than-expected growth in its government and aviation businesses before the end of the year, which aided our decision to hold our shares. In spite of its stock price volatility through much of the year, we held on to top-10 position Diebold Nixdorf, which makes software-based self-service delivery and security systems. The company announced an expensive acquisition that, while making the combined company the world’s largest maker of automated teller machines, also sported a price tag which worried other investors.
    Relative to the Russell 2000, the calendar year’s largest detractor was Financials where, in addition to the previously mentioned overweight and stock selection missteps in capital markets, our underweight in banks created a significant lag. Stock selection in Industrials was also a factor in underperformance. Helping relative results most was our appreciably lower exposure to Health Care—the only sector in the Russell 2000 to show a net loss in 2016.

Top Contributors to Performance
For 2016 (%)[1]

Worthington Industries	1.02

Reliance Steel & Aluminum	0.90

CLARCOR	0.86

Quaker Chemical	0.66

TD Ameritrade Holding Corporation	0.62

[1] Includes dividends

Top Detractors from Performance
For 2016 (%)[2]

SEI Investments	-0.47

Inmarsat	-0.35

Diebold Nixdorf	-0.24

Westwood Holdings Group	-0.21

MTS Systems	-0.21

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We firmly believe that we have turned the page on the anomalous 2011-2015 period, in which extraordinary monetary accommodations caused financial markets to behave in odd and unprecedented ways. In our view, we are on the road back to a more historically normal market environment. We think this bodes well for small-cap stocks. In our view cyclicals look well-positioned for ongoing leadership. In addition to our usual cyclical tilt, we are looking in some defensive areas such as healthcare. It is very much on a stock-by-stock basis, with a focus on individual companies that combine attractive valuations with strong fundamentals.

8 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (05/03/04)

RDV	11.47	16.36	2.40	10.42	6.76	8.46

Annual Operating Expenses: 1.39%

[1] Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
Since Inception Through 12/31/16

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 71% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	32/32	100%	0.47	0.40

5-year	65/92	71%	0.53	0.46

1 Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 5/3/04 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

FLIR Systems	2.5

KKR & Co. L.P.	2.0

Reliance Steel & Aluminum	2.0

First Republic Bank	1.9

Diebold Nixdorf	1.9

Western Union	1.8

Expeditors International of Washington	1.8

ManpowerGroup	1.7

Donaldson Company	1.7

Quaker Chemical	1.6

Portfolio Sector Breakdown
% of Net Assets

Financials	29.4

Industrials	24.7

Materials	11.6

Consumer Discretionary	10.2

Information Technology	7.7

Health Care	3.5

Consumer Staples	2.5

Energy	2.4

Telecommunication Services	1.7

Utilities	1.4

Real Estate	0.2

Miscellaneous	3.2

Corporate Bond	0.2

Cash and Cash Equivalents	1.3

Calendar Year Total Returns (%)

YEAR	RDV

2016	16.4

2015	-5.7

2014	-2.1

2013	30.7

2012	16.9

2011	-4.5

2010	30.1

2009	37.7

2008	-31.5

2007	-0.0

2006	19.9

2005	7.3

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	85	81

From 6/30/04 (Start of Fund’s First Full Quarter)	86	76

Portfolio Diagnostics

Fund Net Assets	$217 million

Number of Holdings	137

Turnover Rate	21%

Average Market Capitalization[1]	$3,414 million

Weighted Average P/E Ratio[2,3]	21.0x

Weighted Average P/B Ratio[2]	2.5x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	75.3%

Non-U.S. Investments (% of Net Assets)	23.4%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Dividend Value Fund at 6/30/15 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 9

MANAGERS’ DISCUSSION

Royce Global Financial Services (RFS)

Chuck Royce Chris Flynn

FUND PERFORMANCE
Royce Global Financial Services Fund gained 12.9% in 2016. Although this result was significantly higher than its long-term returns, it still lagged both its small-cap benchmark, the Russell 2000 Index, and the financial services component of the Russell 2500 Index, which advanced 21.3% and 22.6%, respectively, for the same period. Two related factors contributed to calendar-year underperformance: First was the portfolio’s significantly larger weighting in capital markets companies. This category lagged several other industries in the Financials sector (the second-best performer in the small-cap index) within the Russell 2000. The second factor was the presence of many non-U.S. stocks in this group, which collectively underperformed their domestic counterparts in 2016.
For the first half of 2016, the Fund increased 0.5% compared to a gain of 2.2% for the Russell 2000 and 5.0% for the financial services companies in the Russell 2500. Global Financial’s results showed marked improvement on an absolute basis in the second half, though it could not keep pace with the two indexes. In the second half of 2016, the Fund rose 12.4% versus respective gains of 18.7% and 16.8% for the Russell 2000 and the financial services component of the Russell 2500, thanks largely to the beneficial effect the steepening yield curve had on banks and thrifts & mortgage finance companies.

WHAT WORKED... AND WHAT DIDN’T
We have long seen the capital markets industry as home to many niche companies with talented management, differentiated business models, and attractive financial profiles, which are among the key attributes that we seek. While we remain confident in their long-term prospects, many capital markets holdings did not advance as much as others in the sector. Nonetheless, the overall effect for the group on 2016’s performance was positive. Banks were also a significant contributor to calendar-year results.
The Fund’s top three contributors were also top-10 holdings at the end of the year. Ares Management is a global alternative asset manager specializing in credit, private equity and real estate investing. Strong fund performance, improved fee-related earnings, and a bright outlook for future growth seemed to draw investors to its shares in 2016. MBIA provides financial guarantee insurance and other forms of credit protection. The firm has a meaningful exposure to Puerto Rican bonds, which has weighed down its stock price in recent years. Promising signs of a successful resolution to the Puerto Rican debt crisis contributed to a sharp fourth-quarter rally for MBIA’s stock. Popular is a bank holding company that provides commercial banking services through branches in the U.S., Puerto Rico, the British Virgin Islands, and the Dominican Republic. Its shares advanced more or less steadily throughout the year as investors saw more evidence of a turnaround in its U.S. business, as well as progress in Puerto Rico in addressing lingering issues that would enable the bank to capitalize on its leading position in that market.
As for positions that detracted, four of the top five positions came from the capital markets industry. Value Partners Group is a Hong Kong-based asset manager that emphasizes value approaches similar to some of our own. Subpar short-term performance, net outflows, and a CEO resignation all contributed to investors’ concerns. Because we remain confident in its long-term prospects, particularly in China, as well as in its Chairman, who has assumed CEO responsibilities, we were comfortable holding our stake at the end of 2016. Och-Ziff Capital Management Group is an institutional alternative asset manager that offers multi-strategy, credit, equity, and real estate funds. Its stock declined as the company worked through poor short-term investment performance in key funds and an ongoing Department of Justice investigation into certain international fundraising activities. Although the firm settled in September, its assets under management continued to decline, which influenced our decision to sell our shares in December. Stifel Financial provides wealth management, investment banking, and related financial services. Global volatility hit the advisory fee end of its business particularly hard at the end of 2015 and early in 2016, leading us to sell our position in February.

Top Contributors to Performance
For 2016 (%)[1]

Ares Management L.P.	1.16

MBIA	1.14

Popular	1.03

BM&FBOVESPA	0.97

Franco-Nevada Corporation	0.90

[1] Includes dividends

Top Detractors from Performance
For 2016 (%)[2]

Value Partners Group	-0.55

Och-Ziff Capital Management Group LLC Cl. A	-0.55

Stifel Financial	-0.38

Jupiter Fund Management	-0.32

Clarkson	-0.31

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Using our proprietary industry classification model, the Fund’s three largest industry weighting were in banks, which we expect to continue benefitting from a steepening yield curve and perhaps increased loan demand, specialist vendors, where we often find niche businesses with what we see as sustainable competitive advantages, and alternative asset managers, with a current preference for private credit managers, where we see strong asset growth and undervaluation due to the complexity of the business models. We firmly believe that we have turned the page on the anomalous 2011-2015 period, in which extraordinary monetary accommodations caused financial markets to behave in odd and unprecedented ways. In our view, we are on the road back to a more historically normal market environment. We think this bodes well for small-cap stocks in general, and many of our preferred types of financial companies specifically. In addition, we think an accelerating U.S. economy and increased business confidence can help many capital markets businesses both in and outside the U.S.

10 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/03)

RFS	12.36	12.93	3.64	13.80	5.02	7.72

Annual Gross Operating Expenses: 1.85% Annual Net Operating Expenses: 1.69%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 12/31/03 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

FirstService Corporation	2.9

E-L Financial	2.6

Popular	2.5

First Citizens BancShares Cl. A	2.5

Ares Management L.P.	2.3

MBIA	2.0

BOK Financial	2.0

Ashmore Group	2.0

SEI Investments	2.0

First Republic Bank	1.9

Portfolio Industry Breakdown
% of Net Assets (Subject to Change)

Capital Markets	49.5

Banks	14.7

Insurance	6.2

Real Estate Management & Development	4.8

IT Services	3.6

Software	2.4

Professional Services	2.0

Investment Companies	1.8

Metals & Mining	1.8

Thrifts & Mortgage Finance	1.5

Marine	1.2

Trading Companies & Distributors	1.0

Diversified Financial Services	0.5

Hotels, Restaurants & Leisure	0.2

Internet Software & Services	0.0

Miscellaneous	4.5

Cash and Cash Equivalents	4.3

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	83	90

Fund’s First Full Quarter (12/31/03)	85	81

Calendar Year Total Returns (%)

YEAR	RFS

2016	12.9

2015	-4.7

2014	3.5

2013	42.0

2012	20.7

2011	-11.3

2010	18.5

2009	32.1

2008	-35.4

2007	-4.7

2006	24.8

2005	12.2

2004	15.1

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	53.6

Canada	13.7

United Kingdom	9.7

Singapore	3.1

Switzerland	2.3

South Africa	1.9

Hong Kong	1.5

[1]	Represents countries that are 1.5% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$50 million

Number of Holdings	96

Turnover Rate	37%

Average Market Capitalization[1]	$2,006 million

Weighted Average P/E Ratio[2,3]	20.2x

Weighted Average P/B Ratio[2]	2.0x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2017. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 11

MANAGER’S DISCUSSION
Royce Heritage Fund (RHF)

Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Heritage Fund increased 17.8% versus a gain of 21.3% for its small-cap benchmark, the Russell 2000 Index, for the same period. Despite trailing the small-cap index, we were pleased with the Fund’s absolute performance. The portfolio’s weighted average market cap has moved up over the last few years—it stood at $4.3 billion at year-end, $3.6 billion at the end of 2015, and $2.9 billion at the end of 2014—embracing more fully its ability to invest in both small- and mid-cap stocks that meet our exacting criteria for high quality and attractive valuation. In this light, it is worth noting that the smid-cap Russell 2500 Index gained 17.6% in 2016 and also trailed the small-cap index. In addition, the market saw three reversals that we think bode well for the Fund and active management: Small-caps had positive returns, value recaptured leadership from growth, and cyclical stocks beat their defensive counterparts.
During the first half of 2016, Heritage advanced 5.3%, ahead of the 2.2% increase for the Russell 2000. The second half of the year was more rewarding on an absolute basis though less so on a relative scale. The Fund advanced 11.9% in the second half of 2016 compared to 18.7% for the benchmark. Turning to longer-term spans, Heritage outperformed the small-cap index for the 20-year and since inception (12/27/95) periods ended December 31, 2016. The Fund’s average annual total return since inception was 12.3%.

WHAT WORKED... AND WHAT DIDN’T
Of the Fund’s 10 equity sectors, seven finished the year with net contributions. Its two largest, Industrials and Consumer Discretionary, also made the biggest positive impact on performance. Of the three sectors that detracted—Real Estate, Health Care, and Energy—only the first had a meaningful negative impact, and the portfolio was significantly underweighted in each throughout 2016. At the industry level, auto components (Consumer Discretionary) had by far the greatest positive effect on returns, led by top-15 holding and significant contributor LCI Industries, while chemicals (Materials) also made a notable positive impact. The effect of detracting industries was more modest, led by real estate management & development (Real Estate) and capital markets (Financials). The first industry was home to three of the Fund’s five top detracting positions.
The top contributor at the position level was recreational vehicle (RV) maker Thor Industries, the largest manufacturer in its industry and one of three stocks in the top five from the Consumer Discretionary sector. Thor benefited from numerous advantageous developments during the year, including its acquisition of Jayco, which bolstered Thor’s leading market position in low-end towable RVs, its fastest-growing sector. Robust growth in orders from both retail and dealer sources, the growing popularity of RVs, and favorable consumer financing all helped its shares to accelerate. Minerals Technologies produces performance-enhancing minerals, as well as mineral-based and synthetic mineral products. Its stock appreciated through much of the year before spiking after the election. We think the company has done an excellent job improving underperforming operations and maintaining margins in key divisions where organic growth has been modest due to macroeconomic factors. It also continues executing a material penetration opportunity in China of precipitated calcium carbonate (PCC) in paper production, an opportunity that remains large and has been gaining traction generating ample free cash flow.

Of those positions that detracted, we sold our shares of Signet Jewelers in June before reinitiating a position in November. The company, which operates the Jared, Kay, and Zales chains, was hurt earlier in the year by financing concerns that were followed by allegations of precious stone-swapping by its employees. Jones Lang LaSalle, which provides real estate brokerage and property management services, continues to execute well. However, a deceleration in commercial real estate transaction volumes and a material reset in capital markets fee streams caused an adjustment to certain fundamentals. We reduced our position during the year.

Relative to the Russell 2000, the Fund was hurt most by its underweight in banks and poor stock selection in capital markets, both of which led Financials to lag considerably. Stock selection challenges also had a meaningful impact in the aforementioned real estate management & development group. In addition, the Fund’s large cash position affected relative results. Conversely, stock selection was a relative strength in Consumer Discretionary, thanks in large part to LCI Industries and Standard Motor Products. We also benefited from having limited exposure to Health Care, which was the only Russell 2000 sector to decline in 2016.

Top Contributors to Performance For 2016 (%)[1]

Thor Industries	1.69

Minerals Technologies	1.43

LCI Industries	1.30

Copart	1.17

Standard Motor Products	1.04

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

Signet Jewelers	-0.67

Jones Lang LaSalle	-0.47

Kennedy Wilson Europe Real Estate	-0.43

Anixter International	-0.35

Kennedy-Wilson Holdings	-0.29

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The politically driven fourth quarter of 2016 notwithstanding, we continue to anticipate lower returns, higher volatility, and lower correlation levels. Evidence is building that a normalization in the markets is taking place, which should make them far more discriminating. For these reasons, we believe our bottom-up, quality-oriented process has the potential to do well. During 2016 we continued to reduce the number of names in the portfolio while raising cash, particularly in the fourth quarter, by selling holdings that had exceeded their reward targets. Portfolio positioning has otherwise remained largely intact.

12 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RGFAX RHFHX RYGCX RHFRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/95)

RHF	11.91	17.84	2.88	9.41	5.91	8.04	11.72	12.35

Annual Operating Expenses: 1.37%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 87% of all 10-year periods; 80% of all 5-year periods; and 62% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	105/121	87%	10.0	6.9

5-year	145/181	80%	10.7	7.6

1-year	142/229	62%	13.3	9.2

1 Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 12/27/95 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

Alleghany Corporation	3.0

Thor Industries	2.8

Copart	2.8

Westlake Chemical	2.6

Standard Motor Products	2.5

LKQ Corporation	2.4

Gentex Corporation	2.2

ManpowerGroup	2.1

Hubbell Cl. B	2.1

Kirby Corporation	1.9

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	25.4

Industrials	21.6

Materials	9.5

Financials	7.2

Information Technology	6.3

Real Estate	4.7

Utilities	1.8

Health Care	1.1

Consumer Staples	0.3

Miscellaneous	2.1

Cash and Cash Equivalents	20.0

Calendar Year Total Returns (%)

YEAR	RHF

2016	17.8

2015	-6.5

2014	-1.1

2013	26.0

2012	14.3

2011	-9.3

2010	27.5

2009	51.8

2008	-36.2

2007	1.2

2006	22.6

2005	8.7

2004	20.4

2003	38.1

2002	-18.9

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	90	93

From 12/31/95 (Start of Fund’s First Full Quarter)	108	87

Portfolio Diagnostics

Fund Net Assets	$226 million

Number of Holdings	77

Turnover Rate	67%

Average Market Capitalization[1]	$4,311 million

Weighted Average P/E Ratio[2,3]	20.2x

Weighted Average P/B Ratio[2]	2.6x

Active Share[4]	98%

U.S. Investments (% of Net Assets)	73.7%

Non-U.S. Investments (% of Net Assets)	6.3%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 13

MANAGERS’ DISCUSSION
Royce International Micro-Cap Fund (RMI)

Jim Harvey, CFA Dilip Badlani, CFA

FUND PERFORMANCE
Royce International Micro-Cap Fund advanced 6.3% in 2016, outperforming its benchmark, the Russell Global ex-U.S. Small Cap Index, which was up 5.0% for the same period. We were pleased that this solid performance came in the context of sector results that were choppier than those of domestic micro-caps, with the benchmark’s two cyclical, commodity-based sectors, Energy and Materials, doing best, followed by strong results for defensive Utilities. This stood in sharp contrast to the U.S. small- and micro-cap markets, in which cyclical leadership was more pronounced.
During the first half of the calendar year, the Fund gained 0.2% versus 1.0% for its benchmark. The second half was more of a tale of two quarters. The third quarter saw International Micro-Cap advance 9.2% versus 7.9% for the benchmark as many stocks rebounded following the Brexit vote. During the fourth quarter, however, most international small- and micro-caps declined. The Fund fell 2.8% compared to a decline of 3.6% for the Russell Global ex-U.S. Small Cap. A lot of this was due to currency effects as the growing strength of the U.S. dollar affected holdings based in the U.K., where the British pound declined significantly in 2016.

WHAT WORKED... AND WHAT DIDN’T
Five of the portfolio’s nine equity sectors made contributions to 2016 performance, led by Information Technology and Consumer Discretionary. Detractors made a far lower impact and were led by Energy (the best-performing sector in the benchmark) and Consumer Staples. The leading industries by contribution were media (Consumer Discretionary), semiconductors & semiconductor equipment (Information Technology), and metals & mining (Materials). As with sectors, detracting industries had much less of an effect on results, with oil, gas & consumable fuels (Energy), commercial services & supplies, and building products (both from Industrials) the leaders.
The Fund’s top contributor at the position level was Brazil’s T4F Entretenimento. The company operates at multiple levels of the entertainment industry, including venue operation, ticketing, food & beverage, merchandise sales, and corporate sponsorships. T4F participated in a strong rally that saw Brazilian small-caps rise approximately 60% in 2016. After a few difficult years in which profitability suffered from heightened competition, T4F increased its profits for the second consecutive year. We reduced our stake as its shares climbed. Manappuram Finance, one of India’s leading Non-Bank Financial Companies (NBFC), has been enjoying robust market conditions for its specialized lending focus which offers loans against gold collateral. A stable gold market coupled with healthy demand helped Manappuram to continue its mid-double-digit growth rate. We sold the last of our shares in October. Imdex is an Australian company with a global business providing drilling fluids and leading downhole instrumentation to the mining, water well, and civil engineering industries. A summer earnings announcement showed stable profitability and offered a more favorable outlook boosted by the company shedding an unprofitable business segment. The combination helped to send shares soaring between June and year-end.

Turning to detractors, Banca Sistema is an Italian bank specializing in financing and managing trade receivables owed by the Italian Public Administrations. Despite its unique business model and attractive growth profile, it was initially caught up in the widespread downdraft for Italian banks, considered one of the more vulnerable areas of European finance in the aftermath of Brexit. However, the company continued to execute effectively and delivered strong earnings growth. We think that it is well positioned to take advantage of the large opportunity set in front of it. We also held shares of Ardmore Shipping, which owns and operates shipping tankers, primarily for chemicals. With shipping index volumes bouncing along all-time lows during the first half of the year, its stock was not spared. However, the fact that it was trading at about half its book value or lower through most of the second half made it worth holding as we await a recovery for its industry. Zealand Pharma is a Danish biotechnology company whose share price decline was mostly driven by the sell-off in its industry. Seeing what we thought was better value elsewhere, we sold the last of our shares in May.

Companies headquartered in Canada and Australia had the largest positive impact on performance while those based in the U.K. and Italy detracted most. Relative to its benchmark, the Fund had significant stock selection advantages in Consumer Discretionary, especially in the media industry, and Information Technology. Conversely poor stock picks in oil, gas & consumable fuels hurt relative performance, as did our substantial underweight in the Materials sector.

Top Contributors to Performance For 2016 (%)[1]

T4F Entretenimento	1.00

Manappuram Finance	0.89

Imdex	0.59

Morneau Shepell	0.56

I.T	0.46

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

Banca Sistema	-0.65

Ardmore Shipping	-0.46

Zealand Pharma	-0.45

GCA	-0.37

Pendragon	-0.34

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We continue to find attractive opportunities in international micro-cap companies as valuations in many parts of the world remain compelling to us. With three times as many small- and micro-cap companies headquartered outside the U.S., we continue to see ample opportunity to uncover well-run, underfollowed micro-cap companies trading at attractive valuations. Of our four largest sectors at year-end—three were overweighted versus the benchmark, Information Technology, Industrials, and Consumer Discretionary.

14 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL ROIMX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RMI	6.11	6.33	0.92	6.79	1.45

Annual Gross Operating Expenses: 3.11% Annual Net Operating Expenses: 1.64%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

Magellan Aerospace	1.7

Exco Technologies	1.4

Conviviality	1.3

Irish Continental Group	1.3

Minerva	1.3

Broadway Industrial Group	1.3

Dustin Group	1.3

Hilton Food Group	1.2

Irish Residential Properties REIT	1.2

CANCOM	1.2

Portfolio Sector Breakdown
% of Net Assets

Information Technology	20.9

Industrials	20.2

Consumer Discretionary	18.6

Consumer Staples	8.2

Real Estate	7.9

Materials	6.3

Financials	6.0

Health Care	2.3

Energy	1.9

Cash and Cash Equivalents	7.7

Calendar Year Total Returns (%)

YEAR	RMI

2016	6.3

2015	-1.0

2014	-2.4

2013	18.9

2012	13.6

2011	-21.5

Portfolio Country Breakdown[1,2]
% of Net Assets

United Kingdom	12.7

Japan	12.1

Canada	10.5

Taiwan	7.4

Germany	6.1

Hong Kong	4.3

Sweden	3.8

South Korea	3.5

Ireland	3.1

Australia	3.1

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$6 million

Number of Holdings	139

Turnover Rate	113%

Average Market Capitalization[1]	$438 million

Weighted Average P/E Ratio[2,3]	14.2x

Weighted Average P/B Ratio[2]	1.7x

Active Share[4]	98%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.64% through April 30, 2017 and at or below 1.99% through April 30, 2026. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016.

The Royce Funds 2016 Annual Report to Shareholders | 15

MANAGERS’ DISCUSSION
Royce International Premier Fund (RIP)

David Nadel Mark Rayner, CA

FUND PERFORMANCE
Royce International Premier Fund declined 1.1% in 2016, trailing its benchmark, the Russell Global ex-U.S. Small Cap Index, which rose 5.0% for the same period. This was a disappointing result, though it was not entirely unexpected in light of the Fund’s performance in 2015 (+16.2%), which was stellar on both an absolute and relative basis. In contrast to their domestic cousins, investors in non-U.S. small-caps generally showed more favor to commodity-based international small-cap companies than they did to the kind of high-quality businesses we seek.
During the first half of 2016, International Premier was up 0.8% versus a 1.0% gain the non-U.S. small-cap index. The second half gave us a tale of two quarters. Both the Fund (+5.1%) and its benchmark (+7.9%) showed more life in the third quarter as many stocks bounced back or stabilized following Brexit-bred volatility. During the fourth quarter, however, most international small-caps declined. The Fund fell 6.6% in the year’s final quarter compared to a 3.6% loss for the Russell Global ex-U.S. Small Cap. Much of this can be traced to currency effects. The rising U.S. dollar was particularly strong against the British pound, which declined significantly in the wake of the Brexit vote. We felt better about the Fund’s longer-term results. International Premier outperformed its benchmark for the three-, five-year, and since inception (12/31/10) periods ended December 31, 2016.

WHAT WORKED... AND WHAT DIDN’T
Four of the portfolio’s nine equity sectors finished 2016 in the red. Consumer Discretionary and Energy made the largest negative impact while the leading contributors were Information Technology and Financials. The leading detractors at the industry level were pharmaceuticals (Health Care), oil, gas & consumable fuels (Energy), and aerospace & defense (Industrials) while the top-contributing industries were health care providers & services (Health Care), electronic equipment, instruments & components (Information Technology), and consumer finance (Financials).
The portfolio’s top detractor at the position level was Virbac, a French firm that makes vaccines, antibiotics, and other veterinary medications. Its shares suffered mostly from the negative results of a 2014 FDA investigation of its U.S. plant in St. Louis that were released earlier this year. In December 2016, however, the FDA rescinded the warning letter, leaving the status of Virbac’s U.S. operations where they were at the beginning of the year, which allowed its shares to begin to recover. Gaztransport Et Technigaz is a French engineering company that specializes in cargo containment systems and land storage for liquefied natural gas carriers. Its shares looked less attractive when the Fair Trade Commission of South Korea—a major hub of its business—announced it would investigate whether or not the company was in violation of fair trade laws, which led us to sell our shares in the first quarter.

OdontoPrev made the largest positive impact at the position level. The company specializes in dental benefits and technology in Brazil, which has one of the largest dentistry markets in the world. Its business was aided by strong earnings and increased membership, as well as the recovery of Brazil’s stock market and currency during the first half. During the summer, it was also helped by the view that a favorable regulatory ruling might free up cash flow to further increase the company’s already-generous dividend. The stock of Swiss private equity business—and top-10 position—Partners Group Holding climbed through the year, boosted by ongoing growth in assets under management, which have grown each year since the firm’s IPO in 2006. Partners Group Holding has garnered a strong track record in more opaque asset classes, which we think makes it very well positioned to continue growing.

Relative to the Russell Global ex-U.S. Small Cap, the Materials sector made the largest negative impact in large part due to our lack of exposure to metals & mining and poor stock picks in the sector’s containers & packaging industry. Ineffective stock selection created a negative impact for commercial services & supplies (Industrials) while our very low weighting in Energy made that sector a detractor as well. On the positive side, relative results were helped most by successful stock selection in Information Technology. The portfolio derived more modest benefits from stock picking in the otherwise disappointing Health Care sector and its appreciably lower weighting in Consumer Discretionary. Based on geography, the portfolio’s overweights in the U.K. and France created substantial relative performance drags.

Top Contributors to Performance For 2016 (%)[1]

OdontoPrev	1.24

Partners Group Holding	0.74

Bajaj Finance	0.71

LEM Holding	0.54

Meitec Corporation	0.52

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

Virbac	-0.74

Gaztransport Et Technigaz	-0.68

Santen Pharmaceutical	-0.65

Senior	-0.60

Value Partners Group	-0.59

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The narrow sector leadership within international small-cap during 2016 (similar to what afflicted domestic small-caps in 2015) hurt performance but at the same time created potential opportunities, fueling our optimism. Some of these are among our highest-confidence selections in some time, as a number of these stocks entered 2017 near multi-year lows, especially when denominated in U.S. dollars. Many non-U.S. small-caps have also been trading at sizable discounts to international GDP while also offering generous dividend yields. In addition, a large gap can be seen not just in multiples, but also in margins—international equities trade at much lower multiples that are themselves based on lower profit margins.

16 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYIPX RIPNX RINRX RINPX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RIP	-1.82	-1.06	1.82	9.03	4.24

Annual Gross Operating Expenses: 2.35% Annual Net Operating Expenses: 1.44%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

Mayr-Melnhof Karton	3.2

Meitec Corporation	3.0

USS	3.0

Partners Group Holding	2.9

VZ Holding	2.8

Relo Group	2.6

Thermador Groupe	2.6

Bajaj Finance	2.5

Santen Pharmaceutical	2.5

Burckhardt Compression Holding	2.5

Portfolio Sector Breakdown
% of Net Assets

Industrials	31.4

Health Care	20.8

Information Technology	11.2

Financials	10.7

Materials	10.0

Consumer Discretionary	6.9

Consumer Staples	3.2

Real Estate	2.7

Cash and Cash Equivalents	3.1

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter (12/31/10)	100	83

Calendar Year Total Returns (%)

YEAR	RIP

2016	-1.1

2015	16.2

2014	-8.2

2013	18.3

2012	23.4

2011	-16.8

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	20.0

United Kingdom	19.7

Switzerland	11.1

Germany	8.0

Australia	6.4

France	5.0

India	3.8

Sweden	3.4

Canada	3.4

Austria	3.2

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$64 million

Number of Holdings	50

Turnover Rate	67%

Average Market Capitalization[1]	$1,812 million

Weighted Average P/E Ratio[2,3]	22.0x

Weighted Average P/B Ratio[2]	3.4x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 6/30/14 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2017 and at or below 1.99% through April 30, 2026. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 17

MANAGERS’ DISCUSSION
Royce International Small-Cap Fund (RIS)

Dilip Badlani, CFA Jim Harvey, CFA

FUND PERFORMANCE
Royce International Small-Cap Fund was down 1.7% in 2016, trailing its benchmark, the Russell Global ex-U.S. Small Cap Index, which rose 5.0% for the same period. We were disappointed in this result, especially following underwhelming results for the Fund over the last two years. We were also struck by the contrasting pattern of sector results for international small-caps, which were choppier than those of domestic small-caps. The benchmark’s two cyclical, commodity-based sectors, Energy and Materials, did best in 2016, followed by strong results for the defensive Utilities sector. This stood in sharp contrast to the U.S. small-cap market, in which cyclical leadership was more pronounced.
During the first half of the calendar year, the Fund fell 1.6% compared to a gain of 1.0% for the Russell Global ex-U.S. Small Cap. Returns were not much better on an absolute or relative basis in the second half of 2016, in which the Fund fell 0.1% versus a 4.0% gain for its benchmark.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s 11 equity sectors finished 2016 in the black while the top detractors were Health Care, Utilities, and Materials. The last of these sectors was the second-best performer of the benchmark’s sectors in 2016. Real Estate, Industrials, and Information Technology led the list of contributors by a meaningful margin. At the industry level, the leading detractors were textiles, apparel & luxury goods, specialty retail (both from Consumer Discretionary), and metals & mining (Materials) while contributions again came disproportionately from three areas—real estate management & development (Real Estate), auto components (Consumer Discretionary), and consumer finance (Financials).
      The Fund’s leading detractor at the position level was Banca Sistema, an Italian bank specializing in financing and managing trade receivables owed by the Italian Public Administrations. Despite its unique business model and attractive growth profile, it has been caught up in the widespread downdraft for Italian banks, considered one of the more vulnerable areas of European finance in the aftermath of Brexit. However, the company continued to execute effectively and delivered strong earnings growth. We think that it is well positioned to take advantage of the large opportunity set in front of it and added shares in October and November. We felt less confident in the long-term prospects for Wasion Group Holdings, a Hong Kong-based company that provides smart power, water, heat, and gas meters. Earnings announced early in 2016 were unsteady primarily due to its reliance on the Chinese government’s budgeting. This influenced our decision to move on. Technicolor is a French media and entertainment company engaged in the sale of digital set-top boxes and high-speed gateways for home digital, the replication and distribution of DVD and Blu-ray discs, and special effects services and post-production for studios. It also has a patent portfolio. Technicolor’s shares suffered when it missed consensus revenue growth expectations and gave back some of its gains from 2015. We reduced our position in 2016.
      The top contributor at the position level was Minth Group, a Chinese auto supplier that has seen a steady increase in operating earnings as investments geared toward greater manufacturing efficiencies have paid off. Although we trimmed our position in 2016, we liked its long-term prospects based on its solid backlog and ability to grow its global business. Manappuram Finance, one of India’s leading Non-Bank Financial companies (NBFC), has been enjoying robust market conditions for its specialized lending focus which offers loans against gold collateral. A stable gold market coupled with healthy demand helped Manappuram to continue its mid-double-digit growth rate. After a strong run, we sold the last of our shares in October. Brazil’s T4F Entretenimento operates at multiple levels of the entertainment industry, including venue operation, ticketing, food & beverage, merchandise sales, and corporate sponsorships. T4F participated in a strong rally that saw Brazilian small-caps rise approximately 60% in 2016. After a few difficult years in which profitability suffered from heightened competition, T4F increased its profits for the second consecutive year. We reduced our stake as its shares climbed.
Companies headquartered in Canada, China, and Brazil had the largest positive impact on performance while those based in Australia, Italy, and Hong Kong detracted most. Relative to its benchmark, the Fund suffered somewhat from both its underweight and poor stock selection in the Materials and, to a lesser degree, Energy sectors. Conversely, stock selection was a strength in Real Estate, as was our portfolio underweight. Lower exposure also provided a relative advantage in Health Care.

Top Contributors to Performance For 2016 (%)[1]

Minth Group	1.07

Manappuram Finance	0.86

T4F Entretenimento	0.64

Morneau Shepell	0.60

Haitian International Holdings	0.47

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

Banca Sistema	-0.63

Wasion Group Holdings	-0.51

Technicolor	-0.43

Value Partners Group	-0.41

Saracen Mineral Holdings	-0.41

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We continue to find attractive opportunities in international small-cap companies as valuations in many parts of the world remain compelling to us. With three times as many small- and micro-cap companies headquartered outside the U.S., we continue to see ample opportunity to uncover well-run, underfollowed small-cap companies trading at attractive valuations. Two of our three largest sectors at year-end—Industrials and Information Technology—were also overweighted versus the benchmark.

18 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYGSX RISNX RISIX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (6/30/08)

RIS	-0.13	-1.72	-3.62	3.80	3.14

Annual Gross Operating Expenses: 1.92% Annual Net Operating Expenses: 1.45%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 6/30/08 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

Industrias Bachoco ADR	2.2

Magellan Aerospace	1.7

Conviviality	1.4

Exco Technologies	1.4

KIWOOM Securities	1.4

CANCOM	1.4

Irish Continental Group	1.3

Hilton Food Group	1.3

Minerva	1.3

Dustin Group	1.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	20.8

Consumer Discretionary	17.5

Information Technology	15.0

Materials	10.2

Consumer Staples	9.5

Financials	9.2

Real Estate	6.6

Health Care	3.7

Telecommunication Services	1.6

Utilities	0.6

Energy	0.5

Cash and Cash Equivalents	4.8

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

From 6/30/08 (Start of Fund’s First Full Quarter)	91	90

Calendar Year Total Returns (%)

YEAR	RIS

2016	-1.7

2015	-1.7

2014	-7.3

2013	12.7

2012	19.4

2011	-18.7

2010	26.5

2009	50.3

Portfolio Country Breakdown[1,2] % of Net Assets

Japan	14.6

United Kingdom	10.7

Canada	9.4

South Korea	6.3

Hong Kong	6.0

China	5.7

Taiwan	5.4

Germany	5.0

Sweden	4.6

Australia	3.5

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$7 million

Number of Holdings	128

Turnover Rate	111%

Average Market Capitalization[1]	$897 million

Weighted Average P/E Ratio[2,3]	14.5x

Weighted Average P/B Ratio[2]	2.0x

Active Share[4]	98%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2017. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 19

MANAGER’S DISCUSSION
Royce Low-Priced Stock Fund (RLP)

Jim Stoeffel

FUND PERFORMANCE
Royce Low-Priced Stock Fund gained 16.1% in 2016, a solid absolute result that nonetheless fell well short of its small-cap benchmark, the Russell 2000 Index, which advanced 21.3% for the same period. This disappointing relative result notwithstanding, we were encouraged by other developments in 2016. In particular, there were three reversals that we think should continue to bode well for small-cap stocks and active management in that space: the Russell 2000 turned around 2015’s negative results, value outperformed growth, and cyclicals beat defensives.
During the first half of 2016, the Fund was down 2.5%, lagging its small-cap benchmark, which gained 2.2% for the same period. Although small-caps stayed strong in the third quarter, much of the action was in growth companies, which edged out their value counterparts. The Fund also enjoyed a strong third quarter on both an absolute and relative basis, advancing 10.4% compared to 9.0% for the small-cap index. The fourth quarter, which saw a robust, post-election rally, was less encouraging in terms of its relative result. The Fund gained 7.7% in the period versus 8.8% for the Russell 2000. The Fund was ahead of the small-cap index for the 20-year and since inception (12/15/93) periods ended December 31, 2016. Low-Priced Stock’s average annual total return since inception was 10.1%.

WHAT WORKED... AND WHAT DIDN’T
Ten of the Fund’s 11 equity sectors made net contributions to performance in 2016. Information Technology led by a wide margin, making a contribution more than twice as impactful as that of Industrials, the portfolio’s second-best contributor. These were also our two largest sectors at year-end. Health Care—the only sector within the Russell 2000 with a negative return in 2016—detracted. Two industries made substantial contributions: semiconductors & semiconductor equipment and electronic equipment, instruments & components (both from Information Technology). Software (Information Technology), pharmaceuticals (Health Care), and capital markets (Financials) detracted most, though less meaningfully, on the industry level.
      The Fund’s top-contributing holding was TTM Technologies, which provides time-critical, one-stop manufacturing services for printed circuit boards. Over the past year the company has begun to benefit from an earlier strategic acquisition of a key competitor that created significant cost savings while also giving TTM a much broader and more diversified product line. We held some shares at year-end as we believe we may be in the early innings of gains driven by TTM’s improved position. Cirrus Logic develops audio and voice semiconductors used primarily in mobile communications. The company is the sole provider of an end-to-end solution that spans the entire audio signal chain, which is allowing it to pick up significant incremental share in its target markets. We think its intermediate-term opportunities remained open-ended at the end of 2016.
      As for detractors, our view of SeaChange International remained intact. The company provides video-on-demand software to cable television and telecommunications operators. Its efforts to offer a similar turnkey video solution to over-the-top video providers such as Netflix are proving to be a longer-term project than we had originally anticipated and which resulted in an unexpected CEO change. However, we like its inexpensive valuation and long-term prospects for success. ZAIS Group Holdings is an investment manager focused primarily on structured credits. Recent credit market turmoil has caused investment performance to fall below various “high-water” marks, meaningfully dampening profitability and future growth opportunities. We added to our position in 2016 given its highly discounted valuation.
On a relative basis in 2016, the Fund was hurt most by both poor stock selection in capital markets and its underweight in banks, both in Financials, a source of strength for small-caps in 2016. Stock picking also detracted in Industrials and Consumer Discretionary. Conversely, savvy stock picking in Information Technology and our underweight in the underperforming Health Care sector both provided sizable relative advantages in 2016.

Top Contributors to Performance For 2016 (%)[1]

TTM Technologies	0.87

Cirrus Logic	0.84

PDF Solutions	0.82

Hudson Technologies	0.80

Alamos Gold Cl. A	0.63

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

SeaChange International	-0.82

ZAIS Group Holdings Cl. A	-0.66

Lipocine	-0.54

Ardmore Shipping	-0.51

Infinera Corporation	-0.49

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We were net sellers across the board in the face of the strong post-election rally, as we believe valuations have become extended based on our 2017 estimates. We continue to see a number of secular trends such as The Internet of Things and mobile computing that have positive implications for niche small-cap technology companies. While oil prices remain volatile, they appear to have bottomed in the summer. To the extent this trend holds, we expect well-capitalized companies in our portfolio to begin putting their balance sheets to work to drive long-term shareholder value. We have added slightly to the Consumer Discretionary sector as valuations remain attractive and the U.S. consumer looks reasonably well positioned given the relative strength of our economy. However, fundamental performance continues to disappoint, so we are proceeding cautiously. We were underweight in Health Care, particularly in biotechnology, where multiples have been especially stretched relative to our valuation-sensitive discipline. However, as one of the only small-cap sectors to sit out the year-end rally, valuations in some areas of medical technology are becoming more intriguing to us.

20 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYLPX RLPHX RLPIX RLPRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RLP	19.01	16.09	0.16	3.46	2.97	5.99	9.27	10.08

Annual Operating Expenses: 1.50%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 60% of all 10-year periods; 69% of all 5-year periods; and 54% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	72/121	60%	8.9	6.9

5-year	125/181	69%	9.3	7.6

1-year	124/229	54%	10.8	9.2

1 Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 12/15/93 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

Korn/Ferry International	1.0

Cirrus Logic	1.0

Photronics	1.0

Chico’s FAS	0.9

American Eagle Outfitters	0.9

Heidrick & Struggles International	0.9

Trecora Resources	0.9

AV Homes	0.9

Orbotech	0.9

Lam Research	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	23.4

Industrials	18.4

Consumer Discretionary	16.6

Financials	11.7

Energy	7.7

Health Care	5.6

Materials	4.9

Real Estate	1.4

Consumer Staples	1.0

Telecommunication Services	0.5

Miscellaneous	5.0

Cash and Cash Equivalents	3.8

Calendar Year Total Returns (%)

YEAR	RLP

2016	16.1

2015	-10.4

2014	-3.4

2013	12.9

2012	4.5

2011	-14.6

2010	31.5

2009	53.6

2008	-36.0

2007	2.3

2006	19.0

2005	9.7

2004	13.6

2003	44.0

2002	-16.3

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	87	111

From 12/31/93 (Start of the Fund’s First Full Quarter)	101	94

Portfolio Diagnostics

Fund Net Assets	$319 million

Number of Holdings	158

Turnover Rate	34%

Average Market Capitalization[1]	$688 million

Weighted Average P/B Ratio[2]	1.8x

Active Share[3]	95%

U.S. Investments (% of Net Assets)	81.9%

Non-U.S. Investments (% of Net Assets)	14.3%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus, including management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 21

MANAGERS’ DISCUSSION
Royce Micro-Cap Fund (RMC)

Jim Stoeffel Brendan Hartman

FUND PERFORMANCE
Royce Micro-Cap Fund gained 19.7% in 2016, a strong absolute result that nonetheless fell short of both its benchmark, the Russell Microcap Index, which rose 20.4%, and the small-cap Russell 2000 Index, which advanced 21.3% for the same period. This disappointing relative result notwithstanding, we were encouraged by other developments in 2016. In particular, there were three reversals that we think should continue to bode well for the Fund, micro-cap and small-cap stocks, and active management: Both the Russell Microcap and Russell 2000 turned around 2015’s negative results, value outperformed growth, and cyclicals beat defensives.
During the first half of 2016, the Fund was down 0.7%, ahead of its micro-cap benchmark, the Russell Microcap, which lost 1.7%, while trailing the small-cap index, which rose 2.2% for the same period. The Fund advanced 9.0% in the third quarter compared to respective gains of 11.2% and 9.0% for the micro-cap and small-cap indexes. The Fund gained 10.7% in the fourth quarter versus 10.0% for the Russell Microcap and 8.8% for the Russell 2000. The Fund was ahead of the Russell 2000 for the 20-, 25-year and since inception (12/31/91) periods ended December 31, 2016. (Data for the Russell Microcap only goes back to June 30, 2000.) The Fund’s average annual total return since inception was 11.1%.

WHAT WORKED... AND WHAT DIDN’T
Of the Fund’s 11 equity sectors, 10 made net contributions to performance in 2016. Industrials and Information Technology, its two largest sectors at year-end, made by far the biggest positive impact while Financials and Consumer Discretionary made smaller but still notable contributions. Health Care—the only sector within the Russell Microcap with a negative return in 2016—detracted. Three industries made substantial contributions: electronic equipment, instruments & components, semiconductors & semiconductor equipment (both from Information Technology), and machinery (Industrials). Software (Information Technology), pharmaceuticals, and biotechnology (both from Health Care) detracted most, though far less meaningfully, on the industry level.
The Fund’s top-contributing holding was PDF Solutions, which provides test chips that allow semiconductor companies to rapidly improve initial yields on new designs. Yield improvements are critical drivers of financial results for integrated circuit companies, so a unique gain-sharing model shows PDF’s importance to its customers. While we reduced our stake in 2016, we held some shares as the increasing complexity of semiconductor design makes PDF’s opportunity look somewhat open ended. Hudson Technologies sells refrigerants and provides related services. It benefited in 2016 from improved pricing associated with the legislatively mandated phase out of R-22 refrigerants, which we expect to drive a significant increase in profitability. An unexpected Department of Defense distribution contract associated with a small tuck-in acquisition from a prior year also helped. We reduced our position as its price rose, though we held some shares as we believe we are still in the early stages of price gains associated with the R-22 phase out.

As for detractors, our view of SeaChange International remained intact. The company provides video-on-demand software to cable television and telecommunications operators. Its efforts to offer a similar turnkey video solution to over-the-top video providers such as Netflix are proving to be a longer-term project than we had originally anticipated and which also resulted in an unexpected CEO change. However, we like its inexpensive valuation and long-term prospects for success. Medical device maker Avinger developed an image-guided, catheter-based system to treat peripheral artery disease. While its long-term promise remains significant, the roll-out has been beset by execution problems and slower-than-expected adoption. Concerns about the company’s liquidity as it was running through cash led us to sell our position.
    On a relative basis in 2016, the Fund was hurt most by both its underweight and poor stock selection in Financials, a source of strength for micro-caps in 2016, especially in banks. Stock picking and, to a lesser extent, our underweight also detracted in Real Estate. Conversely, our underweight in the underperforming Health Care sector provided a sizable relative advantage, as did savvy stock picking in Information Technology and, to a lesser degree, our overweight in Industrials.

Top Contributors to Performance For 2016 (%)[1]

PDF Solutions	0.77

Hudson Technologies	0.77

DTS	0.75

Capella Education	0.63

CryoLife	0.61

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

SeaChange International	-0.68

Avinger	-0.52

Dynavax Technologies	-0.52

Rubicon Project	-0.52

Ardmore Shipping	-0.48

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We were net sellers across the board in the face of the strong post-election rally, as we believe valuations have become extended based on our 2017 estimates. Health Care saw the biggest weighting decline in the portfolio, though we continue to find some pockets of value in that sector, as well as in Information Technology and Industrials. We view them as areas that have selective potential to benefit from the relative strength of the U.S. economy. Consumer companies remain among the most intriguing from a valuation perspective, but fundamentals continue to surprise on the downside, so we are proceeding even more cautiously than usual. Valuations in some areas of medical technology were looking more reasonable to us. This could provide a source of new ideas in 2017.

22 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)

RMC	20.61	19.74	-0.16	5.45	3.91	7.74	9.40	11.05	11.05

Annual Operating Expenses: 1.50%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Russell Microcap’s Inception (6/30/00) Through 12/31/16

On a monthly rolling basis, the Fund outperformed the Russell Microcap in 76% of all 10-year periods; 66% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	60/79	76%	8.3	6.2

5-year	92/139	66%	8.7	7.7

1-year	102/187	55%	10.1	9.8

1 Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Index
Inception) as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

ePlus	1.1

Photronics	1.0

PC Connection	0.9

Global Brass and Copper Holdings	0.8

Vishay Precision Group	0.8

Zealand Pharma	0.8

Orbotech	0.8

Citi Trends	0.8

AV Homes	0.8

Ardmore Shipping	0.8

Portfolio Sector Breakdown
% of Net Assets

Industrials	20.8

Information Technology	20.5

Consumer Discretionary	14.1

Financials	11.8

Health Care	7.8

Energy	5.3

Materials	3.7

Real Estate	1.8

Consumer Staples	0.9

Telecommunication Services	0.5

Miscellaneous	4.7

Cash and Cash Equivalents	8.1

Calendar Year Total Returns (%)

YEAR	RMC

2016	19.7

2015	-13.3

2014	-4.1

2013	21.3

2012	8.0

2011	-12.1

2010	30.1

2009	55.7

2008	-40.9

2007	7.1

2006	22.3

2005	11.5

2004	15.8

2003	52.6

2002	-13.4

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	81	85

From 6/30/00 (Russell Microcap Index Inception)	91	81

Portfolio Diagnostics

Fund Net Assets	$244 million

Number of Holdings	163

Turnover Rate	38%

Average Market Capitalization[1]	$460 million

Weighted Average P/E Ratio[2,3]	19.8x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	89%

U.S. Investments (% of Net Assets)	80.4%

Non-U.S. Investments (% of Net Assets)	11.5%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (22% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 23

MANAGERS’ DISCUSSION
Royce Micro-Cap Opportunity Fund (ROS)

Bill Hench Buzz Zaino, CFA

FUND PERFORMANCE
Royce Micro-Cap Opportunity Fund gained 23.8% in 2016, well ahead of the Russell Microcap Index, which was up 20.4% for the same period. This was largely due to the fact that 2016 was particularly favorable to the kind of inexpensive micro-cap stocks that we focus on, as measured by our primary metrics, companies with low P/B (price-to-book) and P/S (price to sales) ratios. Effective stock selection, of course, also played a significant role.
The Fund outperformed the Russell Microcap in 2016’s first half, advancing 3.2% versus a decline of 1.7% for the benchmark. This advantage grew in the third quarter, when Micro-Cap Opportunity handily outpaced the micro-cap index, up 13.9% versus 11.2%. The post-election rally that boosted many small- and micro-cap returns saw the Fund actually lose some ground on a relative basis as it gained 5.4% in the fourth quarter while the benchmark gained 10.0%. For the year as a whole, we were pleased to see the Fund participate fully in a period that saw value retake leadership from growth and cyclical stocks outpace defensive areas. We were also happy with Micro-Cap Opportunity’s longer-term absolute returns. The Fund’s average annual total return since inception (8/31/10) was 12.3%.

WHAT WORKED... AND WHAT DIDN’T
Seven of the portfolio’s 10 equity sectors contributed to 2016’s return. Information Technology led by a sizable margin while meaningful contributions also came from Industrials, Consumer Discretionary, and Financials. Telecommunication Services and Energy detracted modestly, Health Care more so. The top industries by contribution were semiconductors & semiconductor equipment, electronic equipment, instruments & components (both from Information Technology), and aerospace & defense (Industrials). Those industries that detracted most—health care equipment & supplies, biotechnology (both from Health Care), and electrical equipment (Industrials)—had far less impact.
As is typically the case in a good year, most of the portfolio’s successes in 2016 resulted from opportunities we pursued in 2015 or earlier, when valuations looked attractively low and the potential for earnings recovery was promising. As is always the case, we were prepared to wait for improvements, usually in the form of earnings recovery, to take effect. Top contributor Amber Road was also a top-10 holding at the end of 2016. A software company with a compelling niche, it develops single platforms to automate and streamline global trade, offering import and export, global logistics, and trade agreement management solutions. We first bought shares in 2014 on the understanding that its turnaround would take time and patience. Throughout 2016, investors anticipated a growing client base for the firm, driving up the value of its shares. Spartan Motors makes chassis for commercial vehicles. We always thought of it as a terrific manufacturer in a very solid niche. The company had high revenues but tended to generate low profits. When the current CEO joined the firm in 2014, he began to revamp the management team, bringing people in who were committed to improving the company’s operational efficiency. We liked his plan and built a large position in the stock. The new team’s efforts came to fruition as earnings and margins began to improve.

Even a good year has its share of disappointments. Power Solutions International manufactures low-emission engines for off-highway industrial equipment that run primarily on natural gas and propane. We thought its exposure to several different end markets would help it to turn around, but downward revisions to earnings and accounting issues, which we think can be resolved fairly easily, have stalled its progress. With the energy industry recovering, however, we were optimistic about its long-term potential and built our stake in 2016. We did the same with CareDx, which specializes in diagnostic testing for transplant recipients. After receiving an unfavorable reimbursement ruling from the Centers for Medicare & Medicaid Services in September, its stock tumbled, failing to get back to health even when the reimbursement ruling was rescinded in November. We estimated the value of its technology to be in excess of its market cap at the end of 2016.

The Fund enjoyed its most significant relative advantage in 2016 with stock selection in the Information Technology sector while our lower exposure to Health Care, which corrected through much of 2016, was also a strength. Relative detractors were far less impactful and included an underweight in Financials, poor stock picking in Materials, an underweight in Real Estate, and our cash position.

Top Contributors to Performance For 2016 (%)[1]

Amber Road	2.11

Spartan Motors	1.82

PCM	1.65

KEMET Corporation	1.64

KEYW Holding Corporation	1.35

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

Power Solutions International	-1.25

CareDx	-1.07

Accuray	-0.76

Civitas Solutions	-0.73

SunEdison	-0.71

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We anticipate headwinds to start 2017 and tailwinds in its second half. A list of the former would include higher interest rates and uncertainty around federal spending. As for tailwinds, there is the momentum of business improvement since the election and pent-up demand from the inhibited environment of the six months prior to it. In addition, employment is strong, and consumer balance sheets are in better shape. Finally, expansionary fiscal policy should ultimately be implemented at a reasonable pace assuming spending is restrained so as not to balloon the federal deficit. The performance of micro- and small-cap stocks depends on a growing economy and higher earnings. We have focused the portfolio on areas such as on-residential construction, industrial stocks, and technology companies. We are emphasizing turnaround situations that we think are most likely to benefit from a stronger economy.

24 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS ROSFX ROSSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (8/31/10)

ROS	20.04	23.85	-0.37	14.09	12.26

Annual Gross Operating Expenses: 1.39% Annual Net Operating Expenses: 1.25%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 8/31/10 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

KEMET Corporation	2.1

Gencor Industries	2.1

Spartan Motors	2.0

Sucampo Pharmaceuticals Cl. A	1.9

Beazer Homes USA	1.9

Amber Road	1.8

Albany Molecular Research	1.7

Kraton Corporation	1.7

Nimble Storage	1.7

FormFactor	1.7

Portfolio Sector Breakdown
% of Net Assets

Information Technology	24.8

Industrials	19.3

Health Care	16.6

Consumer Discretionary	10.9

Financials	8.1

Materials	7.1

Energy	3.6

Real Estate	0.7

Consumer Staples	0.6

Miscellaneous	3.1

Cash and Cash Equivalents	5.2

Calendar Year Total Returns (%)

YEAR	ROS

2016	23.8

2015	-16.0

2014	-5.0

2013	44.6

2012	35.1

2011	-17.1

Portfolio Diagnostics

Fund Net Assets	$46 million

Number of Holdings	100

Turnover Rate	83%

Average Market Capitalization[1]	$456 million

Weighted Average P/B Ratio[2]	1.6x

Weighted Average P/S Ratio[3]	1.0x

Active Share[4]	94%

U.S. Investments (% of Net Assets)	91.0%

Non-U.S. Investments (% of Net Assets)	3.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2017. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016.

The Royce Funds 2016 Annual Report to Shareholders | 25

MANAGERS’ DISCUSSION
Royce Opportunity Fund (ROF)

Buzz Zaino, CFA Bill Hench

FUND PERFORMANCE
Royce Opportunity Fund gained 29.9% in 2016, well ahead of its small-cap benchmark, the Russell 2000 Index, which was up 21.3% for the same period. This was largely due to the fact that 2016 was particularly favorable to the kind of inexpensive small-cap stocks that we focus on, as measured by our primary metrics, companies with low P/B (price-to-book) and P/S (price to sales) ratios. Effective stock selection, of course, also played a significant role.
The Fund outperformed the Russell 2000 in 2016’s first half, advancing 3.2% versus 2.2% for the benchmark. The third quarter saw a rebound for many growth stocks as well as inexpensive companies. Opportunity handily outpaced the Russell 2000 for the quarter, up 13.1% versus 9.0%. The Fund then gained 11.2% in the fourth quarter while the benchmark gained 8.8%. We were pleased to see the Fund participate so fully in a period that saw value retake leadership from growth and cyclical stocks outpace defensive areas. We were also happy with Opportunity’s longer-term relative advantages. The Fund beat the Russell 2000 for the one-, 15-, 20-year, and since inception (11/19/96) periods ended December 31, 2016. (The Fund was essentially equal for the five-year period and trailed the benchmark’s 10-year return by only three basis points). Opportunity’s average annual total return since inception was 12.3%. We are very pleased with the Fund’s long-term performance record on both an absolute and relative basis.

WHAT WORKED... AND WHAT DIDN’T
Nine of the portfolio’s 11 equity sectors contributed to 2016’s performance. Information Technology led by a sizable margin while meaningful contributions also came from Industrials, Materials, and Financials. Energy detracted modestly, Health Care even more so. The top industries by contribution were semiconductors & semiconductor equipment, electronic equipment, instruments & components (both from Information Technology), and metals & mining (Materials). Those industries that detracted most—specialty retail (Consumer Discretionary), Internet software & services (Information Technology), and health care technology (Health Care)—had far less impact.
As is typically the case in a good year, most of the portfolio’s successes in 2016 resulted from opportunities we pursued in 2015 or earlier, when valuations looked attractively low and the potential for earnings recovery was promising. As is always the case, we were prepared to wait for catalysts, usually in the form of earnings improvement, to take effect. Kraton Corporation produces engineered polymers, styrenic block copolymers, and specialty products primarily derived from renewable sources. We first bought shares in 2013, gradually building our stake as its management engineered a turnaround. Profitability was stronger than many were anticipating in 2016, thanks in part to an acquisition of a private firm that enhanced earnings. Advanced Energy Industries makes power conversion products for semiconductors and has ample exposure to industry leaders in its growing end market, which helped to drive steady earnings increases throughout the year.

The Fund’s two biggest detractors struggled to execute turnarounds. Global IT consulting company CIBER divested from its stagnant European business, a move that did little to break a pattern of quarterly earnings misses, which led us to begin reducing our stake. Monster Worldwide is a global online employment solutions company. Its shares first declined in February after it announced strong earnings on disappointing revenues. The company’s inability to gain an edge in an increasingly competitive field made us dubious about its long-term prospects before it was bought by a larger competitor in August for less than what we had been paying for its shares earlier in the year. We held a healthier view of the long-term potential for clinical software developer Allscripts Healthcare Solutions. Its earnings pattern tends to be choppy and a rumored acquisition failed to materialize, both of which hurt its stock. We think it can ultimately thrive in what we anticipate will be a growth industry.

The Fund enjoyed its most significant relative advantage in 2016 with Information Technology while our lower exposure to Health Care, which corrected through much of 2016, was also a strength. Both a larger weighting and skillful stock-picking gave us a significant edge in Materials and Industrials. Relative detractors were less impactful and included an underweight in Financials, poor stock picking in Energy, a combination of a larger weighting and ineffective selections in Consumer Discretionary, and our cash position.

Top Contributors to Performance For 2016 (%)[1]

Kraton Corporation	0.88

Advanced Energy Industries	0.77

MasTec	0.77

Commercial Metals	0.73

AK Steel Holding Corporation	0.71

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

CIBER	-0.51

Monster Worldwide	-0.49

Allscripts Healthcare Solutions	-0.43

Bankrate	-0.35

Ascena Retail Group	-0.34

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We anticipate headwinds to start 2017 and tailwinds in its second half. A list of the former would include higher interest rates and uncertainty around federal spending. As for tailwinds, there is the momentum of business improvement since the election and pent-up demand from the inhibited environment of the six months prior to it. In addition, employment is strong, and consumer balance sheets are in better shape. Finally, expansionary fiscal policy should ultimately be implemented at a reasonable pace assuming spending is restrained so as not to balloon the federal deficit. The performance of small-cap stocks depends on a growing economy and higher earnings. We have focused the portfolio on areas such as non-residential construction, industrial stocks, and technology companies. We are emphasizing turnaround situations that we think are most likely to benefit from a stronger economy.

26 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX ROFKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/19/96)

ROF	25.82	29.86	3.76	14.46	7.03	9.93	12.07	12.28

Annual Operating Expenses: 1.17%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 85% of all 10-year periods; 76% of all 5-year periods; and 66% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	103/121	85%	10.1	6.9

5-year	138/181	76%	11.6	7.6

1-year	151/229	66%	14.4	9.2

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 11/19/96 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

Unisys Corporation	1.2

Brooks Automation	1.2

General Cable	1.2

Tower International	1.1

Commercial Metals	1.1

Kulicke & Soffa Industries	1.0

Dana	1.0

KEMET Corporation	0.9

TRC Companies	0.9

Mueller Industries	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	28.4

Industrials	23.1

Consumer Discretionary	13.7

Materials	8.5

Financials	6.5

Health Care	4.5

Energy	3.3

Consumer Staples	1.4

Telecommunication Services	0.6

Utilities	0.2

Real Estate	0.2

Miscellaneous	2.7

Cash and Cash Equivalents	6.9

Calendar Year Total Returns (%)

YEAR	ROF

2016	29.9

2015	-13.6

2014	-0.5

2013	43.5

2012	22.6

2011	-13.0

2010	33.8

2009	62.1

2008	-45.7

2007	-2.0

2006	18.8

2005	4.8

2004	17.5

2003	72.9

2002	-17.0

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	120	128

From 12/31/96 (Start of Fund’s First Full Quarter)	124	110

Portfolio Diagnostics

Fund Net Assets	$1,475 million

Number of Holdings	249

Turnover Rate	26%

Average Market Capitalization[1]	$770 million

Weighted Average P/B Ratio[2]	1.7x

Weighted Average P/S Ratio[3]	0.8x

Active Share[4]	91%

U.S. Investments (% of Net Assets)	89.5%

Non-U.S. Investments (% of Net Assets)	3.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 27

MANAGERS’ DISCUSSION
Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce Lauren Romeo, CFA Jay Kaplan, CFA

FUND PERFORMANCE
Royce Pennsylvania Mutual Fund advanced 26.5% in 2016, outperforming its small-cap benchmark, the Russell 2000 Index, which was up 21.3% for the same period. In such a strong year for small-cap stocks, we were pleased with the Fund’s terrific absolute and relative showing—it was the Fund’s fourth-best return in the last 25 years. Penn’s diversified, multi-theme core approach served investors well during a year in which factors such as dividends, low valuation, liquidity, low volatility, and quality all outperformed within the Russell 2000. Calendar-year performance was even more gratifying in light of the questions both active management and value-oriented approaches were facing between 2011 and 2015, which made the year feel very much like a validation for our approach.
Keyed by a vigorous rally that began off the 2016 low on February 11th, the Fund outperformed the small-cap index during the first half of 2016, gaining 7.6% versus 2.2%. In the third quarter, small-cap stocks pulled ahead of large-caps, building an advantage that would last through the end of the year. During this period the Fund slipped behind the Russell 2000, up 6.5% versus 9.0% for the benchmark. After a rocky start, the fourth quarter then experienced its own robust rally to close out the year, driven by the aftermath of the election. In the final quarter of 2016, the Fund gained 10.4%, outperforming the small-cap index, which was up 8.8% for the same period. Looking at longer-term periods, we were pleased that Penn outpaced the Russell 2000 for the one-, 15-, 20-, 25-, 30-, and 35-year periods ended December 31, 2016. The Fund’s average annual total return for the 40-year period ended December 31, 2016 was 13.2%, all under the management of Chuck Royce.

WHAT WORKED... AND WHAT DIDN’T
Ten of the portfolio’s 11 equity sectors finished 2016 in the black; the eleventh, Utilities, was essentially flat. Industrials led by a considerable margin, followed by a strong contribution from Information Technology that more than doubled the positive impact of Materials, the Fund’s third-highest contributor. Notable net gains also came from the Consumer Discretionary and Financials sectors. This widespread cyclical strength was consistent with trends in the overall small-cap market.
      Within Industrials, the best-performing industries were machinery (our largest industry weighting in the sector), commercial services & supplies, and road & rail. The portfolio’s top-performing industry, however, came from the Information Technology sector— electronic equipment, instruments & components, which was home to three of the Fund’s top five contributing positions in 2016. Coherent, which manufactures laser diodes and equipment, owned the top spot. Its shares skyrocketed in 2016, lifted by a combination of strong profits, a record backlog, and a robust order pipeline. Quaker Chemical provides process fluids, specialty chemicals, and technical expertise to a wide range of industries. Investors reacted favorably to earnings improvement, solid profits, and acquisitions in 2016, pushing its shares higher. LCI Industries (formerly Drew Industries) saw its stock accelerate in 2016 largely on the strength of the recreational vehicle market. The company supplies components for that industry, as well as for manufactured homes and related aftermarkets.
      Even in a good year there are a few disappointments. The stock of long-time holding The Advisory Board fell in the fall as this specialist in performance improvement software and solutions to the health care and higher education industries reported disappointing fiscal third-quarter revenues. We opted to sell our position in Liberty Tax, a tax preparation services company, back in May on the heels of another earnings disappointment. We also significantly reduced our position in MTS Systems into June. The company supplies test systems and industrial position sensors. Fiscal second quarter earnings disappointed, leading its shares down as the company faced challenges in converting its project backlog.
Relative results in 2016 were driven by our underweight in the lagging Health Care sector, an area that has looked highly valued to us for some time, as well as positive stock selection in the sector. Also aiding relative performance was savvy stock selection in Information Technology. The two largest relative detractors had a similar theme—our underweight in banks caused the Fund to lag in Financials and our underweighting in REITs led to underperformance in the Real Estate sector. The Fund is typically underweight in these interest rate sensitive areas.

Top Contributors to Performance For 2016 (%)[1]

Coherent	0.88

Quaker Chemical	0.85

LCI Industries	0.82

DTS	0.76

Cognex Corporation	0.67

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

Advisory Board (The)	-0.37

Liberty Tax Cl. A	-0.31

MTS Systems	-0.19

STRATTEC SECURITY	-0.19

Stella-Jones	-0.17

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We are grateful to have been able to deliver such strong absolute and relative results for our investors and firmly believe that we have turned the page on the anomalous 2011-2015 period, in which extraordinary monetary accommodations caused financial markets to behave in odd and unprecedented ways. In our view, we are on the road back to a more historically normal market environment. We think this bodes well for small-cap stocks. In our view cyclicals look well-positioned for ongoing leadership. In addition to our usual cyclical tilt, we are looking in some defensive areas such as healthcare. It is very much on a stock-by-stock basis, with a focus on individual companies that combine attractive valuations with strong fundamentals.

28 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX RPMKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	40-YR

PMF	17.52	26.47	3.61	11.50	6.45	9.10	10.33	10.55	10.70	12.27	13.19

Annual Operating Expenses: 0.93%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 80% of all 10-year periods; 73% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	97/121	80%	9.3	6.9

5-year	133/181	73%	10.1	7.6

1-year	127/229	55%	11.0	9.2

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 12/29/78 (Russell 2000 Inception)
as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

Quaker Chemical	1.9

HEICO Corporation	1.5

Tennant Company	1.3

First Citizens BancShares Cl. A	1.2

Landstar System	1.1

Balchem Corporation	1.1

FLIR Systems	1.1

Sun Hydraulics	1.1

John Bean Technologies	1.1

LCI Industries	1.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.6

Information Technology	17.3

Consumer Discretionary	14.4

Financials	13.0

Materials	9.3

Health Care	6.8

Energy	4.2

Consumer Staples	1.8

Real Estate	1.8

Telecommunication Services	0.2

Utilities	0.0

Miscellaneous	1.4

Cash and Cash Equivalents	1.2

Calendar Year Total Returns (%)

YEAR	PMF

2016	26.5

2015	-11.4

2014	-0.7

2013	35.3

2012	14.6

2011	-4.2

2010	23.9

2009	36.3

2008	-34.8

2007	2.8

2006	14.8

2005	12.5

2004	20.2

2003	40.3

2002	-9.2

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	94	95

From 12/31/78 (Russell 2000 Inception)	89	71

Portfolio Diagnostics

Fund Net Assets	$2,440 million

Number of Holdings	295

Turnover Rate	18%

Average Market Capitalization[1]	$1,738 million

Weighted Average P/E Ratio[2,3]	22.3x

Weighted Average P/B Ratio[2]	2.4x

Active Share[4]	88%

U.S. Investments (% of Net Assets)	89.5%

Non-U.S. Investments (% of Net Assets)	9.3%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 29

MANAGERS’ DISCUSSION
Royce Premier Fund (RPR)

Chuck Royce Lauren Romeo, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Premier Fund gained 23.0% in 2016, outperforming its small-cap benchmark, the Russell 2000 Index, which was up 21.3% for the same period. The Fund benefited from three key reversals in 2016—positive returns for small-cap stocks, a leadership rotation back to value, as well as quality, and significantly improved results for many cyclical businesses. Each contributed to strength for companies with positive earnings, better balance sheets, and higher profitability—the sort of companies that are our primary focus in the portfolio. In many ways, we saw 2016’s performance as a validation of our determinedly active, small-cap quality approach following a dismal 2015.
Premier outpaced its benchmark during the more volatile first half of the calendar year, up 6.5% versus 2.2% for the Russell 2000. Much of its relative advantage in 2016 was the result of better performance when shares were tumbling, as they did most notably in January and the first half of February and again in October. In the third quarter, Premier ceded a bit of ground, advancing 6.7% compared to 9.0% for the small-cap index. The Fund then slightly trailed in fourth quarter, up 8.2% versus 8.8% for the Russell 2000. We were also pleased that Premier was ahead of its benchmark for the one-, 10-, 15-, 20-, 25-year, and since inception (12/31/91) periods ended December 31, 2016. (Having just marked a quarter century of history, its 25-year and since inception results are the same.) The Fund’s average annual total return since inception was 11.5%, a long-term record in which we take great pride.

WHAT WORKED... AND WHAT DIDN’T
Eight of the portfolio’s nine equity sectors finished 2016 in the black. The Fund’s two largest contributors, Industrials and Information Technology, led by significant margins. Consumer Discretionary and Financials also made noteworthy positive impacts. Health Care made a small contribution while Real Estate was the Fund’s only sector with a loss in 2016. At the industry level, machinery, our largest weighting in Industrials, led comfortably, followed by electronic equipment, instruments & components (Information Technology) and commercial services & supplies (Industrials). Detractions at the industry level were far less impactful and were led by professional services (Industrials), real estate management & development (Real Estate), and biotechnology (Health Care).
      The Fund’s top contributor at the position level was Cognex Corporation, the market leader in machine vision technology that captures and analyzes visual information to automate tasks that previously relied on human eyesight. This technology is a major driver of industrial and process automation. Sales to the auto industry accelerated, its consumer electronics segment proved better than expected, and it gained share among logistics services providers. MKS Instruments provides components and subsystems that measure and analyze semiconductor performance. The company has been benefiting from a technology inflection point in both chip design and manufacture that requires more spending on capital equipment. Long-time Royce favorite Lincoln Electric Holdings is a global leader in welding equipment and supplies. The company looks poised to benefit from the expectation of accelerating U.S. economic growth in part driven by infrastructure spending. Having effectively managed expenses over the last few years in the face of relatively subpar global growth, the company may also see earnings grow at a faster pace than revenues.
      Turning to detractors, The Advisory Board, a specialist in performance improvement software and solutions to the health care and higher education industries, saw spending decelerate in its healthcare business, which caused it to lower long-term growth goals. We significantly reduced our stake in 2016. The franchise breast cancer genetic test for Myriad Genetics lost more share in the face of aggressive and competitive pricing during 2016. In addition, its remaining portfolio of genetic tests and international expansion have not ramped revenue fast enough to offset this, resulting in decelerating top line growth. Finally, the company also increased leverage with an acquisition of an earlier stage, unprofitable company. All of these influenced our decision to exit the stock.
Outperformance versus the benchmark in 2016 was driven by underweighting the lagging Health Care sector, an area that has looked highly valued to us for some time, as well as positive stock selection. Also aiding relative performance was savvy stock picking in Consumer Discretionary, where Thor Industries was the standout. The Fund’s underweighting in banks led it to trail in Financials, making that sector the portfolio’s leading relative detractor. Poor stock selection in real estate management & development, where Jones Lang LaSalle notably detracted, caused the Real Estate sector to underperform.

Top Contributors to Performance For 2016 (%)[1]

Cognex Corporation	2.11

MKS Instruments	1.63

Lincoln Electric Holdings	1.36

Copart	1.23

Ritchie Bros. Auctioneers	1.19

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

Advisory Board (The)	-1.01

Myriad Genetics	-0.91

Jones Lang LaSalle	-0.70

Stifel Financial	-0.51

comScore	-0.47

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We firmly believe that we have turned the page on the anomalous 2011-2015 period, in which extraordinary monetary accommodations caused financial markets to behave in odd and unprecedented ways. In our view, we are on the road back to a more historically normal market environment. In addition, the fact that the market seems to be acting in a more historically familiar way should play a large role in keeping investors focused on high quality, conservatively capitalized companies that are making progress in improving their competitive positions and their profitability. We welcome the renewed attention on these fundamentals.

30 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX RPRWX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)

RPR	15.48	23.00	3.19	9.36	7.76	10.09	10.71	11.49	11.49

Annual Operating Expenses: 1.13%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 99% of all 10-year periods; 76% of all 5-year periods; and 61% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	120/121	99%	10.8	6.9

5-year	137/181	76%	11.0	7.6

1-year	140/229	61%	11.3	9.2

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 12/31/91 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

MKS Instruments	3.7

Cognex Corporation	3.6

Lincoln Electric Holdings	3.3

Copart	3.2

Landstar System	3.1

Woodward	3.1

Kirby Corporation	2.9

Alleghany Corporation	2.8

Valmont Industries	2.7

National Instruments	2.6

Portfolio Sector Breakdown
% of Net Assets

Industrials	35.4

Information Technology	22.0

Financials	12.5

Consumer Discretionary	10.1

Materials	7.4

Health Care	3.6

Energy	3.6

Consumer Staples	2.1

Real Estate	1.6

Miscellaneous	0.8

Cash and Cash Equivalents	0.9

Calendar Year Total Returns (%)

YEAR	RPR

2016	23.0

2015	-9.9

2014	-0.9

2013	27.7

2012	11.4

2011	-0.9

2010	26.5

2009	33.3

2008	-28.3

2007	12.7

2006	8.8

2005	17.1

2004	22.8

2003	38.7

2002	-7.8

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	94	87

From 12/31/91 (Start of Fund’s First Full Quarter)	91	72

Portfolio Diagnostics

Fund Net Assets	$2,259 million

Number of Holdings	56

Turnover Rate	15%

Average Market Capitalization[1]	$3,378 million

Weighted Average P/E Ratio[2,3]	24.0x

Weighted Average P/B Ratio[2]	2.8x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	88.8%

Non-U.S. Investments (% of Net Assets)	10.3%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 31

MANAGER’S DISCUSSION
Royce Small-Cap Leaders Fund (ROH)

Lauren Romeo, CFA

FUND PERFORMANCE
Royce Small-Cap Leaders Fund gained 25.5% in 2016, outperforming its small-cap benchmark, the Russell 2000 Index, which was up 21.3% for the same period. The Fund benefited from a series of key reversals in 2016, including positive returns for small-cap stocks, a leadership rotation back to value, and significantly improved results for many cyclical businesses. Each contributed to strength for companies with positive earnings, better balance sheets, and higher profitability—the sort of companies that are our primary focus in the portfolio. Small-Cap Leaders outpaced its benchmark during the first half of 2016, up 6.0% versus 2.2% for the Russell 2000. When growth stocks rebounded in the third quarter, Small-Cap Leaders ceded a bit of ground, advancing 6.1% compared to 9.0% for the small-cap index. The Fund then rebounded soundly in the fourth quarter, up 11.7% versus 8.8% for the Russell 2000.

WHAT WORKED... AND WHAT DIDN’T
Each of the portfolio’s nine equity sectors finished 2016 in the black. The two areas that made highly outsized contributions to 2016 performance, Information Technology and Industrials, were also our two largest at year-end. Additional solid contributions also came from Consumer Discretionary and Materials while Real Estate, in which we had a very low weighting, made only a modest contribution. Two groups in Information Technology led at the industry level—semiconductors & semiconductor equipment and electronic equipment, instruments & components. They were followed by two from Industrials, machinery and road & rail. Net losses at the industry level were comparatively much less impactful, with biotechnology (Health Care), capital markets (Financials), and professional services (Industrials) detracting most.
    The Fund’s top-contributing holding was Saia, a less-than-truckload (relatively small freight) trucker. The company’s decision to focus on profitable pricing rather than chasing volume at any cost allowed it to deliver strong performance despite a challenging trucking market in 2016. We reduced our stake as its price rose. Mentor Graphics designs and manufactures electronic design automation software. In November, Siemens agreed to buy it at a roughly 29% premium, which led us to begin selling our shares. Minerals Technologies produces performance-enhancing minerals, mineral-based, and synthetic mineral products. Its stock appreciated through much of the year before spiking post-election. We think the company has done an excellent job improving underperforming operations and maintaining margins in key divisions where organic growth has been modest due to macroeconomic factors. We see it as poised for accelerating earnings growth in a more vibrant economy and added shares in 2016.
    Clothing retailer The Buckle was the Fund’s top detractor in 2016. The company faced a difficult retail environment while also enduring its own misses on women’s fashion and its (ultimately positive) strategy of reducing price points, particularly in its all-important denim category. Its same-store-sales were negative. However, its trailing 12-month operating margin, while low for The Buckle historically, remains among the best in its industry. If reducing pricing and other actions reinvigorate sales growth, the earnings acceleration should be impressive. TrueBlue’s stock was bruised after this temporary labor provider lost a huge share of its business when Amazon, its largest customer, chose to bring all of its warehouse staffing in house. Temporary staffing growth also turned negative, even excluding the loss of Amazon. A strong fourth quarter erased a portion of the stock’s decline for the year. We held a small position at year-end. Artisan Partners Asset Management suffered ongoing net outflows due to performance challenges in certain strategies and investors’ concerns about the sustainability of its healthy annual dividend. Liking its potential to rebound in a market more conducive to active management, we bought shares through much of the year’s second half.
Outperformance in 2016 was driven by stock-selection strength in Information Technology and Industrials as well as by our significant underweight in the lagging Health Care sector. Conversely, the Fund’s underweighting in banks and ineffective stock selection in capital markets led it to trail in Financials, making that sector the portfolio’s leading relative detractor. The Fund’s cash position also affected relative results as did poor stock selection and our underweight in Real Estate.

Top Contributors to Performance For 2016 (%)[1]

Saia	1.87

Mentor Graphics	1.60

Minerals Technologies	1.54

Genworth MI Canada	1.25

Thor Industries	1.24

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

Buckle (The)	-0.67

TrueBlue	-0.61

Artisan Partners Asset Management Cl. A	-0.55

Zealand Pharma	-0.39

Federal Signal	-0.39

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We continue to own companies with durable, high-ROIC business models trading at attractive valuations in pro-cyclical sectors, including Industrials (companies with significant operating leverage that should produce faster absolute and relative earnings growth when revenue growth picks up) and Consumer Discretionary (favorable employment trends, wage gains, and low energy prices are supportive of increased personal consumption expenditures). Within Financials, select asset managers and financial advisory firms have priced in a fair amount of negative expectations, though in the near term the stocks tend to rise and fall with capital market gyrations. As 2016 marked the reversal of what had been a multi-year relative performance run for small-cap growth, defensives, and non-earners, a run for cyclicals, earners, and value in small-cap may have a way to go. Our high-quality company focus could continue to do well in this environment if this situation continues.

32 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOHX ROHHX ROHRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (06/30/03)

ROH	18.45	25.51	2.04	9.17	6.62	9.70

Annual Gross Operating Expenses: 1.54% Annual Net Operating Expenses: 1.49%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 12/31/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 58% of all 10-year periods; 59% of all 5-year periods; and 46% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	25/43	58%	8.3	7.8

5-year	61/103	59%	7.9	7.3

1-year	69/151	46%	9.8	9.6

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 6/30/03 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

Genworth MI Canada	3.0

Federated Investors Cl. B	2.9

j2 Global	2.9

Gentex Corporation	2.8

Marcus & Millichap	2.8

Virtus Investment Partners	2.5

Pason Systems	2.5

Apogee Enterprises	2.4

Minerals Technologies	2.3

Caleres	2.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	21.4

Information Technology	17.4

Financials	16.3

Consumer Discretionary	15.0

Consumer Staples	6.1

Energy	5.8

Health Care	5.6

Materials	4.0

Real Estate	2.8

Miscellaneous	1.0

Cash and Cash Equivalents	4.6

Calendar Year Total Returns (%)

YEAR	ROH

2016	25.5

2015	-12.5

2014	-3.3

2013	30.9

2012	11.5

2011	-6.5

2010	24.8

2009	38.0

2008	-29.2

2007	7.3

2006	13.7

2005	14.9

2004	27.2

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	93	93

From 6/30/03 (Start of Fund's First Full Quarter)	95	93

Portfolio Diagnostics

Fund Net Assets	$101 million

Number of Holdings	76

Turnover Rate	65%

Average Market Capitalization[1]	$1,859 million

Weighted Average P/E Ratio[2,3]	18.9x

Weighted Average P/B Ratio[2]	2.5x

Active Share[4]	96%

U.S. Investments (% of Net Assets)	82.2%

Non-U.S. Investments (% of Net Assets)	13.2%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2017. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 33

MANAGER’S DISCUSSION

Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA

FUND PERFORMANCE
Royce Small-Cap Value Fund advanced 21.1% in 2016, very narrowly trailing its small-cap benchmark, the Russell 2000 Index, which was up 21.3% for the same period. While we were satisfied with the Fund’s absolute showing, relative results were disappointing, even by such a razor-thin margin. We were, however, pleased to see the Fund’s contrarian approach do better than the benchmark in both the bearish first quarter and the down month of October. We were also happy to see value recapture leadership from growth in 2016 and cyclical stocks beat their defensive counterparts in 2016, both of which could bode well for the Fund and active small-cap management.
The Fund gained 3.3% in the first half of 2016, ahead of the 2.2% increase for the Russell 2000 during the same period. The Fund trailed its benchmark in the third quarter, up 4.2% versus 9.0%. This period wound up sealing the Fund’s slight relative disadvantage for the year. During the fourth quarter, the Fund outpaced the small-cap index, up 12.4% compared to 8.8% for the Russell 2000. Looking at longer-term periods, the Fund outpaced its benchmark for the 15-year, and since inception (6/14/01) periods ended December 31, 2016. Small-Cap Value’s average annual total return since inception was 9.9%.

WHAT WORKED... AND WHAT DIDN’T
Net gains came from six of the portfolio’s nine equity sectors in 2016. Three—Financials, Industrials, and Information Technology—made outsized contributions to 2016’s results while Health Care and Materials each had a small net loss and Utilities was basically flat. The top-contributing industries were electronic equipment, instruments & components (Information Technology), and two from Financials, banks and thrifts & mortgage finance. The specialty retail group (Consumer Discretionary) detracted most by a wide margin, followed by multiline retail (also from Consumer Discretionary) and a modest net loss for chemicals (Materials).
    Saia provides less-than-truckload (relatively small freight) services throughout the U.S. Coming into 2016, the firm had many underpriced routes and was moving to eliminate those that did not make economic sense. Operating results improved more or less steadily throughout 2016 as its industry recovered, and we began to trim our stake as its shares climbed. TrustCo Bank Corp. NY operates what we think is a terrific home mortgage business and also boasts an attractive yield. The steepening yield curve and rising interest rates spurred its shares in 2016. We reduced our stake in the second half of the year, though it was the Fund’s eleventh-largest holding at the end of December. Top-10 position Reinsurance Group of America has a long history of successful execution. Now in the hands of newer executive management, the company handled the transition smoothly. The firm has substantial excess capital, and its stock seemed to benefit from the positive impact rising rates should have on its interest income as well as its solid business.
    Apparel retailer Express detracted most at the position level and sat high atop of a list of struggling retailers in the portfolio. We sold the last of our shares in August based on what we thought was an extended period of poor execution. We chose to hold our shares of The Buckle, an apparel retailer that remains profitable and in our view well-managed even as its business has had to cope with declining mall traffic and pinched margins, the latter caused by a shift to lower price points for its merchandise. Fitbit, makers of the wrist device that tracks health data, saw its shares fall thanks to slow growth, some analyst downgrades, and manufacturing problems for one of its two new products. Although we like its cash-rich balance sheet, we sold our shares early in 2017.
Relative performance was hurt in 2016 primarily by poor stock selection in Consumer Discretionary, though our overweight in the sector was also a factor. The specialty and multiline retail industries were the primary trouble spots. An underweight in Materials also detracted from relative results, as did ineffective stock picks in Energy and our cash position. Finally, the Fund’s cash position also affected relative results. Helping performance versus the benchmark was an underweight in Health Care, the only Russell 2000 sector to finish 2016 with a loss. In addition, stock selection gave the portfolio a sizable relative advantage in Information Technology and was also a factor in Consumer Staples and Financials, albeit to a lesser extent. In Industrials, the Fund was helped mostly by our overweight in the sector, though stock picks contributed to relative results as well.

Top Contributors to Performance
For 2016 (%)[1]

Saia	1.63

TrustCo Bank Corp. NY	1.19

Reinsurance Group of America	1.15

Fabrinet	1.12

Spirit Airlines	1.10

[1] Includes dividends

Top Detractors from Performance
For 2016 (%)[2]

Express	-1.12

Buckle (The)	-0.61

Fitbit Cl. A	-0.58

Dillard’s Cl. A	-0.41

STRATTEC SECURITY	-0.38

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
As 2016 drew to a close, we were working to high-grade the portfolio. While many holdings looked pretty richly priced, we have generally been hanging on to those that show high quality and strong fundamentals. We have also been selling or significantly trimming those that looked even more richly priced or have more business risk than we are willing to live with at their current valuation. Given our contrarian approach, it has been hard to find exciting new ideas because most of the cheap stocks we have been investigating have turned out to be priced that way for very good reasons—they look like classic value traps. Patience is therefore key right now. We expect interesting buying opportunities to materialize when some of the current widespread optimism dissipates, and we are prepared to wait. If we do get a correction, we will act opportunistically, consistent with what we have always done when the market trends down.

34 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVFX RVVHX RVFIX RVFCX RVVRX RVFKX

Performance and Expenses Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (06/14/01)

RVV	17.15	21.06	2.32	8.44	5.54	8.97	9.87

Annual Operating Expenses: 1.48%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 Since Inception Through 12/31/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 66% of all 10-year periods; 60% of all 5-year periods; and 56% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	44/67	66%	9.4	7.9

5-year	76/127	60%	9.8	8.5

1-year	98/175	56%	11.4	9.9

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 6/14/01 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

Genworth MI Canada	3.0

PC Connection	3.0

Spirit Airlines	3.0

Korn/Ferry International	3.0

American Eagle Outfitters	3.0

Vishay Intertechnology	3.0

Gentex Corporation	3.0

Moelis & Company Cl. A	3.0

DSW Cl. A	3.0

Reinsurance Group of America	2.7

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	24.6

Financials	23.1

Industrials	21.0

Information Technology	12.1

Energy	4.9

Consumer Staples	1.8

Health Care	1.2

Miscellaneous	0.5

Cash and Cash Equivalents	10.8

Calendar Year Total Returns (%)
YEAR	RVV

2016	21.1

2015	-11.5

2014	-0.0

2013	27.8

2012	9.6

2011	-7.4

2010	25.0

2009	44.7

2008	-34.2

2007	3.8

2006	16.8

2005	17.2

2004	30.9

2003	54.3

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	89	95

From 6/30/01 (Start of Fund’s First Full Quarter)	101	91

Portfolio Diagnostics

Fund Net Assets	$451 million

Number of Holdings	64

Turnover Rate	56%

Average Market Capitalization[1]	$1,169 million

Weighted Average P/E Ratio[2,3]	16.7x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	98%

U.S. Investments (% of Net Assets)	86.2%

Non-U.S. Investments (% of Net Assets)	3.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 6/30/16 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 35

MANAGERS’ DISCUSSION

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA

FUND PERFORMANCE
Royce Smaller-Companies Growth Fund gained 9.4% in 2016, trailing its small-cap benchmark, the Russell 2000 Index, which was up 21.3% for the same period. Underperformance in 2016 was not entirely surprising in the context of the Fund having outpaced the small-cap index in a very difficult 2015, the marked shift in leadership from growth to small-cap value in 2016, and the Fund’s growth-at-a-reasonable price approach, which emphasizes companies with superior revenue and/or earnings growth selling at prices that Royce believes do not fully reflect their prospects.
During the year’s first half, the Fund was down 3.5% compared to a gain of 2.2% for the small-cap index as the sharp corrections for biotechnology and other growth industries where the Fund typically invests affected small-caps earlier in the year. The second half of the year saw improvement on an absolute basis, though not enough to push it past its benchmark. During the second half of 2016, the Fund increased 13.3% versus 18.7% for the small-cap index. Longer-term relative results were a bit better as Smaller-Companies Growth outperformed the Russell 2000 for the 15-year and since inception (6/14/01) periods ended December 31, 2016. The Fund’s average annual total return since inception was 11.0%.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s 10 equity sectors made contributions to 2016 results, with Energy and Industrials making the largest positive impact. Consumer Staples detracted most while Health Care—the only Russell 2000 sector to finish the year in the red after leading in 2015—had a modest negative impact. Three industries had a significant positive effect—electronic equipment, instruments & components (Information Technology), health care providers & services (Health Care), and energy equipment & services (Energy) while the leading detractors were biotechnology (Health Care), software (Information Technology), and pharmaceuticals (Health Care).
    Long-time Royce favorite Unit Corporation topped the list of contributors by position. The company operates as a contract driller and exploration & production company while also offering energy-related services. Its stock suffered mightily through much of the recent bear market for oil prices, though it continued to execute effectively in one of the worst periods for energy companies in the last 30 years. Better-than-expected results in a now-resurgent industry helped to bring investors back to its stock in 2016. BioTelemetry is a wireless medical technology company that provides cardiac monitoring services and equipment for cardiac monitoring devices. Its organic growth hit some bumps late in 2015 that our analysis suggested would be temporary. We were proved correct when margin expansion and improvements to its top-line growth aided its stock’s recovery in 2016.
    The Container Store Group posted the largest net loss at the position level in 2016. We were once confident that the company, a retailer of storage and organizational products, could benefit from its store expansion efforts in an economy with improving employment numbers, confident consumers, low energy prices, and higher levels of new household formation. We sold our position, however, when it became clear to us that management was struggling to make good on this potential in the face of weakening store traffic and the need for a more effective online presence. Top-10 holding Zealand Pharma is a Danish biopharma firm whose share price decline was mostly driven by the sell-off in its industry. We remain optimistic about its long-term growth potential, based in part on the company’s partnership with Sanofi in developing a diabetes drug (which went on the market in January 2017). After trimming our position earlier in the year, we began buying shares in the fourth quarter as its slipping stock made its valuation look attractively low. We had a different take on Lipocine, which we sold off in the first half. An early stage pharmaceuticals company, its shares declined precipitously after it failed to receive FDA approval for its lead product candidate, an oral testosterone replacement therapy.
Relative to the Russell 2000, the Fund was hurt most by stock selection in Information Technology, most notably in the software and electronic equipment, instruments & components industries. Stock selection was also an issue in Consumer Staples, Financials, and Industrials. However, successful stock picking created a relative advantage in Health Care, especially in health care providers & services. The Fund’s overweight and stock selection were also relative strengths in Energy.

Top Contributors to Performance
For 2016 (%)[1]

Unit Corporation	1.24

BioTelemetry	1.22

Mercury Systems	1.02

iRobot Corporation	0.91

Inogen	0.89

[1] Includes dividends

Top Detractors from Performance
For 2016 (%)[2]

Container Store Group (The)	-1.07

Zealand Pharma	-0.89

Lipocine	-0.85

Rubicon Project	-0.78

SPS Commerce	-0.77

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We continue to seek companies that look poised for multi-year periods of robust growth driven by sustainable competitive advantages and/or benefiting from secular growth themes that create favorable conditions for the business. After a summer of cautious investing, we were encouraged by the wave of optimism ushered in by the election. Policies regarding corporate tax rates, regulation, and healthcare could shift in ways that could meaningfully boost GDP growth. So while the last year saw tough times for our “GARP” approach, we see ample opportunity. There are four themes about which we were especially confident at year-end: companies involved in infrastructure and defense spending, cloud storage solution businesses, healthcare innovators (with a particular focus on device and drug discovery companies), and automation, robotics, and industrial technology stocks.

36 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX RVPRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (06/14/01)

RVP	13.32	9.37	3.71	11.25	4.68	10.03	11.04

Annual Operating Expenses: 1.48%

[1] Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 6/14/01 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

Enterprise Financial Services	1.9

LCI Industries	1.9

Eagle Materials	1.8

ePlus	1.8

Paylocity Holding Corporation	1.7

DIRTT Environmental Solutions	1.7

Zealand Pharma	1.6

Coherent	1.6

QAD Cl. A	1.6

Texas Roadhouse	1.6

Portfolio Sector Breakdown
% of Net Assets

Information Technology	28.9

Health Care	13.5

Consumer Discretionary	10.9

Industrials	10.8

Financials	9.4

Energy	7.8

Materials	6.6

Consumer Staples	2.7

Real Estate	1.6

Telecommunication Services	0.8

Miscellaneous	4.8

Cash and Cash Equivalents	2.2

Calendar Year Total Returns (%)

YEAR	RVP

2016	9.4

2015	-1.8

2014	3.9

2013	32.5

2012	15.3

2011	-10.0

2010	19.7

2009	41.4

2008	-41.1

2007	3.2

2006	19.3

2005	13.2

2004	28.2

2003	79.9

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	93	107

From 6/30/01 (Start of Fund's First Full Quarter)	113	100

Portfolio Diagnostics

Fund Net Assets	$416 million

Number of Holdings	110

Turnover Rate	59%

Average Market Capitalization[1]	$1,410 million

Weighted Average P/B Ratio[2]	3.2x

3-5 Year EPS Growth (est.)[3]	17.6%

Active Share[4]	95%

U.S. Investments (% of Net Assets)	86.7%

Non-U.S. Investments (% of Net Assets)	11.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]
The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 37

MANAGERS’ DISCUSSION

Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Special Equity Fund was up 32.2% in 2016, posting the highest calendar-year return in its history and handily outperforming its small-cap benchmark, the Russell 2000 Index, which advanced 21.3% for the same period. At the end of last year, we bid 2015 good riddance. We stated our belief that the period was an outlier and remarked that we expected much better times ahead for Special Equity. We were very pleased that 2016 offered exactly that. The Fund’s calendar-year advantage over the small-cap index was mainly the result of better performance during the declines in the first and fourth quarters. The latter period got off to a rocky start with a bearish October. These difficult periods proved again our emphasis on the importance of outperforming on the downside, which the Fund has a long history of accomplishing.
During the first half of 2016, Special Equity increased 8.3%, compared to a 2.2% gain for the small-cap index. In the volatile third quarter, the Fund lagged its small-cap benchmark (+5.7% versus +9.0%) The Fund then gained 15.5% in the fourth quarter, well ahead of the 8.8% increase for the Russell 2000. We were also pleased with the Fund’s longer-term advantages as it outpaced the small-cap index for the one-, 10-, 15-year, and since inception (5/1/98) periods ended December 31, 2016. Special Equity’s average annual total return since inception was 9.5%.

WHAT WORKED... AND WHAT DIDN’T
Six of the portfolio’s seven equity sectors finished 2016 in the black, with the biggest contribution coming from Consumer Discretionary, which more than doubled the impact of Industrials, the Fund’s second-best contributing sector. Information Technology also made a strong contribution in 2016. At the industry level, four of the portfolio’s top six contributors came from Consumer Discretionary, led by specialty retail and media followed by diversified consumer services and auto components. Commercial services & supplies (Industrials) and electronic equipment, instruments & components (Information Technology) rounded out the top-six industries.
    As was the case in 2016’s first half, the Fund’s top-performing contributor by a wide margin was Children’s Place, which retails value-priced apparel and accessories for newborn to 12-year-old children. UniFirst Corporation, which provides workplace uniforms and protective clothing, was another holdover from the first half’s top performers. The rising share price of Capella Education, an online postsecondary education services company, was more of a fourth-quarter story, as its stock price began to accelerate in late October.
    Detractors and disappointments were in short supply in 2016. The capital markets (Financials), building products (Industrials), metals & mining (Materials), and tobacco (Consumer Staples) industries showed modest net losses. By the end of June, we had sold our shares in each of the portfolio’s four top detractors for 2016—specialty chemicals provider Minerals Technologies, specialty retailer Bed Bath & Beyond, cable, wire, and security instrument distributor Anixter International, and asset manager Waddell & Reed Financial. The sale of the second of these companies was part of a revamp of the Consumer Discretionary sector, which included reducing and refining our exposure to the multiline and specialty retail industries.
Looking at relative results for the full year, Consumer Discretionary again made by far the largest positive impact. Relative strength also came from Consumer Staples and Industrials. In addition, having no exposure to correcting Health Care stocks had a nicely positive effect in 2016. The portfolio’s very low weighting in Financials, along with its cash position, hurt relative performance most. More modest detractions from relative performance came from Real Estate and from our lack of exposure to Energy and Utilities.

Top Contributors to Performance
For 2016 (%)[1]

Children’s Place	3.65

UniFirst Corporation	2.55

Capella Education	2.47

AVX Corporation	2.17

Weis Markets	2.02

[1] Includes dividends

Top Detractors from Performance
For 2016 (%)[2]

Minerals Technologies	-0.29

Bed Bath & Beyond	-0.27

Anixter International	-0.17

Waddell & Reed Financial Cl. A	-0.11

Insteel Industries	-0.09

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The increased confidence in the equity markets is good in that it removed the excessive hesitancy that we observed earlier this year. Overconfidence, however, is usually a sign of a market top. Have investors pulled forward 2017 returns more than sufficiently? We think so. Clearly, they have already discounted better growth. Perhaps the market is priced to perfection already with no margin of safety for delays, errors, or world events. As a result of unstable economic conditions in many areas outside the U.S., a rising dollar, and the fact that U.S. small-cap companies stand to gain the most from a lower tax rate, U.S. small-caps are being recognized as the sweet spot for current asset allocation. While not a concern with our portfolio, because our companies generally have little to no debt, there is at the same time a potential headwind for other small-cap companies in the form of rising interest rates. For companies in the Russell 2000, 51% of debt is floating rate while for those in the S&P 500, it is only 9%. It seems that the backdrop is therefore close to perfect for high active share portfolios in our view. We think stock picking is ‘in’ again, as market correlations have dropped, valuations are extended, interest rates have risen, and earnings results are more dispersed. Granular portfolio construction once again matters, which we think should benefit us.

38 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (05/01/98)

RSE	22.08	32.21	5.42	11.82	8.50	10.18	9.54

Annual Operating Expenses: 1.15%

[1] Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
 Since Inception Through 12/31/16

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 77% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	104/104	100%	0.55	0.33

5-year	126/164	77%	0.68	0.43

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 5/1/98 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

AVX Corporation	5.5

UniFirst Corporation	5.1

Children’s Place	5.1

Scholastic Corporation	4.8

Weis Markets	4.5

Standard Motor Products	4.3

Meredith Corporation	3.8

Hubbell Cl. B	3.8

Teradyne	3.6

Neenah Paper	3.5

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	37.9

Industrials	21.0

Information Technology	14.3

Consumer Staples	6.9

Materials	6.9

Real Estate	1.6

Cash and Cash Equivalents	11.4

Calendar Year Total Returns (%)
YEAR	RSE

2016	32.2

2015	-12.4

2014	1.1

2013	29.4

2012	15.4

2011	0.1

2010	19.6

2009	28.4

2008	-19.6

2007	4.7

2006	14.0

2005	-1.0

2004	13.9

2003	27.6

2002	15.3

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	82	64

From 6/30/98 (Start of Fund’s First Full Quarter)	74	48

Portfolio Diagnostics

Fund Net Assets	$1,610 million

Number of Holdings	39

Turnover Rate	29%

Average Market Capitalization[1]	$1,359 million

Weighted Average P/E Ratio[2,3]	20.8x

Weighted Average P/B Ratio[2]	2.2x

Active Share[4]	98%

U.S. Investments (% of Net Assets)	88.6%

Non-U.S. Investments (% of Net Assets)	0.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 39

MANAGERS’ DISCUSSION

Royce Special Equity Multi-Cap Fund (RSM)

Charlie Dreifus, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Special Equity Multi-Cap Fund advanced 13.7% in 2016, outperforming its large-cap benchmark, the Russell 1000 Index, which was up 12.1% for the same period. Unlike 2015, in which defensive sectors and growth strategies led the equity markets, 2016 saw leadership from cyclical companies and value approaches. The Fund’s classic value approach, which seeks conservatively managed mid- and large-cap companies with long histories of stable earnings, cash flows, and raising dividends consecutively over time—aka “Dividend Aristocrats”—was well-suited to this environment, particularly in the second half of the year. Its highly concentrated portfolio also provided an advantage.
The Fund trailed its benchmark in the first half of 2016, down 0.5% versus 3.7%, due to a difficult second quarter. Special Equity Multi-Cap then rebounded considerably in the second half, gaining 14.2% compared to 8.0% for the large-cap index. The Fund’s average annual total return since inception (8/31/10) was 9.8%.

WHAT WORKED... AND WHAT DIDN’T
Five of the Fund’s seven equity sectors made a positive contribution in 2016. Industrials led by a wide margin, making more than three times the impact of Consumer Discretionary, the portfolio’s next-best contributor. Consumer Staples and Financials detracted, but their respective negative impacts were markedly modest. At the industry level, machinery (Industrials) made by far the biggest positive impact. It was also the portfolio’s largest industry weighting at year-end. Specialty retail (Consumer Discretionary) and electrical equipment (Industrials) followed. Detracting industries had a much smaller impact and were led by auto components (Consumer Discretionary), software (Information Technology), and textiles, apparel & luxury goods (Consumer Discretionary). The Consumer Discretionary sector was particularly interesting, housing some of the Fund’s very best and worst performers in 2016.
    The portfolio’s top contributor for the calendar year was retailer Dicks Sporting Goods, which operates stores primarily in the eastern and central U.S. selling a broad selection of brand name sporting goods equipment, apparel, and footwear. It built on a strong first half to finish the year with a considerable positive impact. Three machinery stocks followed closely behind, which gives a sense of the industry’s strength in 2016. Parker Hannifin, a maker of motion control products, also enjoyed a strong first half before enjoying and even better second one, as did Illinois Tool Works, which produces industrial fluids and adhesives, tooling for specialty applications, welding products, and measurement equipment and systems. Finally, long-time Royce favorite Lincoln Electric Holdings also thrived. The company has a global business manufacturing welding, cutting, and brazing products. Apple, the Fund’s largest holding at year-end, rounded out the top five contributors.
    The top detractors on a position level included Lear Corporation, which makes automobile parts, including seating systems, wiring harnesses, and body control electronics. Although its shares recovered somewhat in the second half of the year, we opted to exit our position. We chose to do the same with both domestic merchandise retailer Bed Bath & Beyond and software giant Microsoft. During 2016, we initiated a position in home improvement retailer Lowe’s Companies and rebuilt a stake in VF Corporation, an apparel company whose roster of brands includes Jansport, Kipling, Lee, Nautica, The North Face, Timberland, and Vans.
Relative to the Russell 1000, the Fund enjoyed its largest advantage with both savvy stock selection and its considerable overweight in Industrials. Our much lower exposure to Health Care, the benchmark’s only sector with a negative return, and successful stock picking in Consumer Discretionary also helped. Hurting relative performance were our lower exposure to banks and stock selection in capital markets, thanks to a disappointing result from T. Rowe Price Group, both of which created a lag in Financials. Our lack of exposure to surging energy stocks also impeded relative results as did the Fund’s cash position.

Top Contributors to Performance
For 2016 (%)[1]

Dicks Sporting Goods	2.09

Parker Hannifin	2.07

Illinois Tool Works	2.03

Lincoln Electric Holdings	1.33

Apple	1.12

[1] Includes dividends

Top Detractors from Performance
For 2016 (%)[2]

Lear Corporation	-0.64

Bed Bath & Beyond	-0.40

Microsoft Corporation	-0.33

Lowe’s Companies	-0.19

VF Corporation	-0.17

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We would not be at all surprised if the market pauses to digest its recent advance while also trying to calibrate how well or incorrect expectations are versus actions it sees on the path to successful implementation by the current Administration. It is possible, after all, that perception has overtaken the likely reality. Considering the market’s strength and resilience, we see too much complacency and perhaps too much recent emphasis on direction and strength, as opposed to valuation. Bullishness is too pervasive to us, even if current levels of equity investment appear to indicate otherwise. Presuming lower tax rates, many investors are also deferring capital gains into 2017 so that selling could actually pick up in the new year. On a more positive note, it seems to us that stock picking is ‘in’ again, as market correlations have dropped, valuations are extended, interest rates have risen, and earnings results are more dispersed. Granular portfolio construction once again matters, which we think should benefit us.

40 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RSEMX RSMCX RMUIX RSMLX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RSM	14.24	13.69	2.37	10.29	9.77

Annual Gross Operating Expenses: 1.29% Annual Net Operating Expenses: 1.24%

[1]Not Annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

Apple	8.6

ManpowerGroup	7.7

Genuine Parts	7.1

Illinois Tool Works	6.9

Dicks Sporting Goods	6.4

Parker Hannifin	6.1

Grainger (W.W.)	4.5

Cisco Systems	3.7

Robert Half International	3.4

Rockwell Automation	2.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	48.4

Consumer Discretionary	22.0

Information Technology	12.3

Consumer Staples	5.6

Materials	1.7

Financials	0.5

Cash and Cash Equivalents	9.5

Calendar Year Total Returns (%)

YEAR	RSM

2016	13.7

2015	-13.6

2014	9.3

2013	36.3

2012	11.6

2011	7.2

Portfolio Diagnostics

Fund Net Assets	$115 million

Number of Holdings	29

Turnover Rate	50%

Average Market Capitalization[1]	$26,613 million

Weighted Average P/E Ratio[2,3]	19.4x

Weighted Average P/B Ratio[2]	4.3x

Active Share[4]	92%

U.S. Investments (% of Net Assets)	90.5%

Non-U.S. Investments (% of Net Assets)	0.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Classes’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2017. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016.

The Royce Funds 2016 Annual Report to Shareholders | 41

MANAGERS’ DISCUSSION
Royce Total Return Fund (RTR)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
Royce Total Return Fund advanced 25.9% in 2016, outperforming its small-cap benchmark, the Russell 2000 Index, which gained 21.3% for the same period. In addition to this terrific absolute and relative result, the year gave us a lot to be happy about: small-cap dividends payers generally excelled, value took back leadership from growth, and cyclical stocks (long an area of primary focus) beat defensives. Based on history and reversion to the mean, we believe each of these developments should have staying power, in particular because the previous five years (2011-2015) were so odd, with unprecedented levels of monetary policy intervention and little, if any, in the way of fiscal stimulus.
      During the first half of 2016, Total Return increased 8.6% compared to 2.2% for the small-cap index. The third quarter saw a brief rebound for many growth stocks and the Fund gained 5.9% versus 9.0% for the benchmark. For the fourth quarter as a whole, the Fund was up 9.4% while the Russell 2000 increased 8.8%.
We were pleased that the Fund also held its relative edge over longer-term periods. Total Return outpaced the Russell 2000 for the one-, 15-, 20-year, and since inception (12/15/93) periods ended December 31, 2016. The Fund’s average annual total return since inception was 10.9%, a notable long-term result that makes us quite proud.

WHAT WORKED… AND WHAT DIDN’T
Net contributions came from each of the Fund’s 11 equity sectors in 2016. Industrials led by an appreciable margin, followed by noteworthy contributions from Financials and Materials. The leading industries by contribution were chemicals (Materials), machinery (Industrials), banks (Financials), and commercial services & supplies (Industrials). The first two groups were also the largest weightings in their respective sectors.
The portfolio’s top contributor at the position level was Quaker Chemical, which provides process fluids, specialty chemicals, and technical expertise to a wide range of industries. Investors reacted favorably to earnings improvement, solid profits, and acquisitions in 2016, pushing its shares higher through most of the year. Recreational vehicle (RV) maker Thor Industries has captured more than a third of the RV market with its roster of strong brands such as Airstream, Dutchman, and Keystone. Recent robust sales were driven in part by the favorable demographics of retiring Baby Boomers, with a new tailwind also coming in the form of first-time 30- to 50-year-old buyers. The acquisition of its competitor Jayco in 2016 helped to further strengthen Thor’s position in the entry level space, one of the faster-growing segments of the RV market. Chase Corporation makes protective materials for various applications and operates through Industrial Materials and Construction Materials segments. Expanding margins, steady earnings growth, and an earnings-accretive acquisition in the fall kept investors interested.

Disappointments were relatively few and decidedly modest in 2016. The biggest detractors among the portfolio’s industry groups were technology hardware, storage & peripherals (Information Technology), life sciences tools & services (Health Care, the only sector in the Russell 2000 to finish the year with a net loss), and multiline retail (Consumer Discretionary). The position that detracted most was SEI Investments, an asset manager that also provides technology solutions. The company disappointed investors as a key division reported results below expectations. Value Partners Group is a Hong Kong-based asset manager that emphasizes value approaches similar to some of our own. Subpar short-term performance, net outflows, and a CEO resignation all contributed to investors’ concerns. Because we remain confident in its long-term prospects, particularly in China, as well as in its Chairman, who has assumed CEO responsibilities, we were comfortable holding our stake at the end of 2016. In spite of its own stock price volatility, we also held a good-sized position in Diebold Nixdorf, which makes software-based self-service delivery and security systems. The company announced an expensive acquisition that, while making the combined company the world’s largest maker of automated teller machines, also sported a price tag which worried other investors.

Relative to the Russell 2000, the Fund benefited most from its underweight in Health Care and overweights in Materials and Industrials. The calendar year’s largest detractor was Financials, where our underweight in banks and some poor stock selection in capital markets caused the Fund to lag.

Top Contributors to Performance For 2016 (%)[1]

Quaker Chemical	0.87

Thor Industries	0.87

Chase Corporation	0.85

TMX Group	0.69

Ritchie Bros. Auctioneers	0.61

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

SEI Investments	-0.21

Value Partners Group	-0.19

Diebold Nixdorf	-0.18

Flowers Foods	-0.13

Artisan Partners Asset Management Cl. A	-0.13

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We are grateful to have been able to deliver such strong absolute and relative results for our investors and firmly believe that we have turned the page on the anomalous 2011-2015 period, in which extraordinary monetary accommodations caused financial markets to behave in unprecedented ways. In our view, we are on the road back to a more historically normal market environment. We think this bodes well for small-cap stocks. In our view cyclicals look well-positioned for ongoing leadership. In addition to our usual cyclical tilt, we are looking in some defensive areas such as healthcare. It is very much on a stock-by-stock basis, with a focus on individual dividend-paying companies that combine attractive valuations with strong fundamentals.

42 | The Royce Funds 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX RTRKX RTRWX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RTR	15.87	25.86	5.78	12.45	6.86	8.95	9.83	10.93

Annual Operating Expenses: 1.22%

[1] Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
20 Years Through 12/31/16

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 98% of all 10-year periods and 92% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	118/121	98%	0.48	0.32

5-year	167/181	92%	0.60	0.39

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 134 for additional information.

Value of $10,000
Invested on 12/15/93 as of 12/31/16 ($)

Top 10 Positions
% of Net Assets

Quaker Chemical	1.8

HEICO Corporation	1.6

Balchem Corporation	1.5

Thor Industries	1.5

Erie Indemnity Cl. A	1.4

E-L Financial	1.4

Woodward	1.3

Tennant Company	1.3

Gentex Corporation	1.2

ManpowerGroup	1.2

Portfolio Sector Breakdown
% of Net Assets

Financials	25.4

Industrials	25.1

Consumer Discretionary	12.6

Materials	12.0

Information Technology	6.6

Health Care	4.8

Consumer Staples	3.7

Energy	3.2

Utilities	1.8

Telecommunication Services	1.1

Real Estate	0.1

Miscellaneous	2.3

Corporate Bond	0.1

Cash and Cash Equivalents	1.2

Calendar Year Total Returns (%)

YEAR	RTR

2016	25.9

2015	-7.2

2014	1.3

2013	32.8

2012	14.4

2011	-1.7

2010	23.5

2009	26.2

2008	-31.2

2007	2.4

2006	14.5

2005	8.2

2004	17.5

2003	30.0

2002	-1.6

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	84	79

From 12/31/93 (Start of Fund’s First Full Quarter)	82	55

Portfolio Diagnostics

Fund Net Assets	$2,841 million

Number of Holdings	288

Turnover Rate	16%

Average Market Capitalization[1]	$2,106 million

Weighted Average P/E Ratio[2,3]	20.0x

Weighted Average P/B Ratio[2]	2.2x

Active Share[4]	90%

U.S. Investments (% of Net Assets)	88.5%

Non-U.S. Investments (% of Net Assets)	10.3%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2016 Annual Report to Shareholders | 43

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 98.5%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 10.2%
AUTO COMPONENTS - 2.3%
Autoliv	9,600	$1,086,240
Gentex Corporation	75,996	1,496,361
Nokian Renkaat	52,500	1,956,908
STRATTEC SECURITY	9,629	388,049

		4,927,558

AUTOMOBILES - 0.6%
Thor Industries	13,040	1,304,652

HOUSEHOLD DURABLES - 1.0%
Flexsteel Industries	9,100	561,197
Hunter Douglas	27,600	1,553,085

		2,114,282

MEDIA - 0.4%
Saga Communications Cl. A	18,835	947,400

MULTILINE RETAIL - 0.7%
Dillard’s Cl. A	23,800	1,492,022

SPECIALTY RETAIL - 4.3%
American Eagle Outfitters	99,200	1,504,864
Buckle (The)	51,379	1,171,441
Cato Corporation (The) Cl. A	41,410	1,245,613
DSW Cl. A	65,649	1,486,950
Fielmann	6,400	421,982
Genesco [1]	15,749	978,013
Shoe Carnival	44,568	1,202,445
Stein Mart	64,296	352,342
USS	70,000	1,112,840

		9,476,490

TEXTILES, APPAREL & LUXURY GOODS - 0.9%
Movado Group	32,100	922,875
Stella International Holdings	100,000	160,846
Steven Madden [1]	24,208	865,436

		1,949,157

Total (Cost $19,679,476)		22,211,561

CONSUMER STAPLES – 2.5%
FOOD & STAPLES RETAILING - 0.8%
FamilyMart UNY Holdings	6,000	398,620
Village Super Market Cl. A	44,137	1,363,833

		1,762,453

FOOD PRODUCTS - 1.7%
Hormel Foods	95,800	3,334,798
Industrias Bachoco ADR	6,100	299,022

		3,633,820

Total (Cost $2,942,270)		5,396,273

ENERGY – 2.4%
ENERGY EQUIPMENT & SERVICES - 2.0%
Helmerich & Payne	26,554	2,055,279
TGS-NOPEC Geophysical	100,900	2,237,718

		4,292,997

OIL, GAS & CONSUMABLE FUELS - 0.4%
Gaztransport Et Technigaz	22,700	979,693

Total (Cost $5,089,661)		5,272,690

FINANCIALS – 29.4%
BANKS - 6.6%
Ames National	30,444	1,004,652
†BGEO Group	58,000	2,136,827
BLOM Bank GDR	63,000	686,700
BOK Financial	22,114	1,836,347
Camden National	31,233	1,388,307
City Holding Company	13,489	911,856
CNB Financial	27,700	740,698
Codorus Valley Bancorp	3,342	95,581
First Republic Bank	44,700	4,118,658
National Bankshares	15,700	682,165
Northrim BanCorp	24,700	780,520

		14,382,311

CAPITAL MARKETS - 19.8%
ARA Asset Management	1,961,500	2,306,849
Ashmore Group	624,000	2,177,341
AURELIUS Equity Opportunities	9,000	524,963
†BM&FBOVESPA	402,000	2,026,708
Bolsa Mexicana de Valores	1,443,000	1,897,580
Carlyle Group L.P.	141,000	2,150,250
Coronation Fund Managers	266,000	1,358,776
Federated Investors Cl. B	54,400	1,538,432
Gluskin Sheff + Associates	51,700	671,543
Interactive Brokers Group Cl. A	22,600	825,126
Jupiter Fund Management	509,500	2,776,374
KKR & Co. L.P.	288,000	4,432,320
Lazard Cl. A	40,100	1,647,709
Moelis & Company Cl. A	44,300	1,501,770
Northern Trust	25,000	2,226,250
Oaktree Capital Group LLC Cl. A	85,000	3,187,500
SEI Investments	53,000	2,616,080
Singapore Exchange	70,000	345,932
Sprott	735,700	1,375,345
State Street	27,900	2,168,388
†TD Ameritrade Holding Corporation	74,100	3,230,760
Value Partners Group	2,527,200	2,010,363

		42,996,359

INSURANCE - 1.6%
Marsh & McLennan	30,800	2,081,772
Reinsurance Group of America	11,955	1,504,298

		3,586,070

THRIFTS & MORTGAGE FINANCE - 1.4%
Genworth MI Canada	60,548	1,517,928
Southern Missouri Bancorp	2,500	88,450
Timberland Bancorp	5,800	119,828
TrustCo Bank Corp. NY	151,560	1,326,150

		3,052,356

Total (Cost $50,477,626)		64,017,096

HEALTH CARE – 3.5%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
Dentsply Sirona	56,000	3,232,880

HEALTH CARE PROVIDERS & SERVICES - 0.5%
Aceto Corporation	38,500	845,845
Ensign Group (The)	13,100	290,951

		1,136,796

HEALTH CARE TECHNOLOGY - 0.1%
CompuGroup Medical	7,300	299,249

44 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Dividend Value Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS - 1.4%
Recordati	82,300	$2,331,112
Santen Pharmaceutical	52,000	635,049

		2,966,161

Total (Cost $4,854,991)		7,635,086

INDUSTRIALS – 24.7%
AEROSPACE & DEFENSE - 1.1%
HEICO Corporation Cl. A	36,132	2,453,363

AIR FREIGHT & LOGISTICS - 2.7%
C. H. Robinson Worldwide	28,500	2,087,910
Expeditors International of Washington	72,500	3,839,600

		5,927,510

BUILDING PRODUCTS - 0.9%
Geberit	1,000	400,193
TOTO	37,000	1,460,194

		1,860,387

COMMERCIAL SERVICES & SUPPLIES - 0.4%
Societe BIC	6,600	897,108

CONSTRUCTION & ENGINEERING - 1.5%
Comfort Systems USA	30,400	1,012,320
KBR	136,900	2,284,861

		3,297,181

ELECTRICAL EQUIPMENT - 1.0%
Hubbell Cl. B	18,200	2,123,940

MACHINERY - 9.9%
Alamo Group	9,808	746,389
CLARCOR	21,800	1,797,846
Donaldson Company	88,300	3,715,664
Federal Signal	40,929	638,902
Flowserve Corporation	20,100	965,805
Graco	23,500	1,952,615
IDEX Corporation	37,300	3,359,238
Lincoln Electric Holdings	27,050	2,073,923
Lindsay Corporation	27,500	2,051,775
Miller Industries	48,214	1,275,260
Pfeiffer Vacuum Technology	13,500	1,261,399
Spirax-Sarco Engineering	30,492	1,565,965

		21,404,781

MARINE - 0.8%
Clarkson	67,400	1,804,818

PROFESSIONAL SERVICES - 3.1%
Heidrick & Struggles International	7,000	169,050
Korn/Ferry International	51,000	1,500,930
ManpowerGroup	42,300	3,759,201
Robert Half International	28,600	1,395,108

		6,824,289

ROAD & RAIL - 1.8%
Amerco	8,442	3,120,079
Werner Enterprises	25,400	684,530

		3,804,609

TRADING COMPANIES & DISTRIBUTORS - 1.5%
Applied Industrial Technologies	53,700	3,189,780

Total (Cost $35,101,846)		53,587,766

INFORMATION TECHNOLOGY – 7.7%
COMMUNICATIONS EQUIPMENT - 0.2%
TESSCO Technologies	25,379	329,927

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.2%
FLIR Systems	149,700	5,417,643
Vishay Intertechnology	92,388	1,496,686

		6,914,329

IT SERVICES - 1.8%
Western Union	181,900	3,950,868

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
MKS Instruments	5,308	315,295

SOFTWARE - 0.6%
Computer Modelling Group	140,000	949,912
SimCorp	7,000	340,806

		1,290,718

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.8%
Diebold Nixdorf	160,000	4,024,000

Total (Cost $15,688,819)		16,825,137

MATERIALS – 11.6%
CHEMICALS - 1.7%
Quaker Chemical	26,800	3,428,792
Victrex	10,000	237,017

		3,665,809

CONTAINERS & PACKAGING - 2.5%
AptarGroup	41,200	3,026,140
Greif Cl. A	46,300	2,375,653

		5,401,793

METALS & MINING - 7.4%
Carpenter Technology	69,300	2,506,581
Compass Minerals International	38,100	2,985,135
Franco-Nevada Corporation	36,000	2,151,360
Reliance Steel & Aluminum	53,600	4,263,344
Royal Gold	19,900	1,260,665
Worthington Industries	62,200	2,950,768

		16,117,853

Total (Cost $18,588,834)		25,185,455

REAL ESTATE – 0.2%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
Relo Group	2,300	328,437

Total (Cost $107,244)		328,437

TELECOMMUNICATION SERVICES – 1.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Inmarsat	105,000	968,548

WIRELESS TELECOMMUNICATION SERVICES - 1.2%
Telephone and Data Systems	91,500	2,641,605

Total (Cost $3,264,044)		3,610,153

UTILITIES – 1.4%
WATER UTILITIES - 1.4%
Aqua America	104,800	3,148,192

Total (Cost $2,517,092)		3,148,192

MISCELLANEOUS[2] – 3.2%

Total (Cost $5,797,971)		7,021,194

TOTAL COMMON STOCKS

(Cost $164,109,874)		214,239,040

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 45

Schedules of Investments

Royce Dividend Value Fund (continued)

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BOND – 0.2%
Unit Corporation 6.625%
due 5/15/21

(Cost $377,243)	$458,000	$444,260

REPURCHASE AGREEMENT – 1.6%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$3,414,011 (collateralized by obligations of various U.S. Government Agencies, 2.25% due
11/15/24, valued at $3,485,964)

(Cost $3,414,000)		3,414,000

TOTAL INVESTMENTS – 100.3%

(Cost $167,901,117)		218,097,300

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(692,953)

NET ASSETS – 100.0%		$217,404,347

Royce Global Financial Services Fund
Common Stocks – 95.7%

	SHARES	VALUE

BANKS - 14.7%
BankUnited	4,100	$154,529
BLOM Bank GDR	8,000	87,200
BOK Financial	12,200	1,013,088
Capital City Bank Group	29,822	610,755
Chemung Financial	14,512	527,511
First Citizens BancShares Cl. A	3,465	1,230,075
First Republic Bank	10,400	958,256
Investors Bancorp	25,300	352,935
Live Oak Bancshares	45,000	832,500
Popular	28,900	1,266,398
Umpqua Holdings	17,400	326,772

Total (Cost $5,311,109)		7,360,019

CAPITAL MARKETS - 49.5%
AllianceBernstein Holding L.P.	11,500	269,675
ARA Asset Management	793,320	932,995
Ares Management L.P.	59,500	1,142,400
Ashmore Group	285,000	994,459
Associated Capital Group Cl. A	14,084	462,659
BM&FBOVESPA	136,000	685,652
Carlyle Group L.P.	41,700	635,925
Charles Schwab (The) Corporation	22,000	868,340
Citadel Capital [1]	150,000	8,356
Coronation Fund Managers	68,000	347,356
Cowen Group [1]	12,475	193,363
CRISIL	14,000	453,161
Dundee Corporation Cl. A [1]	90,000	398,838
Edmond de Rothschild (Suisse)	20	274,860
Egyptian Financial Group-Hermes Holding
Company [1]	246,390	344,103
Financial Engines	15,600	573,300
Fortress Investment Group LLC Cl. A	102,600	498,636
Gluskin Sheff + Associates	70,500	915,741
GMP Capital [1]	108,000	354,731
Hellenic Exchanges - Athens Stock Exchange	50,000	257,355
INTL FCStone [1]	12,100	479,160
IOOF Holdings	20,000	132,483
JSE	51,000	609,845
Jupiter Fund Management	118,800	647,366
KKR & Co. L.P.	23,900	367,821
Lazard Cl. A	7,900	324,611
MarketAxess Holdings	4,600	675,832
Medley Management Cl. A	31,302	309,890
Morningstar	4,000	294,240
MSCI	2,150	169,377
MVC Capital	47,100	404,118
Northern Trust	8,700	774,735
†NorthStar Asset Management Group	31,500	469,980
NZX	440,000	321,169
Oaktree Capital Group LLC Cl. A	13,400	502,500
Partners Group Holding	670	313,564
Reinet Investments	7,200	132,812
Rothschild & Co	23,500	635,525
SEI Investments	19,900	982,264
Silvercrest Asset Management Group Cl. A	41,600	547,040
Singapore Exchange	105,000	518,897

46 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Global Financial Services Fund (continued)

	SHARES	VALUE

CAPITAL MARKETS (continued)
SPARX Group	220,000	$426,231
Sprott	460,000	859,941
TD Ameritrade Holding Corporation	12,715	554,374
Tokai Tokyo Financial Holdings	9,400	49,867
U.S. Global Investors Cl. A	359,200	488,512
UOB-Kay Hian Holdings	129,000	113,125
Value Partners Group	672,000	534,570
Virtu Financial Cl. A	35,900	572,605
VZ Holding	1,850	555,040
Warsaw Stock Exchange	19,000	181,291
Westwood Holdings Group	4,400	263,956

Total (Cost $22,775,959)		24,824,646

DIVERSIFIED FINANCIAL SERVICES - 0.5%
SHUAA Capital [1]	580,000	233,888

Total (Cost $308,882)		233,888

HOTELS, RESTAURANTS & LEISURE - 0.2%
Thomas Cook (India)	30,600	86,340

Total (Cost $28,633)		86,340

INSURANCE - 6.2%
E-L Financial	2,400	1,304,882
Jardine Lloyd Thompson Group	11,900	144,286
MBIA [1]	95,300	1,019,710
†National Western Life Group Cl. A	2,000	621,600

Total (Cost $2,747,518)		3,090,478

INTERNET SOFTWARE & SERVICES - 0.0%
Novation Companies [1,3]	223,459	10,279

Total (Cost $101,011)		10,279

INVESTMENT COMPANIES - 1.8%
RIT Capital Partners	40,000	927,467

Total (Cost $843,641)		927,467

IT SERVICES - 3.6%
Cass Information Systems	3,800	279,566
DST Systems	2,900	310,735
GBST Holdings	105,000	284,735
PayPal Holdings [1]	12,800	505,216
Western Union	19,800	430,056

Total (Cost $1,685,282)		1,810,308

MARINE - 1.2%
Clarkson	22,000	589,110

Total (Cost $774,855)		589,110

METALS & MINING - 1.8%
Franco-Nevada Corporation	15,000	896,400

Total (Cost $782,045)		896,400

PROFESSIONAL SERVICES - 2.0%
IHS Markit [1]	14,000	495,740
Verisk Analytics [1]	6,400	519,488

Total (Cost $573,159)		1,015,228

REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.8%
†FirstService Corporation	31,000	1,471,880
†Kennedy Wilson Europe Real Estate	61,000	720,632
Midland Holdings [1]	800,000	206,071

Total (Cost $2,280,660)		2,398,583

SOFTWARE - 2.4%
Bottomline Technologies [1]	13,600	340,272
Fair Isaac	7,400	882,228

Total (Cost $562,195)		1,222,500

THRIFTS & MORTGAGE FINANCE - 1.5%
†BofI Holding [1]	25,700	733,735

Total (Cost $466,954)		733,735

TRADING COMPANIES & DISTRIBUTORS - 1.0%
Air Lease Cl. A	13,900	477,187

Total (Cost $549,398)		477,187

MISCELLANEOUS[2] – 4.5%

Total (Cost $2,113,876)		2,268,456

TOTAL COMMON STOCKS

(Cost $41,905,177)		47,944,624

REPURCHASE AGREEMENT – 2.8%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$1,383,005 (collateralized by obligations of various U.S. Government Agencies, 2.25% due
11/15/24, valued at $1,415,242)

(Cost $1,383,000)		1,383,000

TOTAL INVESTMENTS – 98.5%
(Cost $43,288,177)		49,327,624

CASH AND OTHER ASSETS LESS LIABILITIES – 1.5%		775,159

NET ASSETS – 100.0%		$50,102,783

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 47

Schedules of Investments

Royce Heritage Fund
Common Stocks – 80.0%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 25.4%
AUTO COMPONENTS - 7.4%
†Cooper Tire & Rubber	44,300	$1,721,055
Dorman Products [1]	6,160	450,050
Gentex Corporation	252,635	4,974,383
LCI Industries	36,300	3,911,325
Standard Motor Products	106,400	5,662,608

		16,719,421

AUTOMOBILES - 2.8%
Thor Industries	63,600	6,363,180

DISTRIBUTORS - 2.8%
Genuine Parts	10,969	1,047,978
LKQ Corporation [1]	174,324	5,343,031

		6,391,009

HOUSEHOLD DURABLES - 1.7%
Ethan Allen Interiors	29,668	1,093,266
Forbo Holding	500	644,816
NVR [1]	1,300	2,169,700

		3,907,782

MEDIA - 2.5%
Media General [1]	117,272	2,208,232
Meredith Corporation	56,780	3,358,537

		5,566,769

MULTILINE RETAIL - 0.3%
Dollar Tree [1]	9,635	743,629

SPECIALTY RETAIL - 6.3%
†Camping World Holdings Cl. A	110,605	3,604,617
†CarMax [1,4]	24,200	1,558,238
†Dicks Sporting Goods	78,741	4,181,147
Monro Muffler Brake	19,500	1,115,400
Signet Jewelers	32,900	3,101,154
USS	36,100	573,907

		14,134,463

TEXTILES, APPAREL & LUXURY GOODS - 1.6%
Coach	41,400	1,449,828
Wolverine World Wide	100,222	2,199,873

		3,649,701

Total (Cost $41,291,245)		57,475,954

CONSUMER STAPLES – 0.3%
FOOD PRODUCTS - 0.3%
Sanderson Farms	6,200	584,288

Total (Cost $505,399)		584,288

FINANCIALS – 7.2%
CAPITAL MARKETS - 4.2%
Affiliated Managers Group [1]	14,745	2,142,448
Federated Investors Cl. B	35,300	998,284
Lazard Cl. A	88,673	3,643,574
Oaktree Capital Group LLC Cl. A	28,587	1,072,012
TMX Group	16,000	852,285
Westwood Holdings Group	11,900	713,881

		9,422,484

INSURANCE - 3.0%
Alleghany Corporation [1]	11,164	6,789,052

Total (Cost $13,731,247)		16,211,536

HEALTH CARE – 1.1%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
Dentsply Sirona	19,900	1,148,827
Hill-Rom Holdings	19,647	1,102,983

		2,251,810

PHARMACEUTICALS - 0.1%
Recordati	13,000	368,219

Total (Cost $2,450,087)		2,620,029

INDUSTRIALS – 21.6%
AEROSPACE & DEFENSE - 0.4%
HEICO Corporation	10,400	802,360

AIR FREIGHT & LOGISTICS - 0.3%
Expeditors International of Washington	13,300	704,368

BUILDING PRODUCTS - 1.9%
Apogee Enterprises	31,700	1,697,852
Simpson Manufacturing	61,412	2,686,775

		4,384,627

COMMERCIAL SERVICES & SUPPLIES - 3.7%
Cintas Corporation	16,600	1,918,296
Copart [1]	114,635	6,351,925

		8,270,221

CONSTRUCTION & ENGINEERING - 1.3%
Valmont Industries	21,173	2,983,276

ELECTRICAL EQUIPMENT - 2.1%
Hubbell Cl. B	40,222	4,693,907

INDUSTRIAL CONGLOMERATES - 0.8%
Carlisle Companies	15,425	1,701,223

MACHINERY - 2.8%
†Flowserve Corporation	24,400	1,172,420
Lincoln Electric Holdings	30,300	2,323,101
Mueller Industries	47,944	1,915,843
Westinghouse Air Brake Technologies	11,260	934,805

		6,346,169

MARINE - 1.8%
Kirby Corporation [1]	63,000	4,189,500

PROFESSIONAL SERVICES - 4.3%
Equifax	24,950	2,949,838
IHS Markit [1]	58,868	2,084,516
ManpowerGroup	54,100	4,807,867

		9,842,221

ROAD & RAIL - 1.6%
†Kansas City Southern	15,209	1,290,484
Landstar System	26,400	2,251,920

		3,542,404

TRADING COMPANIES & DISTRIBUTORS - 0.6%
Diploma	114,300	1,463,173

Total (Cost $36,034,320)		48,923,449

INFORMATION TECHNOLOGY – 6.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.5%
AVX Corporation	234,713	3,668,564
Coherent [1]	15,275	2,098,556
IPG Photonics [1]	22,947	2,265,098

		8,032,218

IT SERVICES - 1.5%
DST Systems	32,026	3,431,586

48 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Heritage Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%
Lam Research	26,900	$2,844,137

Total (Cost $11,578,462)		14,307,941

MATERIALS – 9.5%
CHEMICALS - 6.3%
Minerals Technologies	53,855	4,160,299
RPM International	11,000	592,130
Sensient Technologies	45,809	3,599,671
Westlake Chemical	104,180	5,833,038

		14,185,138

METALS & MINING - 1.4%
Kaiser Aluminum	16,150	1,254,694
Reliance Steel & Aluminum	24,650	1,960,661

		3,215,355

PAPER & FOREST PRODUCTS - 1.8%
Neenah Paper	37,045	3,156,234
Stella-Jones	27,800	902,338

		4,058,572

Total (Cost $17,792,316)		21,459,065

REAL ESTATE – 4.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.7%
Colliers International Group	36,100	1,326,675
Jones Lang LaSalle	32,440	3,277,738
Kennedy Wilson Europe Real Estate	206,000	2,433,610
Kennedy-Wilson Holdings	151,200	3,099,600
Marcus & Millichap [1]	16,643	444,701

Total (Cost $11,943,142)		10,582,324

UTILITIES – 1.8%
GAS UTILITIES - 1.8%
UGI Corporation	89,123	4,106,788

Total (Cost $2,738,663)		4,106,788

MISCELLANEOUS[2] – 2.1%

Total (Cost $4,505,572)		4,806,065

TOTAL COMMON STOCKS

(Cost $142,570,453)		181,077,439

REPURCHASE AGREEMENT – 20.9%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$47,278,158 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $48,227,461)

(Cost $47,278,000)		47,278,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.7%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.3947%)

(Cost $1,563,260)		1,563,260

TOTAL INVESTMENTS – 101.6%
(Cost $191,411,713)		229,918,699

LIABILITIES LESS CASH AND OTHER ASSETS – (1.6)%		(3,610,544)

NET ASSETS – 100.0%		$226,308,155

Royce International Micro-Cap Fund
Common Stocks – 92.3%

	SHARES	VALUE

AUSTRALIA – 3.1%
Austal	37,400	$46,918
Imdex [1]	50,900	21,085
†NetComm Wireless [1]	10,400	16,079
†Seeing Machines [1]	679,200	35,557
TFS Corporation	55,748	66,753

Total (Cost $197,822)		186,392

AUSTRIA – 0.7%
UBM Development	1,300	42,417

Total (Cost $50,345)		42,417

BELGIUM – 0.6%
†Barco	400	33,672

Total (Cost $33,381)		33,672

BRAZIL – 1.9%
†Minerva [1]	20,500	76,515
T4F Entretenimento	23,700	40,763

Total (Cost $118,827)		117,278

CANADA – 10.5%
†AGT Food and Ingredients	2,100	57,307
Altus Group	2,300	53,035
Dream Global Real Estate Investment Trust	6,000	42,230
Exco Technologies	10,300	82,698
†Interfor Corporation [1]	5,000	55,971
Magellan Aerospace	7,600	101,775
†Questor Technology [1]	35,400	18,720
RDM Corporation	13,000	46,475
†Sandstorm Gold [1]	12,900	50,310
Solium Capital [1]	9,700	60,975
Western Forest Products	48,000	67,568

Total (Cost $619,762)		637,064

CHINA – 1.6%
†Haichang Ocean Park Holdings [1]	124,800	29,386
†Xingda International Holdings	80,300	36,194
Xtep International Holdings	76,000	31,770

Total (Cost $90,974)		97,350

FINLAND – 0.4%
BasWare [1]	700	26,737

Total (Cost $35,220)		26,737

FRANCE – 1.9%
Chargeurs	1,700	28,550
†Groupe Crit	300	21,470
HighCo	5,200	35,187
Manutan International	400	29,344

Total (Cost $77,822)		114,551

GEORGIA – 0.6%
†BGEO Group	900	33,158

Total (Cost $26,047)		33,158

GERMANY – 6.1%
ADLER Real Estate [1]	3,700	56,414
Allgeier	1,100	19,945
AURELIUS Equity Opportunities	1,000	58,329
†CANCOM	1,500	70,773

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 49

Schedules of Investments

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE

GERMANY (continued)
HolidayCheck Group [1]	10,300	$25,446
msg life [1]	8,600	26,232
mutares	1,800	21,627
PNE Wind	22,800	52,331
VIB Vermoegen	1,900	39,291

Total (Cost $384,922)		370,388

GREECE – 0.5%
Aegean Marine Petroleum Network	3,000	30,450

Total (Cost $40,618)		30,450

HONG KONG – 4.3%
China Metal International Holdings	177,000	55,794
I.T	143,300	56,929
Oriental Watch Holdings	181,500	34,975
Pico Far East Holdings	184,300	56,502
†Value Partners Group	29,700	23,626
VST Holdings	90,400	31,598

Total (Cost $264,807)		259,424

INDIA – 0.9%
†IIFL Holdings	7,200	27,460
†Quess Corporation [1]	2,900	27,986

Total (Cost $56,190)		55,446

INDONESIA – 0.7%
Selamat Sempurna	578,300	41,960

Total (Cost $49,312)		41,960

IRELAND – 3.1%
Ardmore Shipping	4,800	35,520
†Irish Continental Group	17,000	80,458
†Irish Residential Properties REIT	58,157	71,599

Total (Cost $216,554)		187,577

ISRAEL – 2.2%
Nova Measuring Instruments [1]	4,850	63,729
†Sapiens International	2,100	30,114
Sarine Technologies	33,800	41,986

Total (Cost $121,586)		135,829

ITALY – 1.1%
Banca Sistema	28,500	65,962

Total (Cost $76,557)		65,962

JAPAN – 12.1%
BML	1,000	23,795
C. Uyemura & Co.	500	21,782
†EM Systems	1,800	24,742
†en-japan	1,200	21,386
GCA	3,500	24,574
G-Tekt	1,200	23,218
†Inabata & Co.	2,600	28,588
†Kakaku.com	1,300	21,493
†Kenedix	6,700	23,769
†Kenko Mayonnaise	1,000	28,213
†Kintetsu World Express	1,600	22,135
Leopalace21	4,200	23,178
Mandom Corporation	600	25,834
†Maruwa Unyu Kikan	700	17,297
†Meitec Corporation	600	22,931
†MISUMI Group	1,500	24,618
†Nabtesco	900	20,894
†NS Solutions	1,500	26,910
Obara Group	500	22,265
†Open House	1,100	26,128
Outsourcing	800	24,874
Pressance	1,400	17,360
Relo Group	200	28,560
Ryobi	6,400	25,077
SPARX Group	22,200	43,011
Sun Frontier Fudousan	2,900	25,510
Takara Leben	3,700	21,522
Tokai Corporation	700	23,820
†Tokai Tokyo Financial Holdings	4,300	22,812
Trancom	500	24,434

Total (Cost $776,821)		730,730

MEXICO – 0.7%
†Rassini	10,800	40,632

Total (Cost $49,314)		40,632

NETHERLANDS – 0.6%
†Constellium Cl. A [1]	6,100	35,990

Total (Cost $30,173)		35,990

NEW ZEALAND – 0.5%
New Zealand Refining	16,400	29,607

Total (Cost $37,704)		29,607

NORWAY – 1.2%
†Nordic Semiconductor [1]	11,000	44,717
†NRC Group [1]	3,400	26,778

Total (Cost $70,584)		71,495

PHILIPPINES – 0.6%
†Integrated Micro-Electronics	311,800	38,035

Total (Cost $38,498)		38,035

SINGAPORE – 2.0%
Broadway Industrial Group [1]	580,900	75,865
CSE Global	147,300	46,283

Total (Cost $129,400)		122,148

SOUTH AFRICA – 1.5%
Net 1 UEPS Technologies [1]	5,200	59,696
Raubex Group	19,000	33,995

Total (Cost $109,312)		93,691

SOUTH KOREA – 3.5%
Handsome [1]	1,700	49,067
Koh Young Technology	1,700	63,535
†KT Skylife	2,700	38,479
†Modetour Network [1]	2,500	59,889

Total (Cost $224,348)		210,970

SPAIN – 1.9%
Atento [1]	6,400	48,640

50 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE

SPAIN (continued)
†Papeles y Cartones de Europa	11,800	$65,145

Total (Cost $120,604)		113,785

SWEDEN – 3.8%
†AcadeMedia [1]	7,100	38,877
†Byggmax Group	6,500	44,885
Dustin Group	10,800	75,777
†Knowit	2,400	23,640
Proact IT Group	3,100	49,675

Total (Cost $235,146)		232,854

TAIWAN – 7.4%
†Chipbond Technology	16,900	23,998
†Egis Technology [1]	4,600	37,663
Flytech Technology	18,224	53,084
†Posiflex Technology	4,957	27,152
†Realtek Semiconductor	8,400	26,413
Shih Her Technologies	36,800	34,019
†Sitronix Technology	12,900	40,880
Sporton International	10,883	57,543
†Sunny Friend Environmental Technology	13,100	45,738
Taiwan Paiho	15,200	44,748
†TCI	11,800	59,926

Total (Cost $490,349)		451,164

TURKEY – 0.8%
†Tat Gida Sanayi	30,300	49,179

Total (Cost $60,307)		49,179

UNITED ARAB EMIRATES – 1.0%
Aramex	53,700	59,375

Total (Cost $29,498)		59,375

UNITED KINGDOM – 12.7%
†Avon Rubber	3,400	43,557
BrainJuicer Group	4,100	27,778
Character Group	4,700	29,543
†Connect Group	22,700	42,692
Consort Medical	2,900	37,836
Conviviality	30,400	80,550
†dotdigital group	84,500	59,878
†EMIS Group	4,400	52,306
†Epwin Group	19,200	24,169
Finsbury Food Group	29,600	43,768
†Hilton Food Group	9,700	74,292
†Inspired Energy	204,500	34,662
Norcros	25,770	56,979
Pendragon	103,700	39,813
†Rank Group	12,300	29,548
Real Estate Investors	42,500	29,106
Trifast	11,300	28,563
Vertu Motors	64,300	34,463

Total (Cost $857,850)		769,503

UNITED STATES – 1.8%
Century Casinos [1]	8,400	69,132
†Currency Exchange International [1]	1,800	41,023

Total (Cost $91,937)		110,155

TOTAL COMMON STOCKS

(Cost $5,812,591)		5,594,968

REPURCHASE AGREEMENT – 8.3%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$501,002 (collateralized by obligations of various U.S. Government Agencies, 2.25% due
11/15/24, valued at $511,473)

(Cost $501,000)		501,000

TOTAL INVESTMENTS – 100.6%
(Cost $6,313,591)		6,095,968

LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%		(36,276)

NET ASSETS – 100.0%		$6,059,692

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 51

Schedules of Investments

Royce International Premier Fund
Common Stocks – 96.9%

	SHARES	VALUE

AUSTRALIA – 6.4%
†ALS	290,000	$1,260,676
Cochlear	11,100	979,894
†IPH	280,000	1,032,779
†Spotless Group Holdings	1,100,000	784,334

Total (Cost $4,117,225)		4,057,683

AUSTRIA – 3.2%
Mayr-Melnhof Karton	19,000	2,013,857

Total (Cost $2,234,828)		2,013,857

BRAZIL – 2.3%
†OdontoPrev	375,000	1,452,570

Total (Cost $1,057,443)		1,452,570

CANADA – 3.4%
†Morneau Shepell	75,000	1,071,947
†Winpak	32,500	1,099,430

Total (Cost $2,170,690)		2,171,377

CHINA – 1.6%
TravelSky Technology	490,000	1,025,936

Total (Cost $704,291)		1,025,936

DENMARK – 2.1%
SimCorp	27,500	1,338,881

Total (Cost $1,353,542)		1,338,881

FRANCE – 5.0%
Thermador Groupe	19,000	1,669,943
Virbac [1]	8,500	1,494,069

Total (Cost $3,523,387)		3,164,012

GERMANY – 8.0%
Carl Zeiss Meditec	30,500	1,123,701
Fielmann	19,500	1,285,727
KWS Saat	4,500	1,335,426
STRATEC Biomedical	27,500	1,324,020

Total (Cost $4,962,250)		5,068,874

HONG KONG – 1.5%
Value Partners Group	1,225,000	974,476

Total (Cost $1,230,457)		974,476

INDIA – 3.8%
Bajaj Finance	130,000	1,615,384
†SH Kelkar & Company	179,100	813,120

Total (Cost $1,931,698)		2,428,504

ITALY – 1.7%
DiaSorin	18,500	1,095,171

Total (Cost $801,006)		1,095,171

JAPAN – 20.0%
†Ai Holdings	52,500	1,042,396
Horiba	23,500	1,085,291
Meitec Corporation	50,500	1,930,058
MISUMI Group	80,000	1,312,937
Nihon Kohden	66,000	1,456,472
†Relo Group	11,800	1,685,024
Santen Pharmaceutical	130,000	1,587,623
†Sugi Holdings	14,500	687,090
USS	120,000	1,907,725

Total (Cost $12,006,191)		12,694,616

NEW ZEALAND – 2.0%
Fisher & Paykel Healthcare	212,456	1,253,943

Total (Cost $1,194,020)		1,253,943

SINGAPORE – 1.7%
XP Power	50,000	1,070,596

Total (Cost $1,115,281)		1,070,596

SWEDEN – 3.4%
Addtech Cl. B	72,500	1,133,735
†Bravida Holding	175,000	1,059,383

Total (Cost $2,052,845)		2,193,118

SWITZERLAND – 11.1%
Burckhardt Compression Holding	6,000	1,577,694
dormakaba Holding	1,250	929,364
LEM Holding	1,000	934,947
Partners Group Holding	3,900	1,825,221
VZ Holding	5,900	1,770,127

Total (Cost $5,678,656)		7,037,353

UNITED KINGDOM – 19.7%
Ashmore Group	180,000	628,079
AVEVA Group	30,000	691,356
Berendsen	94,000	1,004,139
Clarkson	42,500	1,138,053
Consort Medical	110,000	1,435,159
Elementis	270,000	920,696
†Equiniti Group	425,000	1,022,224
Exova Group	420,000	985,498
ITE Group	630,000	1,195,191
Rotork	330,000	975,838
Spirax-Sarco Engineering	20,000	1,027,132
Victrex	64,500	1,528,763

Total (Cost $13,662,738)		12,552,128

TOTAL COMMON STOCKS

(Cost $59,796,548)		61,593,095

REPURCHASE AGREEMENT – 2.3%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$1,475,005 (collateralized by obligations of various U.S. Government Agencies, 2.25% due
11/15/24, valued at $1,504,625)

(Cost $1,475,000)		1,475,000

TOTAL INVESTMENTS – 99.2%

(Cost $61,271,548)		63,068,095

CASH AND OTHER ASSETS LESS LIABILITIES – 0.8%		532,042

NET ASSETS – 100.0%		$63,600,137

52 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce International Small-Cap Fund
Common Stocks – 95.2%

	SHARES	VALUE

AUSTRALIA – 3.5%
†Austal	46,000	$57,706
Evolution Mining	51,000	75,047
†NetComm Wireless [1]	12,900	19,944
Saracen Mineral Holdings [1]	74,000	51,047
TFS Corporation	40,000	47,897

Total (Cost $321,132)		251,641

AUSTRIA – 1.0%
Mayr-Melnhof Karton	700	74,195

Total (Cost $73,629)		74,195

BELGIUM – 0.6%
†Barco	500	42,090

Total (Cost $41,727)		42,090

BRAZIL – 2.0%
†Minerva [1]	25,800	96,296
T4F Entretenimento	29,000	49,879

Total (Cost $131,594)		146,175

CANADA – 9.4%
AGT Food and Ingredients	2,700	73,681
Altus Group	3,000	69,177
†Canfor Corporation [1]	6,300	71,650
Dream Global Real Estate Investment Trust	7,300	51,380
Exco Technologies	12,700	101,967
Just Energy Group	8,200	44,772
Magellan Aerospace	9,300	124,540
†Sandstorm Gold [1]	16,600	64,740
†Western Forest Products	58,100	81,785

Total (Cost $665,735)		683,692

CHINA – 5.7%
†China Communications Services	69,900	44,486
†China Lesso Group Holdings	74,600	48,213
China Medical System Holdings	30,700	48,434
†Chinasoft International [1]	98,800	46,046
†Haichang Ocean Park Holdings [1]	154,900	36,474
Haitian International Holdings	19,205	37,436
Minth Group	17,753	55,083
Tianneng Power International	63,400	58,138
Xtep International Holdings	99,600	41,635

Total (Cost $411,171)		415,945

DENMARK – 0.5%
†Scandinavian Tobacco Group	2,300	38,686

Total (Cost $39,906)		38,686

FINLAND – 0.4%
BasWare [1]	800	30,557

Total (Cost $37,496)		30,557

FRANCE – 2.1%
†Elis	4,700	83,794
†Groupe Crit	300	21,470
Technicolor	9,418	50,944

Total (Cost $180,898)		156,208

GEORGIA – 0.5%
†BGEO Group	1,000	36,842

Total (Cost $28,636)		36,842

GERMANY – 5.0%
ADLER Real Estate [1]	4,832	73,674
AURELIUS Equity Opportunities	1,201	70,053
†CANCOM	2,100	99,082
Hella KGaA Hueck & Co.	1,737	65,455
Takkt	2,300	52,126

Total (Cost $375,765)		360,390

HONG KONG – 6.0%
†HKBN	68,000	74,399
†Kerry Logistics Network	24,600	30,981
†Lee & Man Paper Manufacturing	95,000	73,390
Pacific Textiles Holdings	42,300	45,753
†Skyworth Digital Holdings	75,900	43,135
†Tongda Group Holdings	205,100	52,688
Value Partners Group	97,634	77,667
VST Holdings	112,100	39,182

Total (Cost $461,596)		437,195

INDIA – 2.9%
†Cholamandalam Investment and Finance	4,800	66,629
†IIFL Holdings	8,900	33,944
†Quess Corporation [1]	3,900	37,636
Thomas Cook (India)	26,000	73,361

Total (Cost $167,531)		211,570

INDONESIA – 0.6%
Selamat Sempurna	605,900	43,962

Total (Cost $52,308)		43,962

IRELAND – 2.7%
†Irish Continental Group	20,600	97,496
†Irish Residential Properties REIT	77,200	95,044

Total (Cost $206,502)		192,540

ISRAEL – 1.2%
†Sapiens International	2,500	35,850
†Sarine Technologies	40,900	50,805

Total (Cost $82,735)		86,655

ITALY – 1.1%
Banca Sistema	35,800	82,858

Total (Cost $107,071)		82,858

JAPAN – 14.6%
BML	1,300	30,933
C. Uyemura & Co.	700	30,494
†EM Systems	2,300	31,615
en-japan	1,600	28,515
GCA	4,600	32,297
†G-Tekt	1,500	29,022
†Inabata & Co.	3,400	37,385
†Itochu Techno-Solutions	1,100	28,570
Kakaku.com	1,700	28,107
Kenedix	8,700	30,864
†Kenko Mayonnaise	1,200	33,856

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 53

Schedules of Investments

Royce International Small-Cap Fund (continued)

	SHARES	VALUE

JAPAN (continued)
Kintetsu World Express	1,900	$26,286
Leopalace21	5,500	30,352
Mandom Corporation	800	34,446
†Maruwa Unyu Kikan	900	22,239
Meitec Corporation	800	30,575
Miraca Holdings	700	31,351
MISUMI Group	1,900	31,182
†Nabtesco	1,200	27,859
Nifco	700	36,845
†NS Solutions	1,900	34,087
Obara Group	600	26,718
†Open House	1,500	35,629
Outsourcing	1,000	31,093
Pressance	1,700	21,080
Relo Group	200	28,560
†Ryobi	8,300	32,522
†Sangetsu	1,900	32,880
SPARX Group	30,900	59,866
Sun Frontier Fudousan	3,700	32,547
Takara Leben	4,800	27,921
†Tokai Corporation	800	27,223
Tokai Tokyo Financial Holdings	5,200	27,586
Trancom	600	29,320

Total (Cost $1,141,043)		1,059,825

MEXICO – 2.2%
Industrias Bachoco ADR	3,283	160,933

Total (Cost $173,361)		160,933

NETHERLANDS – 0.6%
†Constellium Cl. A [1]	7,500	44,250

Total (Cost $44,789)		44,250

NEW ZEALAND – 0.5%
New Zealand Refining	20,200	36,467

Total (Cost $47,275)		36,467

NORWAY – 0.8%
†Nordic Semiconductor [1]	13,600	55,286

Total (Cost $61,020)		55,286

SOUTH AFRICA – 0.6%
Raubex Group	22,900	40,973

Total (Cost $31,209)		40,973

SOUTH KOREA – 6.3%
CJ Korea Express [1]	500	74,058
Handsome [1]	2,500	72,157
Hanssem [1]	300	49,111
†KIWOOM Securities [1]	1,700	101,072
Koh Young Technology	2,300	85,960
†Modetour Network [1]	3,100	74,262

Total (Cost $496,676)		456,620

SPAIN – 2.0%
Atento [1]	7,724	58,703
†Papeles y Cartones de Europa	15,300	84,467

Total (Cost $180,430)		143,170

SWEDEN – 4.6%
†AcadeMedia [1]	8,600	47,091
†Byggmax Group	7,800	53,862
†Dustin Group	13,600	95,423
Hoist Finance	8,200	76,175
†Indutrade	3,000	60,137

Total (Cost $345,331)		332,688

TAIWAN – 5.4%
†Egis Technology [1]	6,000	49,126
Flytech Technology	27,200	79,229
†Gourmet Master	4,300	32,602
†Posiflex Technology	6,919	37,898
†Sitronix Technology	18,000	57,042
Sporton International	15,115	79,919
Taiwan Paiho	18,600	54,758

Total (Cost $391,784)		390,574

TURKEY – 0.6%
†Soda Sanayii	28,749	43,078

Total (Cost $41,348)		43,078

UNITED ARAB EMIRATES – 1.1%
Aramex	73,085	80,809

Total (Cost $59,368)		80,809

UNITED KINGDOM – 10.7%
†Avon Rubber	4,300	55,086
Computacenter	7,400	72,539
Consort Medical	3,500	45,664
Conviviality	38,800	102,808
†dotdigital group	103,800	73,555
EMIS Group	7,209	85,699
Finsbury Food Group	35,800	52,936
†Hilton Food Group	12,700	97,269
†Micro Focus International	3,200	85,846
Pendragon	149,700	57,473
†SIG	36,400	46,330

Total (Cost $865,612)		775,205

TOTAL COMMON STOCKS

(Cost $7,264,678)		6,911,079

REPURCHASE AGREEMENT – 5.5%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$398,001 (collateralized by obligations of various U.S. Government Agencies, 1.625% due
11/15/22, valued at $408,617)

(Cost $398,000)		398,000

TOTAL INVESTMENTS – 100.7%

(Cost $7,662,678)		7,309,079

LIABILITIES LESS CASH AND OTHER ASSETS – (0.7)%		(52,600)

NET ASSETS – 100.0%		$7,256,479

54 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Low-Priced Stock Fund
Common Stocks – 96.2%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 16.6%
AUTO COMPONENTS - 2.2%
Fox Factory Holding [1,4]	87,400	$2,425,350
Stoneridge [1]	131,700	2,329,773
Unique Fabricating	139,789	2,040,919

		6,796,042

AUTOMOBILES - 0.7%
Thor Industries	21,803	2,181,390

DISTRIBUTORS - 0.3%
Fenix Parts [1,4]	353,364	996,486

HOTELS, RESTAURANTS & LEISURE - 0.8%
Century Casinos [1]	320,000	2,633,600

HOUSEHOLD DURABLES - 0.5%
TRI Pointe Group [1]	143,700	1,649,676

LEISURE PRODUCTS - 2.0%
American Outdoor Brands [1,4]	80,300	1,692,724
MCBC Holdings	181,400	2,644,812
Nautilus [1]	114,113	2,111,091

		6,448,627

MEDIA - 0.9%
Harte-Hanks	653,400	986,634
New Media Investment Group	109,300	1,747,707

		2,734,341

MULTILINE RETAIL - 0.5%
J.C. Penney Company [1,4]	185,000	1,537,350

SPECIALTY RETAIL - 8.1%
American Eagle Outfitters	189,600	2,876,232
Ascena Retail Group [1]	289,000	1,788,910
Buckle (The)	84,275	1,921,470
Build-A-Bear Workshop [1,4]	155,000	2,131,250
Cato Corporation (The) Cl. A	59,850	1,800,288
Chico’s FAS	209,300	3,011,827
†Express [1]	160,000	1,721,600
Guess?	140,000	1,694,000
Kirkland’s [1]	111,600	1,730,916
Shoe Carnival	65,000	1,753,700
Stein Mart	376,500	2,063,220
TravelCenters of America LLC [1]	156,900	1,113,990
West Marine [1]	220,493	2,308,562

		25,915,965

TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Vera Bradley [1]	167,500	1,963,100

Total (Cost $48,849,751)		52,856,577

CONSUMER STAPLES – 1.0%
FOOD PRODUCTS - 1.0%
Inventure Foods [1,4]	120,000	1,182,000
Landec Corporation [1]	142,500	1,966,500

Total (Cost $2,617,164)		3,148,500

ENERGY – 7.7%
ENERGY EQUIPMENT & SERVICES - 5.6%
Gulf Island Fabrication	182,900	2,176,510
Newpark Resources [1]	316,100	2,370,750
Pason Systems	178,150	2,605,941
Profire Energy [1,4]	1,293,900	1,785,582
Tesco Corporation [1]	269,816	2,225,982
TGS-NOPEC Geophysical	92,000	2,040,337
Total Energy Services	218,100	2,368,374
Unit Corporation [1,4]	86,300	2,318,881

		17,892,357

OIL, GAS & CONSUMABLE FUELS - 2.1%
Ardmore Shipping	354,700	2,624,780
Panhandle Oil and Gas Cl. A	80,900	1,905,195
Synergy Resources [1,4]	238,500	2,125,035

		6,655,010

Total (Cost $18,180,979)		24,547,367

FINANCIALS – 11.7%
BANKS - 2.9%
Blue Hills Bancorp	119,300	2,236,875
Boston Private Financial Holdings	120,500	1,994,275
†Brookline Bancorp	107,600	1,764,640
†HarborOne Bancorp [1,4]	53,100	1,026,954
Park Sterling	217,900	2,351,141

		9,373,885

CAPITAL MARKETS - 6.1%
†Ares Management L.P.	95,000	1,824,000
Ashmore Group	465,363	1,623,804
Dundee Corporation Cl. A [1]	327,800	1,452,657
Federated Investors Cl. B	71,900	2,033,332
Jupiter Fund Management	255,349	1,391,451
Medley Management Cl. A	159,998	1,583,980
Newtek Business Services	123,000	1,955,700
Silvercrest Asset Management Group Cl. A	182,500	2,399,875
Sprott	1,254,400	2,345,022
Value Partners Group	3,015,100	2,398,483
ZAIS Group Holdings Cl. A [1,4]	265,800	390,726

		19,399,030

INSURANCE - 0.7%
MBIA [1]	224,500	2,402,150

THRIFTS & MORTGAGE FINANCE - 2.0%
Beneficial Bancorp	108,700	2,000,080
Clifton Bancorp	135,000	2,284,200
Kearny Financial	125,800	1,956,190

		6,240,470

Total (Cost $32,582,900)		37,415,535

HEALTH CARE – 5.6%
BIOTECHNOLOGY - 1.6%
Progenics Pharmaceuticals [1]	305,174	2,636,703
Zealand Pharma [1,4]	175,300	2,639,431

		5,276,134

HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
†AtriCure [1]	108,100	2,115,517
CryoLife [1]	125,100	2,395,665

		4,511,182

HEALTH CARE PROVIDERS & SERVICES - 0.4%
Nobilis Health [1,4]	597,800	1,255,380

HEALTH CARE TECHNOLOGY - 0.7%
Allscripts Healthcare Solutions [1]	205,300	2,096,113

LIFE SCIENCES TOOLS & SERVICES - 0.5%
Harvard Bioscience [1]	575,200	1,754,360

PHARMACEUTICALS - 1.0%
BioDelivery Sciences International [1]	190,600	333,550

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 55

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS (continued)
Lipocine [1,4]	334,500	$1,230,960
Medicines Company (The) [1]	45,232	1,535,174

		3,099,684

Total (Cost $15,209,313)		17,992,853

INDUSTRIALS – 18.4%
AEROSPACE & DEFENSE - 2.0%
CPI Aerostructures [1]	248,166	2,295,536
Kratos Defense & Security Solutions [1]	310,200	2,295,480
Wesco Aircraft Holdings [1]	116,600	1,743,170

		6,334,186

COMMERCIAL SERVICES & SUPPLIES - 2.5%
Atento [1]	180,600	1,372,560
Heritage-Crystal Clean [1]	108,700	1,706,590
Hudson Technologies [1]	297,013	2,379,074
Steelcase Cl. A	136,700	2,446,930

		7,905,154

CONSTRUCTION & ENGINEERING - 2.1%
Ameresco Cl. A [1]	375,500	2,065,250
IES Holdings [1]	109,800	2,102,670
KBR	155,000	2,586,950

		6,754,870

ELECTRICAL EQUIPMENT - 0.8%
LSI Industries	271,800	2,647,332

INDUSTRIAL CONGLOMERATES - 0.8%
†Raven Industries	98,600	2,484,720

MACHINERY - 2.7%
Mueller Water Products Cl. A	172,500	2,295,975
Porvair	402,000	2,156,552
†Trinity Industries	75,000	2,082,000
Wabash National [1]	140,000	2,214,800

		8,749,327

MARINE - 0.9%
Clarkson	103,408	2,769,030

PROFESSIONAL SERVICES - 5.9%
Acacia Research [1]	229,405	1,491,133
Heidrick & Struggles International	116,740	2,819,271
Kforce	98,774	2,281,679
Korn/Ferry International	107,840	3,173,731
Navigant Consulting [1]	86,023	2,252,082
Resources Connection	123,500	2,377,375
RPX Corporation [1]	188,900	2,040,120
TrueBlue [1]	91,794	2,262,722

		18,698,113

ROAD & RAIL - 0.7%
Werner Enterprises	85,000	2,290,750

Total (Cost $47,648,795)		58,633,482

INFORMATION TECHNOLOGY – 23.4%
COMMUNICATIONS EQUIPMENT - 1.5%
Harmonic [1,4]	310,000	1,550,000
Infinera Corporation [1,4]	177,200	1,504,428
Ixia [1]	101,200	1,629,320

		4,683,748

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.8%
AVX Corporation	143,878	2,248,813
Electro Scientific Industries [1]	160,000	947,200
†LightPath Technologies Cl. A [1,4]	575,000	885,500
Neonode [1,4]	560,500	1,031,320
Novanta [1]	110,400	2,318,400
Orbotech [1]	83,400	2,786,394
†PC Connection	79,500	2,233,155
TTM Technologies [1]	141,458	1,928,073
Vishay Intertechnology	139,150	2,254,230
†Vishay Precision Group [1]	105,000	1,984,500

		18,617,585

INTERNET SOFTWARE & SERVICES - 3.2%
Amber Road [1]	177,000	1,607,160
Carbonite [1]	123,100	2,018,840
EarthLink Holdings	277,700	1,566,228
Intralinks Holdings [1]	169,200	2,287,584
QuinStreet [1]	725,642	2,728,414

		10,208,226

IT SERVICES - 0.1%
Computer Task Group	96,800	407,528

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.7%
Brooks Automation	129,582	2,211,965
Cirrus Logic [1]	55,100	3,115,354
†Cypress Semiconductor	147,000	1,681,680
FormFactor [1]	200,000	2,240,000
Inphi Corporation [1,4]	45,900	2,048,058
IXYS Corporation	205,000	2,439,500
Lam Research	26,300	2,780,699
MKS Instruments	39,427	2,341,964
Nanometrics [1]	92,892	2,327,873
PDF Solutions [1]	89,300	2,013,715
Photronics [1]	270,700	3,058,910
Rudolph Technologies [1]	99,800	2,330,330
Sigma Designs [1,4]	198,000	1,188,000
Teradyne	83,275	2,115,185
Xcerra Corporation [1]	296,400	2,264,496

		34,157,729

SOFTWARE - 1.3%
Computer Modelling Group	210,900	1,430,975
Rubicon Project [1]	192,400	1,427,608
SeaChange International [1]	481,575	1,107,623

		3,966,206

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Super Micro Computer [1]	94,600	2,653,530

Total (Cost $53,143,380)		74,694,552

MATERIALS – 4.9%
CHEMICALS - 2.1%
BioAmber [1,4]	348,600	1,917,300
Trecora Resources [1]	203,200	2,814,320
Victrex	80,000	1,896,141

		6,627,761

METALS & MINING - 2.8%
Alamos Gold Cl. A	242,800	1,674,545
†Commercial Metals	95,000	2,069,100
Ferroglobe	205,763	2,228,413
Ferroglobe (Warranty Insurance Trust) [1,5]	205,763	0
Orocobre [1]	500,000	1,627,210
56 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING (continued)
Pretium Resources [1]	161,200	$1,335,079

		8,934,347

Total (Cost $14,532,702)		15,562,108

REAL ESTATE – 1.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
AV Homes [1,4]	177,600	2,806,080
Kennedy-Wilson Holdings	84,460	1,731,430

Total (Cost $3,137,355)		4,537,510

TELECOMMUNICATION SERVICES – 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
ORBCOMM [1]	214,200	1,771,434

Total (Cost $1,397,416)		1,771,434

MISCELLANEOUS[2] – 5.0%

Total (Cost $14,763,557)		15,953,058

TOTAL COMMON STOCKS

(Cost $252,063,312)		307,112,976

REPURCHASE AGREEMENT – 4.6%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$14,544,048 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $14,837,691)

(Cost $14,544,000)		14,544,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.4%
U.S. Treasury Bills
due 1/5/17-12/7/17	$1,486,158	1,486,093
U.S. Treasury Bonds
0.75%-8.125%
due 8/15/19-2/15/46	199,046	198,918
U.S. Treasury Notes
0.125%-4.75%
due 1/15/17-7/15/26	2,155,354	2,162,596
U.S. Treasury Notes - Floating Rate
due 7/31/17-4/30/18	1,388	1,388
U.S. Treasury Strips-Interest
due 11/15/25	22	22
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.3947%)		10,342,750

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $14,191,767)		14,191,767

TOTAL INVESTMENTS – 105.2%

(Cost $280,799,079)		335,848,743

LIABILITIES LESS CASH AND OTHER ASSETS – (5.2)%		(16,658,744)

NET ASSETS – 100.0%		$319,189,999

Royce Micro-Cap Fund
Common Stocks – 91.9%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.1%
AUTO COMPONENTS - 4.0%
Fox Factory Holding [1]	66,400	$1,842,600
LCI Industries	14,078	1,516,905
Standard Motor Products	31,300	1,665,786
Stoneridge [1]	85,800	1,517,802
Superior Industries International	62,100	1,636,335
Unique Fabricating	103,800	1,515,480

		9,694,908

DISTRIBUTORS - 0.3%
Fenix Parts [1]	253,300	714,306

DIVERSIFIED CONSUMER SERVICES - 0.7%
Capella Education	19,951	1,751,698

HOTELS, RESTAURANTS & LEISURE - 0.5%
†Del Taco Restaurants [1]	83,600	1,180,432

HOUSEHOLD DURABLES - 0.6%
Cavco Industries [1]	15,510	1,548,673

LEISURE PRODUCTS - 1.2%
American Outdoor Brands [1,4]	51,165	1,078,558
MCBC Holdings	121,000	1,764,180

		2,842,738

MEDIA - 0.6%
New Media Investment Group	95,500	1,527,045

SPECIALTY RETAIL - 5.0%
Buckle (The)	39,675	904,590
Build-A-Bear Workshop [1]	117,500	1,615,625
Cato Corporation (The) Cl. A	30,450	915,936
Citi Trends	104,724	1,973,000
†Haverty Furniture	72,100	1,708,770
Kirkland’s [1]	118,340	1,835,454
Shoe Carnival	61,211	1,651,473
Stein Mart	286,834	1,571,850

		12,176,698

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Culp	38,474	1,429,309
Vera Bradley [1]	127,300	1,491,956

		2,921,265

Total (Cost $24,595,634)		34,357,763

CONSUMER STAPLES – 0.9%
FOOD PRODUCTS - 0.9%
†John B. Sanfilippo & Son	20,100	1,414,839
Waterloo Investment Holdings [1,5]	2,760,860	828,258

Total (Cost $1,575,280)		2,243,097

ENERGY – 5.3%
ENERGY EQUIPMENT & SERVICES - 4.0%
Gulf Island Fabrication	138,318	1,645,984
Natural Gas Services Group [1]	55,387	1,780,692
Newpark Resources [1]	225,200	1,689,000
Profire Energy [1]	968,312	1,336,271
Tesco Corporation [1]	205,300	1,693,725
Total Energy Services	155,400	1,687,507

		9,833,179

OIL, GAS & CONSUMABLE FUELS - 1.3%
Ardmore Shipping	265,675	1,965,995

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 57

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
Panhandle Oil and Gas Cl. A	51,600	$1,215,180

		3,181,175

Total (Cost $11,515,454)		13,014,354

FINANCIALS – 11.8%
BANKS - 3.2%
Blue Hills Bancorp	76,800	1,440,000
†Brookline Bancorp	90,200	1,479,280
Caribbean Investment Holdings [1]	1,858,170	217,551
County Bancorp	55,800	1,504,926
Park Sterling	166,100	1,792,219
TriState Capital Holdings [1]	57,057	1,260,960

		7,694,936

CAPITAL MARKETS - 4.0%
†Canaccord Genuity Group [1]	444,500	1,579,164
FBR & Co.	62,842	816,946
GAIN Capital Holdings	223,200	1,468,656
Gluskin Sheff + Associates	122,400	1,589,883
Newtek Business Services	78,149	1,242,569
Silvercrest Asset Management Group Cl. A	133,300	1,752,895
Westwood Holdings Group	20,072	1,204,119

		9,654,232

INSURANCE - 1.1%
Atlas Financial Holdings [1]	98,400	1,776,120
Blue Capital Reinsurance Holdings	51,300	946,485

		2,722,605

THRIFTS & MORTGAGE FINANCE - 3.5%
Beneficial Bancorp	83,000	1,527,200
Clifton Bancorp	101,200	1,712,304
†Federal Agricultural Mortgage	23,300	1,334,391
HomeStreet [1]	37,800	1,194,480
Meridian Bancorp	79,300	1,498,770
Western New England Bancorp	149,700	1,399,695

		8,666,840

Total (Cost $23,756,156)		28,738,613

HEALTH CARE – 7.8%
BIOTECHNOLOGY - 2.2%
BioSpecifics Technologies [1]	24,100	1,342,370
Dynavax Technologies [1,4]	61,300	242,135
Progenics Pharmaceuticals [1]	193,600	1,672,704
Zealand Pharma [1,4]	133,600	2,011,568

		5,268,777

HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
AtriCure [1]	82,000	1,604,740
CryoLife [1]	90,555	1,734,128
Novadaq Technologies [1,4]	93,421	662,355
Orthofix International [1]	28,800	1,041,984
Surmodics [1]	42,522	1,080,059

		6,123,266

HEALTH CARE PROVIDERS & SERVICES - 1.2%
Aceto Corporation	33,900	744,783
Landauer	22,300	1,072,630
Nobilis Health [1,4]	469,500	985,950

		2,803,363

LIFE SCIENCES TOOLS & SERVICES - 0.6%
Harvard Bioscience [1]	501,779	1,530,426

PHARMACEUTICALS - 1.3%
Agile Therapeutics [1]	129,582	738,617
BioDelivery Sciences International [1,4]	191,900	335,825
†Corium International [1,4]	93,964	381,494
Intersect ENT [1]	68,700	831,270
Lipocine [1,4]	255,300	939,504
Synergetics USA (Rights) [1,5]	196,684	37,370

		3,264,080

Total (Cost $19,623,270)		18,989,912

INDUSTRIALS – 20.8%
AEROSPACE & DEFENSE - 1.4%
†Astronics Corporation [1]	42,100	1,424,664
†Astronics Corporation Cl. B [1,3]	5,640	189,786
CPI Aerostructures [1]	197,418	1,826,117

		3,440,567

COMMERCIAL SERVICES & SUPPLIES - 1.9%
Heritage-Crystal Clean [1]	82,974	1,302,692
Hudson Technologies [1]	226,504	1,814,297
Viad Corporation	32,800	1,446,480

		4,563,469

CONSTRUCTION & ENGINEERING - 0.7%
Northwest Pipe [1]	103,200	1,777,104

ELECTRICAL EQUIPMENT - 1.7%
†Encore Wire	30,400	1,317,840
LSI Industries	192,936	1,879,197
†Revolution Lighting Technologies [1,4]	189,000	1,039,500

		4,236,537

INDUSTRIAL CONGLOMERATES - 0.7%
Raven Industries	70,100	1,766,520
MACHINERY - 8.8%
†Alimak Group	127,600	1,809,338
CIRCOR International	25,959	1,684,220
†Columbus McKinnon	27,900	754,416
FreightCar America	80,709	1,204,985
†Global Brass and Copper Holdings	59,700	2,047,710
Graham Corporation	79,988	1,771,734
†Greenbrier Companies (The)	34,500	1,433,475
Kadant	24,376	1,491,811
†Kornit Digital [1,4]	121,000	1,530,650
Lindsay Corporation	20,100	1,499,661
Lydall [1]	28,000	1,731,800
RBC Bearings [1]	16,369	1,519,207
Sun Hydraulics	41,400	1,654,758
Tennant Company	17,200	1,224,640

		21,358,405

MARINE - 0.8%
Clarkson	73,100	1,957,451

PROFESSIONAL SERVICES - 4.1%
CRA International	35,383	1,295,017
GP Strategies [1]	63,218	1,808,035
Heidrick & Struggles International	69,300	1,673,595
Kforce	75,358	1,740,770
Navigant Consulting [1]	65,600	1,717,408
Resources Connection	94,152	1,812,426

		10,047,251

58 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ROAD & RAIL - 0.7%
Marten Transport	68,733	$1,601,479

Total (Cost $35,750,351)		50,748,783

INFORMATION TECHNOLOGY – 20.5%
COMMUNICATIONS EQUIPMENT - 0.6%
†EMCORE Corporation	172,400	1,499,880

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.4%
CUI Global [1]	238,874	1,655,397
ePlus [1]	22,667	2,611,238
Fabrinet [1]	37,749	1,521,285
Mesa Laboratories	9,700	1,190,675
Neonode [1,4]	651,996	1,199,673
Netlist [1,4]	512,900	523,158
Novanta [1]	71,842	1,508,682
Orbotech [1]	59,200	1,977,872
PC Connection	82,100	2,306,189
Rogers Corporation [1]	19,200	1,474,752
Vishay Precision Group [1]	107,900	2,039,310

		18,008,231

INTERNET SOFTWARE & SERVICES - 1.5%
Intralinks Holdings [1]	129,000	1,744,080
QuinStreet [1]	480,708	1,807,462

		3,551,542

IT SERVICES - 1.0%
Cass Information Systems	23,800	1,750,966
Computer Task Group	194,810	820,150

		2,571,116

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.6%
Brooks Automation	98,900	1,688,223
Nanometrics [1]	71,000	1,779,260
NeoPhotonics Corporation [1]	138,800	1,500,428
PDF Solutions [1]	65,200	1,470,260
Photronics [1]	205,900	2,326,670
Rudolph Technologies [1]	76,051	1,775,791
Sigma Designs [1]	108,000	648,000
Silicon Motion Technology ADR	39,200	1,665,216
Ultra Clean Holdings [1]	174,800	1,695,560
Xcerra Corporation [1]	209,361	1,599,518

		16,148,926

SOFTWARE - 2.8%
Attunity [1,4]	153,000	918,000
Computer Modelling Group	149,400	1,013,692
QAD Cl. A	62,200	1,890,880
Rubicon Project [1]	179,200	1,329,664
SeaChange International [1]	309,107	710,946
Zix Corporation [1]	175,000	864,500

		6,727,682

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
Super Micro Computer [1]	51,246	1,437,450

Total (Cost $42,159,441)		49,944,827

MATERIALS – 3.7%
CHEMICALS - 2.6%
BioAmber [1,4]	250,512	1,377,816
FutureFuel Corporation	100,100	1,391,390
Quaker Chemical	13,360	1,709,279
Trecora Resources [1]	138,300	1,915,455

		6,393,940

METALS & MINING - 1.1%
Haynes International	26,230	1,127,628
McEwen Mining	215,804	627,989
Richmont Mines [1,4]	119,300	775,450

		2,531,067

Total (Cost $7,613,100)		8,925,007

REAL ESTATE – 1.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.8%
AV Homes [1]	124,650	1,969,470
FRP Holdings [1]	20,575	775,678
†Marcus & Millichap [1]	57,300	1,531,056

Total (Cost $3,397,348)		4,276,204

TELECOMMUNICATION SERVICES – 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
ORBCOMM [1]	162,800	1,346,356

Total (Cost $1,069,928)		1,346,356

MISCELLANEOUS[2] – 4.7%

Total (Cost $10,029,351)		11,394,349

TOTAL COMMON STOCKS

(Cost $181,085,313)		223,979,265

REPURCHASE AGREEMENT – 8.7%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$21,137,070 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $21,561,330)

(Cost $21,137,000)		21,137,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.9%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.3947%)

(Cost $7,076,975)		7,076,975

TOTAL INVESTMENTS – 103.5%

(Cost $209,299,288)		252,193,240

LIABILITIES LESS CASH AND OTHER ASSETS – (3.5)%		(8,497,604)

NET ASSETS – 100.0%		$243,695,636

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 59

Schedules of Investments

Royce Micro-Cap Opportunity Fund
Common Stocks – 94.8%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 10.9%
AUTO COMPONENTS - 2.0%
Spartan Motors	100,055	$925,508

HOTELS, RESTAURANTS & LEISURE - 2.1%
Belmond Cl. A [1]	23,000	307,050
†Red Robin Gourmet Burgers [1]	11,752	662,813

		969,863

HOUSEHOLD DURABLES - 4.7%
Beazer Homes USA [1]	65,000	864,500
Dixie Group [1]	21,872	78,739
Installed Building Products [1]	3,029	125,098
M.D.C. Holdings	15,750	404,145
New Home [1]	60,210	705,059

		2,177,541

MEDIA - 0.6%
McClatchy Company (The) Cl. A [1]	20,006	263,679

SPECIALTY RETAIL - 1.5%
Guess?	13,500	163,350
TravelCenters of America LLC [1]	72,599	515,453

		678,803

Total (Cost $4,693,218)		5,015,394

CONSUMER STAPLES – 0.6%
FOOD PRODUCTS - 0.6%
Landec Corporation [1]	21,511	296,852

Total (Cost $237,765)		296,852

ENERGY – 3.6%
ENERGY EQUIPMENT & SERVICES - 2.3%
Helix Energy Solutions Group [1]	58,083	512,292
Newpark Resources [1]	75,000	562,500

		1,074,792

OIL, GAS & CONSUMABLE FUELS - 1.3%
Pengrowth Energy [1]	335,000	475,700
StealthGas [1]	30,100	101,738

		577,438

Total (Cost $1,383,596)		1,652,230

FINANCIALS – 8.1%
BANKS - 4.2%
†Fidelity Southern	18,764	444,144
†Old Line Bancshares	17,000	407,660
State Bank Financial	27,500	738,650
TriState Capital Holdings [1]	15,641	345,666

		1,936,120

INSURANCE - 1.1%
†eHealth [1]	12,057	128,407
James River Group Holdings	9,006	374,199

		502,606

THRIFTS & MORTGAGE FINANCE - 2.8%
BofI Holding [1]	19,500	556,725
NMI Holdings Cl. A [1]	71,550	762,008

		1,318,733

Total (Cost $2,636,674)		3,757,459

HEALTH CARE – 16.6%
BIOTECHNOLOGY - 0.8%
CareDx [1]	128,431	346,764

HEALTH CARE EQUIPMENT & SUPPLIES - 3.9%
Accuray [1]	105,000	483,000
Derma Sciences [1]	55,841	290,373
Exactech [1]	24,055	656,701
Trinity Biotech ADR Cl. A [1]	50,000	346,000

		1,776,074

HEALTH CARE PROVIDERS & SERVICES - 6.9%
Alliance HealthCare Services [1]	30,073	288,701
Civitas Solutions [1]	34,490	686,351
†Community Health Systems [1]	77,500	433,225
†Cross Country Healthcare [1]	42,000	655,620
Kindred Healthcare	65,000	510,250
†Surgery Partners [1]	37,000	586,450

		3,160,597

HEALTH CARE TECHNOLOGY - 1.4%
†Castlight Health Cl. B [1]	134,521	665,879

LIFE SCIENCES TOOLS & SERVICES - 1.7%
†Albany Molecular Research [1]	42,800	802,928

PHARMACEUTICALS - 1.9%
†Sucampo Pharmaceuticals Cl. A [1]	66,069	895,235

Total (Cost $7,693,176)		7,647,477

INDUSTRIALS – 19.3%
AEROSPACE & DEFENSE - 4.4%
Aerojet Rocketdyne Holdings [1]	11,546	207,251
†Ducommun [1]	17,013	434,852
†KEYW Holding Corporation [1]	56,045	660,771
Kratos Defense & Security Solutions [1]	100,011	740,081

		2,042,955

AIR FREIGHT & LOGISTICS - 1.5%
Atlas Air Worldwide Holdings [1]	13,000	677,950

BUILDING PRODUCTS - 1.2%
Builders FirstSource [1]	24,000	263,280
PGT Innovations [1]	26,000	297,700

		560,980

COMMERCIAL SERVICES & SUPPLIES - 0.9%
TRC Companies [1]	39,018	413,591

CONSTRUCTION & ENGINEERING - 2.6%
Great Lakes Dredge & Dock [1]	75,874	318,671
†Layne Christensen [1]	42,000	456,540
Northwest Pipe [1]	25,200	433,944

		1,209,155

ELECTRICAL EQUIPMENT - 3.0%
Encore Wire	5,000	216,750
General Cable	30,900	588,645
Power Solutions International [1]	73,000	547,500

		1,352,895

MACHINERY - 4.3%
†FreightCar America	52,400	782,332
†Gencor Industries [1]	60,363	947,699
Hyster-Yale Materials Handling Cl. A	4,000	255,080

		1,985,111

MARINE - 0.3%
Diana Shipping [1]	50,000	151,000

ROAD & RAIL - 1.1%
†Celadon Group	68,000	486,200

Total (Cost $7,561,724)		8,879,837

60 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Micro-Cap Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY – 24.8%
COMMUNICATIONS EQUIPMENT - 2.7%
Applied Optoelectronics [1]	10,500	$246,120
Aviat Networks [1]	7,525	104,447
Comtech Telecommunications	28,215	334,348
EMCORE Corporation	35,000	304,500
Oclaro [1]	27,000	241,650

		1,231,065

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.4%
Electro Scientific Industries [1]	28,516	168,815
KEMET Corporation [1]	147,000	974,610
PCM [1]	31,588	710,730
TTM Technologies [1]	14,000	190,820

		2,044,975

INTERNET SOFTWARE & SERVICES - 5.0%
Amber Road [1]	93,181	846,084
Angie’s List [1]	34,045	280,190
EarthLink Holdings	65,000	366,600
Limelight Networks [1]	95,014	239,435
MINDBODY Cl. A [1]	14,051	299,286
Tremor Video [1]	114,692	285,583

		2,317,178

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.1%
Alpha & Omega Semiconductor [1]	26,194	557,146
Exar Corporation [1]	27,500	296,450
FormFactor [1]	70,340	787,808
Inphi Corporation [1]	10,000	446,200
Kopin Corporation [1]	105,096	298,473
Nanometrics [1]	30,538	765,282
Rudolph Technologies [1]	18,503	432,045
Sigma Designs [1]	23,356	140,136

		3,723,540

SOFTWARE - 2.2%
A10 Networks [1]	28,797	239,303
Bottomline Technologies [1]	16,064	401,921
Datawatch Corporation [1]	72,063	396,347

		1,037,571

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.4%
Intevac [1]	35,220	301,131
†Nimble Storage [1]	100,000	792,000

		1,093,131

Total (Cost $8,076,189)		11,447,460

MATERIALS – 7.1%
CHEMICALS - 3.7%
Calgon Carbon	28,600	486,200
Ferro Corporation [1]	20,000	286,600
Intrepid Potash [1]	60,000	124,800
Kraton Corporation [1]	28,000	797,440

		1,695,040

CONSTRUCTION MATERIALS - 1.3%
U.S. Concrete [1]	9,500	622,250

METALS & MINING - 0.8%
Haynes International	8,100	348,219

PAPER & FOREST PRODUCTS - 1.3%
†Boise Cascade [1]	27,500	618,750

Total (Cost $2,667,097)		3,284,259

REAL ESTATE – 0.7%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
RAIT Financial Trust	94,502	317,527

Total (Cost $297,817)		317,527

MISCELLANEOUS[2] – 3.1%

Total (Cost $1,531,805)		1,442,977

TOTAL COMMON STOCKS

(Cost $36,779,061)		43,741,472

REPURCHASE AGREEMENT – 5.7%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$2,609,009 (collateralized by obligations of various U.S. Government Agencies, 2.25% due
11/15/24, valued at $2,661,647)

(Cost $2,609,000)		2,609,000

TOTAL INVESTMENTS – 100.5%

(Cost $39,388,061)		46,350,472

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(220,663)

NET ASSETS – 100.0%		$46,129,809

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 61

Schedules of Investments

Royce Opportunity Fund
Common Stocks – 93.1%

	SHARES	VALUE

CONSUMER DISCRETIONARY– 13.7%
AUTO COMPONENTS - 3.0%
Dana	746,736	$14,173,049
Spartan Motors	961,256	8,891,618
Tower International	562,354	15,942,736
VOXX International Cl. A [1,6]	1,283,078	6,030,467

		45,037,870

AUTOMOBILES - 0.4%
Winnebago Industries	172,077	5,446,237

DIVERSIFIED CONSUMER SERVICES - 0.5%
Houghton Mifflin Harcourt [1]	631,700	6,853,945

HOTELS, RESTAURANTS & LEISURE - 1.0%
Belmond Cl. A [1]	675,019	9,011,504
Carrols Restaurant Group [1]	120,605	1,839,226
Ignite Restaurant Group [1,4]	667,002	360,181
Ruby Tuesday [1]	1,063,731	3,435,851

		14,646,762

HOUSEHOLD DURABLES - 2.0%
Beazer Homes USA [1]	696,879	9,268,491
Dixie Group [1,6]	839,935	3,023,766
M.D.C. Holdings	139,632	3,582,957
M/I Homes [1]	243,300	6,126,294
TRI Pointe Group [1]	175,772	2,017,863
William Lyon Homes Cl. A [1,4]	279,341	5,315,859

		29,335,230

INTERNET & DIRECT MARKETING RETAIL - 0.0%
EVINE Live [1]	413,393	620,089

LEISURE PRODUCTS - 0.2%
Black Diamond [1]	524,482	2,805,979

MEDIA - 1.2%
Ballantyne Strong [1]	586,737	4,693,896
Entravision Communications Cl. A	651,100	4,557,700
McClatchy Company (The) Cl. A [1,4]	337,705	4,450,952
New York Times Cl. A	326,399	4,341,106

		18,043,654

MULTILINE RETAIL - 0.4%
Bon-Ton Stores (The) [1,4]	312,296	459,075
J.C. Penney Company [1,4]	726,141	6,034,232

		6,493,307

SPECIALTY RETAIL - 3.8%
American Eagle Outfitters	299,200	4,538,864
Ascena Retail Group [1]	787,397	4,873,987
bebe stores [1,4]	163,005	829,695
Caleres	63,200	2,074,224
Chico’s FAS	266,900	3,840,691
Conn’s [1,4]	158,436	2,004,215
DSW Cl. A	304,900	6,905,985
Guess?	328,800	3,978,480
Lumber Liquidators Holdings [1,4]	265,620	4,180,859
New York & Company [1]	281,317	638,590
Rent-A-Center	363,718	4,091,828
†RH [1,4]	196,200	6,023,340
Sears Hometown and Outlet Stores [1,4]	120,497	566,336
TravelCenters of America LLC [1]	838,614	5,954,159
West Marine [1]	552,921	5,789,083

		56,290,336

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Skechers U.S.A. Cl. A [1]	273,964	6,734,035
Unifi [1]	224,767	7,334,147
Vince Holding [1,4]	772,931	3,130,371

		17,198,553

Total (Cost $204,800,837)		202,771,962

CONSUMER STAPLES – 1.4%
FOOD & STAPLES RETAILING - 0.4%
†Natural Grocers by Vitamin Cottage [1,4]	218,600	2,599,154
SUPERVALU [1]	679,400	3,172,798

		5,771,952

FOOD PRODUCTS - 0.8%
Inventure Foods [1,4]	215,702	2,124,665
Landec Corporation [1]	427,602	5,900,908
SunOpta [1]	608,190	4,287,739

		12,313,312

HOUSEHOLD PRODUCTS - 0.2%
Central Garden & Pet [1]	84,848	2,807,620

Total (Cost $17,912,462)		20,892,884

ENERGY – 3.3%
ENERGY EQUIPMENT & SERVICES - 1.8%
Basic Energy Services [1]	101,110	3,574,238
Matrix Service [1]	326,608	7,414,002
Newpark Resources [1]	1,233,531	9,251,483
Patterson-UTI Energy	139,900	3,766,108
Willbros Group [1]	882,109	2,858,033

		26,863,864

OIL, GAS & CONSUMABLE FUELS - 1.5%
Ardmore Shipping	160,700	1,189,180
†Bill Barrett [1]	430,000	3,005,700
†Dorian LPG [1,4]	264,700	2,173,187
†Gener8 Maritime [1]	527,700	2,364,096
Matador Resources [1,4]	93,800	2,416,288
Pengrowth Energy [1]	2,443,400	3,469,628
Scorpio Tankers	771,926	3,496,825
StealthGas [1]	979,521	3,310,781

		21,425,685

Total (Cost $61,301,800)		48,289,549

FINANCIALS – 6.5%
BANKS - 3.0%
BancorpSouth	99,600	3,092,580
Boston Private Financial Holdings	489,646	8,103,641
Brookline Bancorp	50,400	826,560
CenterState Banks	219,241	5,518,296
Fidelity Southern	96,740	2,289,836
Guaranty Bancorp	205,260	4,967,292
Southern National Bancorp of Virginia	147,915	2,416,931
State Bank Financial	400,059	10,745,585
Umpqua Holdings	317,700	5,966,406

		43,927,127

CONSUMER FINANCE - 0.6%
Enova International [1]	766,695	9,622,022

INSURANCE - 1.6%
Ambac Financial Group [1]	189,446	4,262,535
Aspen Insurance Holdings	79,700	4,383,500
Assured Guaranty	89,400	3,376,638

62 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Opportunity Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE (continued)
MBIA [1]	1,045,976	$11,191,943

		23,214,616

INVESTMENT COMPANIES - 0.2%
BlackRock Resources & Commodities
Strategy Trust	307,300	2,541,371

THRIFTS & MORTGAGE FINANCE - 1.1%
BofI Holding [1,4]	181,600	5,184,680
MGIC Investment [1]	377,785	3,849,629
PHH Corporation [1]	20,500	310,780
Radian Group	210,000	3,775,800
Walker & Dunlop [1]	124,537	3,885,555

		17,006,444

Total (Cost $64,546,380)		96,311,580

HEALTH CARE– 4.5%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
Accuray [1]	608,500	2,799,100
Analogic Corporation	70,738	5,867,717
AngioDynamics [1]	443,641	7,484,224
Invacare Corporation	616,825	8,049,566
RTI Surgical [1]	458,155	1,489,004

		25,689,611

HEALTH CARE PROVIDERS & SERVICES - 0.9%
Brookdale Senior Living [1]	407,060	5,055,685
Healthways [1]	247,434	5,629,123
Kindred Healthcare	379,650	2,980,253

		13,665,061

HEALTH CARE TECHNOLOGY - 0.6%
Allscripts Healthcare Solutions [1]	912,236	9,313,930

LIFE SCIENCES TOOLS & SERVICES - 0.9%
Albany Molecular Research [1,4]	704,304	13,212,743

PHARMACEUTICALS - 0.3%
†Sucampo Pharmaceuticals Cl. A [1,4]	311,497	4,220,784

Total (Cost $55,680,762)		66,102,129

INDUSTRIALS – 23.1%
AEROSPACE & DEFENSE - 3.6%
Aerojet Rocketdyne Holdings [1]	378,040	6,785,818
KEYW Holding Corporation [1,4]	397,635	4,688,117
Kratos Defense & Security Solutions [1]	1,645,224	12,174,657
LMI Aerospace [1,6]	831,730	7,169,513
Mercury Systems [1]	345,291	10,434,694
Wesco Aircraft Holdings [1]	807,100	12,066,145

		53,318,944

AIR FREIGHT & LOGISTICS - 0.5%
Atlas Air Worldwide Holdings [1]	130,600	6,810,790

BUILDING PRODUCTS - 3.5%
Builders FirstSource [1,4]	298,094	3,270,091
Griffon Corporation	333,500	8,737,700
Insteel Industries	195,868	6,980,736
NCI Building Systems [1]	742,300	11,616,995
PGT Innovations [1]	670,083	7,672,450
Ply Gem Holdings [1]	344,392	5,596,370
Quanex Building Products	424,586	8,619,096

		52,493,438

COMMERCIAL SERVICES & SUPPLIES - 3.3%
ABM Industries	118,900	4,855,876
Herman Miller	247,200	8,454,240
Interface	663,916	12,315,642
Kimball International Cl. B	154,850	2,719,166
Steelcase Cl. A	359,642	6,437,592
TRC Companies [1]	1,275,645	13,521,837

		48,304,353

CONSTRUCTION & ENGINEERING - 2.7%
Aegion Corporation [1]	480,689	11,392,329
Great Lakes Dredge & Dock [1]	432,700	1,817,340
Layne Christensen [1,4]	978,512	10,636,425
MasTec [1,4]	212,900	8,143,425
Northwest Pipe [1]	461,994	7,955,537

		39,945,056

ELECTRICAL EQUIPMENT - 2.3%
Encore Wire	245,606	10,647,020
General Cable	912,174	17,376,915
†Power Solutions International [1,4]	512,305	3,842,287
†Revolution Lighting Technologies [1,4]	396,413	2,180,272

		34,046,494

MACHINERY - 6.0%
Astec Industries	78,860	5,319,896
Commercial Vehicle Group [1]	686,440	3,796,013
DMC Global	341,362	5,410,588
Federal Signal	465,732	7,270,076
Hardinge	578,497	6,409,747
Hurco Companies	202,073	6,688,616
Hyster-Yale Materials Handling Cl. A	128,114	8,169,830
Meritor [1]	569,619	7,074,668
Mueller Industries	330,721	13,215,611
Mueller Water Products Cl. A	990,876	13,188,560
NN	427,107	8,136,388
Westport Fuel Systems [1,4]	3,334,290	3,767,748

		88,447,741

MARINE - 0.3%
Diana Shipping [1]	330,580	998,352
Navios Maritime Holdings [1]	1,066,449	1,503,693
Scorpio Bulkers [1]	303,290	1,531,614

		4,033,659

PROFESSIONAL SERVICES - 0.3%
Korn/Ferry International	145,600	4,285,008

TRADING COMPANIES & DISTRIBUTORS - 0.6%
Univar [1]	333,939	9,473,849

Total (Cost $266,245,429)		341,159,332

INFORMATION TECHNOLOGY – 28.4%
COMMUNICATIONS EQUIPMENT - 3.2%
†Applied Optoelectronics [1]	247,100	5,792,024
ARRIS International [1]	300,560	9,055,873
Aviat Networks [1,4]	260,029	3,609,203
Ciena Corporation [1]	309,700	7,559,777
Comtech Telecommunications	741,357	8,785,080
EMCORE Corporation	504,368	4,388,002
Extreme Networks [1]	667,341	3,356,725
Harmonic [1]	478,119	2,390,595
Oclaro [1]	269,875	2,415,381

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 63

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
COMMUNICATIONS EQUIPMENT (continued)
Westell Technologies Cl. A [1]	334,391	$217,354

		47,570,014

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.0%
Benchmark Electronics [1]	258,000	7,869,000
Daktronics	372,225	3,982,807
Echelon Corporation [1,4,6]	230,152	1,081,714
Electro Scientific Industries [1]	425,938	2,521,553
Frequency Electronics [1]	224,979	2,429,773
Identiv [1,4]	488,800	1,554,384
II-VI [1]	250,037	7,413,597
KEMET Corporation [1]	2,077,667	13,774,932
Knowles Corporation [1,4]	397,377	6,640,170
Maxwell Technologies [1]	810,442	4,149,463
Novanta [1]	404,160	8,487,360
Park Electrochemical	203,034	3,786,584
PCM [1]	438,306	9,861,885
Perceptron [1]	426,326	2,830,805
RadiSys Corporation [1]	568,878	2,520,129
Sanmina Corporation [1]	352,223	12,908,973
SigmaTron International [1,4,6]	344,772	1,630,772
Systemax	51,600	452,532
TTM Technologies [1]	585,825	7,984,795
Vishay Intertechnology	701,123	11,358,193
Vishay Precision Group [1]	215,742	4,077,524

		117,316,945

INTERNET SOFTWARE & SERVICES - 2.2%
Amber Road [1]	216,471	1,965,557
Blucora [1]	445,840	6,576,140
Care.com [1,4]	646,837	5,543,393
EarthLink Holdings	1,365,609	7,702,035
Limelight Networks [1]	779,069	1,963,254
Marin Software [1,4]	526,944	1,238,318
QuinStreet [1]	881,731	3,315,309
Support.com [1]	195,397	168,041
Tremor Video [1]	1,043,682	2,598,768
YuMe [1,4]	313,480	1,122,258

		32,193,073

IT SERVICES - 1.6%
CIBER [1]	1,431,573	904,468
Computer Task Group	627,263	2,640,777
Unisys Corporation [1]	1,226,624	18,338,029
†Virtusa Corporation [1,4]	70,700	1,775,984

		23,659,258

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.9%
Advanced Energy Industries [1]	143,171	7,838,612
Alpha & Omega Semiconductor [1]	194,715	4,141,588
Amtech Systems [1,6]	697,399	2,963,946
Axcelis Technologies [1]	106,223	1,545,545
AXT [1]	418,192	2,007,322
Brooks Automation	1,043,900	17,819,373
Cohu	601,806	8,365,103
Cree [1,4]	399,314	10,537,896
Cypress Semiconductor	514,600	5,887,024
Exar Corporation [1]	955,094	10,295,913
FormFactor [1]	751,738	8,419,466
†Ichor Holdings [1,4]	65,600	709,792
IXYS Corporation	836,815	9,958,098
Kopin Corporation [1,4]	1,085,122	3,081,746
Kulicke & Soffa Industries [1]	909,188	14,501,549
MaxLinear Cl. A [1]	527,222	11,493,440
Microsemi Corporation [1]	232,754	12,561,733
Nanometrics [1]	429,339	10,759,235
NeoPhotonics Corporation [1]	412,996	4,464,487
Rubicon Technology [1,4]	608,454	376,633
Rudolph Technologies [1]	320,797	7,490,610
Sigma Designs [1]	278,982	1,673,892
Ultra Clean Holdings [1]	759,738	7,369,459
Veeco Instruments [1,4]	144,600	4,215,090
Xcerra Corporation [1]	945,654	7,224,797

		175,702,349

SOFTWARE - 0.5%
A10 Networks [1]	490,799	4,078,540
Mentor Graphics	80,240	2,960,053
SeaChange International [1]	223,390	513,797

		7,552,390

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
Avid Technology [1]	499,580	2,198,152
Cray [1]	134,532	2,784,812
Intevac [1]	922,612	7,888,333
†Nimble Storage [1,4]	298,554	2,364,548

		15,235,845

Total (Cost $341,765,007)		419,229,874

MATERIALS – 8.5%
CHEMICALS - 3.2%
Calgon Carbon	430,552	7,319,384
Ferro Corporation [1]	825,211	11,825,273
Huntsman Corporation	497,300	9,488,484
Kraton Corporation [1]	246,018	7,006,593
Olin Corporation	297,600	7,621,536
Schulman (A.)	126,540	4,232,763

		47,494,033

METALS & MINING - 4.9%
A. M. Castle & Co. [1,3]	1,182,925	298,097
AK Steel Holding Corporation [1]	855,800	8,737,718
Allegheny Technologies [4]	673,212	10,724,267
Carpenter Technology	207,241	7,495,907
Century Aluminum [1]	830,103	7,105,682
Commercial Metals	716,261	15,600,165
Haynes International	263,150	11,312,818
Noranda Aluminum Holding Corporation [1,3,6]	593,726	14,131
Synalloy Corporation [1]	368,433	4,034,341
TimkenSteel Corporation [1,4]	384,758	5,956,054

		71,279,180

PAPER & FOREST PRODUCTS - 0.4%
Louisiana-Pacific Corporation [1]	323,000	6,114,390

Total (Cost $98,525,269)		124,887,603

REAL ESTATE – 0.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.1%
BRT Realty Trust [1]	144,787	1,185,806

64 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Opportunity Fund (continued)

	SHARES	VALUE

REAL ESTATE (continued)
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Tejon Ranch [1]	58,794	$1,495,131

Total (Cost $2,833,022)		2,680,937

TELECOMMUNICATION SERVICES – 0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
Iridium Communications [1,4]	535,413	5,139,965

WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Boingo Wireless [1]	301,104	3,670,458

Total (Cost $5,458,428)		8,810,423

UTILITIES – 0.2%
WATER UTILITIES - 0.2%
Pure Cycle [1]	501,799	2,759,894

Total (Cost $2,097,520)		2,759,894

MISCELLANEOUS[2] – 2.7%

Total (Cost $32,783,588)		39,070,054

TOTAL COMMON STOCKS

(Cost $1,153,950,504)		1,372,966,221

REPURCHASE AGREEMENT – 7.1%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$105,163,351 (collateralized by obligations of various U.S. Government Agencies, 1.00%-
3.625% due 8/31/19-2/15/20, valued at $107,266,722)

(Cost $105,163,000)		105,163,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 7.4%
U.S. Treasury Bills
due 1/5/17-12/7/17	$1,030,115	1,030,069
U.S. Treasury Bonds
0.75%-8.125%
due 8/15/19-5/15/46	1,761,096	1,768,861
U.S. Treasury Notes
0.125%-4.75%
due 1/15/17-7/15/26	6,955,320	6,976,435
U.S. Treasury Notes - Floating Rate
due 7/31/17-4/30/18	14,850	14,850
U.S. Treasury Strips-Interest
due 11/15/25	178	178
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.3947%)		99,627,529

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $109,417,922)		109,417,922

TOTAL INVESTMENTS – 107.6%

(Cost $1,368,531,426)		1,587,547,143

LIABILITIES LESS CASH AND OTHER ASSETS – (7.6)%		(112,155,207)

NET ASSETS – 100.0%		$1,475,391,936

Royce Pennsylvania Mutual Fund
Common Stocks – 98.8%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.4%
AUTO COMPONENTS - 4.0%
Cooper Tire & Rubber	98,200	$3,815,070
Dorman Products [1]	303,800	22,195,628
Gentex Corporation	937,834	18,465,952
LCI Industries	242,923	26,174,953
Motorcar Parts of America [1,4]	75,000	2,019,000
Standard Motor Products	80,451	4,281,602
STRATTEC SECURITY [6]	245,247	9,883,454
Superior Industries International	422,900	11,143,415

		97,979,074

AUTOMOBILES - 1.2%
Thor Industries	114,381	11,443,819
Winnebago Industries	533,962	16,899,897

		28,343,716

DISTRIBUTORS - 1.5%
Core-Mark Holding Company	481,460	20,736,482
Weyco Group	504,800	15,800,240

		36,536,722

DIVERSIFIED CONSUMER SERVICES - 0.0%
DeVry Education Group	46,000	1,435,200

HOTELS, RESTAURANTS & LEISURE - 0.2%
†Lindblad Expeditions Holdings [1]	300,000	2,835,000
MTY Food Group	28,600	1,076,987

		3,911,987

HOUSEHOLD DURABLES - 1.4%
Cavco Industries [1]	13,600	1,357,960
Ethan Allen Interiors	682,169	25,137,928
Flexsteel Industries	90,700	5,593,469
NVR [1]	1,820	3,037,580

		35,126,937

LEISURE PRODUCTS - 0.1%
Nautilus [1]	91,000	1,683,500

MEDIA - 0.4%
E.W. Scripps Company Cl. A [1]	137,267	2,653,371
Saga Communications Cl. A	137,734	6,928,020

		9,581,391

MULTILINE RETAIL - 0.4%
Dillard’s Cl. A	141,648	8,879,913

SPECIALTY RETAIL - 4.6%
American Eagle Outfitters	766,991	11,635,254
America’s Car-Mart [1]	375,100	16,410,625
AutoCanada	86,200	1,484,336
Barnes & Noble	106,000	1,181,900
Buckle (The)	537,613	12,257,576
Caleres	161,600	5,303,712
Cato Corporation (The) Cl. A	227,476	6,842,478
DSW Cl. A	509,400	11,537,910
Genesco [1]	124,223	7,714,248
Hibbett Sports [1,4]	201,200	7,504,760
Kirkland’s [1]	333,051	5,165,621
Monro Muffler Brake	207,225	11,853,270
Murphy USA [1]	12,000	737,640
Shoe Carnival	362,695	9,785,511
Stein Mart	383,818	2,103,323

		111,518,164

TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Deckers Outdoor [1]	100,530	5,568,357

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 65

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
TEXTILES, APPAREL & LUXURY GOODS (continued)
Movado Group	223,442	$6,423,958
Steven Madden [1]	76,246	2,725,794
Vera Bradley [1]	82,778	970,158

		15,688,267

Total (Cost $197,000,730)		350,684,871

CONSUMER STAPLES – 1.8%
FOOD & STAPLES RETAILING - 0.3%
Village Super Market Cl. A	218,211	6,742,720

FOOD PRODUCTS - 0.8%
Cal-Maine Foods [4]	84,170	3,718,210
Farmer Bros. [1]	47,777	1,753,416
Industrias Bachoco ADR	113,660	5,571,613
John B. Sanfilippo & Son	19,300	1,358,527
Sanderson Farms	22,000	2,073,280
Seneca Foods Cl. A [1]	91,438	3,662,092
Seneca Foods Cl. B [1]	7,197	302,274
SunOpta [1]	121,339	855,440
Tootsie Roll Industries	37,800	1,502,550

		20,797,402

PERSONAL PRODUCTS - 0.7%
Inter Parfums	281,800	9,228,950
Nutraceutical International	243,700	8,517,315

		17,746,265

Total (Cost $26,587,658)		45,286,387

ENERGY – 4.2%
ENERGY EQUIPMENT & SERVICES - 4.1%
Diamond Offshore Drilling [1,4]	61,000	1,079,700
Era Group [1]	339,840	5,767,085
Forum Energy Technologies [1]	99,665	2,192,630
Frank’s International	239,000	2,942,090
Helmerich & Payne	86,180	6,670,332
Matrix Service [1]	438,327	9,950,023
Oil States International [1]	70,073	2,732,847
Pason Systems	1,321,720	19,333,840
RPC	370,175	7,333,167
SEACOR Holdings [1]	271,509	19,353,161
TGS-NOPEC Geophysical	733,685	16,271,359
Unit Corporation [1]	248,884	6,687,513

		100,313,747

OIL, GAS & CONSUMABLE FUELS - 0.1%
Dorian LPG [1,4]	49,700	408,037
San Juan Basin Royalty Trust	207,033	1,370,558
World Fuel Services	41,200	1,891,492

		3,670,087

Total (Cost $69,214,817)		103,983,834

FINANCIALS – 13.0%
BANKS - 2.5%
Ames National	25,433	839,289
Blue Hills Bancorp	127,990	2,399,812
BOK Financial	24,500	2,034,480
Camden National	149,182	6,631,140
City Holding Company	63,570	4,297,332
CNB Financial	94,300	2,521,582
Codorus Valley Bancorp	27,079	774,459
First Citizens BancShares Cl. A	81,026	28,764,230
National Bankshares	80,000	3,476,000
Northrim BanCorp	99,206	3,134,910
Popular	123,300	5,403,006

		60,276,240

CAPITAL MARKETS - 6.3%
Artisan Partners Asset Management Cl. A	169,870	5,053,633
Bolsa Mexicana de Valores	3,780,000	4,970,793
Cohen & Steers	50,000	1,680,000
Cowen Group [1,4]	382,814	5,933,617
Diamond Hill Investment Group	78,901	16,599,192
Federated Investors Cl. B	847,527	23,968,064
Greenhill & Co.	32,000	886,400
Lazard Cl. A	186,157	7,649,191
Moelis & Company Cl. A	369,460	12,524,694
Morningstar	154,504	11,365,314
Reinet Investments	238,550	4,400,313
Reinet Investments DR	1,300,000	2,534,970
Rothschild & Co	328,346	8,879,655
SEI Investments	353,650	17,456,164
Sprott	2,613,700	4,886,148
Virtus Investment Partners	48,870	5,769,104
Westwood Holdings Group	303,285	18,194,067

		152,751,319

DIVERSIFIED FINANCIAL SERVICES - 0.4%
PICO Holdings [1]	591,841	8,966,391

INSURANCE - 2.2%
Alleghany Corporation [1]	3,190	1,939,903
E-L Financial	41,100	22,346,107
Greenlight Capital Re Cl. A [1]	26,000	592,800
MBIA [1,4]	601,577	6,436,874
ProAssurance Corporation	30,000	1,686,000
Reinsurance Group of America	92,628	11,655,381
RLI Corp.	132,081	8,338,273

		52,995,338

INVESTMENT COMPANIES - 0.3%
RIT Capital Partners	366,500	8,497,913

THRIFTS & MORTGAGE FINANCE - 1.3%
Genworth MI Canada	885,657	22,203,266
Southern Missouri Bancorp	11,100	392,718
TrustCo Bank Corp. NY	1,170,451	10,241,446

		32,837,430

Total (Cost $228,323,499)		316,324,631

HEALTH CARE – 6.8%
BIOTECHNOLOGY - 0.2%
Progenics Pharmaceuticals [1]	264,600	2,286,144
Zealand Pharma [1,4]	89,437	1,346,622

		3,632,766

HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Analogic Corporation	169,000	14,018,550
Atrion Corporation	9,500	4,818,400
Masimo Corporation [1]	7,300	492,020
Merit Medical Systems [1]	627,786	16,636,329
Neogen Corporation [1]	32,400	2,138,400

		38,103,699

66 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES - 2.3%
Aceto Corporation	314,610	$6,911,982
AMN Healthcare Services [1,4]	24,600	945,870
Ensign Group (The)	100,300	2,227,663
HealthSouth Corporation	183,713	7,576,324
Landauer	399,400	19,211,140
U.S. Physical Therapy	290,500	20,393,100

		57,266,079

HEALTH CARE TECHNOLOGY - 0.3%
Medidata Solutions [1]	148,165	7,359,355

LIFE SCIENCES TOOLS & SERVICES - 2.4%
Bio-Rad Laboratories Cl. A [1]	62,422	11,378,282
Bio-Techne	237,840	24,457,087
ICON [1]	143,700	10,806,240
PAREXEL International [1,4]	182,800	12,013,616

		58,655,225

Total (Cost $104,532,490)		165,017,124

INDUSTRIALS – 28.6%
AEROSPACE & DEFENSE - 2.0%
HEICO Corporation	360,835	27,838,420
HEICO Corporation Cl. A	123,040	8,354,416
Teledyne Technologies [1]	73,000	8,979,000
Wesco Aircraft Holdings [1]	304,473	4,551,872

		49,723,708

AIR FREIGHT & LOGISTICS - 1.2%
Forward Air	423,600	20,070,168
Hub Group Cl. A [1]	185,000	8,093,750

		28,163,918

AIRLINES - 0.6%
Spirit Airlines [1,4]	239,386	13,850,874

BUILDING PRODUCTS - 1.6%
American Woodmark [1]	104,018	7,827,355
Apogee Enterprises	259,900	13,920,244
Gibraltar Industries [1]	302,920	12,616,618
Insteel Industries	60,659	2,161,887
Simpson Manufacturing	65,007	2,844,056

		39,370,160

COMMERCIAL SERVICES & SUPPLIES - 2.6%
Copart [1]	387,682	21,481,460
Healthcare Services Group	245,700	9,624,069
Heritage-Crystal Clean [1]	242,158	3,801,881
Kimball International Cl. B	164,800	2,893,888
Mobile Mini	229,400	6,939,350
Ritchie Bros. Auctioneers	26,190	890,460
Steelcase Cl. A	270,470	4,841,413
Team [1]	286,082	11,228,718
UniFirst Corporation	9,730	1,397,714
US Ecology	10,000	491,500

		63,590,453

CONSTRUCTION & ENGINEERING - 2.0%
Comfort Systems USA	278,800	9,284,040
IES Holdings [1]	54,762	1,048,692
Jacobs Engineering Group [1]	54,000	3,078,000
KBR	565,800	9,443,202
MYR Group [1]	34,084	1,284,285
Valmont Industries	178,875	25,203,488

		49,341,707

ELECTRICAL EQUIPMENT - 1.1%
AZZ	38,652	2,469,863
Encore Wire	181,218	7,855,800
Preformed Line Products [6]	290,278	16,870,957

		27,196,620

INDUSTRIAL CONGLOMERATES - 0.8%
Raven Industries	777,945	19,604,214

MACHINERY - 9.9%
Alamo Group	38,362	2,919,348
CIRCOR International	388,279	25,191,542
CLARCOR	147,100	12,131,337
Colfax Corporation [1]	74,543	2,678,330
Columbus McKinnon	31,975	864,604
Federal Signal	245,517	3,832,520
Flowserve Corporation	30,000	1,441,500
Franklin Electric	409,248	15,919,747
Graco	184,849	15,359,104
John Bean Technologies	304,583	26,178,909
Kadant	101,500	6,211,800
Lincoln Electric Holdings	209,919	16,094,490
Lindsay Corporation	106,600	7,953,426
Lydall [1]	47,293	2,925,072
Miller Industries	256,632	6,787,916
Nordson Corporation	164,900	18,477,045
Proto Labs [1,4]	20,025	1,028,284
RBC Bearings [1]	145,306	13,485,850
Sun Hydraulics	684,287	27,350,951
Tennant Company	454,900	32,388,880
Wabash National [1]	88,300	1,396,906
Westinghouse Air Brake Technologies	16,257	1,349,656

		241,967,217

MARINE - 0.4%
Diana Shipping [1]	201,900	609,738
Kirby Corporation [1,4]	130,800	8,698,200

		9,307,938

PROFESSIONAL SERVICES - 3.4%
Advisory Board (The) [1]	394,823	13,127,865
Exponent	229,578	13,843,554
Franklin Covey [1]	34,900	703,235
Heidrick & Struggles International	45,800	1,106,070
ICF International [1]	33,270	1,836,504
Korn/Ferry International	393,745	11,587,915
ManpowerGroup	154,905	13,766,407
Robert Half International	333,962	16,290,666
TrueBlue [1]	408,949	10,080,593

		82,342,809

ROAD & RAIL - 2.0%
Amerco	1,405	519,274
Landstar System	328,760	28,043,228
Patriot Transportation Holding [1]	101,504	2,365,043
Saia [1]	136,343	6,019,544
Universal Logistics Holdings	586,484	9,589,013
Werner Enterprises	48,100	1,296,295

		47,832,397

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 67

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
TRADING COMPANIES & DISTRIBUTORS - 1.0%
Air Lease Cl. A	39,840	$1,367,707
Applied Industrial Technologies	271,300	16,115,220
MSC Industrial Direct Cl. A	18,450	1,704,596
Richelieu Hardware	292,800	5,574,027

		24,761,550

Total (Cost $354,298,309)		697,053,565

INFORMATION TECHNOLOGY – 17.3%
COMMUNICATIONS EQUIPMENT - 0.5%
ADTRAN	79,700	1,781,295
Digi International [1]	354,544	4,874,980
NetScout Systems [1]	88,400	2,784,600
TESSCO Technologies	155,517	2,021,721

		11,462,596

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.9%
Badger Meter	455,028	16,813,285
Benchmark Electronics [1]	203,883	6,218,431
Cognex Corporation	346,685	22,056,100
Coherent [1]	165,780	22,775,685
Dolby Laboratories Cl. A	217,476	9,827,740
Fabrinet [1]	56,600	2,280,980
FARO Technologies [1]	375,693	13,524,948
†Fitbit Cl. A [1,4]	385,983	2,825,396
FLIR Systems	770,700	27,891,633
HollySys Automation Technologies	139,100	2,548,312
IPG Photonics [1]	199,505	19,693,139
Methode Electronics	241,260	9,976,101
MTS Systems	68,774	3,899,486
National Instruments	511,190	15,754,876
Orbotech [1]	103,900	3,471,299
PC Connection	490,344	13,773,763
Plexus Corporation [1]	174,502	9,430,088
Richardson Electronics	157,551	992,571
ScanSource [1]	58,766	2,371,208
Vishay Intertechnology	715,241	11,586,904

		217,711,945

INTERNET SOFTWARE & SERVICES - 0.7%
comScore [1,4]	292,109	9,224,802
j2 Global	83,350	6,818,030
Stamps.com [1]	10,600	1,215,290

		17,258,122

IT SERVICES - 0.0%
Computer Task Group	245,171	1,032,170

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
Advanced Energy Industries [1]	425,914	23,318,791
Brooks Automation	207,500	3,542,025
Cabot Microelectronics	265,230	16,754,579
Cirrus Logic [1]	157,288	8,893,064
Diodes [1]	352,711	9,054,091
Himax Technologies ADR	70,000	422,800
IXYS Corporation	284,900	3,390,310
Kulicke & Soffa Industries [1]	68,100	1,086,195
MKS Instruments	244,335	14,513,499
Nanometrics [1]	164,481	4,121,894
Photronics [1]	148,560	1,678,728
Rudolph Technologies [1]	131,800	3,077,530
Tessera Holding Corporation	132,930	5,875,506

		95,729,012

SOFTWARE - 2.4%
ACI Worldwide [1]	688,983	12,505,042
Blackbaud	168,043	10,754,752
Computer Modelling Group	729,400	4,949,044
Enghouse Systems	19,600	816,612
Fair Isaac	105,000	12,518,100
Mentor Graphics	15,490	571,426
Monotype Imaging Holdings	556,000	11,036,600
PTC [1]	110,700	5,122,089

		58,273,665

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
Diebold Nixdorf	643,732	16,189,860
Stratasys [1,4]	70,300	1,162,762
Super Micro Computer [1]	120,266	3,373,461

		20,726,083

Total (Cost $240,709,090)		422,193,593

MATERIALS – 9.3%
CHEMICALS - 4.3%
Balchem Corporation	333,200	27,962,144
FutureFuel Corporation	712,056	9,897,578
Innospec	117,278	8,033,543
Minerals Technologies	124,402	9,610,055
Quaker Chemical	364,300	46,608,542
Umicore	47,000	2,675,193

		104,787,055

CONSTRUCTION MATERIALS - 0.1%
Ash Grove Cement [3]	7,584	1,971,840

CONTAINERS & PACKAGING - 0.8%
AptarGroup	260,400	19,126,380

METALS & MINING - 3.2%
Compass Minerals International	128,426	10,062,177
Franco-Nevada Corporation	280,800	16,780,608
Gold Fields ADR	365,000	1,098,650
Haynes International	18,393	790,715
Hecla Mining	173,300	908,092
Major Drilling Group International [1]	1,546,250	8,084,516
Pretium Resources [1]	102,600	849,746
Reliance Steel & Aluminum	289,210	23,003,763
Schnitzer Steel Industries Cl. A	58,200	1,495,740
Worthington Industries	342,733	16,259,254

		79,333,261

PAPER & FOREST PRODUCTS - 0.9%
Neenah Paper	6,700	570,840
Stella-Jones	638,500	20,724,559

		21,295,399

Total (Cost $114,338,730)		226,513,935

REAL ESTATE – 1.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.8%
AV Homes [1,4]	81,000	1,279,800
FRP Holdings [1]	444,276	16,749,205
Marcus & Millichap [1]	251,500	6,720,080
St. Joe Company (The) [1,4]	105,000	1,995,000

68 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

REAL ESTATE (continued)
REAL ESTATE MANAGEMENT & DEVELOPMENT (continued)
Tejon Ranch [1,4]	689,385	$17,531,061

Total (Cost $39,061,920)		44,275,146

TELECOMMUNICATION SERVICES – 0.2%
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
Telephone and Data Systems	162,000	4,676,940

Total (Cost $4,308,624)		4,676,940

UTILITIES – 0.0%
GAS UTILITIES - 0.0%
Star Gas Partners L.P.	6,700	72,092

Total (Cost $73,227)		72,092

MISCELLANEOUS[2] – 1.4%

Total (Cost $29,891,156)		34,660,819

TOTAL COMMON STOCKS

(Cost $1,408,340,250)		2,410,742,937

REPURCHASE AGREEMENT– 0.9%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$21,856,073 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $22,296,262)

(Cost $21,856,000)		21,856,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.5%
U.S. Treasury Bills
due 1/12/17-4/27/17	$4,578,606	4,578,416
U.S. Treasury Bonds
0.75%-8.125%
due 8/15/19-5/15/46	2,731,395	2,742,333
U.S. Treasury Notes
0.125%-3.625%
due 4/15/17-7/15/26	14,470,486	14,512,450
U.S. Treasury Notes - Floating Rate
due 4/30/17-7/31/17	122,777	122,775
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.3947%)		15,070,781

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $37,026,755)		37,026,755

TOTAL INVESTMENTS – 101.2%

(Cost $1,467,223,005)		2,469,625,692

LIABILITIES LESS CASH AND OTHER ASSETS – (1.2)%		(29,797,260)

NET ASSETS – 100.0%		$2,439,828,432

Royce Premier Fund
Common Stocks – 99.1%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 10.1%
AUTO COMPONENTS - 2.4%
Dorman Products [1]	744,300	$54,378,558

AUTOMOBILES - 1.8%
Thor Industries	414,600	41,480,730

DISTRIBUTORS - 1.6%
Pool Corporation	336,800	35,141,712

DIVERSIFIED CONSUMER SERVICES - 0.5%
Sotheby’s [1,4]	306,200	12,205,132

SPECIALTY RETAIL - 0.9%
†Camping World Holdings CI. A	622,400	20,284,016

TEXTILES, APPAREL & LUXURY GOODS - 2.9%
Columbia Sportswear	627,672	36,593,277
Wolverine World Wide	1,257,064	27,592,555

		64,185,832

Total (Cost $103,555,077)		227,675,980

CONSUMER STAPLES – 2.1%
FOOD PRODUCTS - 2.1%
Cal-Maine Foods [4]	314,800	13,906,290
Sanderson Farms	355,342	33,487,430

Total (Cost $17,005,122)		47,393,720

ENERGY – 3.6%
ENERGY EQUIPMENT & SERVICES - 3.6%
Pason Systems	2,724,200	39,849,021
SEACOR Holdings [1]	587,802	41,898,527

Total (Cost $69,185,283)		81,747,548

FINANCIALS – 12.5%
CAPITAL MARKETS - 8.3%
Ares Management L.P.	2,564,076	49,230,259
Ashmore Group	9,660,000	33,706,909
Federated Investors Cl. B	782,400	22,126,272
†Lazard Cl. A	614,300	25,241,587
Morningstar	504,100	37,081,596
TMX Group	389,100	20,726,498

		188,113,121

INSURANCE - 2.8%
Alleghany Corporation [1]	104,860	63,767,463

THRIFTS & MORTGAGE FINANCE - 1.4%
Genworth MI Canada	1,210,300	30,342,009

Total (Cost $188,680,514)		282,222,593

HEALTH CARE – 3.6%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
IDEXX Laboratories [1]	382,900	44,902,683

LIFE SCIENCES TOOLS & SERVICES - 1.6%
Bio-Techne	358,600	36,874,838

Total (Cost $36,256,120)		81,777,521

INDUSTRIALS – 35.4%
AIR FREIGHT & LOGISTICS - 2.0%
Forward Air	938,628	44,472,194

BUILDING PRODUCTS - 1.4%
Simpson Manufacturing	726,333	31,777,069

COMMERCIAL SERVICES & SUPPLIES - 5.4%
Copart [1]	1,322,600	73,285,266
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 69

Schedules of Investments

Royce Premier Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES (continued)
Ritchie Bros. Auctioneers	1,452,600	$49,388,400

		122,673,666

CONSTRUCTION & ENGINEERING - 3.9%
EMCOR Group	390,500	27,631,780
Valmont Industries	426,400	60,079,760

		87,711,540

MACHINERY - 12.1%
CIRCOR International	651,632	42,277,884
Lincoln Electric Holdings	960,500	73,641,535
Lindsay Corporation	525,575	39,213,151
RBC Bearings [1]	182,300	16,919,263
Sun Hydraulics	804,227	32,144,953
Woodward	1,004,001	69,326,269

		273,523,055

MARINE - 2.9%
Kirby Corporation [1]	990,400	65,861,600

PROFESSIONAL SERVICES - 0.4%
Advisory Board (The) [1]	252,100	8,382,325

ROAD & RAIL - 3.1%
Landstar System	813,100	69,357,430

TRADING COMPANIES & DISTRIBUTORS - 4.2%
Air Lease Cl. A	1,705,060	58,534,710
MSC Industrial Direct Cl. A	406,900	37,593,491

		96,128,201

Total (Cost $375,104,232)		799,887,080

INFORMATION TECHNOLOGY – 22.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.4%
Anixter International [1]	474,700	38,474,435
Cognex Corporation	1,271,514	80,893,721
†IPG Photonics [1]	330,000	32,574,300
National Instruments	1,922,344	59,246,642

		211,189,098

IT SERVICES - 3.6%
Gartner [1]	355,900	35,970,813
Jack Henry & Associates	509,500	45,233,410

		81,204,223

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.1%
Cabot Microelectronics	505,774	31,949,743
MKS Instruments	1,417,300	84,187,620

		116,137,363

SOFTWARE - 3.9%
Fair Isaac	392,600	46,805,772
PTC [1]	869,600	40,236,392

		87,042,164

Total (Cost $186,068,769)		495,572,848

MATERIALS – 7.4%
CHEMICALS - 3.8%
Minerals Technologies	592,000	45,732,000
Westlake Chemical	699,600	39,170,604

		84,902,604

METALS & MINING - 2.2%
Reliance Steel & Aluminum	637,600	50,714,704

PAPER & FOREST PRODUCTS - 1.4%
Stella-Jones	994,312	32,273,576

Total (Cost $80,327,622)		167,890,884

REAL ESTATE – 1.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
Jones Lang LaSalle	182,400	18,429,696
Kennedy-Wilson Holdings	869,236	17,819,338

Total (Cost $21,097,597)		36,249,034

MISCELLANEOUS[2] – 0.8%

Total (Cost $17,367,495)		18,122,297

TOTAL COMMON STOCKS

(Cost $1,094,647,831)		2,238,539,505

REPURCHASE AGREEMENT – 1.1%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$24,420,081 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $24,913,218)

(Cost $24,420,000)		24,420,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.3947%)

(Cost $6,380,826)		6,380,826

TOTAL INVESTMENTS – 100.5%

(Cost $1,125,448,657)		2,269,340,331

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(10,205,354)

NET ASSETS – 100.0%		$2,259,134,977

70 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Small-Cap Leaders Fund
Common Stocks – 95.4%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.0%
AUTO COMPONENTS - 5.2%
†Cooper Tire & Rubber	43,000	$1,670,550
Gentex Corporation	145,434	2,863,595
LCI Industries	7,132	768,473

		5,302,618

AUTOMOBILES - 1.3%
Thor Industries	13,405	1,341,170

MEDIA - 0.9%
E.W. Scripps Company Cl. A [1]	44,990	869,657

SPECIALTY RETAIL - 5.0%
Buckle (The)	72,700	1,657,560
†Caleres	70,600	2,317,092
Genesco [1]	17,405	1,080,851

		5,055,503

TEXTILES, APPAREL & LUXURY GOODS - 2.6%
Deckers Outdoor [1]	13,620	754,412
Movado Group	50,200	1,443,250
†Vera Bradley [1]	35,700	418,404

		2,616,066

Total (Cost $12,103,083)		15,185,014

CONSUMER STAPLES – 6.1%
FOOD PRODUCTS - 5.2%
Cal-Maine Foods	36,758	1,623,785
Industrias Bachoco ADR	39,590	1,940,702
Sanderson Farms	9,590	903,761
†Tootsie Roll Industries	19,000	755,250

		5,223,498

PERSONAL PRODUCTS - 0.9%
Inter Parfums	29,870	978,243

Total (Cost $5,145,833)		6,201,741

ENERGY – 5.8%
ENERGY EQUIPMENT & SERVICES - 5.8%
Helmerich & Payne	8,685	672,219
Oil States International [1]	32,940	1,284,660
Pason Systems	171,440	2,507,788
TGS-NOPEC Geophysical	61,850	1,371,683

Total (Cost $3,626,362)		5,836,350

FINANCIALS – 16.3%
CAPITAL MARKETS - 12.5%
Artisan Partners Asset Management Cl. A	74,420	2,213,995
Federated Investors Cl. B	105,260	2,976,753
†Houlihan Lokey Cl. A	59,100	1,839,192
Lazard Cl. A	52,870	2,172,428
Virtus Investment Partners	21,500	2,538,075
Westwood Holdings Group	15,000	899,850

		12,640,293

DIVERSIFIED FINANCIAL SERVICES - 0.8%
PICO Holdings [1]	48,000	727,200

THRIFTS & MORTGAGE FINANCE - 3.0%
Genworth MI Canada	121,660	3,049,995

Total (Cost $13,478,954)		16,417,488

HEALTH CARE – 5.6%
BIOTECHNOLOGY - 0.5%
Zealand Pharma [1]	32,840	494,460

HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
Atrion Corporation	1,430	725,296

HEALTH CARE PROVIDERS & SERVICES - 1.1%
†Aceto Corporation	51,000	1,120,470

LIFE SCIENCES TOOLS & SERVICES - 3.3%
Bio-Rad Laboratories Cl. A [1]	9,125	1,663,305
Bio-Techne	16,144	1,660,088

		3,323,393

Total (Cost $4,041,848)		5,663,619

INDUSTRIALS – 21.4%
BUILDING PRODUCTS - 2.4%
Apogee Enterprises	45,700	2,447,692

COMMERCIAL SERVICES & SUPPLIES - 3.1%
Ritchie Bros. Auctioneers	13,134	446,556
Steelcase Cl. A	117,120	2,096,448
UniFirst Corporation	4,300	617,695

		3,160,699

CONSTRUCTION & ENGINEERING - 3.1%
†Comfort Systems USA	42,300	1,408,590
Valmont Industries	11,795	1,661,915

		3,070,505

MACHINERY - 7.9%
CIRCOR International	24,970	1,620,054
Federal Signal	41,080	641,259
†Greenbrier Companies (The)	32,100	1,333,755
John Bean Technologies	3,509	301,598
Kadant	21,660	1,325,592
Lydall [1]	20,360	1,259,266
RBC Bearings [1]	10,480	972,649
Westinghouse Air Brake Technologies	6,488	538,634

		7,992,807

PROFESSIONAL SERVICES - 2.1%
ICF International [1]	16,743	924,214
Robert Half International	13,003	634,286
TrueBlue [1]	22,400	552,160

		2,110,660

ROAD & RAIL - 2.1%
Landstar System	16,720	1,426,216
Saia [1]	15,320	676,378

		2,102,594

TRADING COMPANIES & DISTRIBUTORS - 0.7%
MSC Industrial Direct Cl. A	8,077	746,234

Total (Cost $14,711,932)		21,631,191

INFORMATION TECHNOLOGY – 17.4%
COMMUNICATIONS EQUIPMENT - 1.3%
NetScout Systems [1]	42,400	1,335,600

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.0%
Cognex Corporation	8,240	524,229
FARO Technologies [1]	12,660	455,760
IPG Photonics [1]	4,040	398,788
Littelfuse	4,840	734,567
Methode Electronics	37,550	1,552,693
Orbotech [1]	40,290	1,346,089

		5,012,126

INTERNET SOFTWARE & SERVICES - 2.9%
j2 Global	35,324	2,889,503

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 71

Schedules of Investments

Royce Small-Cap Leaders Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.9%
Brooks Automation	31,790	$542,655
Cabot Microelectronics	11,436	722,412
MKS Instruments	20,145	1,196,613
Nanometrics [1]	78,948	1,978,437
†Rudolph Technologies [1]	62,500	1,459,375
Tessera Holding Corporation	47,430	2,096,406

		7,995,898

SOFTWARE - 0.3%
Mentor Graphics	9,580	353,406

Total (Cost $10,955,746)		17,586,533

MATERIALS – 4.0%
CHEMICALS - 2.8%
Minerals Technologies	30,356	2,345,001
Quaker Chemical	3,690	472,099

		2,817,100

METALS & MINING - 1.2%
Compass Minerals International	9,300	728,655
Reliance Steel & Aluminum	6,160	489,966

		1,218,621

Total (Cost $2,672,776)		4,035,721

REAL ESTATE – 2.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.8%
Marcus & Millichap [1]	104,410	2,789,835

Total (Cost $2,385,270)		2,789,835

MISCELLANEOUS[2] – 1.0%

Total (Cost $990,242)		1,042,167

TOTAL COMMON STOCKS

(Cost $70,112,046)		96,389,659

REPURCHASE AGREEMENT – 5.2%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$5,226,017 (collateralized by obligations of various U.S. Government Agencies, 2.25% due
11/15/24, valued at $5,333,226)

(Cost $5,226,000)		5,226,000

TOTAL INVESTMENTS – 100.6%

(Cost $75,338,046)		101,615,659

LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%		(591,637)

NET ASSETS – 100.0%		$101,024,022

Royce Small-Cap Value Fund
Common Stocks – 89.2%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 24.6%
AUTO COMPONENTS - 3.8%
Gentex Corporation	683,756	$13,463,156
STRATTEC SECURITY	88,638	3,572,111

		17,035,267

HOUSEHOLD DURABLES - 1.3%
Flexsteel Industries	94,400	5,821,648

MEDIA - 1.2%
Saga Communications Cl. A	111,935	5,630,330

SPECIALTY RETAIL - 16.4%
American Eagle Outfitters	892,086	13,532,945
Buckle (The)	368,078	8,392,179
Cato Corporation (The) Cl. A	239,690	7,209,875
DSW Cl. A	591,402	13,395,255
Genesco [1]	98,272	6,102,691
†Hibbett Sports [1,4]	234,400	8,743,120
†Kirkland’s [1]	386,580	5,995,856
Shoe Carnival	400,183	10,796,937

		74,168,858

TEXTILES, APPAREL & LUXURY GOODS - 1.9%
Deckers Outdoor [1]	79,985	4,430,369
Movado Group	25,982	746,983
Steven Madden [1]	92,095	3,292,396

		8,469,748

Total (Cost $104,443,663)		111,125,851

CONSUMER STAPLES – 1.8%
FOOD & STAPLES RETAILING - 1.8%
Village Super Market Cl. A	266,829	8,245,016

Total (Cost $7,956,254)		8,245,016

ENERGY – 4.9%
ENERGY EQUIPMENT & SERVICES - 4.9%
Helmerich & Payne	74,499	5,766,223
Matrix Service [1]	468,402	10,632,725
Unit Corporation [1]	217,378	5,840,947

Total (Cost $17,571,822)		22,239,895

FINANCIALS – 23.1%
BANKS - 8.4%
Ames National	116,348	3,839,484
Camden National	174,783	7,769,104
City Holding Company	73,240	4,951,024
CNB Financial	153,853	4,114,029
Codorus Valley Bancorp	33,122	947,289
†MidWestOne Financial Group	127,360	4,788,736
National Bankshares	140,761	6,116,066
Northrim BanCorp	176,643	5,581,919

		38,107,651

CAPITAL MARKETS - 5.9%
Federated Investors Cl. B	228,149	6,452,054
†Houlihan Lokey Cl. A	212,596	6,615,988
Moelis & Company Cl. A	395,935	13,422,196

		26,490,238

INSURANCE - 2.7%
Reinsurance Group of America	97,135	12,222,497

THRIFTS & MORTGAGE FINANCE - 6.1%
Genworth MI Canada	545,700	13,680,603
Southern Missouri Bancorp	51,730	1,830,208

72 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
THRIFTS & MORTGAGE FINANCE (continued)
TrustCo Bank Corp. NY	1,362,704	$11,923,660

		27,434,471

Total (Cost $77,290,715)		104,254,857

HEALTH CARE – 1.2%
HEALTH CARE PROVIDERS & SERVICES - 1.2%
Aceto Corporation	145,640	3,199,711
Ensign Group (The)	95,093	2,112,016

Total (Cost $4,940,900)		5,311,727

INDUSTRIALS – 21.0%
AIRLINES - 3.0%
†Spirit Airlines [1]	234,562	13,571,757

BUILDING PRODUCTS - 4.0%
†American Woodmark [1]	121,376	9,133,544
†Apogee Enterprises	169,103	9,057,157

		18,190,701

COMMERCIAL SERVICES & SUPPLIES - 1.1%
†Kimball International Cl. B	282,500	4,960,700

CONSTRUCTION & ENGINEERING - 1.9%
†Comfort Systems USA	228,400	7,605,720
MYR Group [1]	21,908	825,493

		8,431,213

MACHINERY - 4.0%
Alamo Group	44,191	3,362,935
Federal Signal	183,938	2,871,272
Miller Industries	327,467	8,661,502
†Wabash National [1]	202,800	3,208,296

		18,104,005

PROFESSIONAL SERVICES - 5.2%
Heidrick & Struggles International	56,400	1,362,060
Korn/Ferry International	460,009	13,538,065
TrueBlue [1]	336,663	8,298,743

		23,198,868

ROAD & RAIL - 1.8%
†Old Dominion Freight Line [1]	17,700	1,518,483
Saia [1]	115,898	5,116,897
Werner Enterprises	57,202	1,541,594

		8,176,974

Total (Cost $77,366,560)		94,634,218

INFORMATION TECHNOLOGY – 12.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.6%
Benchmark Electronics [1]	248,236	7,571,198
†Fitbit Cl. A [1,4]	384,286	2,812,974
†Methode Electronics	186,100	7,695,235
PC Connection	483,178	13,572,470
ScanSource [1]	64,865	2,617,303
Vishay Intertechnology	831,222	13,465,796

		47,734,976

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
MKS Instruments	46,447	2,758,952

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
Super Micro Computer [1]	140,252	3,934,068

Total (Cost $43,761,763)		54,427,996

MISCELLANEOUS[2] – 0.5%

Total (Cost $1,786,036)		2,269,855

TOTAL COMMON STOCKS

(Cost $335,117,713)		402,509,415

REPURCHASE AGREEMENT – 10.7%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$48,392,161 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $49,364,620)

(Cost $48,392,000)		48,392,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.2%
U.S. Treasury Bills
due 1/12/17-4/20/17	$220,613	220,611
U.S. Treasury Bonds
0.75%-8.125%
due 8/15/19-5/15/46	1,633,883	1,642,669
U.S. Treasury Notes
0.125%-3.625%
due 4/15/17-7/15/26	6,344,691	6,360,574
U.S. Treasury Notes - Floating Rate
due 7/31/17	95,754	95,752
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.3947%)		1,336,417

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $9,656,023)		9,656,023

TOTAL INVESTMENTS – 102.1%

(Cost $393,165,736)		460,557,438

LIABILITIES LESS CASH AND OTHER ASSETS – (2.1)%		(9,376,970)

NET ASSETS – 100.0%		$451,180,468

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 73

Schedules of Investments

Royce Smaller-Companies Growth Fund
Common Stocks – 97.8%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 10.9%
AUTO COMPONENTS - 1.9%
LCI Industries	74,000	$7,973,500

HOTELS, RESTAURANTS & LEISURE - 2.7%
†Dave & Busters Entertainment [1]	85,000	4,785,500
Texas Roadhouse	134,000	6,464,160

		11,249,660

HOUSEHOLD DURABLES - 1.2%
iRobot Corporation [1,4]	87,000	5,085,150

INTERNET & DIRECT MARKETING RETAIL - 0.9%
†Shutterfly [1]	69,000	3,462,420

LEISURE PRODUCTS - 0.8%
†Callaway Golf	302,000	3,309,920

SPECIALTY RETAIL - 1.9%
Boot Barn Holdings [1]	449,600	5,628,992
Tractor Supply	31,000	2,350,110

		7,979,102

TEXTILES, APPAREL & LUXURY GOODS - 1.5%
Carter’s	29,900	2,583,061
Columbia Sportswear	26,000	1,515,800
Gildan Activewear	82,666	2,097,236

		6,196,097

Total (Cost $29,175,380)		45,255,849

CONSUMER STAPLES – 2.7%
BEVERAGES - 0.4%
MGP Ingredients	34,000	1,699,320

FOOD & STAPLES RETAILING - 2.3%
Natural Grocers by Vitamin Cottage [1,4]	304,000	3,614,560
United Natural Foods [1,4]	125,617	5,994,443

		9,609,003

Total (Cost $12,623,354)		11,308,323

ENERGY – 7.8%
ENERGY EQUIPMENT & SERVICES - 4.5%
Dril-Quip [1,4]	53,000	3,182,650
Helmerich & Payne	57,000	4,411,800
Pason Systems	378,000	5,529,304
Unit Corporation [1]	204,200	5,486,854

		18,610,608

OIL, GAS & CONSUMABLE FUELS - 3.3%
†Centennial Resource Development [1,4]	220,000	4,338,400
Parsley Energy Cl. A [1]	142,000	5,004,080
†RSP Permian [1]	100,000	4,462,000

		13,804,480

Total (Cost $19,065,389)		32,415,088

FINANCIALS – 9.4%
BANKS - 5.1%
†Bank of the Ozarks	56,000	2,945,040
Enterprise Financial Services	187,500	8,062,500
Live Oak Bancshares	60,700	1,122,950
ServisFirst Bancshares	108,000	4,043,520
†TriState Capital Holdings [1]	234,057	5,172,660

		21,346,670

CAPITAL MARKETS - 4.3%
Financial Engines	153,800	5,652,150
Northern Trust	71,000	6,322,550
Oaktree Capital Group LLC Cl. A	55,800	2,092,500
WisdomTree Investments	335,200	3,734,128

		17,801,328

Total (Cost $24,772,068)		39,147,998

HEALTH CARE – 13.5%
BIOTECHNOLOGY - 4.2%
†Clovis Oncology [1,4]	76,000	3,375,920
Progenics Pharmaceuticals [1]	513,200	4,434,048
†Repligen [1,4]	98,000	3,020,360
Zealand Pharma [1,4]	454,799	6,847,749

		17,678,077

HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
AtriCure [1]	68,000	1,330,760
Inogen [1]	65,755	4,416,764
Penumbra [1]	1,000	63,800
†ZELTIQ Aesthetics [1,4]	125,000	5,440,000

		11,251,324

HEALTH CARE PROVIDERS & SERVICES - 2.7%
BioTelemetry [1]	269,709	6,027,996
†HealthEquity [1,4]	131,000	5,308,120

		11,336,116

HEALTH CARE TECHNOLOGY - 1.1%
HealthStream [1]	175,000	4,383,750

LIFE SCIENCES TOOLS & SERVICES - 1.8%
Cambrex Corporation [1]	43,500	2,346,825
NeoGenomics [1,4]	604,000	5,176,280

		7,523,105

PHARMACEUTICALS - 1.0%
†Heska Corporation [1]	44,000	3,150,400
Intersect ENT [1]	71,000	859,100

		4,009,500

Total (Cost $39,938,126)		56,181,872

INDUSTRIALS – 10.8%
AEROSPACE & DEFENSE - 1.2%
Mercury Systems [1]	169,749	5,129,815

AIR FREIGHT & LOGISTICS - 2.0%
†Atlas Air Worldwide Holdings [1]	74,000	3,859,100
Forward Air	93,000	4,406,340

		8,265,440

BUILDING PRODUCTS - 1.7%
DIRTT Environmental Solutions [1]	1,511,000	7,056,172

CONSTRUCTION & ENGINEERING - 0.9%
NV5 Global [1]	112,585	3,760,339

MACHINERY - 4.0%
Astec Industries	51,000	3,440,460
†KUKA	40,900	4,942,760
†Proto Labs [1,4]	20,000	1,027,000
Tennant Company	53,937	3,840,314
Woodward	50,000	3,452,500

		16,703,034

MARINE - 1.0%
Clarkson	149,976	4,016,015

Total (Cost $34,702,346)		44,930,815

74 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY – 28.9%
COMMUNICATIONS EQUIPMENT - 0.5%
Infinera Corporation [1]	230,233	$1,954,678

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.0%
†Airgain [1]	206,623	2,975,371
Cognex Corporation	20,000	1,272,400
Coherent [1]	48,000	6,594,480
ePlus [1]	64,000	7,372,800
Fabrinet [1]	81,000	3,264,300
FARO Technologies [1]	97,000	3,492,000
FLIR Systems	161,600	5,848,304
IPG Photonics [1]	47,444	4,683,198
†Knowles Corporation [1,4]	128,000	2,138,880
†OSI Systems [1]	49,000	3,729,880

		41,371,613

INTERNET SOFTWARE & SERVICES - 4.7%
†comScore [1,4]	117,071	3,697,102
†Q2 Holdings [1,4]	139,000	4,010,150
†Shopify Cl. A [1,4]	78,000	3,343,860
†Stamps.com [1]	38,000	4,356,700
2U [1,4]	131,348	3,960,142

		19,367,954

IT SERVICES - 1.5%
Unisys Corporation [1]	423,000	6,323,850

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
†CyberOptics Corporation [1]	129,000	3,366,900
Inphi Corporation [1]	76,000	3,391,120
Integrated Device Technology [1]	206,100	4,855,716
†M/A-COM Technology Solutions Holdings [1,4]	86,000	3,980,080

		15,593,816

SOFTWARE - 7.5%
†BroadSoft [1,4]	53,000	2,186,250
†8x8 [1]	75,000	1,072,500
†HubSpot [1]	44,000	2,068,000
†Materialise ADR [1,4]	197,000	1,510,990
Mobileye [1,4]	4,000	152,480
Paylocity Holding Corporation [1,4]	241,786	7,255,998
QAD Cl. A	213,000	6,475,200
RingCentral Cl. A [1]	150,000	3,090,000
†SecureWorks Corporation Cl. A [1]	210,288	2,226,950
Silver Spring Networks [1]	396,000	5,270,760

		31,309,128

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
Immersion Corporation [1]	376,595	4,003,205

Total (Cost $91,616,519)		119,924,244

MATERIALS – 6.6%
CHEMICALS - 2.6%
Albemarle Corporation	68,000	5,853,440
†Kraton Corporation [1]	178,000	5,069,440

		10,922,880

CONSTRUCTION MATERIALS - 2.5%
Eagle Materials	78,000	7,685,340
†Summit Materials Cl. A [1]	107,780	2,564,086

		10,249,426

METALS & MINING - 1.5%
Orocobre [1]	1,985,000	6,460,024

Total (Cost $20,750,750)		27,632,330

REAL ESTATE – 1.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.6%
†Community Healthcare Trust	128,000	2,947,840
CyrusOne	78,000	3,488,940

Total (Cost $5,135,970)		6,436,780

TELECOMMUNICATION SERVICES – 0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
ORBCOMM [1]	398,000	3,291,460

Total (Cost $2,361,027)		3,291,460

MISCELLANEOUS[2] – 4.8%

Total (Cost $19,416,916)		20,111,420

TOTAL COMMON STOCKS

(Cost $299,557,845)		406,636,179

REPURCHASE AGREEMENT – 2.8%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$11,780,039 (collateralized by obligations of various U.S. Government Agencies, 2.00%
due 2/15/25, valued at $12,019,622)

(Cost $11,780,000)		11,780,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 9.5%
U.S. Treasury Bills
due 1/12/17-4/27/17	$5,099,420	5,099,201
U.S. Treasury Bonds
0.75%-4.75%
due 1/15/28-5/15/46	1,110,844	1,112,262
U.S. Treasury Notes
0.125%-3.625%
due 4/15/17-5/15/26	8,629,946	8,658,133
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.3947%)		24,364,807

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $39,234,403)		39,234,403

TOTAL INVESTMENTS – 110.1%

(Cost $350,572,248)		457,650,582

LIABILITIES LESS CASH AND OTHER ASSETS – (10.1)%		(41,935,969)

NET ASSETS – 100.0%		$415,714,613

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 75

Schedules of Investments

Royce Special Equity Fund
Common Stocks – 88.6%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 37.9%
AUTO COMPONENTS - 8.0%
†Cooper Tire & Rubber	990,000	$38,461,500
†Gentex Corporation	1,067,000	21,009,230
Standard Motor Products [6]	1,295,000	68,919,900

		128,390,630

AUTOMOBILES - 2.0%
Winnebago Industries	1,040,000	32,916,000

DIVERSIFIED CONSUMER SERVICES - 3.1%
Capella Education [6]	577,700	50,722,060

HOTELS, RESTAURANTS & LEISURE - 0.4%
Bowl America Cl. A [6]	343,000	5,916,750

HOUSEHOLD DURABLES - 8.4%
Bassett Furniture Industries [6]	735,000	22,344,000
CSS Industries [6]	885,000	23,956,950
Ethan Allen Interiors	365,000	13,450,250
Flexsteel Industries [6]	536,000	33,055,120
Hooker Furniture [6]	1,110,000	42,124,500

		134,930,820

LEISURE PRODUCTS - 1.0%
†Brunswick Corporation	290,000	15,816,600

MEDIA - 8.6%
Meredith Corporation	1,041,600	61,610,640
Scholastic Corporation	1,620,000	76,933,800

		138,544,440

SPECIALTY RETAIL - 6.4%
Children’s Place	810,000	81,769,500
Haverty Furniture	920,000	21,804,000

		103,573,500

Total (Cost $393,124,264)		610,810,800

CONSUMER STAPLES – 6.9%
FOOD & STAPLES RETAILING - 4.6%
Weis Markets	1,090,000	72,855,600

FOOD PRODUCTS - 2.2%
†John B. Sanfilippo & Son	507,500	35,722,925

HOUSEHOLD PRODUCTS - 0.1%
†Oil-Dri Corporation of America	52,000	1,986,920

Total (Cost $69,463,924)		110,565,445

INDUSTRIALS – 21.0%
AEROSPACE & DEFENSE - 3.0%
National Presto Industries [6]	450,000	47,880,000

BUILDING PRODUCTS - 1.2%
Insteel Industries	560,000	19,958,400

COMMERCIAL SERVICES & SUPPLIES - 6.9%
Herman Miller	840,000	28,728,000
UniFirst Corporation	574,000	82,455,100

		111,183,100

ELECTRICAL EQUIPMENT - 3.8%
Hubbell Cl. B	525,000	61,267,500

MACHINERY - 3.0%
Hurco Companies [6]	525,000	17,377,500
†Kadant	252,200	15,434,640
†Wabash National [1]	925,000	14,633,500

		47,445,640

PROFESSIONAL SERVICES - 2.9%
Kelly Services Cl. A	715,200	16,392,384
†Resources Connection	1,580,000	30,415,000

		46,807,384

TRADING COMPANIES & DISTRIBUTORS - 0.2%
Central Steel & Wire [3]	6,421	2,823,635

Total (Cost $185,056,633)		337,365,659

INFORMATION TECHNOLOGY – 14.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.9%
AVX Corporation	5,650,000	88,309,500
Park Electrochemical [6]	1,950,000	36,367,500
Vishay Intertechnology	1,190,000	19,278,000

		143,955,000

IT SERVICES - 1.8%
Computer Services [3,6]	739,862	28,743,639

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
Teradyne	2,291,500	58,204,100

Total (Cost $182,961,859)		230,902,739

MATERIALS – 6.9%
CHEMICALS - 1.3%
Hawkins	391,900	21,143,005

METALS & MINING - 2.1%
Kaiser Aluminum	448,000	34,805,120

PAPER & FOREST PRODUCTS - 3.5%
Neenah Paper	655,100	55,814,520

Total (Cost $74,301,228)		111,762,645

REAL ESTATE – 1.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
Marcus & Millichap [1]	936,680	25,028,089

Total (Cost $24,915,138)		25,028,089

TOTAL COMMON STOCKS

(Cost $929,823,046)		1,426,435,377

REPURCHASE AGREEMENT – 12.2%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$196,543,655 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $200,477,663)

(Cost $196,543,000)		196,543,000

TOTAL INVESTMENTS – 100.8%

(Cost $1,126,366,046)		1,622,978,377

LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%		(12,997,638)

NET ASSETS – 100.0%		$1,609,980,739

76 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Special Equity Multi-Cap Fund
Common Stocks – 90.5%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 22.0%
DISTRIBUTORS - 7.1%
Genuine Parts	85,000	$8,120,900

HOTELS, RESTAURANTS & LEISURE - 2.3%
†McDonald’s	21,500	2,616,980

HOUSEHOLD DURABLES - 1.4%
†Leggett & Platt	33,000	1,613,040

SPECIALTY RETAIL - 8.6%
Dicks Sporting Goods	138,500	7,354,350
†Lowe’s Companies	35,500	2,524,760

		9,879,110

TEXTILES, APPAREL & LUXURY GOODS - 2.6%
VF Corporation	56,000	2,987,600

Total (Cost $22,130,735)		25,217,630

CONSUMER STAPLES – 5.6%
FOOD PRODUCTS - 1.8%
Hormel Foods	58,500	2,036,385

HOUSEHOLD PRODUCTS - 3.8%
Kimberly-Clark	20,100	2,293,812
†Procter & Gamble	25,500	2,144,040

		4,437,852

Total (Cost $6,717,683)		6,474,237

FINANCIALS – 0.5%
INSURANCE - 0.5%
†Brown & Brown	13,000	583,180

Total (Cost $582,869)		583,180

INDUSTRIALS – 48.4%
AEROSPACE & DEFENSE - 4.7%
†General Dynamics	16,500	2,848,890
United Technologies	23,500	2,576,070

		5,424,960

AIR FREIGHT & LOGISTICS - 0.9%
†Expeditors International of Washington	20,000	1,059,200

ELECTRICAL EQUIPMENT - 4.0%
Emerson Electric	21,500	1,198,625
Rockwell Automation	25,000	3,360,000

		4,558,625

INDUSTRIAL CONGLOMERATES - 2.8%
†Carlisle Companies	16,250	1,792,213
3M	7,700	1,374,989

		3,167,202

MACHINERY - 20.4%
Cummins	10,000	1,366,700
Illinois Tool Works	65,000	7,959,900
Lincoln Electric Holdings	36,000	2,760,120
Parker Hannifin	50,000	7,000,000
†Snap-on	10,600	1,815,462
†Stanley Black & Decker	22,100	2,534,649

		23,436,831

PROFESSIONAL SERVICES - 11.1%
ManpowerGroup	99,000	8,798,130
Robert Half International	79,500	3,878,010

		12,676,140

TRADING COMPANIES & DISTRIBUTORS - 4.5%
Grainger (W.W.)	22,200	5,155,950

Total (Cost $42,547,172)		55,478,908

INFORMATION TECHNOLOGY – 12.3%
COMMUNICATIONS EQUIPMENT - 3.7%
Cisco Systems	140,000	4,230,800

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 8.6%
Apple	85,000	9,844,700

Total (Cost $10,303,178)		14,075,500

MATERIALS – 1.7%
CHEMICALS - 1.7%
†NewMarket Corporation	4,500	1,907,280

Total (Cost $1,891,336)		1,907,280

TOTAL COMMON STOCKS

(Cost $84,172,973)		103,736,735

REPURCHASE AGREEMENT – 13.4%

Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$15,373,051 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $15,681,870)

(Cost $15,373,000)		15,373,000

TOTAL INVESTMENTS – 103.9%

(Cost $99,545,973)		119,109,735

LIABILITIES LESS CASH AND OTHER ASSETS – (3.9)%		(4,432,051)

NET ASSETS – 100.0%		$114,677,684

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 77

Schedules of Investments

Royce Total Return Fund
Common Stocks – 98.7%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 12.6%
AUTO COMPONENTS - 1.8%
Gentex Corporation	1,774,388	$34,937,700
Nokian Renkaat	165,800	6,180,102
Standard Motor Products	94,006	5,002,999
STRATTEC SECURITY	95,334	3,841,960

		49,962,761

AUTOMOBILES - 1.5%
Thor Industries	425,732	42,594,487
Winnebago Industries	47,139	1,491,949

		44,086,436

DISTRIBUTORS - 0.3%
Weyco Group	271,800	8,507,340

DIVERSIFIED CONSUMER SERVICES - 0.1%
Capella Education	34,401	3,020,408

HOTELS, RESTAURANTS & LEISURE - 0.1%
Brinker International	40,627	2,012,255
Cheesecake Factory	33,437	2,002,208

		4,014,463

HOUSEHOLD DURABLES - 1.3%
Ethan Allen Interiors	754,299	27,795,918
Flexsteel Industries	98,592	6,080,169
La-Z-Boy	75,020	2,329,371

		36,205,458

INTERNET & DIRECT MARKETING RETAIL - 0.3%
HSN	57,722	1,979,864
PetMed Express	309,600	7,142,472

		9,122,336

MEDIA - 1.2%
Meredith Corporation	267,300	15,810,795
Saga Communications Cl. A	179,919	9,049,926
Wiley (John) & Sons Cl. A	174,239	9,496,025

		34,356,746

MULTILINE RETAIL - 0.7%
Big Lots	38,196	1,917,821
Dillard’s Cl. A	265,641	16,653,034

		18,570,855

SPECIALTY RETAIL - 4.1%
Aaron’s	38,834	1,242,300
American Eagle Outfitters	1,248,605	18,941,338
Buckle (The)	630,019	14,364,433
Caleres	61,262	2,010,619
Cato Corporation (The) Cl. A	587,009	17,657,231
Children’s Place	38,782	3,915,043
DSW Cl. A	738,409	16,724,964
GameStop Corporation Cl. A	86,900	2,195,094
Genesco [1]	177,002	10,991,824
Monro Muffler Brake	162,000	9,266,400
Shoe Carnival	541,538	14,610,695
Stein Mart	690,234	3,782,482

		115,702,423

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Columbia Sportswear	104,358	6,084,071
J.G. Boswell Company [3]	1,170	716,040
Movado Group	411,928	11,842,930
Steven Madden [1]	245,038	8,760,109
Wolverine World Wide	321,000	7,045,950

		34,449,100

Total (Cost $266,324,808)		357,998,326

CONSUMER STAPLES – 3.7%
BEVERAGES - 0.2%
Compania Cervecerias Unidas ADR	254,400	5,337,312

FOOD & STAPLES RETAILING - 0.5%
Village Super Market Cl. A	484,713	14,977,631

FOOD PRODUCTS - 2.8%
Cal-Maine Foods	30,396	1,342,744
Farmer Bros. [1]	352,800	12,947,760
Flowers Foods	323,500	6,460,295
Fresh Del Monte Produce	225,900	13,696,317
Hershey Creamery [3]	806	2,156,050
Lancaster Colony	121,500	17,178,885
Sanderson Farms	23,234	2,189,572
Tootsie Roll Industries	604,075	24,011,981

		79,983,604

HOUSEHOLD PRODUCTS - 0.1%
WD-40 Company	18,378	2,148,388

PERSONAL PRODUCTS - 0.1%
Nu Skin Enterprises Cl. A	35,100	1,677,078

Total (Cost $63,282,762)		104,124,013

ENERGY – 3.2%
ENERGY EQUIPMENT & SERVICES - 2.6%
Atwood Oceanics [1,4]	248,050	3,256,897
CARBO Ceramics [1]	83,900	877,594
Diamond Offshore Drilling [1,4]	177,014	3,133,148
Helmerich & Payne	138,170	10,694,358
Pason Systems	1,034,400	15,130,984
SEACOR Holdings [1]	444,390	31,676,119
TGS-NOPEC Geophysical	393,890	8,735,527

		73,504,627

OIL, GAS & CONSUMABLE FUELS - 0.6%
Boardwalk Pipeline Partners L.P.	184,100	3,195,976
Dorchester Minerals L.P.	251,420	4,412,421
Permian Basin Royalty Trust	762,845	5,881,535
San Juan Basin Royalty Trust	408,230	2,702,483

		16,192,415

Total (Cost $75,954,211)		89,697,042

FINANCIALS – 25.4%
BANKS - 7.0%
Ames National	342,640	11,307,120
Associated Banc-Corp	475,800	11,752,260
Bank of Hawaii	312,001	27,671,369
BLOM Bank GDR	252,000	2,746,800
BOK Financial	341,668	28,372,111
Camden National	350,073	15,560,745
Canadian Western Bank	626,500	14,157,085
City Holding Company	185,287	12,525,401
CNB Financial	293,762	7,855,196
Codorus Valley Bancorp	36,977	1,057,542
Farmers & Merchants Bank of Long Beach [3]	479	3,257,200
First Citizens BancShares Cl. A	79,726	28,302,730

78 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
First National Bank Alaska [3]	3,010	$5,192,250
Landmark Bancorp	1,610	45,128
National Bankshares	156,752	6,810,874
Northrim BanCorp	208,777	6,597,353
Peapack-Gladstone Financial	533,758	16,482,447

		199,693,611

CAPITAL MARKETS - 7.5%
AllianceBernstein Holding L.P.	417,400	9,788,030
Apollo Global Management LLC Cl. A	449,200	8,696,512
Ares Management L.P.	327,300	6,284,160
Artisan Partners Asset Management Cl. A	156,800	4,664,800
Ashmore Group	2,982,700	10,407,619
Associated Capital Group Cl. A	196,962	6,470,202
Bolsa Mexicana de Valores	5,620,000	7,390,438
Cohen & Steers	323,237	10,860,763
Coronation Fund Managers	526,000	2,686,903
Edmond de Rothschild (Suisse)	244	3,353,285
Egyptian Financial Group-Hermes Holding
Company [1]	1,182,708	1,651,747
Federated Investors Cl. B	842,982	23,839,531
Fifth Street Finance	289,100	1,552,467
Fortress Investment Group LLC Cl. A	474,780	2,307,431
GAMCO Investors Cl. A	259,856	8,026,952
KKR & Co. L.P.	1,384,600	21,308,994
Moelis & Company Cl. A	495,784	16,807,078
Morningstar	33,501	2,464,333
MVC Capital	457,800	3,927,924
Och-Ziff Capital Management Group LLC Cl. A [1]	655,400	2,169,374
Oppenheimer Holdings Cl. A	120,500	2,241,300
Rothschild & Co	560,575	15,159,962
Teton Advisors Cl. A [3]	1,297	53,177
TMX Group	374,800	19,964,768
Value Partners Group	11,207,500	8,915,458
Vontobel Holding	72,600	3,809,876
Waddell & Reed Financial Cl. A	102,281	1,995,502
Westwood Holdings Group	83,029	4,980,910

		211,779,496

CONSUMER FINANCE - 0.1%
Nelnet Cl. A	46,516	2,360,687

DIVERSIFIED FINANCIAL SERVICES - 0.1%
First Pacific	713,200	498,135
Leucadia National	136,559	3,174,997
Sofina	2,900	382,170

		4,055,302

INSURANCE - 9.2%
Alleghany Corporation [1]	51,300	31,196,556
American Financial Group	108,400	9,552,208
Assured Guaranty	299,500	11,312,115
Baldwin & Lyons Cl. B	268,138	6,757,077
Cincinnati Financial	136,100	10,309,575
E-L Financial	72,988	39,683,640
Employers Holdings	113,163	4,481,255
Erie Indemnity Cl. A	362,400	40,751,880
First American Financial	81,800	2,996,334
Gallagher (Arthur J.) & Co.	262,200	13,623,912
HCI Group	58,612	2,314,002
Horace Mann Educators	19,300	826,040
Infinity Property & Casualty	12,143	1,067,370
Markel Corporation [1]	19,900	17,999,550
Mercury General	116,600	7,020,486
National Western Life Group Cl. A	8,700	2,703,960
Old Republic International	567,700	10,786,300
ProAssurance Corporation	175,400	9,857,480
Reinsurance Group of America	134,284	16,896,956
RLI Corp.	136,280	8,603,356
Selective Insurance Group	27,078	1,165,708
State Auto Financial	180,203	4,831,242
United Fire Group	28,417	1,397,264
United Insurance Holdings	69,891	1,058,150
Universal Insurance Holdings	97,500	2,769,000
White Mountains Insurance Group	2,434	2,034,946

		261,996,362

INVESTMENT COMPANIES - 0.1%
RIT Capital Partners	92,000	2,133,173

THRIFTS & MORTGAGE FINANCE - 1.4%
Genworth MI Canada	870,120	21,813,756
Southern Missouri Bancorp	18,691	661,288
Timberland Bancorp	59,171	1,222,473
TrustCo Bank Corp. NY	1,794,587	15,702,636

		39,400,153

Total (Cost $442,549,387)		721,418,784

HEALTH CARE – 4.8%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
Analogic Corporation	208,200	17,270,190
Atrion Corporation	9,284	4,708,845
Hill-Rom Holdings	302,000	16,954,280
Meridian Bioscience	116,928	2,069,625
Teleflex	154,200	24,849,330

		65,852,270

HEALTH CARE PROVIDERS & SERVICES - 2.4%
Aceto Corporation	477,945	10,500,452
Chemed Corporation	40,888	6,558,844
Ensign Group (The)	137,176	3,046,679
Landauer [6]	496,600	23,886,460
Owens & Minor	608,600	21,477,494
U.S. Physical Therapy	17,325	1,216,215

		66,686,144

HEALTH CARE TECHNOLOGY - 0.0%
Computer Programs and Systems	25,726	607,134

PHARMACEUTICALS - 0.1%
Recordati	106,000	3,002,404

Total (Cost $73,744,301)		136,147,952

INDUSTRIALS – 25.1%
AEROSPACE & DEFENSE - 1.6%
HEICO Corporation	217,243	16,760,298
HEICO Corporation Cl. A	438,466	29,771,841

		46,532,139

AIR FREIGHT & LOGISTICS - 1.3%
C. H. Robinson Worldwide	218,300	15,992,658
Expeditors International of Washington	414,100	21,930,736

		37,923,394

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 79

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
BUILDING PRODUCTS - 1.1%
A. O. Smith Corporation	405,100	$19,181,485
Apogee Enterprises	210,982	11,300,196

		30,481,681

COMMERCIAL SERVICES & SUPPLIES - 3.9%
ABM Industries	492,800	20,125,952
Deluxe Corporation	34,487	2,469,614
Ennis	122,071	2,117,932
HNI Corporation	340,584	19,045,457
Kimball International Cl. B	949,273	16,669,234
McGrath RentCorp	308,800	12,101,872
MSA Safety	170,212	11,800,798
Ritchie Bros. Auctioneers	732,120	24,892,080
UniFirst Corporation	21,516	3,090,773

		112,313,712

CONSTRUCTION & ENGINEERING - 1.0%
Comfort Systems USA	429,681	14,308,377
EMCOR Group	57,368	4,059,360
KBR	424,100	7,078,229
Valmont Industries	14,500	2,043,050

		27,489,016

ELECTRICAL EQUIPMENT - 1.8%
Hubbell Cl. B	238,900	27,879,630
LSI Industries	963,201	9,381,578
Preformed Line Products	226,179	13,145,523

		50,406,731

INDUSTRIAL CONGLOMERATES - 0.5%
Raven Industries	549,926	13,858,135

MACHINERY - 9.3%
Alamo Group	112,114	8,531,875
American Railcar Industries	182,300	8,256,367
CLARCOR	97,000	7,999,590
Federal Signal	450,793	7,036,879
Franklin Electric	658,600	25,619,540
Gorman-Rupp Company (The)	490,755	15,188,867
Kadant	25,300	1,548,360
Lincoln Electric Holdings	158,300	12,136,861
Lindsay Corporation	160,649	11,986,022
Miller Industries	408,895	10,815,273
Mueller (Paul) Company [1,3,6]	112,500	3,127,500
Mueller Industries	373,448	14,922,982
Nordson Corporation	235,700	26,410,185
Standex International	45,026	3,955,534
Starrett (L.S.) Company (The) Cl. A [6]	491,000	4,566,300
Sun Hydraulics	197,448	7,891,997
Tennant Company	524,696	37,358,355
Timken Company (The)	27,550	1,093,735
Trinity Industries	606,162	16,827,057
Woodward	546,800	37,756,540

		263,029,819

MARINE - 0.7%
Clarkson	756,200	20,249,310

PROFESSIONAL SERVICES - 3.3%
CEB	195,100	11,823,060
Exponent	63,352	3,820,126
Heidrick & Struggles International	130,569	3,153,241
Kelly Services Cl. A	418,500	9,592,020
Korn/Ferry International	570,518	16,790,345
ManpowerGroup	384,352	34,157,362
Resources Connection	5,600	107,800
Robert Half International	320,030	15,611,063

		95,055,017

ROAD & RAIL - 0.3%
Werner Enterprises	275,887	7,435,155

TRADING COMPANIES & DISTRIBUTORS - 0.3%
Applied Industrial Technologies	48,200	2,863,080
Houston Wire & Cable	702,461	4,565,997

		7,429,077

Total (Cost $314,794,767)		712,203,186

INFORMATION TECHNOLOGY – 6.6%
COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN	141,729	3,167,643
Bel Fuse Cl. A	21,550	545,430
TESSCO Technologies	267,933	3,483,129

		7,196,202

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.6%
AVX Corporation	933,595	14,592,090
Cognex Corporation	248,905	15,835,336
Kimball Electronics [1]	523,750	9,532,250
Littelfuse	9,600	1,456,992
Methode Electronics	699,605	28,928,667
National Instruments	267,274	8,237,385
Systemax	218,200	1,913,614
Vishay Intertechnology	1,336,907	21,657,893

		102,154,227

IT SERVICES - 0.2%
Forrester Research	41,304	1,774,007
MAXIMUS	74,633	4,163,775

		5,937,782

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
MKS Instruments	392,740	23,328,756
Power Integrations	21,404	1,452,261
Tessera Holding Corporation	62,290	2,753,218

		27,534,235

SOFTWARE - 0.9%
Ebix	79,997	4,563,829
Fair Isaac	140,100	16,702,722
Pegasystems	85,809	3,089,124

		24,355,675

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
Diebold Nixdorf	794,818	19,989,673

Total (Cost $115,024,272)		187,167,794

MATERIALS – 12.0%
CHEMICALS - 6.2%
Albemarle Corporation	347,100	29,878,368
Balchem Corporation	523,049	43,894,272
Cabot Corporation	350,400	17,709,216
Chase Corporation	275,655	23,030,975
FutureFuel Corporation	182,159	2,532,010
Innospec	31,413	2,151,791
Quaker Chemical	391,429	50,079,426

80 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Total Return Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
CHEMICALS (continued)
Umicore	104,600	$5,953,727

		175,229,785

CONSTRUCTION MATERIALS - 0.4%
Ash Grove Cement [3]	38,210	9,934,600

CONTAINERS & PACKAGING - 2.5%
AptarGroup	111,300	8,174,985
Bemis Company	364,500	17,430,390
Greif Cl. A	456,144	23,404,749
Mayr-Melnhof Karton	57,800	6,126,364
Sonoco Products	315,678	16,636,231

		71,772,719

METALS & MINING - 2.1%
Agnico Eagle Mines	63,600	2,671,200
Alamos Gold Cl. A	231,300	1,595,232
Allegheny Technologies [4]	234,446	3,734,725
Ampco-Pittsburgh	144,906	2,427,176
Carpenter Technology	154,075	5,572,893
Commercial Metals	129,960	2,830,529
Ferroglobe	549,203	5,947,868
Ferroglobe (Warranty Insurance Trust) [1,5]	569,803	0
Franco-Nevada Corporation	84,800	5,067,648
Gold Fields ADR	1,433,843	4,315,867
Reliance Steel & Aluminum	29,300	2,330,522
Schnitzer Steel Industries Cl. A	259,982	6,681,537
Worthington Industries	361,100	17,130,584

		60,305,781

PAPER & FOREST PRODUCTS - 0.8%
Deltic Timber	156,100	12,030,627
Domtar Corporation	113,300	4,422,099
Neenah Paper	37,800	3,220,560
Pope Resources L.P.	13,400	887,080
Resolute Forest Products [1]	96,400	515,740
Schweitzer-Mauduit International	38,900	1,771,117

		22,847,223

Total (Cost $151,806,684)		340,090,108

REAL ESTATE – 0.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.1%
Lexington Realty Trust	392,306	4,236,905

Total (Cost $2,195,029)		4,236,905

TELECOMMUNICATION SERVICES – 1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
ATN International	200,826	16,092,188

WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Telephone and Data Systems	509,990	14,723,411

Total (Cost $16,863,030)		30,815,599

UTILITIES – 1.8%
ELECTRIC UTILITIES - 0.3%
ALLETE	159,567	10,242,606

WATER UTILITIES - 1.5%
Aqua America	485,107	14,572,614
SJW	385,900	21,602,682
York Water	160,630	6,136,066

		42,311,362

Total (Cost $20,489,050)		52,553,968

MISCELLANEOUS[2] – 2.3%

Total (Cost $58,986,053)		66,309,366

TOTAL COMMON STOCKS

(Cost $1,602,014,354)		2,802,763,043

	PRINCIPAL
	AMOUNT

CORPORATE BOND – 0.1%
Unit Corporation 6.625% due 5/15/21

(Cost $3,358,120)	$4,077,000	3,954,690

REPURCHASE AGREEMENT – 1.7%

Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$48,674,162 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $49,647,668)

(Cost $48,674,000)		48,674,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%
U.S. Treasury Bills
due 1/12/17-4/20/17	35,850	35,850
U.S. Treasury Bonds
0.75%-8.125%
due 8/15/19-5/15/46	394,683	396,710
U.S. Treasury Notes
0.125%-3.625%
due 4/15/17-7/15/26	1,410,253	1,413,882
U.S. Treasury Notes - Floating Rate
due 7/31/17	15,560	15,560
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.3947%)		7,063,323

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $8,925,325)		8,925,325

TOTAL INVESTMENTS – 100.8%

(Cost $1,662,971,799)		2,864,317,058

LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%		(23,775,645)

NET ASSETS – 100.0%		$2,840,541,413

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 81

Schedules of Investments	December 31, 2016

†	New additions in 2016.
[1]	Non-income producing.
[2]	Includes securities first acquired in 2016 and less than 1% of net assets.
[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	All or a portion of these securities were on loan at December 31, 2016.
[5]
Securities for which market quotations are not readily available represent 0.0%, 0.4% and 0.0% of net assets for Royce Low-Priced Stock Fund, Royce Micro-Cap Fund and Royce Total Return Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]
At December 31, 2016, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2016, market value.

82 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Assets and Liabilities	December 31, 2016

		Royce Global
	Royce Dividend	Financial Services	Royce Heritage	Royce International
	Value Fund	Fund	Fund	Micro-Cap Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$214,683,300	$47,944,624	$182,640,699	$5,594,968

Repurchase agreements (at cost and value)	3,414,000	1,383,000	47,278,000	501,000

Cash and foreign currency	876	110	933	1,418

Receivable for investments sold	392,671	–	1,144,241	11,721

Receivable for capital shares sold	337,116	1,027,167	44,103	55

Receivable for dividends and interest	272,694	73,689	196,276	4,242

Prepaid expenses and other assets	1,410	298	1,264	36

Total Assets	219,102,067	50,428,888	231,305,516	6,113,440

LIABILITIES:
Payable for collateral on loaned securities	–	–	1,563,260	–

Payable for investments purchased	516,390	–	3,041,634	1,029

Payable for capital shares redeemed	855,290	229,570	97,724	11,181

Payable for investment advisory fees	152,609	33,418	165,324	600

Payable for trustees’ fees	6,562	1,261	5,936	157

Accrued expenses	166,869	61,856	123,483	40,781

Total Liabilities	1,697,720	326,105	4,997,361	53,748

Net Assets	$217,404,347	$50,102,783	$226,308,155	$6,059,692

ANALYSIS OF NET ASSETS:
Paid-in capital	$158,304,308	$44,669,829	$179,510,455	$6,777,666

Undistributed net investment income (loss)	493,362	24,145	(12,969)	(15,542)

Accumulated net realized gain (loss) on investments and foreign currency	8,415,042	(628,200)	8,307,625	(484,785)

Net unrealized appreciation (depreciation) on investments and foreign currency	50,191,635	6,037,009	38,503,044	(217,647)

Net Assets	$217,404,347	$50,102,783	$226,308,155	$6,059,692

Investment Class	$99,462,410		$88,377,816

Service Class	115,546,736	$43,628,890	120,253,613	$6,059,692

Consultant Class	1,572,498		11,643,493

Institutional Class	822,703	6,473,893

R Class			1,944,794

K Class			4,088,439

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	13,858,606		6,037,025

Service Class	15,759,163	4,875,951	8,236,323	607,332

Consultant Class	187,410		1,115,699

Institutional Class	115,985	566,413

R Class			203,897

K Class			423,613

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$7.18		$14.64

Service Class[1]	7.33	$8.95	14.60	$9.98

Consultant Class[2]	8.39		10.44

Institutional Class[3]	7.09	11.43

R Class[3]			9.54

K Class[3]			9.65

Investments at identified cost	$164,487,117	$41,905,177	$144,133,713	$5,812,591

Market value of loaned securities	–	–	1,542,656	–

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Micro-Cap Fund), payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 83

Statements of Assets and Liabilities

	Royce International	Royce International	Royce Low-Priced	Royce Micro-Cap
	Premier Fund	Small-Cap Fund	Stock Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$61,593,095	$6,911,079	$321,304,743	$231,056,240

Repurchase agreements (at cost and value)	1,475,000	398,000	14,544,000	21,137,000

Cash and foreign currency	33	865	19,847	272

Receivable for investments sold	385,964	–	220,468	69,136

Receivable for capital shares sold	231,925	194	58,298	374,488

Receivable for dividends and interest	315,200	32,951	237,969	440,293

Prepaid expenses and other assets	645	72	196	1,044

Total Assets	64,001,862	7,343,161	336,385,521	253,078,473

LIABILITIES:

Payable for collateral on loaned securities	–	–	14,191,767	7,076,975

Payable for investments purchased	–	–	1,078,050	272,507

Payable for capital shares redeemed	140,015	42,865	963,340	1,541,944

Payable for investment advisory fees	42,706	–	275,410	263,079

Payable for trustees’ fees	3,091	350	7,545	6,431

Accrued expenses	161,157	42,534	679,410	221,901

Deferred capital gains tax	54,756	933	–	–

Total Liabilities	401,725	86,682	17,195,522	9,382,837

Net Assets	$63,600,137	$7,256,479	$319,189,999	$243,695,636

ANALYSIS OF NET ASSETS:
Paid-in capital	$134,706,483	$12,476,190	$258,673,526	$193,502,253

Undistributed net investment income (loss)	(919,994)	(34,767)	(517,803)	(888,336)

Accumulated net realized gain (loss) on investments and foreign currency	(71,881,965)	(4,826,341)	5,984,688	8,204,838

Net unrealized appreciation (depreciation) on investments and foreign currency	1,695,613	(358,603)	55,049,588	42,876,881

Net Assets	$63,600,137	$7,256,479	$319,189,999	$243,695,636

Investment Class	$19,556,575	$980,604	$22,851,822	$192,730,512

Service Class	38,883,891	4,049,918	281,873,618	17,342,755

Consultant Class	5,085,625			33,622,369

Institutional Class		2,225,957	12,335,786

R Class	51,230		1,035,697

K Class	22,816		1,093,076

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,071,859	139,034	2,765,613	16,163,749

Service Class	3,458,832	453,061	34,233,269	1,483,462

Consultant Class	414,609			3,572,676

Institutional Class		306,801	1,490,456

R Class	5,657		132,662

K Class	2,551		760,899

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$9.44	$7.05	$8.26	$11.92

Service Class[1]	11.24	8.94	8.23	11.69

Consultant Class[2]	12.27			9.41

Institutional Class[3]		7.26	8.28

R Class[3]	9.06		7.81

K Class[3]	8.95		1.44

Investments at identified cost	$59,796,548	$7,264,678	$266,255,079	$188,162,288

Market value of loaned securities	–	–	13,831,468	6,752,098

[1]
Offering and redemption price per share; shares held less than 30 days may be subject to a 2% redemption fee, or a 1% redemption fee (Royce Low-Priced Stock Fund and Royce Micro-Cap Fund), payable to the Fund.

[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

84 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

	Royce Micro-Cap	Royce Opportunity	Royce Pennsylvania	Royce Premier
	Opportunity Fund	Fund	Mutual Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$43,741,472	$1,460,469,834	$2,421,015,281	$2,244,920,331

Affiliated Companies	–	21,914,309	26,754,411	–

Repurchase agreements (at cost and value)	2,609,000	105,163,000	21,856,000	24,420,000

Cash and foreign currency	493	809	142,501	292,901

Receivable for investments sold	168,127	6,528,235	12,036,431	–

Receivable for capital shares sold	32,985	1,057,090	1,205,367	1,444,562

Receivable for dividends and interest	4,865	665,267	4,276,707	2,697,497

Prepaid expenses and other assets	246	7,768	2,324,744	11,758

Total Assets	46,557,188	1,595,806,312	2,489,611,442	2,273,787,049

LIABILITIES:

Payable for collateral on loaned securities	–	109,417,922	37,026,755	6,380,826

Payable for investments purchased	322,731	4,073,810	6,817,626	–

Payable for capital shares redeemed	28,582	5,133,182	3,032,599	4,653,410

Payable for investment advisory fees	39,250	1,263,575	1,602,601	1,951,025

Payable for trustees’ fees	1,009	36,822	69,750	61,020

Accrued expenses	35,807	489,065	1,233,679	1,605,791

Total Liabilities	427,379	120,414,376	49,783,010	14,652,072

Net Assets	$46,129,809	$1,475,391,936	$2,439,828,432	$2,259,134,977

ANALYSIS OF NET ASSETS:
Paid-in capital	$40,620,351	$1,246,132,374	$1,366,762,149	$1,041,557,492

Undistributed net investment income (loss)	–	(443,702)	(1,728,050)	214,996

Accumulated net realized gain (loss) on investments and foreign currency	(1,452,953)	10,687,547	72,395,385	73,695,161

Net unrealized appreciation (depreciation) on investments and foreign currency	6,962,411	219,015,717	1,002,398,948	1,143,667,328

Net Assets	$46,129,809	$1,475,391,936	$2,439,828,432	$2,259,134,977

Investment Class	$45,135,052	$751,183,748	$1,671,848,347	$1,768,580,134

Service Class	994,757	73,516,750	100,597,685	46,549,566

Consultant Class		21,116,241	402,114,340	31,352,961

Institutional Class		583,974,848	245,008,768	250,825,986

W Class				147,937,138

R Class		38,902,657	17,059,080	13,889,192

K Class		6,697,692	3,200,212

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,625,755	58,455,252	151,683,883	113,997,662

Service Class	114,851	6,118,435	9,117,469	3,076,862

Consultant Class		1,972,272	45,195,274	2,516,352

Institutional Class		44,630,693	22,200,214	15,957,281

W Class				9,503,119

R Class		3,334,141	1,634,762	959,567

K Class		632,095	351,179

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$17.19	$12.85	$11.02	$15.51

Service Class[1]	8.66	12.02	11.03	15.13

Consultant Class[2]		10.71	8.90	12.46

Institutional Class[3]		13.08	11.04	15.72

W Class[3]				15.57

R Class[3]		11.67	10.44	14.47

K Class[3]		10.60	9.11

Investments at identified cost	$36,779,061	$1,263,368,426	$1,445,367,005	$1,101,028,657

Market value of loaned securities	–	104,843,754	36,097,576	6,220,083

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 85

Statements of Assets and Liabilities

			Royce Smaller-
	Royce Small-Cap	Royce Small-Cap	Companies Growth	Royce Special Equity
	Leaders Fund	Value Fund	Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$96,389,659	$412,165,438	$445,870,582	$1,049,027,458

Affiliated Companies	–	–	–	377,407,919

Repurchase agreements (at cost and value)	5,226,000	48,392,000	11,780,000	196,543,000

Cash and foreign currency	18,460	677	41,542	1,000

Receivable for investments sold	–	6,263,614	–	454,509

Receivable for capital shares sold	160,849	65,533	267,484	2,634,716

Receivable for dividends and interest	57,460	963,403	125,823	1,477,238

Prepaid expenses and other assets	329	2,347	2,111	7,935

Total Assets	101,852,757	467,853,012	458,087,542	1,627,553,775

LIABILITIES:

Payable for collateral on loaned securities	–	9,656,023	39,234,403	–

Payable for investments purchased	444,766	5,578,691	53,165	2,419,107

Payable for capital shares redeemed	161,753	699,031	2,339,265	12,998,138

Payable for investment advisory fees	87,000	392,442	370,266	1,378,931

Payable for trustees’ fees	2,905	12,791	13,075	37,948

Accrued expenses	132,311	333,566	362,755	738,912

Total Liabilities	828,735	16,672,544	42,372,929	17,573,036

Net Assets	$101,024,022	$451,180,468	$415,714,613	$1,609,980,739

ANALYSIS OF NET ASSETS:
Paid-in capital	$73,012,699	$382,409,934	$287,460,415	$1,074,956,198

Undistributed net investment income (loss)	(1,150)	118,424	180,029	40,011

Accumulated net realized gain (loss) on investments and foreign currency	1,734,781	1,260,407	20,995,858	38,372,199

Net unrealized appreciation (depreciation) on investments and foreign currency	26,277,692	67,391,703	107,078,311	496,612,331

Net Assets	$101,024,022	$451,180,468	$415,714,613	$1,609,980,739

Investment Class	$48,127,624	$72,863,330	$98,962,476	$1,225,095,024

Service Class	50,523,496	213,067,003	284,640,056	128,102,065

Consultant Class		16,483,741	10,592,657	50,513,687

Institutional Class		127,740,840	20,522,960	206,269,963

R Class	1,871,221	18,059,633	792,982

K Class	501,681	2,965,921	203,482

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	6,763,386	7,265,546	8,817,582	55,631,632

Service Class	7,190,743	21,344,332	25,859,154	5,827,629

Consultant Class		1,834,888	1,100,418	2,505,989

Institutional Class		12,738,632	1,807,503	9,443,958

R Class	192,410	1,875,733	77,151

K Class	50,296	428,028	37,492

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$7.12	$10.03	$11.22	$22.02

Service Class[1]	7.03	9.98	11.01	21.98

Consultant Class[2]		8.98	9.63	20.16

Institutional Class[3]		10.03	11.35	21.84

R Class[3]	9.73	9.63	10.28

K Class[3]	9.97	6.93	5.43

Investments at identified cost	$70,112,046	$344,773,736	$338,792,248	$929,823,046

Market value of loaned securities	–	9,406,922	38,262,305	–

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

86 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

	Royce Special Equity	Royce Total Return
	Multi-Cap Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$103,736,735	$2,784,062,798

Affiliated Companies	–	31,580,260

Repurchase agreements (at cost and value)	15,373,000	48,674,000

Cash and foreign currency	531	110,736

Receivable for investments sold	24,469	18,375,688

Receivable for capital shares sold	19,267	2,943,480

Receivable for dividends and interest	139,843	4,858,488

Prepaid expenses and other assets	1,087	15,165

Total Assets	119,294,932	2,890,620,615

LIABILITIES:
Payable for collateral on loaned securities	–	8,925,325

Payable for investments purchased	717,046	7,166,523

Payable for capital shares redeemed	3,764,263	29,986,474

Payable for investment advisory fees	80,973	2,437,976

Payable for trustees’ fees	3,251	72,965

Accrued expenses	51,715	1,489,939

Total Liabilities	4,617,248	50,079,202

Net Assets	$114,677,684	$2,840,541,413

ANALYSIS OF NET ASSETS:
Paid-in capital	$95,705,619	$1,595,790,749

Undistributed net investment income (loss)	8,257	(168,435)

Accumulated net realized gain (loss) on investments and foreign currency	(599,953)	43,605,633

Net unrealized appreciation (depreciation) on investments and foreign currency	19,563,761	1,201,313,466

Net Assets	$114,677,684	$2,840,541,413

Investment Class	$34,857,824	$1,835,927,275

Service Class	37,494,667	142,606,200

Consultant Class	4,985,913	267,083,231

Institutional Class	37,339,280	420,375,039

W Class		79,701,850

R Class		53,895,547

K Class		40,952,271

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,507,076	134,165,476

Service Class	2,688,366	10,202,047

Consultant Class	546,931	18,981,780

Institutional Class	2,687,966	31,085,807

W Class		5,831,268

R Class		3,823,896

K Class		4,512,826

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$13.90	$13.68

Service Class[1]	13.95	13.98

Consultant Class[2]	9.12	14.07

Institutional Class[3]	13.89	13.52

W Class[3]		13.67

R Class[3]		14.09

K Class[3]		9.07

Investments at identified cost	$84,172,973	$1,614,297,799

Market value of loaned securities	–	8,657,688

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 87

Statements of Changes in Net Assets

			Royce Global Financial
	Royce Dividend Value Fund		Services Fund		Royce Heritage Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$3,671,006	$5,615,411	$632,883	$661,280	$80,363	$1,105,158

Net realized gain (loss) on investments and foreign currency	23,693,288	22,090,713	(622,546)	3,106,606	17,403,296	21,906,988

Net change in unrealized appreciation (depreciation) on investments and foreign currency	8,045,266	(46,727,540)	5,831,058	(7,341,479)	20,044,069	(40,815,691)

Net increase (decrease) in net assets from investment operations	35,409,560	(19,021,416)	5,841,395	(3,573,593)	37,527,728	(17,803,545)

DISTRIBUTIONS:
Net investment income

Investment Class	(1,603,952)	(2,391,709)			(349,595)	(723,765)

Service Class	(1,483,597)	(2,678,378)	(227,361)	(666,857)	(225,517)	(662,286)

Consultant Class	(6,858)	(3,857)			–	–

Institutional Class	(12,914)	(508,091)	(48,466)

R Class					–	(9,229)

K Class					(8,467)	(24,990)

Net realized gain on investments and foreign currency

Investment Class	(9,347,539)	(10,918,322)			(2,986,270)	(7,909,857)

Service Class	(10,322,532)	(15,975,223)	(113,915)	(4,550,611)	(4,072,137)	(10,861,670)

Consultant Class	(118,406)	(84,309)			(538,174)	(1,306,228)

Institutional Class	(73,032)	(60,739)	(13,575)

R Class					(97,583)	(314,617)

K Class					(203,617)	(506,200)

Total distributions	(22,968,830)	(32,620,628)	(403,317)	(5,217,468)	(8,481,360)	(22,318,842)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(21,449,693)	(39,499,647)			(13,714,678)	(54,256,776)

Service Class	(59,138,290)	(98,629,025)	(12,648,330)	7,093,134	(15,044,344)	(35,002,503)

Consultant Class	(345,496)	1,137,696			(901,650)	243,363

Institutional Class	134,631	(39,025,158)	5,299,129

R Class					(613,184)	(875,916)

K Class					(235,717)	(732,966)

Shareholder redemption fees

Investment Class	149	770			2	13

Service Class	306	3,353	1,391	3,413	8	404

Net increase (decrease) in net assets from capital share transactions	(80,798,393)	(176,012,011)	(7,347,810)	7,096,547	(30,509,563)	(90,624,381)

Net Increase (Decrease) In Net Assets	(68,357,663)	(227,654,055)	(1,909,732)	(1,694,514)	(1,463,195)	(130,746,768)

NET ASSETS:

Beginning of year	285,762,010	513,416,065	52,012,515	53,707,029	227,771,350	358,518,118

End of year	$217,404,347	$285,762,010	$50,102,783	$52,012,515	$226,308,155	$227,771,350

Undistributed Net Investment Income (Loss) at End of Year	$493,362	$(62,801)	$24,145	$(267,318)	$(12,969)	$(363,905)

88 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce International		Royce International		Royce International
	Micro-Cap Fund		Premier Fund		Small-Cap Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$40,959	$28,861	$440,469	$112,963	$97,235	$336,108

Net realized gain (loss) on investments and foreign currency	84,177	(85,484)	2,017,787	284,340	(876,851)	(737,386)

Net change in unrealized appreciation (depreciation) on investments and foreign currency	243,967	15,857	2,859,167	933,734	448,814	346,448

Net increase (decrease) in net assets from investment operations	369,103	(40,766)	5,317,423	1,331,037	(330,802)	(54,830)

DISTRIBUTIONS:
Net investment income

Investment Class			(578,473)	(94,094)	(50,956)	(11,969)

Service Class	(94,073)	(15,066)	(884,559)	(226,237)	(145,198)	(366,611)

Consultant Class			(74,632)

Institutional Class					(110,739)	(58,335)

R Class			(1,365)

K Class			(643)

Net realized gain on investments and foreign currency

Investment Class			(22,488)	–	–	(5)

Service Class	–	–	(37,565)	–	–	(187)

Consultant Class			(4,771)

Institutional Class					–	(25)

R Class			(61)

K Class			(27)

Return of capital

Investment Class			(2,096)	–	(604)	–

Service Class	(3,148)	–	(3,224)	–	(1,722)	–

Consultant Class			(282)

Institutional Class					(1,313)	–

R Class			(5)

K Class			(2)

Total distributions	(97,221)	(15,066)	(1,610,193)	(320,331)	(310,532)	(437,132)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class			(7,619,217)	(416,753)	723,690	(804,287)

Service Class	(314,555)	(252,087)	(6,346,690)	4,517,740	(12,920,755)	(11,759,515)

Consultant Class			(1,615,137)

Institutional Class					323,952	(255,663)

R Class			11,570

K Class			672

Value of shares issued in connection with the merger of Royce European Small-Cap Fund and Royce Global Value Fund	–		62,822,434		–

Shareholder redemption fees

Investment Class			758	84	–	–

Service Class	3	331	268	9	2	4

Net increase (decrease) in net assets from capital share transactions	(314,552)	(251,756)	47,254,658	4,101,080	(11,873,111)	(12,819,461)

Net Increase (Decrease) In Net Assets	(42,670)	(307,588)	50,961,888	5,111,786	(12,514,445)	(13,311,423)

NET ASSETS:

Beginning of year	6,102,362	6,409,950	12,638,249	7,526,463	19,770,924	33,082,347

End of year	$6,059,692	$6,102,362	$63,600,137	$12,638,249	$7,256,479	$19,770,924

Undistributed Net Investment Income (Loss) at End of Year	$(15,542)	$(15,189)	$(919,994)	$(166,956)	$(34,767)	$(71,296)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 89

Statements of Changes in Net Assets

	Royce Low-Priced Stock Fund		Royce Micro-Cap Fund		Royce Micro-Cap Opportunity Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$563,098	$(749,288)	$(315,442)	$(48,824)	$(220,205)	$(157,402)

Net realized gain (loss) on investments and foreign currency	24,229,523	50,049,069	24,722,058	27,865,387	(446,685)	(839,817)

Net change in unrealized appreciation (depreciation) on investments and foreign currency	18,925,368	(98,725,108)	16,232,069	(80,342,626)	9,869,805	(4,189,900)

Net increase (decrease) in net assets from investment operations	43,717,989	(49,425,327)	40,638,685	(52,526,063)	9,202,915	(5,187,119)

DISTRIBUTIONS:
Net investment income

Investment Class	(153,381)	–	(860,802)	–	–	–

Service Class	(1,280,579)	–	(58,138)	–	–	–

Consultant Class			–	–

Institutional Class	(77,571)	(19,349)

R Class	(1,471)	–

K Class	(34,411)	–

Net realized gain on investments and foreign currency

Investment Class	(1,891,699)	(2,528,780)	(19,361,347)	(26,296,259)	–	(829)

Service Class	(23,339,027)	(27,485,797)	(1,732,575)	(2,534,611)	–	(52)

Consultant Class			(4,361,373)	(5,795,052)

Institutional Class	(1,002,506)	(3,485,225)

R Class	(92,435)	(100,299)

K Class	(400,675)	(409,904)

Total distributions	(28,273,755)	(34,029,354)	(26,374,235)	(34,625,922)	–	(881)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(7,100,958)	(15,345,048)	(38,591,832)	(128,962,401)	1,678,178	21,161,499

Service Class	(50,040,199)	(136,462,314)	(4,084,325)	(11,015,702)	(400,240)	514,293

Consultant Class			(8,726,715)	(20,670,449)

Institutional Class	(25,653,966)	(54,117,605)

R Class	(159,633)	(519,308)

K Class	(145,351)	87,347

Shareholder redemption fees

Investment Class	–	–	70	1,183	412	299

Service Class	69	4,987	–	110	24	90

Net increase (decrease) in net assets from capital share transactions	(83,100,038)	(206,351,941)	(51,402,802)	(160,647,259)	1,278,374	21,676,181

Net Increase (Decrease) In Net Assets	(67,655,804)	(289,806,622)	(37,138,352)	(247,799,244)	10,481,289	16,488,181

NET ASSETS:

Beginning of year	386,845,803	676,652,425	280,833,988	528,633,232	35,648,520	19,160,339

End of year	$319,189,999	$386,845,803	$243,695,636	$280,833,988	$46,129,809	$35,648,520

Undistributed Net Investment Income (Loss) at End of Year	$(517,803)	$(231,897)	$(888,336)	$(138,403)	$–	$(48)

90 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Opportunity Fund		Royce Pennsylvania Mutual Fund		Royce Premier Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,560,355)	$(5,300,020)	$11,458,260	$19,385,314	$7,651,793	$20,471,996

Net realized gain (loss) on investments and foreign currency	81,399,272	162,734,316	382,217,946	490,135,537	268,086,942	812,018,660

Net change in unrealized appreciation (depreciation) on investments and foreign currency	286,652,783	(416,427,869)	196,021,249	(985,585,796)	183,886,343	(1,203,711,621)

Net increase (decrease) in net assets from investment operations	365,491,700	(258,993,573)	589,697,455	(476,064,945)	459,625,078	(371,220,965)

DISTRIBUTIONS:
Net investment income

Investment Class	–	–	(5,686,548)	(17,117,756)	(4,446,718)	(16,221,798)

Service Class	–	–	(89,747)	(194,886)	–	(130,119)

Consultant Class	–	–	–	–	–	–

Institutional Class	–	–	(1,114,871)	(5,113,765)	(816,383)	(2,635,988)

W Class					(358,070)	(1,657,941)

R Class	–	–	–	–	–	–

K Class	–	–	–	–	(36,010)	(59,934)

Net realized gain on investments and foreign currency

Investment Class	(49,065,228)	(70,548,435)	(107,426,917)	(368,819,105)	(211,537,353)	(408,845,681)

Service Class	(5,193,491)	(9,927,530)	(6,455,759)	(19,955,149)	(5,326,941)	(12,422,397)

Consultant Class	(1,647,105)	(2,017,485)	(31,772,229)	(94,833,647)	(4,519,182)	(7,902,444)

Institutional Class	(37,279,779)	(54,433,028)	(16,986,455)	(92,030,063)	(28,846,485)	(55,307,608)

W Class					(18,160,148)	(41,880,612)

R Class	(2,795,339)	(3,175,783)	(1,169,369)	(3,584,148)	(1,735,767)	(3,169,817)

K Class	(525,822)	(1,032,939)	(247,212)	(1,005,956)	(1,812,751)	(2,027,347)

Total distributions	(96,506,764)	(141,135,200)	(170,949,107)	(602,654,475)	(277,595,808)	(552,261,686)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(130,921,772)	(334,454,709)	(525,830,125)	(1,247,856,329)	(386,079,798)	(1,369,730,313)

Service Class	(40,726,682)	(26,205,974)	(14,214,408)	(191,134,871)	(19,076,174)	(90,207,188)

Consultant Class	(1,846,769)	4,226,458	(70,571,044)	(94,088,549)	(3,272,047)	(11,030,216)

Institutional Class	(125,523,167)	(46,228,790)	(328,652,837)	(135,653,362)	(67,646,777)	(202,700,432)

W Class					(59,256,198)	(181,056,608)

R Class	(127,892)	7,219,677	(4,149,765)	(11,293,119)	(3,305,881)	(5,916,080)

K Class	(4,132,187)	(10,131,487)	(1,338,061)	(4,790,179)	(1,330,635)	(990,304)

Shareholder redemption fees

Investment Class	1,530	17,647	22,510	20,843	7,363	18,204

Service Class	124	476	2,869	6,189	–	2,449

Net increase (decrease) in net assets from capital share transactions	(303,276,815)	(405,556,702)	(944,730,861)	(1,684,789,377)	(539,960,147)	(1,861,610,488)

Net Increase (Decrease) In Net Assets	(34,291,879)	(805,685,475)	(525,982,513)	(2,763,508,797)	(357,930,877)	(2,785,093,139)

NET ASSETS:

Beginning of year	1,509,683,815	2,315,369,290	2,965,810,945	5,729,319,742	2,617,065,854	5,402,158,993

End of year	$1,475,391,936	$1,509,683,815	$2,439,828,432	$2,965,810,945	$2,259,134,977	$2,617,065,854

Undistributed Net Investment Income (Loss) at End of Year	$(443,702)	$(4,442)	$(1,728,050)	$(11,517,236)	$214,996	$302,315

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 91

Statements of Changes in Net Assets

					Royce Smaller-Companies
	Royce Small-Cap Leaders Fund		Royce Small-Cap Value Fund		Growth Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$479,509	$409,540	$2,821,887	$3,900,575	$(3,233,602)	$(4,227,601)

Net realized gain (loss) on investments and foreign currency	6,469,616	23,376,472	10,075,800	96,681,216	43,532,996	116,596,023

Net change in unrealized appreciation (depreciation) on investments and foreign currency	15,358,937	(42,012,914)	77,277,716	(176,217,796)	(8,118,296)	(111,759,438)

Net increase (decrease) in net assets from investment operations	22,308,062	(18,226,902)	90,175,403	(75,636,005)	32,181,098	608,984

DISTRIBUTIONS:
Net investment income

Investment Class	(365,134)	(299,189)	(574,909)	(713,642)	–	–

Service Class	(263,257)	(69,461)	(1,164,815)	(1,412,063)	–	–

Consultant Class			–	–	–	–

Institutional Class			(1,204,138)	(1,708,384)	–	–

R Class	(1,756)	–	(50,816)	(37,389)	–	–

K Class	(1,370)	–	(4,294)	(29,293)	–	–

Net realized gain on investments and foreign currency

Investment Class	(4,574,543)	(9,499,943)	(3,534,812)	(13,129,734)	(10,605,399)	(30,123,120)

Service Class	(4,826,822)	(11,237,795)	(10,330,776)	(42,541,960)	(30,194,249)	(84,976,623)

Consultant Class			(880,547)	(3,205,916)	(1,333,802)	(3,101,929)

Institutional Class			(6,259,269)	(25,005,908)	(2,047,317)	(7,731,654)

R Class	(130,446)	(233,440)	(902,982)	(3,171,360)	(89,046)	(184,149)

K Class	(34,032)	(42,755)	(206,890)	(1,271,691)	(38,133)	(96,698)

Total distributions	(10,197,360)	(21,382,583)	(25,114,248)	(92,227,340)	(44,307,946)	(126,214,173)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(7,875,386)	(21,274,592)	(14,802,713)	(36,675,861)	(38,505,792)	(131,135,648)

Service Class	(13,442,897)	(70,473,027)	(68,631,289)	(143,714,621)	(116,353,750)	(74,835,663)

Consultant Class			(4,054,963)	(2,376,947)	(3,295,302)	673,082

Institutional Class			(42,386,309)	(1,225,100)	(17,982,903)	9,313,200

R Class	(27,116)	185,838	(3,390,856)	(5,896,346)	(63,492)	(274,728)

K Class	98,793	(237,762)	(3,533,475)	(1,161,875)	(78,318)	(90,382)

Value of shares issued in connection with the
merger of Royce Select Fund I	–	20,278,826	–		–

Shareholder redemption fees

Investment Class	–	74	1,133	797	30,251	954

Service Class	72	1,268	559	3,553	268	859

Net increase (decrease) in net assets from capital share transactions	(21,246,534)	(71,519,375)	(136,797,913)	(191,046,400)	(176,249,038)	(196,348,326)

Net Increase (Decrease) In Net Assets	(9,135,832)	(111,128,860)	(71,736,758)	(358,909,745)	(188,375,886)	(321,953,515)

NET ASSETS:

Beginning of year	110,159,854	221,288,714	522,917,226	881,826,971	604,090,499	926,044,014

End of year	$101,024,022	$110,159,854	$451,180,468	$522,917,226	$415,714,613	$604,090,499

Undistributed Net Investment Income (Loss) at End of Year	$(1,150)	$–	$118,424	$305,122	$180,029	$58,287

92 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

			Royce Special Equity
	Royce Special Equity Fund		Multi-Cap Fund		Royce Total Return Fund
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15

INVESTMENT OPERATIONS:

Net investment income (loss)	$14,034,085	$17,741,992	$1,281,579	$3,460,388	$27,331,086	$42,181,172

Net realized gain (loss) on investments and foreign currency	144,372,440	204,400,312	4,070,033	(4,660,482)	283,268,348	344,246,993

Net change in unrealized appreciation (depreciation) on investments and foreign currency	258,157,824	(467,531,429)	9,868,313	(30,552,462)	329,870,012	(644,769,544)

Net increase (decrease) in net assets from investment operations	416,564,349	(245,389,125)	15,219,925	(31,752,556)	640,469,446	(258,341,379)

DISTRIBUTIONS:
Net investment income

Investment Class	(10,976,670)	(13,685,417)	(444,817)	(1,202,059)	(28,673,118)	(22,091,406)

Service Class	(927,113)	(1,017,084)	(339,957)	(1,139,180)	(1,495,071)	(1,206,038)

Consultant Class	(98,531)	(75,049)	(44,532)	(177,836)	(99,265)	(449,082)

Institutional Class	(2,208,722)	(3,153,305)	(461,530)	(1,027,324)	(7,497,123)	(5,010,012)

W Class					(1,459,406)	(1,569,255)

R Class					(302,414)	(233,738)

K Class					(564,903)	(500,451)

Net realized gain on investments and foreign currency

Investment Class	(77,675,819)	(106,125,451)	–	(2,737,673)	(138,580,935)	(236,598,179)

Service Class	(8,070,542)	(11,014,959)	–	(2,876,421)	(10,479,295)	(17,422,849)

Consultant Class	(3,479,624)	(4,478,322)	–	(556,760)	(19,570,898)	(32,205,826)

Institutional Class	(14,305,337)	(21,819,175)	–	(2,139,347)	(31,762,325)	(47,290,489)

W Class					(6,018,247)	(15,056,748)

R Class					(3,941,629)	(6,132,531)

K Class					(4,383,947)	(10,750,317)

Total distributions	(117,742,358)	(161,368,762)	(1,290,836)	(11,856,600)	(254,828,576)	(396,516,921)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(99,953,704)	(544,893,604)	(13,753,944)	(61,315,258)	(250,310,152)	(798,531,569)

Service Class	(6,665,803)	(88,375,278)	(14,795,597)	(33,511,548)	(11,414,322)	(63,653,645)

Consultant Class	(281,055)	(9,721,161)	(2,264,766)	(377,731)	(32,394,591)	(36,593,875)

Institutional Class	(43,764,912)	(376,173,828)	(3,754,867)	(29,458,527)	(21,328,585)	(113,660,287)

W Class					(53,411,042)	(119,767,078)

R Class					(3,978,781)	(3,800,528)

K Class					(28,303,584)	(11,885,110)

Shareholder redemption fees

Investment Class	22,992	7,435	30	1,076	3,889	28,213

Service Class	1,222	7,935	84	1,547	614	723

Net increase (decrease) in net assets from capital share transactions	(150,641,260)	(1,019,148,501)	(34,569,060)	(124,660,441)	(401,136,554)	(1,147,863,156)

Net Increase (Decrease) In Net Assets	148,180,731	(1,425,906,388)	(20,639,971)	(168,269,597)	(15,495,684)	(1,802,721,456)

NET ASSETS:

Beginning of year	1,461,800,008	2,887,706,396	135,317,655	303,587,252	2,856,037,097	4,658,758,553

End of year	$1,609,980,739	$1,461,800,008	$114,677,684	$135,317,655	$2,840,541,413	$2,856,037,097

Undistributed Net Investment Income (Loss) at End of Year	$40,011	$216,962	$8,257	$17,514	$(168,435)	$(3,485,015)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 93

Statements of Operations

		Royce Global
	Royce Dividend	Financial Services	Royce Heritage	Royce International
	Value Fund	Fund	Fund	Micro-Cap Fund

INVESTMENT INCOME:
INCOME:

Dividends	$6,896,019	$1,376,404	$2,828,487	$153,278

Foreign withholding tax	(176,477)	(48,829)	(19,324)	(14,224)

Interest	45,210	375	9,204	87

Securities lending	6,074	–	6,859	–

Total income	6,770,826	1,327,950	2,825,226	139,141

EXPENSES:

Investment advisory fees	2,222,307	482,668	2,040,317	74,842

Distribution fees	361,324	107,316	424,808	14,968

Shareholder servicing	329,131	73,069	153,203	12,907

Shareholder reports	87,737	16,335	53,541	4,265

Administrative and office facilities	68,862	13,038	59,701	1,583

Custody	67,109	35,238	45,507	46,071

Registration	52,812	45,312	55,568	16,079

Audit	35,085	32,024	34,870	28,108

Trustees’ fees	26,876	5,200	23,814	635

Legal	5,416	1,757	4,591	119

Other expenses	19,414	3,664	20,538	935

Total expenses	3,276,073	815,621	2,916,458	200,512

Compensating balance credits	(1,330)	(86)	(812)	(18)

Fees waived by investment adviser and distributor	(142,952)	(78,268)	(129,425)	(80,231)

Expenses reimbursed by investment adviser	(31,971)	(42,200)	(41,358)	(22,081)

Net expenses	3,099,820	695,067	2,744,863	98,182

Net investment income (loss)	3,671,006	632,883	80,363	40,959

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	23,633,119	(621,109)	17,415,355	83,663

Foreign currency transactions	60,169	(1,437)	(12,059)	514

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	8,044,742	5,831,090	20,039,799	243,860

Other assets and liabilities denominated in foreign currency	524	(32)	4,270	107

Net realized and unrealized gain (loss) on investments and foreign currency	31,738,554	5,208,512	37,447,365	328,144

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$35,409,560	$5,841,395	$37,527,728	$369,103

94 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2016

	Royce International	Royce International	Royce Low-Priced	Royce Micro-Cap
	Premier Fund	Small-Cap Fund	Stock Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends	$1,447,621	$294,825	$5,042,321	$3,408,845

Foreign withholding tax	(111,469)	(23,670)	(66,869)	(23,504)

Interest	628	169	25,729	3,959

Securities lending	–	–	308,794	276,984

Total income	1,336,780	271,324	5,309,975	3,666,284

EXPENSES:

Investment advisory fees	629,500	125,267	3,258,059	3,030,754

Distribution fees	146,608	24,955	711,509	396,510

Shareholder servicing	153,336	32,813	485,253	246,181

Shareholder reports	35,826	2,578	106,515	106,955

Administrative and office facilities	19,108	4,339	90,115	65,851

Custody	58,507	53,590	55,946	37,629

Registration	40,599	40,216	57,860	40,713

Audit	75,517	33,730	33,878	46,281

Trustees’ fees	8,315	1,650	35,008	25,742

Legal	1,527	345	7,062	5,178

Other expenses	5,714	2,893	25,789	17,601

Total expenses	1,174,557	322,376	4,866,994	4,019,395

Compensating balance credits	(401)	(41)	(980)	(959)

Fees waived by investment adviser and distributor	(82,769)	(78,745)	(56,231)	–

Expenses reimbursed by investment adviser	(195,076)	(69,501)	(62,906)	(36,710)

Net expenses	896,311	174,089	4,746,877	3,981,726

Net investment income (loss)	440,469	97,235	563,098	(315,442)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	2,038,125	(905,633)	24,256,912	24,743,195

Foreign currency transactions	(20,338)	28,782	(27,389)	(21,137)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	2,947,936	449,889	18,924,731	16,222,882

Other assets and liabilities denominated in foreign currency	(88,769)	(1,075)	637	9,187

Net realized and unrealized gain (loss) on investments and foreign currency	4,876,954	(428,037)	43,154,891	40,954,127

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$5,317,423	$(330,802)	$43,717,989	$40,638,685

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 95

Statements of Operations

			Royce
	Royce Micro-Cap	Royce Opportunity	Pennsylvania	Royce Premier
	Opportunity Fund	Fund	Mutual Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$271,909	$12,931,167	$39,776,972	$32,350,060

Affiliated Companies	–	–	384,038	2,091,136

Foreign withholding tax	–	(1,607)	(788,321)	(983,106)

Interest	738	50,407	77,768	38,251

Securities lending	–	1,311,652	264,047	1,234,480

Total income	272,647	14,291,619	39,714,504	34,730,821

EXPENSES:

Investment advisory fees	395,532	14,138,375	19,909,580	22,883,808

Distribution fees	2,448	590,800	4,234,250	510,596

Shareholder servicing	43,606	1,043,061	2,027,280	1,825,513

Shareholder reports	4,826	195,369	432,542	431,250

Administrative and office facilities	9,696	375,873	723,583	627,670

Custody	17,611	146,713	251,481	202,077

Registration	29,373	84,530	106,023	99,191

Audit	24,214	40,974	49,923	46,054

Trustees’ fees	3,969	149,117	283,213	244,065

Legal	706	37,641	56,814	50,125

Other expenses	2,537	85,134	185,984	171,288

Total expenses	534,518	16,887,587	28,260,673	27,091,637

Compensating balance credits	(38)	(1,603)	(4,429)	(2,424)

Expenses reimbursed by investment adviser	(41,628)	(34,010)	–	(10,185)

Net expenses	492,852	16,851,974	28,256,244	27,079,028

Net investment income (loss)	(220,205)	(2,560,355)	11,458,260	7,651,793

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	(446,685)	96,530,010	365,047,879	279,542,537

Investments in Affiliated Companies	–	(15,130,738)	17,482,757	(11,560,947)

Foreign currency transactions	–	–	(312,690)	105,352

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	9,869,805	286,652,783	196,064,841	183,863,241

Other assets and liabilities denominated in foreign currency	–	–	(43,592)	23,102

Net realized and unrealized gain (loss) on investments and foreign currency	9,423,120	368,052,055	578,239,195	451,973,285

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$9,202,915	$365,491,700	$589,697,455	$459,625,078

96 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2016

			Royce Smaller-
	Royce Small-Cap	Royce Small-Cap	Companies Growth	Royce Special
	Leaders Fund	Value Fund	Fund	Equity Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$1,885,190	$9,481,234	$3,167,362	$15,754,461

Affiliated Companies	–	–	–	15,422,778

Foreign withholding tax	(51,461)	(116,068)	(59,092)	–

Interest	2,130	11,279	7,969	42,405

Securities lending	4,335	43,695	493,720	360,616

Total income	1,840,194	9,420,140	3,609,959	31,580,260

EXPENSES:

Investment advisory fees	991,420	4,825,375	4,850,060	14,591,383

Distribution fees	135,844	819,325	954,411	709,812

Shareholder servicing	131,747	501,333	593,259	1,227,742

Shareholder reports	31,615	88,389	152,121	242,511

Administrative and office facilities	26,964	133,707	137,610	381,914

Custody	23,016	58,615	59,370	122,204

Registration	45,451	66,348	71,617	79,930

Audit	30,280	33,968	32,811	39,255

Trustees’ fees	10,512	52,515	53,651	150,721

Legal	2,152	10,393	10,790	29,940

Other expenses	8,169	33,481	36,248	93,636

Total expenses	1,437,170	6,623,449	6,951,948	17,669,048

Compensating balance credits	(218)	(776)	(1,158)	(2,000)

Fees waived by distributor	(10,169)	(22,020)	(66,185)	–

Expenses reimbursed by investment adviser	(66,098)	(2,400)	(41,044)	(120,873)

Net expenses	1,360,685	6,598,253	6,843,561	17,546,175

Net investment income (loss)	479,509	2,821,887	(3,233,602)	14,034,085

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	6,472,086	10,085,413	43,541,804	64,913,002

Investments in Affiliated Companies	–	–	–	79,459,438

Foreign currency transactions	(2,470)	(9,613)	(8,808)	–

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	15,359,965	77,276,670	(8,118,532)	258,157,824

Other assets and liabilities denominated in foreign currency	(1,028)	1,046	236	–

Net realized and unrealized gain (loss) on investments and foreign currency	21,828,553	87,353,516	35,414,700	402,530,264

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$22,308,062	$90,175,403	$32,181,098	$416,564,349

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 97

Statements of Operations	Year Ended December 31, 2016

	Royce Special
	Equity Multi-Cap	Royce Total Return
	Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$2,592,068	$62,790,533

Affiliated Companies	–	1,027,867

Foreign withholding tax	–	(1,018,931)

Interest	3,384	435,823

Securities lending	–	56,443

Total income	2,595,452	63,291,735

EXPENSES:

Investment advisory fees	1,039,911	27,523,193

Distribution fees	148,710	3,277,491

Shareholder servicing	78,579	2,866,728

Shareholder reports	7,517	576,809

Administrative and office facilities	34,078	734,301

Custody	17,954	296,005

Registration	50,495	120,518

Audit	28,885	48,771

Trustees’ fees	13,258	291,385

Legal	2,757	56,791

Other expenses	11,825	171,950

Total expenses	1,433,969	35,963,942

Compensating balance credits	(119)	(3,293)

Fees waived by investment adviser and distributor	(84,855)	–

Expenses reimbursed by investment adviser	(35,122)	–

Net expenses	1,313,873	35,960,649

Net investment income (loss)	1,281,579	27,331,086

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	4,070,033	264,184,105

Investments in Affiliated Companies	–	20,100,032

Foreign currency transactions	–	(1,015,789)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	9,868,313	329,875,506

Other assets and liabilities denominated in foreign currency	–	(5,494)

Net realized and unrealized gain (loss) on investments and foreign currency	13,938,346	613,138,360

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$15,219,925	$640,469,446

98 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Dividend Value Fund–Investment Class
2016	$6.84	$0.12	$1.02	$1.14	$(0.11)	$(0.69)	$(0.80)	$–	$7.18	16.75%	$99,462	1.16%	1.16%	1.11%	1.64%	21%

2015	8.12	0.12	(0.57)	(0.45)	(0.13)	(0.70)	(0.83)	–	6.84	(5.54)	116,053	1.24	1.24	1.22	1.49	14

2014	8.90	0.11	(0.29)	(0.18)	(0.10)	(0.50)	(0.60)	–	8.12	(1.90)	176,002	1.21	1.21	1.19	1.25	22

2013	7.29	0.09	2.15	2.24	(0.10)	(0.53)	(0.63)	–	8.90	31.23	211,589	1.21	1.21	1.21	1.13	36

2012	6.34	0.14	0.95	1.09	(0.12)	(0.02)	(0.14)	–	7.29	17.26	118,820	1.19	1.19	1.19	1.99	28

Royce Dividend Value Fund–Service Class
2016	$6.96	$0.10	$1.04	$1.14	$(0.08)	$(0.69)	$(0.77)	$–	$7.33	16.36%	$115,547	1.43%	1.43%	1.37%	1.39%	21%

2015	8.22	0.10	(0.57)	(0.47)	(0.09)	(0.70)	(0.79)	–	6.96	(5.72)	167,165	1.49	1.49	1.47	1.25	14

2014	8.98	0.09	(0.29)	(0.20)	(0.06)	(0.50)	(0.56)	–	8.22	(2.14)	295,560	1.47	1.47	1.44	0.98	22

2013	7.35	0.07	2.16	2.23	(0.07)	(0.53)	(0.60)	–	8.98	30.74	407,599	1.48	1.48	1.46	0.87	36

2012	6.38	0.12	0.95	1.07	(0.08)	(0.02)	(0.10)	–	7.35	16.95	252,443	1.48	1.48	1.46	1.74	28

Royce Dividend Value Fund–Consultant Class [a]
2016	$7.90	$0.05	$1.17	$1.22	$(0.04)	$(0.69)	$(0.73)	$–	$8.39	15.44%	$1,572	3.26%	3.26%	2.14%	0.58%	21%

2015	9.22	0.04	(0.63)	(0.59)	(0.03)	(0.70)	(0.73)	–	7.90	(6.39)	1,886	3.78	3.78	2.24	0.46	14

2014	10.00	0.01	(0.27)	(0.26)	(0.02)	(0.50)	(0.52)	–	9.22	(2.43)[1]	912	9.25 [2]	9.25 [2]	2.24 [2]	0.45 [2]	22

Royce Dividend Value Fund–Institutional Class [b]
2016	$6.78	$0.13	$1.00	$1.13	$(0.13)	$(0.69)	$(0.82)	$–	$7.09	16.70%	$823	3.30%	3.30%	0.93%	1.81%	21%

2015	8.09	0.17	(0.62)	(0.45)	(0.16)	(0.70)	(0.86)	–	6.78	(5.61)	658	1.11	1.11	1.04	1.60	14

2014	8.88	0.12	(0.29)	(0.17)	(0.12)	(0.50)	(0.62)	–	8.09	(1.76)	40,942	1.10	1.10	1.04	1.42	22

2013	7.28	0.11	2.14	2.25	(0.12)	(0.53)	(0.65)	–	8.88	31.46	31,236	1.11	1.11	1.04	1.29	36

2012	6.80	0.08	0.50	0.58	(0.08)	(0.02)	(0.10)	–	7.28	8.51 [1]	23,460	1.33 [2]	1.33 [2]	1.04 [2]	3.48 [2]	28

Royce Global Financial Services Fund–Service Class
2016	$7.99	$0.11	$0.92	$1.03	$(0.05)	$(0.02)	$(0.07)	$–	$8.95	12.93%	$43,629	1.67%	1.67%	1.49%	1.25%	37%

2015	9.28	0.11	(0.55)	(0.44)	(0.11)	(0.74)	(0.85)	–	7.99	(4.71)	52,013	1.65	1.65	1.49	1.19	46

2014	9.68	0.09	0.22	0.31	(0.06)	(0.65)	(0.71)	–	9.28	3.45	53,707	1.68	1.68	1.49	0.91	41

2013	6.83	0.04	2.82	2.86	(0.02)	–	(0.02)	0.01	9.68	42.00	47,593	1.89	1.89	1.49	0.59	23

2012	5.71	0.10	1.08	1.18	(0.06)	–	(0.06)	–	6.83	20.72	16,888	1.87	1.87	1.49	1.53	26

Royce Global Financial Services Fund–Institutional Class [c]
2016	$10.00	$0.18	$1.36	$1.54	$(0.09)	$(0.02)	$(0.11)	$–	$11.43	15.41%[1]	$6,474	1.85%[2]	1.85%[2]	1.04%[2]	1.82%[2]	37%

Royce Heritage Fund–Investment Class
2016	$12.87	$0.04	$2.30	$2.34	$(0.06)	$(0.51)	$(0.57)	$–	$14.64	18.12%	$88,378	1.02%	1.02%	1.02%	0.22%	67%

2015	15.21	0.12	(1.09)	(0.97)	(0.11)	(1.26)	(1.37)	–	12.87	(6.33)	89,766	1.10	1.10	1.10	0.54	66

2014	16.24	0.10	(0.25)	(0.15)	(0.05)	(0.83)	(0.88)	–	15.21	(0.81)	160,558	1.09	1.09	1.09	0.66	35

2013	14.48	0.03	3.71	3.74	(0.05)	(1.93)	(1.98)	–	16.24	26.37	117,306	1.13	1.13	1.13	0.36	79

2012	13.07	0.10	1.80	1.90	(0.13)	(0.36)	(0.49)	–	14.48	14.70	40,374	1.20	1.20	1.20	0.94	39

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 99

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Heritage Fund–Service Class
2016	$12.84	$0.00	$2.30	$2.30	$(0.03)	$(0.51)	$(0.54)	$–	$14.60	17.84%	$120,254	1.36%	1.36%	1.25%	(0.01)%	67%

2015	15.17	0.05	(1.05)	(1.00)	(0.07)	(1.26)	(1.33)	–	12.84	(6.53)	120,381	1.46	1.46	1.35	0.31	66

2014	16.20	0.05	(0.25)	(0.20)	–	(0.83)	(0.83)	–	15.17	(1.14)	175,433	1.43	1.43	1.40	0.32	35

2013	14.45	0.00	3.68	3.68	(0.00)	(1.93)	(1.93)	–	16.20	25.99	223,533	1.45	1.45	1.42	0.02	79

2012	13.00	0.08	1.78	1.86	(0.05)	(0.36)	(0.41)	–	14.45	14.39	203,112	1.46	1.46	1.45	0.56	39

Royce Heritage Fund–Consultant Class
2016	$9.37	$(0.09)	$1.67	$1.58	$–	$(0.51)	$(0.51)	$–	$10.44	16.78%	$11,643	2.28%	2.28%	2.14%	(0.89)%	67%

2015	11.47	(0.06)	(0.78)	(0.84)	–	(1.26)	(1.26)	–	9.37	(7.31)	11,369	2.41	2.41	2.24	(0.58)	66

2014	12.57	(0.07)	(0.20)	(0.27)	–	(0.83)	(0.83)	–	11.47	(2.02)	13,338	2.31	2.31	2.31	(0.59)	35

2013	11.68	(0.12)	2.94	2.82	–	(1.93)	(1.93)	–	12.57	24.73	15,942	2.37	2.37	2.37	(0.93)	79

2012	10.64	(0.04)	1.44	1.40	–	(0.36)	(0.36)	–	11.68	13.30	13,909	2.41	2.41	2.41	(0.39)	39

Royce Heritage Fund–R Class
2016	$8.56	$(0.05)	$1.54	$1.49	$–	$(0.51)	$(0.51)	$–	$9.54	17.32%	$1,945	2.27%	2.27%	1.74%	(0.51)%	67%

2015	10.60	(0.02)	(0.73)	(0.75)	(0.03)	(1.26)	(1.29)	–	8.56	(7.00)	2,339	2.20	2.20	1.84	(0.19)	66

2014	11.63	(0.02)	(0.18)	(0.20)	–	(0.83)	(0.83)	–	10.60	(1.59)	3,727	1.89	1.89	1.84	(0.14)	35

2013	10.86	(0.05)	2.75	2.70	–	(1.93)	(1.93)	–	11.63	25.51	6,805	1.90	1.90	1.84	(0.39)	79

2012	9.87	0.02	1.34	1.36	(0.01)	(0.36)	(0.37)	–	10.86	13.88	4,832	1.95	1.95	1.84	0.17	39

Royce Heritage Fund–K Class
2016	$8.66	$(0.02)	$1.54	$1.52	$(0.02)	$(0.51)	$(0.53)	$–	$9.65	17.47%	$4,088	1.89%	1.89%	1.49%	(0.24)%	67%

2015	10.70	0.02	(0.74)	(0.72)	(0.06)	(1.26)	(1.32)	–	8.66	(6.69)	3,916	1.91	1.91	1.59	0.06	66

2014	11.70	0.02	(0.19)	(0.17)	–	(0.83)	(0.83)	–	10.70	(1.32)	5,462	1.87	1.87	1.59	0.14	35

2013	10.90	(0.02)	2.75	2.73	–	(1.93)	(1.93)	–	11.70	25.69	6,419	1.70	1.70	1.59	(0.15)	79

2012	9.93	0.04	1.36	1.40	(0.07)	(0.36)	(0.43)	–	10.90	14.22	7,077	1.61	1.61	1.59	0.42	39

Royce International Micro-Cap Fund–Service Class
2016	$9.54	$0.07	$0.53	$0.60	$(0.16)	$–	$(0.16)	$–	$9.98	6.33%	$6,060	3.35%	3.35%	1.64%	0.68%	113%

2015	9.66	0.04	(0.14)	(0.10)	(0.02)	–	(0.02)	–	9.54	(0.99)	6,102	3.14	3.14	1.67	0.44	94

2014	10.04	0.06	(0.30)	(0.24)	(0.14)	–	(0.14)	–	9.66	(2.37)	6,410	3.51	3.51	1.69	0.82	91

2013	8.61	0.11	1.51	1.62	(0.20)	–	(0.20)	0.01	10.04	18.95	5,209	3.86	3.86	1.69	1.22	103

2012	7.72	0.13	0.92	1.05	(0.16)	–	(0.16)	–	8.61	13.59	4,603	3.90	3.90	1.69	1.63	62

Royce International Premier Fund–Investment Class [d]
2016	$9.82	$0.10	$(0.19)	$(0.09)	$(0.28)	$(0.01)	$(0.29)	$–	$9.44	(0.79)%	$19,556	1.59%	1.59%	1.19%	0.96%	67%

2015	8.71	0.16	1.27	1.43	(0.32)	–	(0.32)	–	9.82	16.42	3,623	2.80	2.80	1.38	1.72	67

2014	10.00	0.03	(0.85)	(0.82)	(0.16)	(0.31)	(0.47)	–	8.71	(8.16)[1]	3,481	3.17 [2]	3.17 [2]	1.44 [2]	1.00 [2]	62

100 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce International Premier Fund–Service Class
2016	$11.64	$0.06	$(0.19)	$(0.13)	$(0.26)	$(0.01)	$(0.27)	$–	$11.24	(1.06)%	$38,884	1.84%	1.84%	1.44%	0.66%	67%

2015	10.28	(0.00)	1.66	1.66	(0.30)	–	(0.30)	–	11.64	16.22	9,015	2.65	2.65	1.60	1.10	67

2014	11.67	0.17	(1.13)	(0.96)	(0.12)	(0.31)	(0.43)	–	10.28	(8.22)	4,045	2.45	2.45	1.69	1.26	62

2013	10.01	0.10	1.73	1.83	(0.17)	–	(0.17)	–	11.67	18.31	9,470	2.82	2.82	1.69	1.09	51

2012	8.26	0.12	1.81	1.93	(0.18)	–	(0.18)	–	10.01	23.40	6,444	3.54	3.54	1.69	1.18	103

Royce International Premier Fund–Consultant Class [e]
2016	$11.59	$0.01	$0.85	$0.86	$(0.17)	$(0.01)	$(0.18)	$–	$12.27	7.49%[1]	$5,086	2.70%[2]	2.70%[2]	2.19%[2]	(0.04)%[2]	67%

Royce International Premier Fund–R Class [e]
2016	$8.64	$(0.02)	$0.70	$0.68	$(0.25)	$(0.01)	$(0.26)	$–	$9.06	7.96%[1]	$51	28.36%[2]	28.35%[2]	1.74%[2]	0.31%[2]	67%

Royce International Premier Fund–K Class [e]
2016	$8.53	$0.05	$0.64	$0.69	$(0.26)	$(0.01)	$(0.27)	$–	$8.95	8.21%[1]	$23	64.22%[2]	64.21%[2]	1.49%[2]	0.61%[2]	67%

Royce International Small-Cap Fund–Investment Class [d]
2016	$7.55	$(0.48)	$0.36	$(0.12)	$(0.38)	$–	$(0.38)	$–	$7.05	(1.47)%	$980	6.37%	6.37%	1.19%	0.73%	111%

2015	7.91	0.17	(0.30)	(0.13)	(0.23)	(0.00)	(0.23)	–	7.55	(1.64)	326	4.17	4.17	1.38	1.06	116

2014	10.00	0.14	(0.91)	(0.77)	(0.26)	(1.07)	(1.33)	0.01	7.91	(7.31)[1]	1,119	5.53 [2]	5.53 [2]	1.44 [2]	1.45 [2]	78

Royce International Small-Cap Fund–Service Class
2016	$9.43	$0.26	$(0.43)	$(0.17)	$(0.32)	$–	$(0.32)	$–	$8.94	(1.72)%	$4,050	2.37%	2.37%	1.44%	0.75%	111%

2015	9.80	0.17	(0.34)	(0.17)	(0.20)	(0.00)	(0.20)	–	9.43	(1.74)	17,392	2.10	2.10	1.63	1.24	116

2014	11.99	0.21	(1.11)	(0.90)	(0.22)	(1.07)	(1.29)	–	9.80	(7.29)	29,610	1.99	1.99	1.69	1.20	78

2013	11.28	0.12	1.30	1.42	(0.15)	(0.56)	(0.71)	–	11.99	12.73	38,059	2.07	2.07	1.69	1.13	64

2012	9.58	0.14	1.70	1.84	(0.15)	–	(0.15)	0.01	11.28	19.39	26,371	2.13	2.13	1.69	1.29	44

Royce International Small-Cap Fund–Institutional Class [f]
2016	$7.76	$0.05	$(0.17)	$(0.12)	$(0.38)	$–	$(0.38)	$–	$7.26	(1.42)%	$2,226	2.77%	2.77%	1.19%	0.88%	111%

2015	8.12	0.12	(0.25)	(0.13)	(0.23)	(0.00)	(0.23)	–	7.76	(1.59)	2,053	2.35	2.35	1.37	1.40	116

2014	10.00	0.17	(0.72)	(0.55)	(0.26)	(1.07)	(1.33)	–	8.12	(5.22)[1]	2,353	2.63 [2]	2.63 [2]	1.44 [2]	1.58 [2]	78

Royce Low-Priced Stock Fund–Investment Class
2016	$7.77	$0.04	$1.24	$1.28	$(0.06)	$(0.73)	$(0.79)	$–	$8.26	16.42%	$22,852	1.31%	1.31%	1.24%	0.39%	34%

2015	9.46	0.00	(0.97)	(0.97)	–	(0.72)	(0.72)	–	7.77	(10.21)	28,732	1.28	1.28	1.24	0.03	53

2014	13.60	0.06	(0.58)	(0.52)	(0.01)	(3.61)	(3.62)	–	9.46	(3.15)	50,371	1.25	1.25	1.24	0.46	29

2013	13.83	0.05	1.71	1.76	(0.05)	(1.94)	(1.99)	–	13.60	13.17	88,568	1.37	1.37	1.24	0.18	16

2012	14.34	0.15	0.50	0.65	(0.25)	(0.91)	(1.16)	–	13.83	4.79	255,335	1.26	1.26	1.24	0.86	8

Royce Low-Priced Stock Fund–Service Class
2016	$7.75	$0.02	$1.23	$1.25	$(0.04)	$(0.73)	$(0.77)	$–	$8.23	16.09%	$281,873	1.52%	1.52%	1.49%	0.14%	34%

2015	9.46	(0.02)	(0.97)	(0.99)	–	(0.72)	(0.72)	–	7.75	(10.42)	316,475	1.49	1.49	1.47	(0.20)	53

2014	13.62	0.03	(0.58)	(0.55)	–	(3.61)	(3.61)	–	9.46	(3.37)	520,905	1.55	1.55	1.49	0.21	29

2013	13.84	(0.00)	1.72	1.72	(0.00)	(1.94)	(1.94)	–	13.62	12.91	1,008,207	1.65	1.65	1.49	(0.02)	16

2012	14.31	0.11	0.49	0.60	(0.16)	(0.91)	(1.07)	–	13.84	4.48	1,800,089	1.57	1.57	1.49	0.54	8

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 101

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Low-Priced Stock Fund–Institutional Class
2016	$7.78	$0.06	$1.23	$1.29	$(0.06)	$(0.73)	$(0.79)	$–	$8.28	16.50%	$12,336	1.21%	1.21%	1.21%	0.41%	34%

2015	9.46	0.01	(0.97)	(0.96)	(0.00)	(0.72)	(0.72)	–	7.78	(10.05)	39,004	1.11	1.11	1.11	0.14	53

2014	13.61	0.08	(0.58)	(0.50)	(0.04)	(3.61)	(3.65)	–	9.46	(3.01)	101,473	1.16	1.16	1.16	0.47	29

2013	13.84	0.05	1.71	1.76	(0.05)	(1.94)	(1.99)	–	13.61	13.20	345,983	1.22	1.22	1.22	0.26	16

2012	14.36	0.16	0.49	0.65	(0.26)	(0.91)	(1.17)	–	13.84	4.81	969,664	1.20	1.20	1.20	0.92	8

Royce Low-Priced Stock Fund–R Class
2016	$7.38	$(0.01)	$1.18	$1.17	$(0.01)	$(0.73)	$(0.74)	$–	$7.81	15.83%	$1,036	2.82%	2.82%	1.84%	(0.21)%	34%

2015	9.08	(0.05)	(0.93)	(0.98)	–	(0.72)	(0.72)	–	7.38	(10.74)	1,132	2.78	2.78	1.84	(0.58)	53

2014	13.27	(0.02)	(0.56)	(0.58)	–	(3.61)	(3.61)	–	9.08	(3.72)	1,892	2.21	2.21	1.84	(0.15)	29

2013	13.58	(0.05)	1.68	1.63	–	(1.94)	(1.94)	–	13.27	12.44	3,130	2.21	2.21	1.84	(0.37)	16

2012	14.05	0.04	0.50	0.54	(0.10)	(0.91)	(1.01)	–	13.58	4.10	5,823	2.05	2.05	1.84	0.22	8

Royce Low-Priced Stock Fund–K Class
2016	$1.92	$0.01	$0.30	$0.31	$(0.06)	$(0.73)	$(0.79)	$–	$1.44	16.22%	$1,093	2.87%	2.87%	1.59%	0.04%	34%

2015	2.95	(0.01)	(0.30)	(0.31)	–	(0.72)	(0.72)	–	1.92	(10.36)	1,503	2.49	2.49	1.59	(0.32)	53

2014	6.89	0.01	(0.34)	(0.33)	–	(3.61)	(3.61)	–	2.95	(3.55)	2,011	2.33	2.33	1.59	0.11	29

2013	7.90	(0.00)	0.94	0.94	(0.01)	(1.94)	(1.95)	–	6.89	12.74	3,841	1.92	1.92	1.59	(0.12)	16

2012	8.65	0.07	0.27	0.34	(0.18)	(0.91)	(1.09)	–	7.90	4.42	6,253	1.71	1.71	1.59	0.40	8

Royce Micro-Cap Fund–Investment Class
2016	$11.09	$0.01	$2.18	$2.19	$(0.06)	$(1.30)	$(1.36)	$–	$11.92	19.74%	$192,731	1.48%	1.48%	1.48%	0.03%	38%

2015	14.47	0.02	(1.96)	(1.94)	–	(1.44)	(1.44)	–	11.09	(13.32)	219,272	1.51	1.51	1.51	0.15	41

2014	16.68	(0.08)	(0.65)	(0.73)	–	(1.48)	(1.48)	–	14.47	(4.13)	414,120	1.52	1.52	1.52	(0.49)	18

2013	14.78	(0.08)	3.19	3.11	(0.02)	(1.19)	(1.21)	–	16.68	21.29	650,773	1.53	1.53	1.53	(0.52)	22

2012	14.55	0.05	1.07	1.12	(0.01)	(0.88)	(0.89)	–	14.78	7.93	740,364	1.47	1.47	1.47	0.29	15

Royce Micro-Cap Fund–Service Class
2016	$10.90	$(0.01)	$2.15	$2.14	$(0.05)	$(1.30)	$(1.35)	$–	$11.69	19.59%	$17,343	1.83%	1.83%	1.61%	(0.11)%	38%

2015	14.26	0.00	(1.92)	(1.92)	–	(1.44)	(1.44)	–	10.90	(13.37)	20,538	1.80	1.80	1.63	0.01	41

2014	16.48	(0.10)	(0.65)	(0.75)	–	(1.48)	(1.48)	0.01	14.26	(4.24)	38,645	1.77	1.77	1.66	(0.63)	18

2013	14.61	(0.10)	3.16	3.06	–	(1.19)	(1.19)	–	16.48	21.20	79,890	1.74	1.74	1.66	(0.66)	22

2012	14.41	0.02	1.06	1.08	–	(0.88)	(0.88)	–	14.61	7.76	109,457	1.74	1.74	1.66	0.14	15

Royce Micro-Cap Fund–Consultant Class
2016	$9.04	$(0.09)	$1.76	$1.67	$–	$(1.30)	$(1.30)	$–	$9.41	18.48%	$33,622	2.53%	2.53%	2.53%	(1.02)%	38%

2015	12.23	(0.10)	(1.65)	(1.75)	–	(1.44)	(1.44)	–	9.04	(14.21)	41,024	2.54	2.54	2.54	(0.90)	41

2014	14.48	(0.20)	(0.57)	(0.77)	–	(1.48)	(1.48)	–	12.23	(5.03)	75,868	2.48	2.48	2.48	(1.45)	18

2013	13.08	(0.21)	2.80	2.59	–	(1.19)	(1.19)	–	14.48	20.08	117,538	2.52	2.52	2.52	(1.51)	22

2012	13.11	(0.10)	0.95	0.85	–	(0.88)	(0.88)	–	13.08	6.77	120,871	2.55	2.55	2.55	(0.77)	15

102 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Micro-Cap Opportunity Fund–Investment Class
2016	$13.88	$(0.08)	$3.39	$3.31	$–	$–	$–	$–	$17.19	23.85%	$45,135	1.30%	1.30%	1.24%	(0.55)%	83%

2015	16.52	(0.09)	(2.55)	(2.64)	–	(0.00)	(0.00)	–	13.88	(15.98)	34,437	1.39	1.39	1.25	(0.58)	105

2014	17.93	(0.11)	(0.81)	(0.92)	–	(0.51)	(0.51)	0.02	16.52	(4.97)	18,221	1.56	1.56	1.28	(0.60)	131

2013	12.81	(0.13)	5.79	5.66	–	(0.55)	(0.55)	0.01	17.93	44.61	17,461	1.78	1.78	1.29	(0.80)	129

2012	10.33	0.07	3.50	3.57	(0.13)	(0.96)	(1.09)	–	12.81	35.14	3,198	0.29 [2]	0.29 [2]	0.25 [2]	0.64 [2]	196

Royce Micro-Cap Opportunity Fund–Service Class [a]
2016	$7.01	$(0.06)	$1.71	$1.65	$–	$–	$–	$–	$8.66	23.54%	$995	3.37%	3.37%	1.49%	(0.81)%	83%

2015	8.37	(0.07)	(1.29)	(1.36)	–	(0.00)	(0.00)	–	7.01	(16.24)	1,212	3.22	3.22	1.51	(0.86)	105

2014	10.00	(0.04)	(1.11)	(1.15)	–	(0.51)	(0.51)	0.03	8.37	(11.11)[1]	939	10.50 [2]	10.50 [2]	1.53 [2]	(0.65)[2]	131

Royce Opportunity Fund–Investment Class
2016	$10.57	$(0.02)	$3.19	$3.17	$–	$(0.89)	$(0.89)	$–	$12.85	29.86%	$751,184	1.19%	1.19%	1.19%	(0.18)%	26%

2015	13.46	(0.03)	(1.80)	(1.83)	–	(1.06)	(1.06)	–	10.57	(13.57)	746,052	1.17	1.17	1.17	(0.27)	27

2014	15.54	(0.05)	(0.09)	(0.14)	–	(1.94)	(1.94)	–	13.46	(0.48)	1,284,044	1.14	1.14	1.14	(0.30)	36

2013	11.95	(0.05)	5.18	5.13	–	(1.54)	(1.54)	–	15.54	43.50	1,426,214	1.16	1.16	1.16	(0.36)	39

2012	10.32	0.00	2.30	2.30	–	(0.67)	(0.67)	–	11.95	22.59	921,473	1.13	1.13	1.13	0.02	34

Royce Opportunity Fund–Service Class
2016	$9.95	$(0.05)	$3.01	$2.96	$–	$(0.89)	$(0.89)	$–	$12.02	29.61%	$73,517	1.53%	1.53%	1.49%	(0.48)%	26%

2015	12.80	(0.07)	(1.72)	(1.79)	–	(1.06)	(1.06)	–	9.95	(13.96)	100,918	1.49	1.49	1.49	(0.59)	27

2014	14.92	(0.09)	(0.09)	(0.18)	–	(1.94)	(1.94)	–	12.80	(0.74)	155,085	1.47	1.47	1.47	(0.64)	36

2013	11.55	(0.09)	5.00	4.91	–	(1.54)	(1.54)	–	14.92	43.10	208,237	1.47	1.47	1.47	(0.67)	39

2012	10.03	(0.04)	2.23	2.19	–	(0.67)	(0.67)	–	11.55	22.14	205,084	1.46	1.46	1.46	(0.32)	34

Royce Opportunity Fund–Consultant Class
2016	$9.01	$(0.12)	$2.71	$2.59	$–	$(0.89)	$(0.89)	$–	$10.71	28.59%	$21,116	2.28%	2.28%	2.28%	(1.27)%	26%

2015	11.79	(0.15)	(1.57)	(1.72)	–	(1.06)	(1.06)	–	9.01	(14.56)	19,464	2.26	2.26	2.26	(1.34)	27

2014	14.02	(0.19)	(0.10)	(0.29)	–	(1.94)	(1.94)	–	11.79	(1.61)	20,518	2.24	2.24	2.24	(1.40)	36

2013	11.01	(0.20)	4.75	4.55	–	(1.54)	(1.54)	–	14.02	41.93	18,643	2.31	2.31	2.31	(1.51)	39

2012	9.67	(0.13)	2.14	2.01	–	(0.67)	(0.67)	–	11.01	21.09	11,930	2.36	2.36	2.36	(1.22)	34

Royce Opportunity Fund–Institutional Class
2016	$10.74	$(0.01)	$3.24	$3.23	$–	$(0.89)	$(0.89)	$–	$13.08	29.94%	$583,975	1.07%	1.07%	1.07%	(0.06)%	26%

2015	13.64	(0.02)	(1.82)	(1.84)	–	(1.06)	(1.06)	–	10.74	(13.46)	600,945	1.05	1.05	1.05	(0.15)	27

2014	15.71	(0.03)	(0.10)	(0.13)	–	(1.94)	(1.94)	–	13.64	(0.41)	799,131	1.03	1.03	1.03	(0.20)	36

2013	12.06	(0.03)	5.23	5.20	(0.01)	(1.54)	(1.55)	–	15.71	43.69	853,886	1.03	1.03	1.03	(0.23)	39

2012	10.40	0.01	2.32	2.33	–	(0.67)	(0.67)	–	12.06	22.70	689,939	1.04	1.04	1.04	0.11	34

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 103

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Opportunity Fund–R Class
2016	$9.72	$(0.08)	$2.92	$2.84	$–	$(0.89)	$(0.89)	$–	$11.67	29.08%	$38,902	1.82%	1.82%	1.82%	(0.81)%	26%

2015	12.56	(0.11)	(1.67)	(1.78)	–	(1.06)	(1.06)	–	9.72	(14.15)	32,599	1.82	1.82	1.82	(0.90)	27

2014	14.73	(0.13)	(0.10)	(0.23)	–	(1.94)	(1.94)	–	12.56	(1.12)	33,699	1.78	1.78	1.78	(0.93)	36

2013	11.46	(0.14)	4.95	4.81	–	(1.54)	(1.54)	–	14.73	42.56	22,730	1.82	1.82	1.82	(1.02)	39

2012	9.98	(0.07)	2.22	2.15	–	(0.67)	(0.67)	–	11.46	21.85	6,612	2.01	2.01	1.84	(0.62)	34

Royce Opportunity Fund–K Class
2016	$8.88	$(0.07)	$2.68	$2.61	$–	$(0.89)	$(0.89)	$–	$10.60	29.24%	$6,698	1.75%	1.75%	1.75%	(0.74)%	26%

2015	11.57	(0.08)	(1.55)	(1.63)	–	(1.06)	(1.06)	–	8.88	(14.06)	9,706	1.62	1.62	1.62	(0.73)	27

2014	13.70	(0.10)	(0.09)	(0.19)	–	(1.94)	(1.94)	–	11.57	(0.90)	22,892	1.59	1.59	1.59	(0.75)	36

2013	10.70	(0.08)	4.62	4.54	–	(1.54)	(1.54)	–	13.70	43.07	17,927	1.46	1.46	1.46	(0.65)	39

2012	9.33	(0.04)	2.08	2.04	–	(0.67)	(0.67)	–	10.70	22.19	8,828	1.52	1.52	1.52	(0.36)	34

Royce Pennsylvania Mutual Fund–Investment Class
2016	$9.33	$0.07	$2.41	$2.48	$(0.04)	$(0.75)	$(0.79)	$–	$11.02	26.47%	$1,671,848	0.92%	0.92%	0.92%	0.60%	18%

2015	13.00	0.09	(1.58)	(1.49)	(0.10)	(2.08)	(2.18)	–	9.33	(11.43)	1,925,419	0.92	0.92	0.92	0.58	21

2014	14.73	0.06	(0.21)	(0.15)	(0.04)	(1.54)	(1.58)	–	13.00	(0.70)	3,869,579	0.91	0.91	0.91	0.35	21

2013	11.50	0.03	3.99	4.02	(0.00)	(0.79)	(0.79)	–	14.73	35.25	5,033,318	0.92	0.92	0.92	0.24	26

2012	10.76	0.15	1.39	1.54	(0.15)	(0.65)	(0.80)	–	11.50	14.58	4,232,988	0.89	0.89	0.89	1.19	22

Royce Pennsylvania Mutual Fund–Service Class
2016	$9.35	$0.03	$2.41	$2.44	$(0.01)	$(0.75)	$(0.76)	$–	$11.03	25.99%	$100,598	1.26%	1.26%	1.26%	0.27%	18%

2015	12.96	0.05	(1.56)	(1.51)	(0.02)	(2.08)	(2.10)	–	9.35	(11.57)	102,341	1.23	1.23	1.23	0.29	21

2014	14.69	0.00	(0.19)	(0.19)	–	(1.54)	(1.54)	–	12.96	(1.04)	333,548	1.23	1.23	1.23	0.03	21

2013	11.51	(0.01)	3.98	3.97	–	(0.79)	(0.79)	–	14.69	34.77	591,534	1.25	1.25	1.25	(0.08)	26

2012	10.75	0.10	1.40	1.50	(0.09)	(0.65)	(0.74)	–	11.51	14.15	473,624	1.24	1.24	1.24	0.90	22

Royce Pennsylvania Mutual Fund–Consultant Class
2016	$7.70	$(0.03)	$1.98	$1.95	$–	$(0.75)	$(0.75)	$–	$8.90	25.20%	$402,114	1.94%	1.94%	1.94%	(0.42)%	18%

2015	11.16	(0.05)	(1.33)	(1.38)	–	(2.08)	(2.08)	–	7.70	(12.31)	416,862	1.94	1.94	1.94	(0.44)	21

2014	12.96	(0.08)	(0.18)	(0.26)	–	(1.54)	(1.54)	–	11.16	(1.72)	676,347	1.91	1.91	1.91	(0.64)	21

2013	10.29	(0.09)	3.55	3.46	–	(0.79)	(0.79)	–	12.96	33.94	788,017	1.94	1.94	1.94	(0.78)	26

2012	9.69	0.01	1.25	1.26	(0.01)	(0.65)	(0.66)	–	10.29	13.27	654,642	1.97	1.97	1.97	0.12	22

Royce Pennsylvania Mutual Fund–Institutional Class
2016	$9.34	$0.09	$2.41	$2.50	$(0.05)	$(0.75)	$(0.80)	$–	$11.04	26.65%	$245,009	0.83%	0.83%	0.83%	0.63%	18%

2015	13.02	0.11	(1.60)	(1.49)	(0.11)	(2.08)	(2.19)	–	9.34	(11.34)	498,374	0.81	0.81	0.81	0.68	21

2014	14.75	0.07	(0.20)	(0.13)	(0.06)	(1.54)	(1.60)	–	13.02	(0.58)	802,517	0.79	0.79	0.79	0.48	21

2013	11.52	0.05	3.99	4.04	(0.02)	(0.79)	(0.81)	–	14.75	35.34	818,212	0.79	0.79	0.79	0.40	26

2012	10.79	0.13	1.43	1.56	(0.18)	(0.65)	(0.83)	–	11.52	14.72	488,052	0.80	0.80	0.80	1.53	22

104 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Pennsylvania Mutual Fund–R Class
2016	$8.90	$(0.01)	$2.30	$2.29	$–	$(0.75)	$(0.75)	$–	$10.44	25.62%	$17,059	1.63%	1.63%	1.63%	(0.11)%	18%

2015	12.50	(0.02)	(1.50)	(1.52)	–	(2.08)	(2.08)	–	8.90	(12.10)	18,675	1.65	1.65	1.65	(0.15)	21

2014	14.26	(0.03)	(0.19)	(0.22)	–	(1.54)	(1.54)	–	12.50	(1.28)	36,622	1.48	1.48	1.48	(0.21)	21

2013	11.22	(0.05)	3.88	3.83	–	(0.79)	(0.79)	–	14.26	34.42	44,094	1.56	1.56	1.56	(0.39)	26

2012	10.50	0.07	1.35	1.42	(0.05)	(0.65)	(0.70)	–	11.22	13.79	32,977	1.50	1.50	1.50	0.70	22

Royce Pennsylvania Mutual Fund–K Class
2016	$7.86	$(0.02)	$2.02	$2.00	$–	$(0.75)	$(0.75)	$–	$9.11	25.32%	$3,200	1.81%	1.81%	1.81%	(0.28)%	18%

2015	11.30	(0.00)	(1.36)	(1.36)	–	(2.08)	(2.08)	–	7.86	(11.95)	4,140	1.51	1.51	1.51	(0.01)	21

2014	13.04	(0.02)	(0.18)	(0.20)	–	(1.54)	(1.54)	–	11.30	(1.24)	10,707	1.42	1.42	1.42	(0.15)	21

2013	10.29	(0.02)	3.56	3.54	–	(0.79)	(0.79)	–	13.04	34.72	11,685	1.37	1.37	1.37	(0.19)	26

2012	9.68	0.09	1.24	1.33	(0.07)	(0.65)	(0.72)	–	10.29	14.04	8,849	1.26	1.26	1.26	0.94	22

Royce Premier Fund–Investment Class
2016	$14.28	$0.06	$3.25	$3.31	$(0.04)	$(2.04)	$(2.08)	$–	$15.51	23.00%	$1,768,580	1.16%	1.16%	1.16%	0.35%	15%

2015	19.72	0.13	(2.11)	(1.98)	(0.13)	(3.33)	(3.46)	–	14.28	(9.90)	2,015,905	1.13	1.13	1.13	0.49	13

2014	22.11	0.08	(0.32)	(0.24)	(0.08)	(2.07)	(2.15)	–	19.72	(0.86)	4,097,961	1.10	1.10	1.10	0.34	9

2013	19.16	0.00	5.22	5.22	–	(2.27)	(2.27)	–	22.11	27.73	5,096,793	1.09	1.09	1.09	0.02	11

2012	18.52	0.24	1.85	2.09	(0.24)	(1.21)	(1.45)	–	19.16	11.45	4,629,272	1.06	1.06	1.06	1.19	7

Royce Premier Fund–Service Class
2016	$13.98	$0.00	$3.19	$3.19	$–	$(2.04)	$(2.04)	$–	$15.13	22.63%	$46,550	1.50%	1.50%	1.49%	0.02%	15%

2015	19.33	0.06	(2.04)	(1.98)	(0.04)	(3.33)	(3.37)	–	13.98	(10.13)	61,969	1.44	1.43	1.43	0.23	13

2014	21.70	0.01	(0.31)	(0.30)	–	(2.07)	(2.07)	–	19.33	(1.16)	172,810	1.38	1.38	1.38	0.05	9

2013	18.89	(0.07)	5.15	5.08	–	(2.27)	(2.27)	–	21.70	27.39	318,860	1.38	1.38	1.38	(0.33)	11

2012	18.23	0.19	1.81	2.00	(0.13)	(1.21)	(1.34)	–	18.89	11.14	560,553	1.33	1.33	1.32	0.92	7

Royce Premier Fund–Consultant Class
2016	$11.89	$(0.09)	$2.70	$2.61	$–	$(2.04)	$(2.04)	$–	$12.46	21.72%	$31,353	2.22%	2.22%	2.22%	(0.72)%	15%

2015	17.09	(0.09)	(1.78)	(1.87)	–	(3.33)	(3.33)	–	11.89	(10.80)	32,982	2.17	2.17	2.17	(0.55)	13

2014	19.58	(0.13)	(0.29)	(0.42)	–	(2.07)	(2.07)	–	17.09	(1.92)	56,884	2.10	2.10	2.10	(0.66)	9

2013	17.35	(0.20)	4.70	4.50	–	(2.27)	(2.27)	–	19.58	26.47	66,712	2.13	2.13	2.13	(1.02)	11

2012	16.87	0.02	1.69	1.71	(0.02)	(1.21)	(1.23)	–	17.35	10.24	60,568	2.12	2.12	2.12	0.13	7

Royce Premier Fund–Institutional Class
2016	$14.44	$0.08	$3.30	$3.38	$(0.06)	$(2.04)	$(2.10)	$–	$15.72	23.20%	$250,826	1.07%	1.07%	1.07%	0.44%	15%

2015	19.91	0.16	(2.14)	(1.98)	(0.16)	(3.33)	(3.49)	–	14.44	(9.82)	294,477	1.02	1.02	1.02	0.60	13

2014	22.31	0.12	(0.34)	(0.22)	(0.11)	(2.07)	(2.18)	–	19.91	(0.79)	594,463	0.98	0.98	0.98	0.45	9

2013	19.30	0.03	5.25	5.28	–	(2.27)	(2.27)	–	22.31	27.85	989,100	0.98	0.98	0.98	0.13	11

2012	18.66	0.26	1.87	2.13	(0.28)	(1.21)	(1.49)	–	19.30	11.57	866,277	0.98	0.98	0.98	1.30	7

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 105

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Premier Fund–W Class
2016	$14.32	$0.06	$3.27	$3.33	$(0.04)	$(2.04)	$(2.08)	$–	$15.57	23.06%	$147,937	1.17%	1.17%	1.17%	0.34%	15%

2015	19.76	0.14	(2.12)	(1.98)	(0.13)	(3.33)	(3.46)	–	14.32	(9.88)	192,785	1.12	1.12	1.12	0.51	13

2014	22.16	0.09	(0.33)	(0.24)	(0.09)	(2.07)	(2.16)	–	19.76	(0.89)	446,380	1.07	1.07	1.07	0.36	9

2013	19.20	0.00	5.23	5.23	–	(2.27)	(2.27)	–	22.16	27.73	552,732	1.09	1.09	1.09	0.01	11

2012	18.57	0.25	1.85	2.10	(0.26)	(1.21)	(1.47)	–	19.20	11.46	533,763	1.05	1.05	1.05	1.19	7

Royce Premier Fund–R Class
2016	$13.49	$(0.05)	$3.07	$3.02	$–	$(2.04)	$(2.04)	$–	$14.47	22.18%	$13,889	1.84%	1.84%	1.84%	(0.33)%	15%

2015	18.82	(0.03)	(1.97)	(2.00)	–	(3.33)	(3.33)	–	13.49	(10.50)	16,129	1.78	1.78	1.78	(0.16)	13

2014	21.25	(0.06)	(0.30)	(0.36)	–	(2.07)	(2.07)	–	18.82	(1.48)	27,355	1.71	1.71	1.71	(0.28)	9

2013	18.61	(0.13)	5.04	4.91	–	(2.27)	(2.27)	–	21.25	26.88	32,577	1.74	1.74	1.74	(0.63)	11

2012	17.99	0.11	1.80	1.91	(0.08)	(1.21)	(1.29)	–	18.61	10.75	28,632	1.68	1.68	1.68	0.57	7

Royce Small-Cap Leaders Fund–Investment Class
2016	$6.28	$0.05	$1.58	$1.63	$(0.06)	$(0.73)	$(0.79)	$–	$7.12	25.84%	$48,128	1.23%	1.23%	1.23%	0.62%	65%

2015	8.74	0.03	(1.09)	(1.06)	(0.04)	(1.36)	(1.40)	–	6.28	(12.21)	50,410	1.24	1.24	1.24	0.40	64

2014	10.11	(0.00)	(0.32)	(0.32)	–	(1.05)	(1.05)	–	8.74	(2.95)	68,898	1.22	1.22	1.22	(0.03)	39

2013	8.85	(0.00)	2.71	2.71	(0.03)	(1.42)	(1.45)	–	10.11	31.24	60,156	1.20	1.20	1.20	(0.07)	31

2012	8.74	0.12	0.88	1.00	(0.15)	(0.74)	(0.89)	–	8.85	11.78	68,395	1.19	1.19	1.19	1.31	13

Royce Small-Cap Leaders Fund–Service Class
2016	$6.21	$0.03	$1.56	$1.59	$(0.04)	$(0.73)	$(0.77)	$–	$7.03	25.51%	$50,523	1.58%	1.58%	1.49%	0.37%	65%

2015	8.65	0.02	(1.09)	(1.07)	(0.01)	(1.36)	(1.37)	–	6.21	(12.50)	57,729	1.54	1.54	1.49	0.18	64

2014	10.05	(0.04)	(0.31)	(0.35)	–	(1.05)	(1.05)	–	8.65	(3.26)	149,736	1.52	1.52	1.50	(0.39)	39

2013	8.81	(0.04)	2.70	2.66	(0.00)	(1.42)	(1.42)	–	10.05	30.85	231,879	1.50	1.50	1.48	(0.36)	31

2012	8.67	0.11	0.86	0.97	(0.09)	(0.74)	(0.83)	–	8.81	11.52	220,674	1.46	1.46	1.42	1.03	13

Royce Small-Cap Leaders Fund–R Class
2016	$8.36	$(0.00)	$2.11	$2.11	$(0.01)	$(0.73)	$(0.74)	$–	$9.73	25.18%	$1,871	2.74%	2.74%	1.84%	(0.01)%	65%

2015	11.14	(0.02)	(1.40)	(1.42)	–	(1.36)	(1.36)	–	8.36	(12.84)	1,681	2.75	2.75	1.84	(0.22)	64

2014	12.67	(0.09)	(0.39)	(0.48)	–	(1.05)	(1.05)	–	11.14	(3.61)	1,983	2.23	2.23	1.84	(0.73)	39

2013	10.84	(0.09)	3.34	3.25	–	(1.42)	(1.42)	–	12.67	30.45	2,807	2.28	2.28	1.84	(0.72)	31

2012	10.46	0.05	1.07	1.12	–	(0.74)	(0.74)	–	10.84	10.95	2,554	2.57	2.57	1.84	0.46	13

Royce Small-Cap Leaders Fund–K Class
2016	$8.56	$0.02	$2.15	$2.17	$(0.03)	$(0.73)	$(0.76)	$–	$9.97	25.27%	$502	5.99%	5.99%	1.59%	0.21%	65%

2015	11.34	0.01	(1.43)	(1.42)	–	(1.36)	(1.36)	–	8.56	(12.60)	340	5.02	5.02	1.59	0.05	64

2014	12.84	(0.07)	(0.38)	(0.45)	–	(1.05)	(1.05)	–	11.34	(3.33)	672	2.98	2.98	1.59	(0.53)	39

2013	10.95	(0.06)	3.37	3.31	–	(1.42)	(1.42)	–	12.84	30.69	2,320	1.78	1.78	1.59	(0.50)	31

2012	10.56	0.11	1.06	1.17	(0.04)	(0.74)	(0.78)	–	10.95	11.37	3,554	1.68	1.68	1.59	0.88	13

106 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Small-Cap Value Fund–Investment Class
2016	$8.74	$0.08	$1.79	$1.87	$(0.08)	$(0.50)	$(0.58)	$–	$10.03	21.37%	$72,863	1.24%	1.24%	1.24%	0.72%	56%

2015	11.81	0.10	(1.43)	(1.33)	(0.09)	(1.65)	(1.74)	–	8.74	(11.25)	77,821	1.23	1.23	1.23	0.69	60

2014	13.52	0.04	(0.05)	(0.01)	(0.03)	(1.67)	(1.70)	–	11.81	0.27	140,163	1.18	1.18	1.18	0.32	38

2013	11.37	0.02	3.13	3.15	(0.03)	(0.97)	(1.00)	–	13.52	28.06	196,854	1.21	1.21	1.21	0.11	51

2012	10.97	0.15	0.92	1.07	(0.14)	(0.53)	(0.67)	–	11.37	9.88	206,316	1.19	1.19	1.19	1.22	25

Royce Small-Cap Value Fund–Service Class
2016	$8.70	$0.05	$1.79	$1.84	$(0.06)	$(0.50)	$(0.56)	$–	$9.98	21.06%	$213,067	1.49%	1.49%	1.48%	0.48%	56%

2015	11.76	0.06	(1.41)	(1.35)	(0.06)	(1.65)	(1.71)	–	8.70	(11.51)	252,814	1.48	1.48	1.48	0.45	60

2014	13.48	0.01	(0.06)	(0.05)	–	(1.67)	(1.67)	–	11.76	(0.02)	477,999	1.45	1.45	1.45	0.04	38

2013	11.34	(0.02)	3.13	3.11	–	(0.97)	(0.97)	–	13.48	27.76	680,674	1.48	1.48	1.48	(0.17)	51

2012	10.94	0.12	0.91	1.03	(0.10)	(0.53)	(0.63)	–	11.34	9.56	831,673	1.45	1.45	1.45	0.90	25

Royce Small-Cap Value Fund–Consultant Class
2016	$7.89	$(0.03)	$1.62	$1.59	$–	$(0.50)	$(0.50)	$–	$8.98	20.10%	$16,484	2.28%	2.28%	2.28%	(0.33)%	56%

2015	10.87	(0.04)	(1.29)	(1.33)	–	(1.65)	(1.65)	–	7.89	(12.24)	18,404	2.27	2.27	2.27	(0.36)	60

2014	12.68	(0.09)	(0.05)	(0.14)	–	(1.67)	(1.67)	–	10.87	(0.74)	26,716	2.21	2.21	2.21	(0.71)	38

2013	10.81	(0.12)	2.96	2.84	–	(0.97)	(0.97)	–	12.68	26.61	31,604	2.29	2.29	2.29	(0.97)	51

2012	10.46	0.02	0.89	0.91	(0.03)	(0.53)	(0.56)	–	10.81	8.77	33,480	2.26	2.26	2.26	0.15	25

Royce Small-Cap Value Fund–Institutional Class
2016	$8.74	$0.10	$1.79	$1.89	$(0.10)	$(0.50)	$(0.60)	$–	$10.03	21.54%	$127,741	1.08%	1.08%	1.08%	0.86%	56%

2015	11.81	0.10	(1.40)	(1.30)	(0.12)	(1.65)	(1.77)	–	8.74	(11.05)	148,652	1.06	1.06	1.06	0.83	60

2014	13.53	0.06	(0.06)	0.00	(0.05)	(1.67)	(1.72)	–	11.81	0.35	196,543	1.05	1.05	1.05	0.46	38

2013	11.38	0.04	3.13	3.17	(0.05)	(0.97)	(1.02)	–	13.53	28.22	219,667	1.05	1.05	1.05	0.27	51

2012	10.98	0.17	0.92	1.09	(0.16)	(0.53)	(0.69)	–	11.38	10.04	202,643	1.05	1.05	1.05	1.41	25

Royce Small-Cap Value Fund–R Class
2016	$8.42	$0.01	$1.73	$1.74	$(0.03)	$(0.50)	$(0.53)	$–	$9.63	20.60%	$18,059	1.85%	1.85%	1.85%	0.11%	56%

2015	11.43	0.01	(1.35)	(1.34)	(0.02)	(1.65)	(1.67)	–	8.42	(11.71)	19,200	1.83	1.83	1.83	0.09	60

2014	13.19	(0.03)	(0.06)	(0.09)	–	(1.67)	(1.67)	–	11.43	(0.34)	31,043	1.77	1.77	1.77	(0.26)	38

2013	11.16	(0.06)	3.06	3.00	–	(0.97)	(0.97)	–	13.19	27.21	37,409	1.83	1.83	1.83	(0.52)	51

2012	10.78	0.07	0.91	0.98	(0.07)	(0.53)	(0.60)	–	11.16	9.18	37,679	1.85	1.85	1.85	0.59	25

Royce Small-Cap Value Fund–K Class
2016	$6.17	$0.00	$1.27	$1.27	$(0.01)	$(0.50)	$(0.51)	$–	$6.93	20.52%	$2,966	1.95%	1.95%	1.95%	(0.04)%	56%

2015	8.90	0.02	(1.06)	(1.04)	(0.04)	(1.65)	(1.69)	–	6.17	(11.69)	6,026	1.80	1.80	1.80	0.11	60

2014	10.65	(0.02)	(0.06)	(0.08)	–	(1.67)	(1.67)	–	8.90	(0.32)	9,363	1.67	1.67	1.67	(0.18)	38

2013	9.14	(0.03)	2.51	2.48	–	(0.97)	(0.97)	–	10.65	27.55	16,285	1.62	1.62	1.62	(0.30)	51

2012	8.95	0.09	0.75	0.84	(0.12)	(0.53)	(0.65)	–	9.14	9.49	18,209	1.53	1.53	1.53	0.98	25

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 107

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Smaller-Companies Growth Fund–Investment Class
2016	$11.36	$(0.05)	$1.17	$1.12	$–	$(1.26)	$(1.26)	$–	$11.22	9.67%	$98,962	1.15%	1.15%	1.15%	(0.41)%	59%

2015	14.36	(0.06)	(0.19)	(0.25)	–	(2.75)	(2.75)	–	11.36	(1.59)	139,979	1.32	1.32	1.24	(0.38)	45

2014	17.03	(0.07)	0.68	0.61	–	(3.28)	(3.28)	–	14.36	4.04	295,412	1.33	1.33	1.33	(0.40)	52

2013	13.90	(0.09)	4.57	4.48	(0.00)	(1.35)	(1.35)	–	17.03	32.59	244,269	1.37	1.37	1.37	(0.59)	45

2012	12.04	(0.02)	1.88	1.86	–	–	–	–	13.90	15.45	228,016	1.27	1.27	1.27	(0.14)	32

Royce Smaller-Companies Growth Fund–Service Class
2016	$11.20	$(0.08)	$1.15	$1.07	$–	$(1.26)	$(1.26)	$–	$11.01	9.37%	$284,640	1.51%	1.51%	1.49%	(0.74)%	59%

2015	14.23	(0.08)	(0.20)	(0.28)	–	(2.75)	(2.75)	–	11.20	(1.82)	408,744	1.47	1.47	1.45	(0.58)	45

2014	16.93	(0.09)	0.67	0.58	–	(3.28)	(3.28)	–	14.23	3.89	572,899	1.44	1.44	1.42	(0.51)	52

2013	13.83	(0.11)	4.56	4.45	–	(1.35)	(1.35)	–	16.93	32.52	835,379	1.48	1.48	1.46	(0.69)	45

2012	12.00	(0.04)	1.87	1.83	–	–	–	–	13.83	15.25	966,735	1.45	1.45	1.44	(0.33)	32

Royce Smaller-Companies Growth Fund–Consultant Class
2016	$10.01	$(0.14)	$1.02	$0.88	$–	$(1.26)	$(1.26)	$–	$9.63	8.58%	$10,593	2.35%	2.35%	2.24%	(1.50)%	59%

2015	13.12	(0.18)	(0.18)	(0.36)	–	(2.75)	(2.75)	–	10.01	(2.61)	14,411	2.32	2.32	2.24	(1.36)	45

2014	15.99	(0.22)	0.63	0.41	–	(3.28)	(3.28)	–	13.12	3.05	17,158	2.29	2.29	2.29	(1.37)	52

2013	13.24	(0.24)	4.34	4.10	–	(1.35)	(1.35)	–	15.99	31.31	22,614	2.36	2.36	2.36	(1.58)	45

2012	11.60	(0.15)	1.79	1.64	–	–	–	–	13.24	14.14	19,618	2.37	2.37	2.37	(1.21)	32

Royce Smaller-Companies Growth Fund–Institutional Class
2016	$11.48	$(0.05)	$1.18	$1.13	$–	$(1.26)	$(1.26)	$–	$11.35	9.66%	$20,523	1.15%	1.15%	1.15%	(0.41)%	59%

2015	14.46	(0.03)	(0.20)	(0.23)	–	(2.75)	(2.75)	–	11.48	(1.45)	39,763	1.10	1.10	1.10	(0.22)	45

2014	17.09	(0.03)	0.68	0.65	–	(3.28)	(3.28)	–	14.46	4.26	38,718	1.06	1.06	1.06	(0.16)	52

2013	13.94	(0.03)	4.57	4.54	(0.04)	(1.35)	(1.39)	–	17.09	32.99	142,923	1.07	1.07	1.07	(0.30)	45

2012	12.05	0.01	1.88	1.89	–	–	–	–	13.94	15.68	216,572	1.06	1.06	1.06	0.08	32

Royce Smaller-Companies Growth Fund–R Class
2016	$10.57	$(0.11)	$1.08	$0.97	$–	$(1.26)	$(1.26)	$–	$10.28	8.97%	$793	3.33%	3.33%	1.84%	(1.10)%	59%

2015	13.64	(0.14)	(0.18)	(0.32)	–	(2.75)	(2.75)	–	10.57	(2.20)	886	2.99	2.99	1.84	(0.97)	45

2014	16.43	(0.15)	0.64	0.49	–	(3.28)	(3.28)	–	13.64	3.45	1,360	2.35	2.35	1.84	(0.93)	52

2013	13.51	(0.16)	4.43	4.27	–	(1.35)	(1.35)	–	16.43	31.95	1,605	2.41	2.41	1.84	(1.06)	45

2012	11.77	(0.09)	1.83	1.74	–	–	–	–	13.51	14.78	1,221	2.35	2.35	1.84	(0.66)	32

Royce Smaller-Companies Growth Fund–K Class
2016	$6.10	$(0.05)	$0.64	$0.59	$–	$(1.26)	$(1.26)	$–	$5.43	9.33%	$204	8.46%	8.45%	1.59%	(0.85)%	59%

2015	9.05	(0.07)	(0.13)	(0.20)	–	(2.75)	(2.75)	–	6.10	(1.99)	307	5.44	5.44	1.59	(0.72)	45

2014	11.96	(0.08)	0.45	0.37	–	(3.28)	(3.28)	–	9.05	3.75	497	3.63	3.63	1.59	(0.67)	52

2013	10.10	(0.10)	3.31	3.21	(0.00)	(1.35)	(1.35)	–	11.96	32.31	968	2.62	2.62	1.59	(0.82)	45

2012	8.78	(0.04)	1.36	1.32	–	–	–	–	10.10	15.03	486	2.96	2.96	1.59	(0.45)	32

108 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Special Equity Fund–Investment Class
2016	$17.94	$0.21	$5.57	$5.78	$(0.21)	$(1.49)	$(1.70)	$–	$22.02	32.21%	$1,225,095	1.17%	1.17%	1.17%	0.99%	29%

2015	22.86	0.22	(3.04)	(2.82)	(0.24)	(1.86)	(2.10)	–	17.94	(12.36)	1,098,106	1.15	1.15	1.15	0.80	15

2014	25.02	0.13	0.09	0.22	(0.12)	(2.26)	(2.38)	–	22.86	1.09	1,950,211	1.12	1.12	1.12	0.47	21

2013	21.13	0.03	6.09	6.12	(0.03)	(2.20)	(2.23)	–	25.02	29.36	2,510,346	1.13	1.13	1.13	0.13	28

2012	19.70	0.46	2.53	2.99	(0.46)	(1.10)	(1.56)	–	21.13	15.36	2,048,091	1.13	1.13	1.13	2.20	31

Royce Special Equity Fund–Service Class
2016	$17.92	$0.16	$5.56	$5.72	$(0.17)	$(1.49)	$(1.66)	$–	$21.98	31.92%	$128,102	1.50%	1.50%	1.39%	0.77%	29%

2015	22.81	0.17	(3.03)	(2.86)	(0.17)	(1.86)	(2.03)	–	17.92	(12.55)	112,315	1.47	1.47	1.39	0.57	15

2014	24.97	0.06	0.09	0.15	(0.05)	(2.26)	(2.31)	–	22.81	0.80	233,791	1.44	1.44	1.39	0.20	21

2013	21.12	(0.03)	6.08	6.05	–	(2.20)	(2.20)	–	24.97	29.04	335,952	1.45	1.45	1.39	(0.13)	28

2012	19.66	0.42	2.52	2.94	(0.38)	(1.10)	(1.48)	–	21.12	15.10	250,915	1.43	1.43	1.39	1.90	31

Royce Special Equity Fund–Consultant Class
2016	$16.57	$(0.01)	$5.13	$5.12	$(0.04)	$(1.49)	$(1.53)	$–	$20.16	30.91%	$50,514	2.20%	2.20%	2.20%	(0.04)%	29%

2015	21.27	(0.05)	(2.76)	(2.81)	(0.03)	(1.86)	(1.89)	–	16.57	(13.23)	42,427	2.18	2.18	2.18	(0.24)	15

2014	23.57	(0.13)	0.09	(0.04)	–	(2.26)	(2.26)	–	21.27	0.04	63,981	2.14	2.14	2.14	(0.56)	21

2013	20.20	(0.21)	5.78	5.57	–	(2.20)	(2.20)	–	23.57	27.97	71,333	2.17	2.17	2.17	(0.90)	28

2012	18.88	0.23	2.42	2.65	(0.23)	(1.10)	(1.33)	–	20.20	14.20	57,755	2.18	2.18	2.18	1.13	31

Royce Special Equity Fund–Institutional Class
2016	$17.80	$0.23	$5.53	$5.76	$(0.23)	$(1.49)	$(1.72)	$–	$21.84	32.35%	$206,270	1.07%	1.07%	1.07%	1.10%	29%

2015	22.71	0.33	(3.12)	(2.79)	(0.26)	(1.86)	(2.12)	–	17.80	(12.27)	208,952	1.04	1.04	1.04	1.02	15

2014	24.88	0.14	0.10	0.24	(0.15)	(2.26)	(2.41)	–	22.71	1.17	639,723	1.02	1.02	1.02	0.56	21

2013	21.02	0.06	6.06	6.12	(0.06)	(2.20)	(2.26)	–	24.88	29.51	700,200	1.01	1.01	1.01	0.26	28

2012	19.63	0.49	2.51	3.00	(0.51)	(1.10)	(1.61)	–	21.02	15.46	571,388	1.02	1.02	1.02	2.28	31

Royce Special Equity Multi-Cap Fund–Investment Class [g]
2016	$12.34	$0.17	$1.55	$1.72	$(0.16)	$–	$(0.16)	$–	$13.90	13.92%	$34,858	1.02%	1.02%	0.97%	1.15%	50%

2015	15.55	0.40	(2.48)	(2.08)	(0.35)	(0.78)	(1.13)	–	12.34	(13.40)	43,999	1.01	1.01	0.99	1.49	31

2014	14.92	0.10	1.30	1.40	(0.11)	(0.66)	(0.77)	–	15.55	9.53	123,545	0.97	0.97	0.96	0.95	39

2013	11.64	0.12	4.11	4.23	(0.12)	(0.83)	(0.95)	–	14.92	36.62	62,387	1.16	1.16	1.15	0.93	44

2012	11.54	0.12	0.22	0.34	(0.14)	(0.10)	(0.24)	–	11.64	3.00 [1]	34,375	1.19 [2]	1.19 [2]	1.16 [2]	1.55 [2]	14

Royce Special Equity Multi-Cap Fund–Service Class
2016	$12.38	$0.13	$1.57	$1.70	$(0.13)	$–	$(0.13)	$–	$13.95	13.69%	$37,495	1.34%	1.34%	1.23%	0.89%	50%

2015	15.60	0.26	(2.39)	(2.13)	(0.31)	(0.78)	(1.09)	–	12.38	(13.64)	47,630	1.29	1.29	1.23	1.21	31

2014	14.96	0.10	1.27	1.37	(0.07)	(0.66)	(0.73)	–	15.60	9.28	94,878	1.34	1.34	1.24	0.66	39

2013	11.68	0.09	4.12	4.21	(0.10)	(0.83)	(0.93)	–	14.96	36.26	78,233	1.61	1.61	1.38	0.69	44

2012	10.64	0.13	1.10	1.23	(0.09)	(0.10)	(0.19)	–	11.68	11.62	43,690	1.51	1.51	1.36	1.15	14

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 109

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Special Equity Multi-Cap Fund–Consultant Class [f]
2016	$8.15	$0.02	$1.03	$1.05	$(0.08)	$–	$(0.08)	$–	$9.12	12.89%	$4,986	2.38%	2.38%	1.99%	0.12%	50%

2015	10.72	0.09	(1.63)	(1.54)	(0.25)	(0.78)	(1.03)	–	8.15	(14.35)	6,825	2.19	2.19	1.99	0.50	31

2014	10.00	(0.04)	1.48	1.44	(0.06)	(0.66)	(0.72)	–	10.72	14.57 [1]	9,223	2.54 [2]	2.54 [2]	1.99 [2]	(0.05)[2]	39

Royce Special Equity Multi-Cap Fund–Institutional Class [h]
2016	$12.33	$0.16	$1.57	$1.73	$(0.17)	$–	$(0.17)	$–	$13.89	14.04%	$37,339	0.99%	0.99%	0.89%	1.22%	50%

2015	15.56	0.34	(2.41)	(2.07)	(0.38)	(0.78)	(1.16)	–	12.33	(13.32)	36,864	0.94	0.94	0.89	1.56	31

2014	14.92	0.12	1.30	1.42	(0.12)	(0.66)	(0.78)	–	15.56	9.64	75,941	0.93	0.93	0.89	1.01	39

2013	11.64	0.15	4.10	4.25	(0.14)	(0.83)	(0.97)	–	14.92	36.73	48,063	1.10	1.10	1.04	1.02	44

2012	11.83	0.10	(0.03)	0.07	(0.16)	(0.10)	(0.26)	–	11.64	0.61 [1]	30,905	1.21 [2]	1.21 [2]	1.04 [2]	1.76 [2]	14

Royce Total Return Fund–Investment Class
2016	$11.91	$0.15	$2.93	$3.08	$(0.22)	$(1.09)	$(1.31)	$–	$13.68	25.86%	$1,835,927	1.19%	1.19%	1.19%	1.08%	16%

2015	14.74	0.17	(1.23)	(1.06)	(0.12)	(1.65)	(1.77)	–	11.91	(7.19)	1,850,309	1.15	1.15	1.15	1.18	11

2014	16.47	0.17	0.00	0.17	(0.28)	(1.62)	(1.90)	–	14.74	1.34	3,077,951	1.13	1.13	1.13	0.95	18

2013	13.63	0.16	4.24	4.40	(0.14)	(1.42)	(1.56)	–	16.47	32.76	3,657,904	1.13	1.13	1.13	1.00	21

2012	12.68	0.26	1.54	1.80	(0.23)	(0.62)	(0.85)	–	13.63	14.42	3,044,664	1.10	1.10	1.10	1.89	17

Royce Total Return Fund–Service Class
2016	$12.12	$0.11	$3.00	$3.11	$(0.16)	$(1.09)	$(1.25)	$–	$13.98	25.60%	$142,606	1.46%	1.46%	1.46%	0.80%	16%

2015	14.98	0.13	(1.25)	(1.12)	(0.09)	(1.65)	(1.74)	–	12.12	(7.48)	137,594	1.43	1.43	1.43	0.90	11

2014	16.61	0.12	0.01	0.13	(0.14)	(1.62)	(1.76)	–	14.98	1.08	232,814	1.42	1.42	1.42	0.60	18

2013	13.72	0.11	4.27	4.38	(0.07)	(1.42)	(1.49)	–	16.61	32.38	493,111	1.48	1.48	1.48	0.68	21

2012	12.71	0.22	1.55	1.77	(0.14)	(0.62)	(0.76)	–	13.72	14.11	264,528	1.39	1.39	1.39	1.58	17

Royce Total Return Fund–Consultant Class
2016	$12.15	$0.01	$3.01	$3.02	$(0.01)	$(1.09)	$(1.10)	$–	$14.07	24.73%	$267,083	2.16%	2.16%	2.16%	0.11%	16%

2015	15.05	0.03	(1.26)	(1.23)	(0.02)	(1.65)	(1.67)	–	12.15	(8.15)	262,131	2.16	2.16	2.16	0.18	11

2014	16.68	(0.00)	0.02	0.02	(0.03)	(1.62)	(1.65)	–	15.05	0.37	356,731	2.12	2.12	2.12	(0.04)	18

2013	13.81	(0.00)	4.29	4.29	–	(1.42)	(1.42)	–	16.68	31.38	404,498	2.15	2.15	2.15	(0.02)	21

2012	12.77	0.11	1.56	1.67	(0.01)	(0.62)	(0.63)	–	13.81	13.19	331,116	2.20	2.20	2.20	0.80	17

Royce Total Return Fund–Institutional Class
2016	$11.78	$0.18	$2.90	$3.08	$(0.25)	$(1.09)	$(1.34)	$–	$13.52	26.13%	$420,375	1.05%	1.05%	1.05%	1.22%	16%

2015	14.61	0.18	(1.22)	(1.04)	(0.14)	(1.65)	(1.79)	–	11.78	(7.17)	374,555	1.03	1.03	1.03	1.28	11

2014	16.35	0.18	0.02	0.20	(0.32)	(1.62)	(1.94)	–	14.61	1.51	572,662	1.00	1.00	1.00	1.09	18

2013	13.55	0.18	4.21	4.39	(0.17)	(1.42)	(1.59)	–	16.35	32.93	621,447	1.00	1.00	1.00	1.15	21

2012	12.64	0.27	1.54	1.81	(0.28)	(0.62)	(0.90)	–	13.55	14.48	408,551	1.02	1.02	1.02	2.02	17

110 | The Royce Funds 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset		Net Realized and		Distributions	Distributions from									Investment
	Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Shareholder	Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Royce Total Return Fund–W Class
2016	$11.88	$0.17	$2.91	$3.08	$(0.20)	$(1.09)	$(1.29)	$–	$13.67	25.96%	$79,702	1.20%	1.20%	1.20%	1.03%	16%

2015	14.72	0.16	(1.23)	(1.07)	(0.12)	(1.65)	(1.77)	–	11.88	(7.28)	118,167	1.18	1.18	1.18	1.17	11

2014	16.45	0.15	0.03	0.18	(0.29)	(1.62)	(1.91)	–	14.72	1.35	261,829	1.13	1.13	1.13	0.97	18

2013	13.62	0.16	4.23	4.39	(0.14)	(1.42)	(1.56)	–	16.45	32.71	249,035	1.15	1.15	1.15	0.99	21

2012	12.69	0.26	1.54	1.80	(0.25)	(0.62)	(0.87)	–	13.62	14.41	171,603	1.12	1.12	1.12	1.97	17

Royce Total Return Fund–R Class
2016	$12.19	$0.07	$3.00	$3.07	$(0.08)	$(1.09)	$(1.17)	$–	$14.09	25.14%	$53,896	1.78%	1.78%	1.78%	0.49%	16%

2015	15.07	0.08	(1.25)	(1.17)	(0.06)	(1.65)	(1.71)	–	12.19	(7.79)	50,684	1.77	1.77	1.77	0.56	11

2014	16.73	0.07	0.01	0.08	(0.12)	(1.62)	(1.74)	–	15.07	0.73	65,501	1.72	1.72	1.72	0.37	18

2013	13.82	0.06	4.30	4.36	(0.03)	(1.42)	(1.45)	–	16.73	31.95	72,541	1.75	1.75	1.75	0.39	21

2012	12.79	0.18	1.55	1.73	(0.08)	(0.62)	(0.70)	–	13.82	13.66	48,797	1.74	1.74	1.74	1.36	17

Royce Total Return Fund–K Class
2016	$8.19	$0.08	$2.01	$2.09	$(0.12)	$(1.09)	$(1.21)	$–	$9.07	25.41%	$40,952	1.55%	1.55%	1.55%	0.67%	16%

2015	10.71	0.09	(0.90)	(0.81)	(0.06)	(1.65)	(1.71)	–	8.19	(7.54)	62,597	1.49	1.49	1.49	0.85	11

2014	12.40	0.11	(0.03)	0.08	(0.15)	(1.62)	(1.77)	–	10.71	1.01	91,271	1.47	1.47	1.47	0.55	18

2013	10.53	0.07	3.27	3.34	(0.05)	(1.42)	(1.47)	–	12.40	32.20	196,344	1.50	1.50	1.50	0.62	21

2012	9.90	0.17	1.21	1.38	(0.13)	(0.62)	(0.75)	–	10.53	14.08	163,412	1.43	1.43	1.43	1.51	17

[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on March 21, 2014.
[b]	The Class commenced operations on September 4, 2012.
[c]	The Class commenced operations on January 5, 2016.
[d]	The Class commenced operations on January 22, 2014.
[e]	The Class commenced operations on February 26, 2016.
[f]	The Class commenced operations on January 27, 2014.
[g]	The Class commenced operations on March 1, 2012.
[h]	The Class commenced operations on April 18, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2016 Annual Report to Shareholders | 111

Notes to Financial Statements

Summary of Significant Accounting Policies:
    Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce Heritage Fund, Royce International Micro-Cap Fund, Royce International Premier Fund, Royce International Small-Cap Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund (the “Fund” or “Funds”), are the eighteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
    Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
    At December 31, 2016, officers, employees of Royce & Associates (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce International Micro-Cap Fund	52%	Royce International Small-Cap Fund	33%
Royce International Premier Fund	12%	Royce Micro-Cap Opportunity Fund	15%

VALUATION OF INVESTMENTS:
    Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
    Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

    The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

112 | The Royce Funds 2016 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
     The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2016. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Dividend Value Fund Common Stocks	$175,588,871	$38,650,169	$–	$214,239,040

Corporate Bond	–	444,260	–	444,260

Cash Equivalents	–	3,414,000	–	3,414,000

Royce Global Financial Services Fund Common Stocks	34,629,136	13,315,488	–	47,944,624

Cash Equivalents	–	1,383,000	–	1,383,000

Royce Heritage Fund Common Stocks	175,593,712	5,483,727	–	181,077,439

Cash Equivalents	1,563,260	47,278,000	–	48,841,260

Royce International Micro-Cap Fund Common Stocks	1,091,991	4,502,977	–	5,594,968

Cash Equivalents	–	501,000	–	501,000

Royce International Premier Fund Common Stocks	2,171,378	59,421,717	–	61,593,095

Cash Equivalents	–	1,475,000	–	1,475,000

Royce International Small-Cap Fund Common Stocks	983,427	5,927,652	–	6,911,079

Cash Equivalents	–	398,000	–	398,000

Royce Low-Priced Stock Fund Common Stocks	288,570,538	18,542,438	0	307,112,976

Cash Equivalents	14,191,767	14,544,000	–	28,735,767

Royce Micro-Cap Fund Common Stocks	217,145,494	5,968,143	865,628	223,979,265

Cash Equivalents	7,076,975	21,137,000	–	28,213,975

Royce Micro-Cap Opportunity Fund Common Stocks	43,741,472	–	–	43,741,472

Cash Equivalents	–	2,609,000	–	2,609,000

Royce Opportunity Fund Common Stocks	1,372,653,993	312,228	–	1,372,966,221

Cash Equivalents	109,417,922	105,163,000	–	214,580,922

Royce Pennsylvania Mutual Fund Common Stocks	2,359,187,096	51,555,841	–	2,410,742,937

Cash Equivalents	37,026,755	21,856,000	–	58,882,755

Royce Premier Fund Common Stocks	2,204,832,596	33,706,909	–	2,238,539,505

Cash Equivalents	6,380,826	24,420,000	–	30,800,826

Royce Small-Cap Leaders Fund Common Stocks	94,523,515	1,866,144	–	96,389,659

Cash Equivalents	–	5,226,000	–	5,226,000

Royce Small-Cap Value Fund Common Stocks	402,509,415	–	–	402,509,415

Cash Equivalents	9,656,023	48,392,000	–	58,048,023

Royce Smaller-Companies Growth Fund Common Stocks	384,369,632	22,266,547	–	406,636,179

Cash Equivalents	39,234,403	11,780,000	–	51,014,403

Royce Special Equity Fund Common Stocks	1,394,868,104	31,567,273	–	1,426,435,377

Cash Equivalents	–	196,543,000	–	196,543,000

Royce Special Equity Multi-Cap Fund Common Stocks	103,736,735	–	–	103,736,735

Cash Equivalents	–	15,373,000	–	15,373,000

Royce Total Return Fund Common Stocks	2,673,187,819	129,575,224	0	2,802,763,043

Corporate Bond	–	3,954,690	–	3,954,690

Cash Equivalents	8,925,325	48,674,000	–	57,599,325

The Royce Funds 2016 Annual Report to Shareholders | 113

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):
     Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Funds recognize transfers between levels as of the end of the reporting period. For the year ended December 31, 2016, the following Funds had securities transfer from Level 1 to Level 2 within the fair value hierarchy:

TRANSFERS FROM
LEVEL 1 TO LEVEL 2

Royce Global Financial Services Fund	$274,859

Royce Opportunity Fund	298,097

Royce Total Return Fund	3,353,286

Level 3 Reconciliation:

					REALIZED AND
					UNREALIZED
	BALANCE AS OF 12/31/15	PURCHASES	SALES	TRANSFERS IN	GAIN (LOSS)[1]	BALANCE AS OF 12/31/16

Royce Low-Priced Stock Fund

Common Stocks	$–	$0	$–	$–	$–	$0

Royce Micro-Cap Fund

Common Stocks	810,411	–	–	–	55,217	865,628

Royce Total Return Fund

Common Stocks	–	0	–	–	–	0

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

    The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	12/31/16	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Royce Micro-Cap Fund

		Discounted Present Value
Common Stocks	$865,628	Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
    The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at December 31, 2016 are overnight and continuous.

FOREIGN CURRENCY:
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
    The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash

114 | The Royce Funds 2016 Annual Report to Shareholders

SECURITIES LENDING (continued):
collateral received for securities lending. Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
    The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at December 31, 2016:

	GROSS AMOUNT OF ASSETS AND
	LIABILITIES IN THE STATEMENTS OF
	ASSETS AND LIABILITIES[1]	SECURITIES ON LOAN	NET AMOUNT

Royce Heritage Fund

Collateral on Loaned Securities /Securities on Loan	$1,563,260	$(1,542,656)	$20,604

Royce Low-Priced Stock Fund

Collateral on Loaned Securities /Securities on Loan	14,191,767	(13,831,468)	360,299

Royce Micro-Cap Fund

Collateral on Loaned Securities /Securities on Loan	7,076,975	(6,752,098)	324,877

Royce Opportunity Fund

Collateral on Loaned Securities /Securities on Loan	109,417,922	(104,843,754)	4,574,168

Royce Pennsylvania Mutual Fund

Collateral on Loaned Securities /Securities on Loan	37,026,755	(36,097,576)	929,179

Royce Premier Fund

Collateral on Loaned Securities /Securities on Loan	6,380,826	(6,220,083)	160,743

Royce Small-Cap Value Fund

Collateral on Loaned Securities /Securities on Loan	9,656,023	(9,406,922)	249,101

Royce Smaller-Companies Growth Fund

Collateral on Loaned Securities /Securities on Loan	39,234,403	(38,262,305)	972,098

Royce Total Return Fund

Collateral on Loaned Securities /Securities on Loan	8,925,325	(8,657,688)	267,637

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

DISTRIBUTIONS AND TAXES:
    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
    Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
    The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
    The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

The Royce Funds 2016 Annual Report to Shareholders | 115

Notes to Financial Statements (continued)

COMPENSATING BALANCE CREDITS:
    The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
    The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 13, 2017. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate. The Funds did not utilize the line of credit during the year ended December 31, 2016.

Capital Share Transactions (in dollars):
	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

	Period Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/15

Royce Dividend Value Fund
Investment Class	$18,958,290	$23,649,663	$9,175,565	$11,429,125	$(49,583,548)	$(74,578,435)	$(21,449,693)	$(39,499,647)

Service Class	7,065,296	16,518,808	9,959,042	15,761,498	(76,162,628)	(130,909,331)	(59,138,290)	(98,629,025)

Consultant Class	145,757	1,097,996	121,151	85,041	(612,404)	(45,341)	(345,496)	1,137,696

Institutional Class	73,405	2,092,529	85,945	568,830	(24,719)	(41,686,517)	134,631	(39,025,158)

Royce Global Financial Services Fund
Service Class	10,004,674	27,686,991	314,467	4,744,775	(22,967,471)	(25,338,632)	(12,648,330)	7,093,134

Institutional Class	5,237,088		62,041		–		5,299,129

Royce Heritage Fund
Investment Class	3,678,000	66,672,423	3,292,053	8,519,044	(20,684,731)	(129,448,243)	(13,714,678)	(54,256,776)

Service Class	1,980,974	3,444,092	4,133,928	10,924,772	(21,159,246)	(49,371,367)	(15,044,344)	(35,002,503)

Consultant Class	550,259	1,237,684	519,489	1,234,787	(1,971,398)	(2,229,108)	(901,650)	243,363

R Class	240,334	266,388	97,399	294,942	(950,917)	(1,437,246)	(613,184)	(875,916)

K Class	524,089	1,103,442	212,068	531,190	(971,874)	(2,367,598)	(235,717)	(732,966)

Royce International Micro-Cap Fund
Service Class	187,420	667,982	92,479	14,448	(594,454)	(934,517)	(314,555)	(252,087)

Royce International Premier Fund
Investment Class	6,174,749	2,890,985	405,500	56,544	(14,199,466)	(3,364,282)	(7,619,217)	(416,753)

Service Class	4,838,193	5,213,879	841,078	222,108	(12,025,961)	(918,247)	(6,346,690)	4,517,740

Consultant Class	378,145		69,250		(2,062,532)		(1,615,137)

R Class	10,139		1,431		–		11,570

K Class	–		672		–		672

Royce International Small-Cap Fund
Investment Class	836,510	280,040	35,877	9,594	(148,697)	(1,093,921)	723,690	(804,287)

Service Class	1,554,859	11,751,517	129,008	329,669	(14,604,622)	(23,840,701)	(12,920,755)	(11,759,515)

Institutional Class	214,053	209,934	112,052	58,360	(2,153)	(523,957)	323,952	(255,663)

Royce Low-Priced Stock Fund
Investment Class	1,971,123	2,852,531	1,820,228	2,370,662	(10,892,309)	(20,568,241)	(7,100,958)	(15,345,048)

Service Class	7,067,276	11,754,025	23,428,229	25,996,096	(80,535,704)	(174,212,435)	(50,040,199)	(136,462,314)

Institutional Class	583,934	2,861,159	1,067,221	3,502,604	(27,305,121)	(60,481,368)	(25,653,966)	(54,117,605)

R Class	162,573	169,716	89,653	100,300	(411,859)	(789,324)	(159,633)	(519,308)

K Class	107,931	194,279	434,240	408,218	(687,522)	(515,150)	(145,351)	87,347

Royce Micro-Cap Fund
Investment Class	9,466,655	14,926,416	18,015,282	22,993,887	(66,073,769)	(166,882,704)	(38,591,832)	(128,962,401)

Service Class	4,842,797	7,415,593	1,576,589	2,226,657	(10,503,711)	(20,657,952)	(4,084,325)	(11,015,702)

Consultant Class	1,293,781	2,234,748	4,079,826	5,416,400	(14,100,322)	(28,321,597)	(8,726,715)	(20,670,449)

Royce Micro-Cap Opportunity Fund
Investment Class	6,820,847	28,809,329	–	796	(5,142,669)	(7,648,626)	1,678,178	21,161,499

Service Class	291,194	1,126,601	–	49	(691,434)	(612,357)	(400,240)	514,293

Royce Opportunity Fund
Investment Class	81,034,611	90,459,880	41,705,217	61,976,576	(253,661,600)	(486,891,165)	(130,921,772)	(334,454,709)

Service Class	16,933,706	20,524,236	4,661,818	9,179,243	(62,322,206)	(55,909,453)	(40,726,682)	(26,205,974)

Consultant Class	2,287,388	7,052,245	1,568,020	1,937,381	(5,702,177)	(4,763,168)	(1,846,769)	4,226,458

Institutional Class	58,740,553	79,316,517	35,837,134	52,184,260	(220,100,854)	(177,729,567)	(125,523,167)	(46,228,790)

R Class	5,262,774	9,316,688	2,794,912	3,171,431	(8,185,578)	(5,268,442)	(127,892)	7,219,677

K Class	2,688,304	3,218,485	525,822	1,032,939	(7,346,313)	(14,382,911)	(4,132,187)	(10,131,487)

116 | The Royce Funds 2016 Annual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

	Period Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/15

Royce Pennsylvania Mutual Fund
Investment Class	$101,656,002	$183,803,935	$98,152,740	$333,463,014	$(725,638,867)	$(1,765,123,278)	$(525,830,125)	$(1,247,856,329)

Service Class	27,866,036	20,129,821	5,127,006	14,644,024	(47,207,450)	(225,908,716)	(14,214,408)	(191,134,871)

Consultant Class	9,509,567	17,170,289	29,743,347	87,362,626	(109,823,958)	(198,621,464)	(70,571,044)	(94,088,549)

Institutional Class	135,118,511	101,754,384	18,093,080	97,120,074	(481,864,428)	(334,527,820)	(328,652,837)	(135,653,362)

R Class	2,588,691	4,543,292	1,140,459	3,572,638	(7,878,915)	(19,409,049)	(4,149,765)	(11,293,119)

K Class	507,920	1,546,689	247,212	1,005,956	(2,093,193)	(7,342,824)	(1,338,061)	(4,790,179)

Royce Premier Fund
Investment Class	132,149,740	170,517,972	179,639,115	348,353,321	(697,868,653)	(1,888,601,606)	(386,079,798)	(1,369,730,313)

Service Class	12,022,129	17,920,179	5,025,159	11,888,243	(36,123,462)	(120,015,610)	(19,076,174)	(90,207,188)

Consultant Class	1,657,648	1,588,805	4,316,806	7,392,495	(9,246,501)	(20,011,516)	(3,272,047)	(11,030,216)

Institutional Class	80,363,260	53,675,035	29,595,890	56,217,898	(177,605,927)	(312,593,365)	(67,646,777)	(202,700,432)

W Class	11,616,780	28,318,127	14,836,924	31,614,224	(85,709,902)	(240,988,959)	(59,256,198)	(181,056,608)

R Class	452,451	1,611,507	1,728,030	3,169,817	(5,486,362)	(10,697,404)	(3,305,881)	(5,916,080)

K Class	1,217,490	489,271	1,845,074	2,060,228	(4,393,199)	(3,539,803)	(1,330,635)	(990,304)

Royce Small-Cap Leaders Fund
Investment Class	2,943,260	4,434,512	4,254,065	8,279,111	(15,072,711)	(33,988,215)	(7,875,386)	(21,274,592)

Service Class	2,746,867	6,779,522	4,672,613	10,255,927	(20,862,377)	(87,508,476)	(13,442,897)	(70,473,027)

R Class	390,342	627,223	132,202	233,440	(549,660)	(674,825)	(27,116)	185,838

K Class	124,715	126,570	35,143	42,291	(61,065)	(406,623)	98,793	(237,762)

Royce Small-Cap Value Fund
Investment Class	15,238,437	11,708,751	3,520,923	12,030,880	(33,562,073)	(60,415,492)	(14,802,713)	(36,675,861)

Service Class	8,438,818	16,785,178	10,369,371	39,154,518	(87,439,478)	(199,654,317)	(68,631,289)	(143,714,621)

Consultant Class	923,536	2,018,757	835,891	3,021,011	(5,814,390)	(7,416,715)	(4,054,963)	(2,376,947)

Institutional Class	51,211,150	39,420,846	7,164,497	26,023,428	(100,761,956)	(66,669,374)	(42,386,309)	(1,225,100)

R Class	2,883,464	3,103,823	953,798	3,208,749	(7,228,118)	(12,208,918)	(3,390,856)	(5,896,346)

K Class	1,184,756	1,211,209	211,184	1,300,985	(4,929,415)	(3,674,069)	(3,533,475)	(1,161,875)

Royce Smaller-Companies Growth Fund
Investment Class	9,036,660	30,013,229	8,163,119	22,797,506	(55,705,571)	(183,946,383)	(38,505,792)	(131,135,648)

Service Class	14,663,751	23,912,746	28,201,863	74,968,068	(159,219,364)	(173,716,477)	(116,353,750)	(74,835,663)

Consultant Class	170,036	1,404,966	1,256,839	2,870,073	(4,722,177)	(3,601,957)	(3,295,302)	673,082

Institutional Class	4,456,412	16,958,341	1,910,324	7,467,312	(24,349,639)	(15,112,453)	(17,982,903)	9,313,200

R Class	212,289	181,933	89,046	184,149	(364,827)	(640,810)	(63,492)	(274,728)

K Class	24,433	40,233	38,133	96,698	(140,884)	(227,313)	(78,318)	(90,382)

Royce Special Equity Fund
Investment Class	179,392,659	160,549,199	75,160,317	102,536,424	(354,506,680)	(807,979,227)	(99,953,704)	(544,893,604)

Service Class	30,335,347	21,007,931	6,662,481	9,324,097	(43,663,631)	(118,707,306)	(6,665,803)	(88,375,278)

Consultant Class	5,012,148	3,294,653	3,309,705	4,202,989	(8,602,908)	(17,218,803)	(281,055)	(9,721,161)

Institutional Class	45,055,283	65,500,038	15,454,797	23,629,501	(104,274,992)	(465,303,367)	(43,764,912)	(376,173,828)

Royce Special Equity Multi-Cap Fund
Investment Class	9,065,075	16,321,320	361,721	3,027,028	(23,180,740)	(80,663,606)	(13,753,944)	(61,315,258)

Service Class	1,179,738	3,764,036	291,900	3,486,934	(16,267,235)	(40,762,518)	(14,795,597)	(33,511,548)

Consultant Class	563,388	1,607,508	37,877	613,517	(2,866,031)	(2,598,756)	(2,264,766)	(377,731)

Institutional Class	175,067	5,688,196	461,530	3,166,671	(4,391,464)	(38,313,394)	(3,754,867)	(29,458,527)

Royce Total Return Fund
Investment Class	294,955,069	223,353,957	136,990,355	211,097,614	(682,255,576)	(1,232,983,140)	(250,310,152)	(798,531,569)

Service Class	36,092,000	23,141,848	10,591,744	16,518,400	(58,098,066)	(103,313,893)	(11,414,322)	(63,653,645)

Consultant Class	10,401,986	16,675,424	17,832,355	29,482,336	(60,628,932)	(82,751,635)	(32,394,591)	(36,593,875)

Institutional Class	293,147,555	93,923,141	34,001,932	48,147,881	(348,478,072)	(255,731,309)	(21,328,585)	(113,660,287)

W Class	25,598,918	34,272,681	5,366,667	13,660,313	(84,376,627)	(167,700,072)	(53,411,042)	(119,767,078)

R Class	7,424,801	8,425,167	4,240,875	6,361,706	(15,644,457)	(18,587,401)	(3,978,781)	(3,800,528)

K Class	22,509,661	40,335,096	4,948,018	11,247,779	(55,761,263)	(63,467,985)	(28,303,584)	(11,885,110)

The Royce Funds 2016 Annual Report to Shareholders | 117

Notes to Financial Statements (continued)

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Period Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/15

Royce Dividend Value Fund
Investment Class	2,660,858	2,973,081	1,266,523	1,647,017	(7,026,219)	(9,341,817)	(3,098,838)	(4,721,719)

Service Class	982,932	2,039,493	1,347,129	2,235,170	(10,577,464)	(16,214,484)	(8,247,403)	(11,939,821)

Consultant Class	18,781	134,347	14,300	10,715	(84,343)	(5,251)	(51,262)	139,811

Institutional Class	10,503	265,153	11,998	72,057	(3,669)	(5,301,044)	18,832	(4,963,834)

Royce Global Financial Services Fund
Service Class	1,190,188	2,873,670	35,333	596,827	(2,858,179)	(2,746,430)	(1,632,658)	724,067

Institutional Class	560,952		5,461		–		566,413

Royce Heritage Fund
Investment Class	281,846	4,505,873	222,737	663,994	(1,440,664)	(8,755,831)	(936,081)	(3,585,964)

Service Class	149,122	231,619	280,456	853,498	(1,565,689)	(3,279,662)	(1,136,111)	(2,194,545)

Consultant Class	55,903	123,855	49,287	132,204	(203,096)	(205,388)	(97,906)	50,671

R Class	27,042	25,852	10,114	34,536	(106,425)	(138,818)	(69,269)	(78,430)

K Class	56,896	104,554	21,750	61,552	(107,350)	(224,258)	(28,704)	(58,152)

Royce International Micro-Cap Fund
Service Class	20,043	67,395	9,360	1,540	(61,674)	(92,723)	(32,271)	(23,788)

Royce International Premier Fund
Investment Class[1]	3,108,605	299,627	44,220	5,770	(1,449,841)	(336,327)	1,702,984	(30,930)

Service Class[1]	3,645,178	442,359	77,022	19,314	(1,037,673)	(80,714)	2,684,527	380,959

Consultant Class[1]	572,065		5,809		(163,265)		414,609

R Class[1]	5,494		163		–		5,657

K Class[1]	2,473		78		–		2,551

Royce International Small-Cap Fund
Investment Class	110,694	34,188	5,147	1,290	(19,950)	(133,814)	95,891	(98,336)

Service Class	172,692	1,187,879	14,610	35,525	(1,579,494)	(2,400,486)	(1,392,192)	(1,177,082)

Institutional Class	26,925	26,702	15,628	7,639	(301)	(59,659)	42,252	(25,318)

Royce Low-Priced Stock Fund
Investment Class	256,929	310,850	219,834	306,683	(1,408,310)	(2,245,155)	(931,547)	(1,627,622)

Service Class	908,878	1,296,920	2,839,785	3,371,800	(10,354,471)	(18,913,111)	(6,605,808)	(14,244,391)

Institutional Class	75,466	309,455	128,581	453,118	(3,729,447)	(6,476,161)	(3,525,400)	(5,713,588)

R Class	22,201	19,727	11,450	13,665	(54,355)	(88,296)	(20,704)	(54,904)

K Class	57,659	68,475	301,555	213,727	(381,680)	(179,941)	(22,466)	102,261

Royce Micro-Cap Fund
Investment Class	849,276	1,119,726	1,510,082	2,090,353	(5,962,181)	(12,065,693)	(3,602,823)	(8,855,614)

Service Class	435,709	549,588	134,751	205,981	(971,095)	(1,580,785)	(400,635)	(825,216)

Consultant Class	148,907	216,849	433,103	603,835	(1,547,295)	(2,488,065)	(965,285)	(1,667,381)

Royce Micro-Cap Opportunity Fund
Investment Class	499,875	1,882,908	–	56	(354,864)	(504,907)	145,011	1,378,057

Service Class	40,382	134,868	–	7	(98,358)	(74,301)	(57,976)	60,574

Royce Opportunity Fund
Investment Class	7,169,819	7,107,529	3,210,563	5,874,610	(22,519,005)	(37,759,225)	(12,138,623)	(24,777,086)

Service Class	1,582,515	1,686,397	383,689	923,465	(5,985,363)	(4,592,032)	(4,019,159)	(1,982,170)

Consultant Class	254,530	643,557	144,785	215,265	(586,237)	(439,229)	(186,922)	419,593

Institutional Class	5,099,929	6,093,450	2,708,778	4,867,935	(19,157,014)	(13,551,380)	(11,348,307)	(2,589,995)

R Class	525,049	786,698	236,853	326,615	(781,985)	(441,661)	(20,083)	671,652

K Class	280,506	290,724	49,097	116,453	(790,088)	(1,294,032)	(460,485)	(886,855)

Royce Pennsylvania Mutual Fund
Investment Class	10,226,806	14,862,269	8,810,839	35,894,811	(73,784,191)	(142,082,592)	(54,746,546)	(91,325,512)

Service Class	2,531,009	1,609,207	459,821	1,574,626	(4,824,673)	(17,966,775)	(1,833,843)	(14,782,942)

Consultant Class	1,165,040	1,736,718	3,308,492	11,390,173	(13,450,271)	(19,579,852)	(8,976,739)	(6,452,961)

Institutional Class	13,478,552	8,202,043	1,622,698	10,443,019	(46,263,535)	(26,930,191)	(31,162,285)	(8,285,129)

R Class	265,258	381,495	108,100	403,232	(837,492)	(1,615,892)	(464,134)	(831,165)

K Class	59,680	141,199	26,841	128,639	(262,303)	(690,774)	(175,782)	(420,936)

[1]
Includes shares issued in connection with the merger of Royce European Small-Cap Fund and Royce Global Value Fund (2,460,873 for Investment Class, 3,226,058 for Service Class, 542,120 for Consultant Class, 4,452 for R Class and 2,473 for K Class, for the period ended 12/31/16).

118 | The Royce Funds 2016 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Period Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/15	Period Ended 12/31/16	Year Ended 12/31/15

Royce Premier Fund
Investment Class	8,812,203	9,168,178	11,434,739	24,566,525	(47,449,896)	(100,342,919)	(27,202,954)	(66,608,216)

Service Class	805,849	954,405	328,013	856,502	(2,490,902)	(6,315,653)	(1,357,040)	(4,504,746)

Consultant Class	132,228	99,248	342,061	625,952	(732,856)	(1,277,853)	(258,567)	(552,653)

Institutional Class	4,672,420	2,699,276	1,859,039	3,920,355	(10,964,670)	(16,080,233)	(4,433,211)	(9,460,602)

W Class	769,454	1,478,087	940,832	2,223,223	(5,671,662)	(12,822,686)	(3,961,376)	(9,121,376)

R Class	31,848	94,287	117,873	236,554	(385,875)	(588,753)	(236,154)	(257,912)

K Class	766,591	99,317	61,502,453	1,219,070	(63,925,467)	(755,894)	(1,656,423)	562,493

Royce Small-Cap Leaders Fund
Investment Class[1]	429,323	2,978,457	594,974	1,309,986	(2,292,098)	(4,138,621)	(1,267,801)	149,822

Service Class	411,724	815,180	661,844	1,640,948	(3,183,253)	(10,470,520)	(2,109,685)	(8,014,392)

R Class	42,261	58,655	13,532	27,724	(64,382)	(63,346)	(8,589)	23,033

K Class	13,532	12,427	3,507	4,912	(6,453)	(36,908)	10,586	(19,569)

Royce Small-Cap Value Fund
Investment Class	1,706,503	1,053,004	347,918	1,374,958	(3,693,241)	(5,393,585)	(1,638,820)	(2,965,623)

Service Class	918,639	1,465,750	1,028,707	4,495,352	(9,655,060)	(17,566,808)	(7,707,714)	(11,605,706)

Consultant Class	112,192	215,591	92,160	381,923	(700,893)	(724,958)	(496,541)	(127,444)

Institutional Class	6,021,934	3,372,929	707,954	2,974,106	(11,003,947)	(5,973,204)	(4,274,059)	373,831

R Class	319,737	280,915	98,127	380,634	(823,181)	(1,095,792)	(405,317)	(434,243)

K Class	173,952	139,957	30,169	210,515	(752,641)	(425,379)	(548,520)	(74,907)

Royce Smaller-Companies Growth Fund
Investment Class	847,388	2,101,946	717,953	2,020,717	(5,074,410)	(12,370,706)	(3,509,069)	(8,248,043)

Service Class	1,409,846	1,642,584	2,529,315	6,741,732	(14,572,615)	(12,153,321)	(10,633,454)	(3,769,005)

Consultant Class	18,168	117,001	128,775	288,450	(486,078)	(273,856)	(339,135)	131,595

Institutional Class	412,595	1,145,664	166,115	655,027	(2,234,312)	(1,014,525)	(1,655,602)	786,166

R Class	20,463	12,908	8,546	17,538	(35,661)	(46,370)	(6,652)	(15,924)

K Class	4,217	4,290	6,933	15,957	(23,979)	(24,866)	(12,829)	(4,619)

Royce Special Equity Fund
Investment Class	9,260,512	7,510,477	3,410,178	5,715,510	(18,239,504)	(37,351,257)	(5,568,814)	(24,125,270)

Service Class	1,557,578	956,841	302,840	520,318	(2,299,540)	(5,460,300)	(439,122)	(3,983,141)

Consultant Class	271,702	162,016	164,009	253,497	(489,570)	(863,049)	(53,859)	(447,536)

Institutional Class	2,367,916	3,062,860	706,990	1,327,500	(5,367,357)	(20,824,726)	(2,292,451)	(16,434,366)

Royce Special Equity Multi-Cap Fund
Investment Class	704,106	1,107,136	25,618	245,103	(1,787,819)	(5,730,289)	(1,058,095)	(4,378,050)

Service Class	92,500	247,726	20,600	281,431	(1,271,369)	(2,764,259)	(1,158,269)	(2,235,102)

Consultant Class	64,759	169,969	4,086	75,186	(358,839)	(268,805)	(289,994)	(23,650)

Institutional Class	14,101	369,024	32,709	256,618	(348,109)	(2,515,703)	(301,299)	(1,890,061)

Royce Total Return Fund
Investment Class	23,095,630	15,709,131	9,965,626	17,555,119	(54,300,006)	(86,646,668)	(21,238,750)	(53,382,418)

Service Class	2,651,956	1,592,323	752,701	1,353,217	(4,555,567)	(7,132,452)	(1,150,910)	(4,186,912)

Consultant Class	809,896	1,202,972	1,253,650	2,425,951	(4,654,549)	(5,752,764)	(2,591,003)	(2,123,841)

Institutional Class	22,240,210	6,571,596	2,503,885	4,027,799	(25,442,830)	(18,016,463)	(698,735)	(7,417,068)

W Class	2,022,318	2,391,393	391,422	1,135,774	(6,527,081)	(11,370,962)	(4,113,341)	(7,843,795)

R Class	561,428	572,835	298,296	519,876	(1,194,084)	(1,279,998)	(334,360)	(187,287)

K Class	2,544,929	3,838,974	540,978	1,364,520	(6,214,250)	(6,082,012)	(3,128,343)	(878,518)

[1]	Includes shares issued in connection with the merger of Royce Select Fund I (2,425,697 for Investment Class for the year ended 12/31/15).

The Royce Funds 2016 Annual Report to Shareholders | 119

Notes to Financial Statements (continued)

Investment Adviser and Distributor:
INVESTMENT ADVISER:
    Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2017, is shown below to the extent that it impacted net expenses for the year ended December 31, 2016. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL								YEAR ENDED
	ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP							DECEMBER 31, 2016

	PERCENTAGE OF	Investment	Service	Consultant	Institutional					Advisory fees
	AVERAGE NET ASSETS[1]	Class[5]	Class[5]	Class[5]	Class[5]	W Class[5]	R Class[5]	K Class[5]	Net advisory fees	waived

Royce Dividend Value Fund	0.85%[2]	1.09%[6]	1.34%[6]	2.09%[6]	0.89%[6]	N/A	N/A	N/A	$2,093,231	$129,076

Royce Global Financial Services Fund	1.00%	N/A	1.49%	N/A	1.04%	N/A	N/A	N/A	408,693	73,975

Royce Heritage Fund	0.85%[2]	N/A	N/A	2.09%[7]	N/A	N/A	1.69%[7]	1.44%[7]	2,040,317	–

Royce International Micro-Cap Fund	1.25%	N/A	1.64%	N/A	N/A	N/A	N/A	N/A	–	74,842

Royce International Premier Fund	1.00%[3]	1.19%[8]	1.44%[8]	2.19%	N/A	N/A	1.74%	1.49%	584,211	45,289

Royce International Small-Cap Fund	1.00%[3]	1.19%[9]	1.44%[9]	N/A	1.19%[9]	N/A	N/A	N/A	46,522	78,745

Royce Low-Priced Stock Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	3,258,059	–

Royce Micro-Cap Fund	1.25%	N/A	1.61%	N/A	N/A	N/A	N/A	N/A	3,030,754	–

Royce Micro-Cap Opportunity Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	395,532	–

Royce Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	14,138,375	–

Royce Pennsylvania Mutual Fund	0.76%[4]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	19,909,580	–

Royce Premier Fund	0.99%	N/A	1.49%	N/A	N/A	N/A	N/A	1.99%	22,883,808	–

Royce Small-Cap Leaders Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	1.84%	1.59%	991,420	–

Royce Small-Cap Value Fund	1.00%	1.24%	N/A	N/A	N/A	N/A	N/A	N/A	4,825,375	–

Royce Smaller-Companies Growth Fund	1.00%	N/A	N/A	2.24%	N/A	N/A	1.84%	1.59%	4,850,060	–

Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	14,591,383	–

Royce Special Equity Multi-Cap Fund	0.85%	N/A	1.24%	1.99%	0.89%	N/A	N/A	N/A	978,802	61,109

Royce Total Return Fund	0.99%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	27,523,193	–

[1]
From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund, Royce Heritage Fund and Royce Special Equity Multi-Cap Fund and 1.25% for Royce International Micro-Cap Fund and Royce Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum.

[2]	Royce Dividend Value Fund and Royce Heritage Fund’s base annual contractual advisory fee was reduced from 1.00% to 0.85%, effective May 1, 2016.
[3]	Royce International Premier Fund and Royce International Small Cap Fund’s base annual contractual advisory fee was reduced from 1.10% to 1.00%, effective January 1, 2016.
[4]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[5]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.
[6]
Royce Dividend Value Fund’s committed net annual operating expense ratio cap was reduced from 2.24% to 2.09% for Consultant Class and from 1.04% to 0.89% for Institutional Class, effective May 1, 2016.

[7]
Royce Heritage Fund’s committed net annual operating expense ratio cap was reduced from 2.24% to 2.09% for Consultant Class, from 1.84% to 1.69% for R Class and from 1.59% to 1.44% for K Class, effective May 1, 2016.

[8]
Royce International Premier Fund’s committed net annual operating expense ratio cap was reduced from 1.29% to 1.19% for Investment Class and from 1.54% to 1.44% for Service Class, effective January 1, 2016.

[9]
Royce International Small-Cap Fund’s committed net annual operating expense ratio cap was reduced from 1.29% to 1.19% for Investment Class and Institutional Class and from 1.54% to 1.44% for Service Class, effective January 1, 2016.

DISTRIBUTOR:
    Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	YEAR ENDED DECEMBER 31, 2016

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Dividend Value Fund – Service Class	0.25%	$333,023	$13,876

Royce Dividend Value Fund – Consultant Class	1.00%	14,425	–

Royce Global Financial Services Fund – Service Class	0.25%	103,023	4,293

Royce Heritage Fund – Service Class	0.25%	164,724	129,425

Royce Heritage Fund – Consultant Class	1.00%	110,884	–

Royce Heritage Fund – R Class	0.50%	10,240	–

Royce Heritage Fund – K Class	0.25%	9,535	–

Royce International Micro-Cap Fund – Service Class	0.25%	9,579	5,389

Royce International Premier Fund – Service Class	0.25%	56,220	37,480

Royce International Premier Fund – Consultant Class	1.00%	52,672	–

Royce International Premier Fund – R Class	0.50%	187	–

Royce International Premier Fund – K Class	0.25%	49	–

Royce International Small-Cap Fund – Service Class	0.25%	24,955	–

120 | The Royce Funds 2016 Annual Report to Shareholders

DISTRIBUTOR (continued):

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	YEAR ENDED DECEMBER 31, 2016

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Low-Priced Stock Fund – Service Class	0.25%	$646,658	$56,231

Royce Low-Priced Stock Fund – R Class	0.50%	5,565	–

Royce Low-Priced Stock Fund – K Class	0.25%	3,055	–

Royce Micro-Cap Fund – Service Class	0.25%	42,378	–

Royce Micro-Cap Fund – Consultant Class	1.00%	354,132	–

Royce Micro-Cap Opportunity Fund – Service Class	0.25%	2,448	–

Royce Opportunity Fund – Service Class	0.25%	201,536	–

Royce Opportunity Fund – Consultant Class	1.00%	199,548	–

Royce Opportunity Fund – R Class	0.50%	172,041	–

Royce Opportunity Fund – K Class	0.25%	17,675	–

Royce Pennsylvania Mutual Fund – Service Class	0.25%	216,293	–

Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	3,926,357	–

Royce Pennsylvania Mutual Fund – R Class	0.50%	83,751	–

Royce Pennsylvania Mutual Fund – K Class	0.25%	7,849	–

Royce Premier Fund – Service Class	0.25%	117,913	–

Royce Premier Fund – Consultant Class	1.00%	315,319	–

Royce Premier Fund – R Class	0.50%	72,418	–

Royce Premier Fund – K Class	0.25%	4,946	–

Royce Small-Cap Leaders Fund – Service Class	0.25%	116,942	10,169

Royce Small-Cap Leaders Fund – R Class	0.50%	7,724	–

Royce Small-Cap Leaders Fund – K Class	0.25%	1,009	–

Royce Small-Cap Value Fund – Service Class	0.25%	528,482	22,020

Royce Small-Cap Value Fund – Consultant Class	1.00%	170,963	–

Royce Small-Cap Value Fund – R Class	0.50%	87,277	–

Royce Small-Cap Value Fund – K Class	0.25%	10,583	–

Royce Smaller-Companies Growth Fund – Service Class	0.25%	761,133	66,185

Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	122,639	–

Royce Smaller-Companies Growth Fund – R Class	0.50%	3,874	–

Royce Smaller-Companies Growth Fund – K Class	0.25%	580	–

Royce Special Equity Fund – Service Class	0.25%	277,923	–

Royce Special Equity Fund – Consultant Class	1.00%	431,889	–

Royce Special Equity Multi-Cap Fund – Service Class	0.25%	75,196	23,746

Royce Special Equity Multi-Cap Fund – Consultant Class	1.00%	49,768	–

Royce Total Return Fund – Service Class	0.25%	320,043	–

Royce Total Return Fund – Consultant Class	1.00%	2,571,720	–

Royce Total Return Fund – R Class	0.50%	252,538	–

Royce Total Return Fund – K Class	0.25%	133,190	–

Purchases and Sales of Investment Securities:
    For the year ended December 31, 2016, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES[1]

Royce Dividend Value Fund	$50,532,737	$150,140,226

Royce Global Financial Services Fund	17,302,287	25,530,702

Royce Heritage Fund	131,305,761	182,968,069

Royce International Micro-Cap Fund	6,509,709	7,129,057

Royce International Premier Fund	40,341,261	51,454,841

Royce International Small-Cap Fund	13,301,322	25,377,571

Royce Low-Priced Stock Fund	107,083,878	217,948,733

Royce Micro-Cap Fund	87,571,866	177,693,856

Royce Micro-Cap Opportunity Fund	31,670,696	31,115,623

Royce Opportunity Fund	355,301,018	788,939,860

Royce Pennsylvania Mutual Fund	466,176,089	1,355,094,636

Royce Premier Fund	337,080,691	1,101,784,379

Royce Small-Cap Leaders Fund	60,957,376	92,190,583

Royce Small-Cap Value Fund	251,066,841	450,957,366

Royce Smaller-Companies Growth Fund	274,475,296	496,477,864

Royce Special Equity Fund	389,275,814	811,340,190

Royce Special Equity Multi-Cap Fund	56,232,246	94,681,334

Royce Total Return Fund	429,384,185	931,017,279

[1]	Excludes the value of securities delivered as a result of redemptions-in-kind.

The Royce Funds 2016 Annual Report to Shareholders | 121

Notes to Financial Statements (continued)

Purchases and Sales of Investment Securities (continued):

    Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2016, were as follows:

	COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

Royce Dividend Value Fund	$–	$4,053,354	$(126,576)

Royce Global Financial Services Fund	204,390	–	–

Royce Heritage Fund	–	–	–

Royce International Micro-Cap Fund	–	–	–

Royce International Premier Fund	314,870	1,589,637	(38,090)

Royce International Small-Cap Fund	–	–	–

Royce Low-Priced Stock Fund	3,302,087	–	–

Royce Micro-Cap Fund	8,156,472	133,316	(2,602)

Royce Micro-Cap Opportunity Fund	–	–	–

Royce Opportunity Fund	1,034,874	2,693,816	426,551

Royce Pennsylvania Mutual Fund	21,934,490	48,027,737	(26,333,074)

Royce Premier Fund	3,522,055	72,600,869	(20,109,484)

Royce Small-Cap Leaders Fund	501,750	–	–

Royce Small-Cap Value Fund	802,104	–	–

Royce Smaller-Companies Growth Fund	1,145,130	–	–

Royce Special Equity Fund	13,302	–	–

Royce Special Equity Multi-Cap Fund	–	–	–

Royce Total Return Fund	70,815,832	27,044,336	6,001,103

Redemptions-In-Kind:
    The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. The net realized gain will not be realized for tax purposes. For the year ended December 31, 2016, the following funds had redemptions in kind:

	PROCEEDS	REALIZED GAIN (LOSS)

Royce Pennsylvania Mutual Fund	$207,642,555	$155,771,687

Royce Premier Fund	52,012,068	30,858,075

Royce Total Return Fund	124,096,342	70,600,118

Class Specific Expenses:
    Class specific expenses, for Funds with multiple classes, were as follows for the period ended December 31, 2016:

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER

Royce Dividend Value Fund – Investment Class	$–	$132,369	$29,511	$16,450	$(49)	$178,281	$–

Royce Dividend Value Fund – Service Class	333,023	183,386	57,495	15,609	(1,271)	588,242	–

Royce Dividend Value Fund – Consultant Class	14,425	7,287	702	10,264	(9)	32,669	15,365

Royce Dividend Value Fund – Institutional Class	–	6,089	29	10,489	(1)	16,606	16,606

	347,448	329,131	87,737	52,812	(1,330)		31,971

Royce Global Financial Services Fund – Service Class	103,023	65,464	16,301	18,159	(85)	202,862	7,409

Royce Global Financial Services Fund – Institutional Class	–	7,605	34	27,153	(1)	34,791	34,791

	103,023	73,069	16,335	45,312	(86)		42,200

Royce Heritage Fund – Investment Class	–	18,140	2,363	13,801	(19)	34,285	–

Royce Heritage Fund – Service Class	164,724	94,803	43,803	15,627	(617)	318,340	–

Royce Heritage Fund – Consultant Class	110,884	16,610	5,304	10,798	(63)	143,533	15,330

Royce Heritage Fund – R Class	10,240	10,639	726	4,654	(11)	26,248	10,757

Royce Heritage Fund – K Class	9,535	13,011	1,345	10,688	(5)	34,574	15,271

	295,383	153,203	53,541	55,568	(715)		41,358

122 | The Royce Funds 2016 Annual Report to Shareholders

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER

Royce International Premier Fund – Investment Class	$–	$40,439	$10,217	$14,462	$(19)	$65,099	$65,099

Royce International Premier Fund – Service Class	56,220	80,463	23,599	15,068	(219)	175,131	84,596

Royce International Premier Fund – Consultant Class	52,672	16,302	2,017	4,970	(35)	75,926	23,184

Royce International Premier Fund – R Class	187	8,058	(7)	1,888	(1)	10,125	9,922

Royce International Premier Fund – K Class	49	8,074	–	4,211	(1)	12,333	12,275

	109,128	153,336	35,826	40,599	(275)		195,076

Royce International Small-Cap Fund – Investment Class	–	6,665	103	11,412	(2)	18,178	18,178

Royce International Small-Cap Fund – Service Class	24,955	20,059	2,448	16,623	(38)	64,047	33,415

Royce International Small-Cap Fund – Institutional Class	–	6,089	27	12,181	(1)	18,296	17,908

	24,955	32,813	2,578	40,216	(41)		69,501

Royce Low-Priced Stock Fund – Investment Class	–	38,634	8,014	10,481	(26)	57,103	17,621

Royce Low-Priced Stock Fund – Service Class	646,658	423,244	90,696	21,392	(807)	1,181,183	18,679

Royce Low-Priced Stock Fund – Institutional Class	–	6,534	6,485	11,386	(3)	24,402	–

Royce Low-Priced Stock Fund – R Class	5,565	8,495	857	4,509	(7)	19,419	10,926

Royce Low-Priced Stock Fund – K Class	3,055	8,346	463	10,092	(4)	21,952	15,680

	655,278	485,253	106,515	57,860	(847)		62,906

Royce Micro-Cap Fund – Investment Class	–	173,315	90,285	17,791	(779)	280,612	–

Royce Micro-Cap Fund – Service Class	42,378	24,553	5,990	10,846	(23)	83,744	36,710

Royce Micro-Cap Fund – Consultant Class	354,132	48,313	10,680	12,076	(91)	425,110	–

	396,510	246,181	106,955	40,713	(893)		36,710

Royce Micro-Cap Opportunity Fund – Investment Class	–	35,062	4,197	19,256	(27)	58,488	23,236

Royce Micro-Cap Opportunity Fund – Service Class	2,448	8,544	629	10,117	(2)	21,736	18,392

	2,448	43,606	4,826	29,373	(29)		41,628

Royce Opportunity Fund – Investment Class	–	784,602	111,323	24,005	(1,151)	918,779	–

Royce Opportunity Fund – Service Class	201,536	128,733	39,170	12,993	(52)	382,380	34,010

Royce Opportunity Fund – Consultant Class	199,548	27,560	5,564	10,227	(82)	242,817	–

Royce Opportunity Fund – Institutional Class	–	7,898	33,525	17,284	(21)	58,686	–

Royce Opportunity Fund – R Class	172,041	74,819	3,677	10,031	(31)	260,537	–

Royce Opportunity Fund – K Class	17,675	19,449	2,110	9,990	(20)	49,204	–

	590,800	1,043,061	195,369	84,530	(1,357)		34,010

Royce Pennsylvania Mutual Fund – Investment Class	–	1,451,623	301,368	30,183	(3,389)	1,779,785	–

Royce Pennsylvania Mutual Fund – Service Class	216,293	139,964	11,631	16,846	(90)	384,644	–

Royce Pennsylvania Mutual Fund – Consultant Class	3,926,357	373,487	88,047	15,578	(845)	4,402,624	–

Royce Pennsylvania Mutual Fund – Institutional Class	–	8,964	26,500	25,480	(45)	60,899	–

Royce Pennsylvania Mutual Fund – R Class	83,751	40,817	3,994	8,026	(52)	136,536	–

Royce Pennsylvania Mutual Fund – K Class	7,849	12,425	1,002	9,910	(8)	31,178	–

	4,234,250	2,027,280	432,542	106,023	(4,429)		–

The Royce Funds 2016 Annual Report to Shareholders | 123

Notes to Financial Statements (continued)

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Premier Fund – Investment Class	$–	$1,527,332	$349,149	$32,835	$(1,976)	$1,907,340	$–

Royce Premier Fund – Service Class	117,913	74,238	7,632	11,324	(106)	211,001	4,225

Royce Premier Fund – Consultant Class	315,319	34,055	7,263	11,456	(75)	368,018	–

Royce Premier Fund – Institutional Class	–	7,868	22,710	15,584	(12)	46,150	–

Royce Premier Fund – W Class	–	136,909	43,021	13,916	(238)	193,608	–

Royce Premier Fund – R Class	72,418	35,481	1,078	4,551	(13)	113,515	–

Royce Premier Fund – K Class	4,946	9,630	397	9,525	(4)	24,494	5,960

	510,596	1,825,513	431,250	99,191	(2,424)		10,185

Royce Small-Cap Leaders Fund – Investment Class	–	32,048	10,697	14,791	(37)	57,499	–

Royce Small-Cap Leaders Fund – Service Class	116,942	82,642	17,274	15,014	(132)	231,740	34,393

Royce Small-Cap Leaders Fund – R Class	7,724	10,231	1,732	5,663	(32)	25,318	13,941

Royce Small-Cap Leaders Fund – K Class	1,009	6,826	1,912	9,983	(3)	19,727	17,764

	125,675	131,747	31,615	45,451	(204)		66,098

Royce Small-Cap Value Fund – Investment Class	–	100,069	16,199	12,725	(41)	128,952	2,400

Royce Small-Cap Value Fund – Service Class	528,482	315,942	60,836	14,091	(539)	918,812	–

Royce Small-Cap Value Fund – Consultant Class	170,963	22,638	3,872	10,305	(37)	207,741	–

Royce Small-Cap Value Fund – Institutional Class	–	6,749	2,817	13,707	(8)	23,265	–

Royce Small-Cap Value Fund – R Class	87,277	41,444	2,140	5,507	(29)	136,339	–

Royce Small-Cap Value Fund – K Class	10,583	14,491	2,525	10,013	(7)	37,605	–

	797,305	501,333	88,389	66,348	(661)		2,400

Royce Smaller-Companies Growth Fund – Investment Class	–	47,098	36,176	14,770	(74)	97,970	–

Royce Smaller-Companies Growth Fund – Service Class	761,133	504,392	108,147	19,474	(708)	1,392,438	–

Royce Smaller-Companies Growth Fund – Consultant Class	122,639	20,316	3,927	10,389	(36)	157,235	13,561

Royce Smaller-Companies Growth Fund – Institutional Class	–	6,995	3,075	12,015	(5)	22,080	–

Royce Smaller-Companies Growth Fund – R Class	3,874	7,926	674	5,065	(7)	17,532	11,559

Royce Smaller-Companies Growth Fund – K Class	580	6,532	122	9,904	(3)	17,135	15,924

	888,226	593,259	152,121	71,617	(833)		41,044

Royce Special Equity Fund – Investment Class	–	1,014,782	186,474	43,120	(1,153)	1,243,223	–

Royce Special Equity Fund – Service Class	277,923	162,768	38,491	13,036	(634)	491,584	120,873

Royce Special Equity Fund – Consultant Class	431,889	40,714	8,616	10,742	(98)	491,863	–

Royce Special Equity Fund – Institutional Class	–	9,478	8,930	13,032	(29)	31,411	–

	709,812	1,227,742	242,511	79,930	(1,914)		120,873

Royce Special Equity Multi-Cap Fund – Investment Class	–	20,784	1,608	13,708	(30)	36,070	–

Royce Special Equity Multi-Cap Fund – Service Class	75,196	42,688	4,845	12,796	(75)	135,450	–

Royce Special Equity Multi-Cap Fund – Consultant Class	49,768	8,911	1,026	12,146	(9)	71,842	17,044

Royce Special Equity Multi-Cap Fund – Institutional Class	–	6,196	38	11,845	(1)	18,078	18,078

	124,964	78,579	7,517	50,495	(115)		35,122

124 | The Royce Funds 2016 Annual Report to Shareholders

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Total Return Fund – Investment Class	$–	$2,103,106	$420,051	$47,165	$(2,216)	$2,568,106	$–

Royce Total Return Fund – Service Class	320,043	181,610	24,786	13,118	(68)	539,489	–

Royce Total Return Fund – Consultant Class	2,571,720	224,444	54,865	13,023	(515)	2,863,537	–

Royce Total Return Fund – Institutional Class	–	10,671	21,123	14,522	(52)	46,264	–

Royce Total Return Fund – W Class	–	118,133	41,498	16,645	(35)	176,241	–

Royce Total Return Fund – R Class	252,538	108,274	6,781	5,362	(90)	372,865	–

Royce Total Return Fund – K Class	133,190	120,490	7,705	10,683	(31)	272,037	–

	3,277,491	2,866,728	576,809	120,518	(3,007)		–

Tax Information:
    At December 31, 2016, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Royce Dividend Value Fund	$167,748,162	$50,349,138	$62,735,425	$12,386,287

Royce Global Financial Services Fund	43,507,678	5,819,946	9,116,790	3,296,844

Royce Heritage Fund	191,643,550	38,275,149	40,628,492	2,353,343

Royce International Micro-Cap Fund	6,332,808	(236,840)	331,846	568,686

Royce International Premier Fund	62,092,905	975,190	4,913,419	3,938,229

Royce International Small-Cap Fund	7,717,743	(408,664)	312,423	721,087

Royce Low-Priced Stock Fund	282,053,715	53,795,028	77,594,972	23,799,944

Royce Micro-Cap Fund	210,833,687	41,359,553	60,438,082	19,078,529

Royce Micro-Cap Opportunity Fund	39,529,033	6,821,439	9,633,374	2,811,935

Royce Opportunity Fund	1,385,245,010	202,302,133	389,101,818	186,799,685

Royce Pennsylvania Mutual Fund	1,475,996,669	993,629,023	1,048,167,074	54,538,051

Royce Premier Fund	1,125,934,101	1,143,406,230	1,151,122,133	7,715,903

Royce Small-Cap Leaders Fund	76,255,294	25,360,365	25,871,478	511,113

Royce Small-Cap Value Fund	394,377,176	66,180,262	76,217,252	10,036,990

Royce Smaller-Companies Growth Fund	352,349,190	105,301,392	114,819,107	9,517,715

Royce Special Equity Fund	1,126,437,399	496,540,978	508,457,122	11,916,144

Royce Special Equity Multi-Cap Fund	99,549,569	19,560,166	20,381,481	821,315

Royce Total Return Fund	1,668,101,429	1,196,215,629	1,268,160,044	71,944,415

     The primary causes of the differences between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts, passive activity loss deferrals and mark-to-market of Passive Foreign Investment Companies.

    Distributions during the years ended December 31, 2016 and 2015, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL

	2016	2015	2016	2015	2016	2015

Royce Dividend Value Fund	$3,107,321	$7,156,120	$19,861,509	$25,464,508	$–	$–

Royce Global Financial Services Fund	308,608	1,051,606	94,709	4,165,862	–	–

Royce Heritage Fund	583,579	1,725,809	7,897,781	20,593,033	–	–

Royce International Micro-Cap Fund	94,073	15,066	–	–	3,148	–

Royce International Premier Fund	1,604,584	320,331	–	–	5,609	–

Royce International Small-Cap Fund	306,893	437,046	–	86	3,639	–

Royce Low-Priced Stock Fund	1,547,413	18,994	26,726,342	34,010,360	–	–

Royce Micro-Cap Fund	918,940	–	25,455,295	34,625,922	–	–

Royce Micro-Cap Opportunity Fund	–	–	–	595	–	286

Royce Opportunity Fund	–	–	96,506,764	141,135,200	–	–

Royce Pennsylvania Mutual Fund	6,891,166	25,887,791	164,057,941	576,766,684	–	–

Royce Premier Fund	5,657,181	21,088,665	271,938,627	531,173,021	–	–

Royce Small-Cap Leaders Fund	630,647	981,038	9,566,713	20,401,545	–	–

Royce Small-Cap Value Fund	2,998,972	7,104,967	22,115,276	85,122,373	–	–

Royce Smaller-Companies Growth Fund	159,281	14,564,048	44,148,665	111,650,125	–	–

Royce Special Equity Fund	14,211,036	17,930,855	103,531,322	143,437,907	–	–

Royce Special Equity Multi-Cap Fund	1,290,836	5,452,733	–	6,403,867	–	–

Royce Total Return Fund	40,091,300	31,059,982	214,737,276	365,456,939	–	–

The Royce Funds 2016 Annual Report to Shareholders | 125

Notes to Financial Statements (continued)

Tax Information (continued):
     The tax basis components of distributable earnings at December 31, 2016, were as follows:

		UNDISTRIBUTED		QUALIFIED
		LONG-TERM		LATE YEAR
	UNDISTRIBUTED	CAPITAL GAINS OR	NET UNREALIZED	ORDINARY AND	TOTAL	CAPITAL LOSS
	ORDINARY INCOME	(CAPITAL LOSS CARRYFORWARD)	APPRECIATION (DEPRECIATION)[1]	POST-OCTOBER LOSS DEFERRALS[2]	DISTRIBUTABLE EARNINGS	CARRYFORWARD UTILIZED

Royce Dividend Value Fund	$849,389	$7,909,050	$50,344,588	$(2,988)	$59,100,039	$–

Royce Global Financial Services Fund	242,003	(39,280)	5,817,509	(587,278)	5,432,954	–

Royce Heritage Fund	1,740,307	6,797,288	38,271,209	(11,104)	46,797,700	–

Royce International Micro-Cap Fund	–	(471,931)	(236,865)	(9,178)	(717,974)	220,381

Royce International Premier Fund	–	(71,137,249)[3]	874,255	(843,352)	(71,106,346)	2,069,589

Royce International Small-Cap Fund	–	(4,764,337)	(413,666)	(41,708)	(5,219,711)	–

Royce Low-Priced Stock Fund	1,172,059	5,755,092	53,794,953	(205,631)	60,516,473	–

Royce Micro-Cap Fund	1,560,494	7,434,018	41,342,482	(143,611)	50,193,383	–

Royce Micro-Cap Opportunity Fund	–	(1,311,985)	6,821,443	–	5,509,458	–

Royce Opportunity Fund	–	26,957,430	202,302,132	–	229,259,562	–

Royce Pennsylvania Mutual Fund	16,895	79,434,253	993,625,284	(10,149)	1,073,066,283	–

Royce Premier Fund	214,997	75,367,146	1,143,181,883	(1,186,541)	1,217,577,485	–

Royce Small-Cap Leaders Fund	–	2,652,030	25,360,443	(1,150)	28,011,323	–

Royce Small-Cap Value Fund	118,424	2,471,848	66,180,262	–	68,770,534	–

Royce Smaller-Companies Growth Fund	–	22,923,188	105,301,370	29,640	128,254,198	–

Royce Special Equity Fund	1,092,121	37,391,444	496,540,976	–	535,024,541	–

Royce Special Equity Multi-Cap Fund	8,256	(596,357)	19,560,166	–	18,972,065	2,528,314

Royce Total Return Fund	2,275,278	47,160,051	1,196,183,840	(868,505)	1,244,750,664	–

[1]
Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.
[3]
Due to the acquisition of Royce Global Value Fund by Royce International Premier Fund, $7,981,106 of capital loss carryover incurred before the Regulated Investment Company Modernization Act of 2010 was enacted expired on December 31, 2016. The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

    For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2016, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, investments in Real Estate Investment Trusts, publicly traded partnerships and Trusts, foreign currency transactions, foreign capital gains tax, equalization, redemptions-in-kind, non-deductible excise taxes paid and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	UNDISTRIBUTED	ACCUMULATED
	NET INVESTMENT	NET REALIZED	PAID-IN
	INCOME (LOSS)	GAIN (LOSS)	CAPITAL

Royce Dividend Value Fund	$(7,522)	$36,226	$(28,704)

Royce Global Financial Services Fund	(65,594)	65,596	(2)

Royce Heritage Fund	854,151	(431,381)	(422,770)

Royce International Micro-Cap Fund	52,761	(52,761)	–

Royce International Premier Fund	346,165	(73,438,572)	73,092,407

Royce International Small-Cap Fund	246,188	(246,188)	–

Royce Low-Priced Stock Fund	698,408	(693,865)	(4,543)

Royce Micro-Cap Fund	484,449	(493,205)	8,756

Royce Micro-Cap Opportunity Fund	220,253	6,064	(226,317)

Royce Opportunity Fund	2,121,095	(1,939,553)	(181,542)

Royce Pennsylvania Mutual Fund	5,222,092	(180,884,515)	175,662,423

Royce Premier Fund	(2,081,931)	(75,003,280)	77,085,211

Royce Small-Cap Leaders Fund	150,858	150,176	(301,034)

Royce Small-Cap Value Fund	(9,613)	9,613	–

Royce Smaller-Companies Growth Fund	3,355,344	314,413	(3,669,757)

Royce Special Equity Fund	–	–	–

Royce Special Equity Multi-Cap Fund	–	–	–

Royce Total Return Fund	16,076,794	(107,622,983)	91,546,189

    Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2013 – 2016) and has concluded that as of December 31, 2016, no provision for income tax is required in the Funds’ financial statements.

126 | The Royce Funds 2016 Annual Report to Shareholders

Transactions in Affiliated Companies:

    An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2016:

	SHARES	MARKET VALUE	COST	PROCEEDS	REALIZED GAIN	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/15	12/31/15	OF PURCHASES	FROM SALES	(LOSS)	INCOME	12/31/16	12/31/16

Royce Opportunity Fund A. M. Castle & Co.[1]	1,736,183	$2,760,531	$197,100	$734,844	$(3,068,887)	$–

Amtech Systems	743,606	4,654,974	314,284	443,887	(918,196)	–	697,399	$2,963,946

Aviat Networks[1]	2,776,332	2,131,668	427,765	227,037	(171,254)	–

Dixie Group	866,135	4,529,886	39,588	161,150	(145,942)	–	839,935	3,023,766

Echelon Corporation	163,558	922,467	369,228	–	–	–	230,152	1,081,714

Fuel Systems Solutions[1]	919,302	4,495,387	146,476	–	–	–

KEMET Corporation[1]	2,221,453	5,264,844	333,087	1,084,187	(4,055,648)	–

LMI Aerospace	829,530	8,353,367	174,541	134,487	(99,599)	–	831,730	7,169,513

Noranda Aluminum Holding Corporation	541,092	173,150	54,889	46,904	(7,711,462)	–	593,726	14,131

Northwest Pipe[1]	509,994	5,706,833	–	588,856	(569,015)	–

PCM[1]	568,244	5,642,663	275,758	3,216,430	1,623,396	–

SigmaTron International	347,772	2,618,723	–	15,158	(14,131)	–	344,772	1,630,772

VOXX International Cl. A	915,791	4,817,061	1,210,376	–	–	–	1,283,078	6,030,467

		52,071,554			(15,130,738)	–		21,914,309

Royce Pennsylvania Mutual Fund DTS[1]	910,629	20,562,003	–	37,598,901	17,006,740	17,331

FRP Holdings[1]	518,912	17,611,874	–	2,351,794	1,312,226	–

Preformed Line Products	305,178	12,847,994	–	536,548	(293,869)	232,222	290,278	16,870,957

STRATTEC SECURITY	260,547	14,718,300	–	688,019	(542,340)	134,485	245,247	9,883,454

		65,740,171			17,482,757	384,038		26,754,411

Royce Premier Fund Pason Systems[1]	4,219,700	59,131,302	–	18,251,146	(1,706,422)	1,670,026

Sun Hydraulics[1]	1,872,426	59,412,077	–	32,724,627	(9,854,525)	421,110

		118,543,379			(11,560,947)	2,091,136

Royce Special Equity Fund AVX Corporation[1]	8,450,000	102,583,000	–	37,191,739	(1,307,577)	3,033,625

Bassett Furniture Industries	25,139	630,486	19,301,880	–	–	429,126	735,000	22,344,000

Bowl America Cl. A	315,948	4,423,272	381,090	–	–	228,488	343,000	5,916,750

Capella Education	505,000	23,341,100	10,777,200	12,787,173	4,806,572	1,004,927	577,700	50,722,060

Children’s Place[1]	1,310,000	72,312,000	12,303,786	45,059,681	11,237,233	580,000

Computer Services			27,391,595	–	–	612,699	739,862	28,743,639

CSS Industries	840,000	23,839,200	1,226,327	–	–	699,000	885,000	23,956,950

Finish Line (The) Cl. A1	2,467,200	44,606,976	–	46,201,535	(543,473)	123,500

Flexsteel Industries	209,850	9,271,173	13,532,160	–	–	366,807	536,000	33,055,120

Haverty Furniture[1]	1,161,200	24,896,128	2,267,205	7,519,195	(595,867)	1,427,527

Hawkins[1]	835,000	29,867,950	4,823,921	26,404,624	6,134,976	682,590

Hooker Furniture	622,000	15,699,280	14,203,835	–	–	452,700	1,110,000	42,124,500

Hurco Companies	515,900	13,702,304	252,973	–	–	188,550	525,000	17,377,500

National Presto Industries	450,000	37,287,000	–	–	–	2,272,500	450,000	47,880,000

Neenah Paper[1]	1,150,000	71,794,500	–	36,911,768	10,004,072	1,260,600

Park Electrochemical	1,792,000	26,987,520	2,353,703	–	–	774,180	1,950,000	36,367,500

Standard Motor Products	1,840,000	70,012,000	4,568,109	30,706,225	9,310,339	1,163,053	1,295,000	68,919,900

UniFirst Corporation[1]	1,360,000	141,712,000	–	89,667,637	40,413,163	122,906

		712,965,889			79,459,438	15,422,778		377,407,919

Royce Total Return Fund Chase Corporation[1]	635,674	25,891,002	1,887,191	24,086,118	19,609,764	264,259

Landauer	515,300	16,963,676	–	899,470	557,947	561,688	496,600	23,886,460

Mueller (Paul) Company	116,700	3,034,200	–	114,492	(7,574)	–	112,500	3,127,500

Starrett (L.S.) Company (The) Cl. A	509,400	4,951,368	–	190,440	(60,105)	201,920	491,000	4,566,300

		50,840,246			20,100,032	1,027,867		31,580,260

1 Not an Affiliated Company at December 31, 2016.

The Royce Funds 2016 Annual Report to Shareholders | 127

Notes to Financial Statements (continued)

Merger Information:
    On August 10, 2015, Royce Small-Cap Leaders Fund (formerly Royce 100 Fund) acquired all of the assets and assumed all of the liabilities of Royce Select Fund I. Based on the opinion of counsel delivered to Royce Small-Cap Leaders Fund, the acquisition, which was approved by shareholders of Royce Select Fund I on July 27, 2015, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Select Fund I’s net assets of $20,278,826, including $3,131,917 of unrealized appreciation, were combined with Royce Small-Cap Leaders Fund for total net assets after the acquisition of $155,179,959.
    On February 26, 2016, Royce International Premier Fund acquired all of the assets and assumed all of the liabilities of Royce European Small-Cap Fund and Royce Global Value Fund. Based on the opinion of counsel delivered to Royce International Premier Fund, the acquisition, which was approved by shareholders of Royce European Small-Cap Fund and Royce Global Value Fund on January 21, 2016, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce European Small-Cap Fund’s net assets of $19,629,421, including $131,656 of unrealized depreciation and Royce Global Value Fund’s net assets of $43,193,013, including $2,001,574 of unrealized depreciation, were combined with Royce International Premier Fund for total net assets after the acquisition of $74,526,547.

Subsequent Events:
     Effective February 8, 2017, all shares of Royce International Premier Fund’s K Class were converted to Service Class shares. Effective February 24, 2017, K Class shares of the following Funds will be converted to Service Class shares: Royce Heritage Fund, Royce Low-Priced Stock Fund, Royce Small-Cap Leaders Fund and Royce Smaller-Companies Growth Fund.

128 | The Royce Funds 2016 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce Heritage Fund, Royce International Micro-Cap Fund, Royce International Premier Fund, Royce International Small-Cap Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce Heritage Fund, Royce International Micro-Cap Fund, Royce International Premier Fund, Royce International Small-Cap Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) as of December 31, 2016, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 21, 2017

The Royce Funds 2016 Annual Report to Shareholders | 129

Understanding Your Fund’s Expenses (unaudited)

    As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire six-month period ended December 31, 2016. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
    The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2016, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
    The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Annualized
	Value 7/1/16	12/31/16	the Period[1]	Value 7/1/16	12/31/16	the Period[1]	Expense Ratio[2]

Investment Class
Royce Dividend Value Fund	$1,000.00	$1,116.80	$5.43	$1,000.00	$1,020.01	$5.18	$1.02%

Royce Heritage Fund[3]	1,000.00	1,120.22	5.12	1,000.00	1,020.31	4.88	0.96%

Royce International Premier Fund	1,000.00	983.06	5.93	1,000.00	1,019.15	6.04	1.19%

Royce International Small-Cap Fund	1,000.00	999.91	5.98	1,000.00	1,019.15	6.04	1.19%

Royce Low-Priced Stock Fund	1,000.00	1,190.28	6.83	1,000.00	1,018.90	6.29	1.24%

Royce Micro-Cap Fund	1,000.00	1,206.09	8.15	1,000.00	1,017.75	7.46	1.47%

Royce Micro-Cap Opportunity Fund	1,000.00	1,200.42	6.86	1,000.00	1,018.90	6.29	1.24%

Royce Opportunity Fund	1,000.00	1,258.15	6.64	1,000.00	1,019.25	5.94	1.17%

Royce Pennsylvania Mutual Fund	1,000.00	1,175.22	4.87	1,000.00	1,020.66	4.52	0.89%

Royce Premier Fund	1,000.00	1,154.84	6.01	1,000.00	1,019.56	5.63	1.11%

Royce Small-Cap Leaders Fund	1,000.00	1,186.59	6.65	1,000.00	1,019.05	6.14	1.21%

Royce Small-Cap Value Fund	1,000.00	1,174.69	6.78	1,000.00	1,018.90	6.29	1.24%

Royce Smaller-Companies Growth Fund	1,000.00	1,134.67	5.69	1,000.00	1,019.81	5.38	1.06%

Royce Special Equity Fund	1,000.00	1,220.76	6.42	1,000.00	1,019.36	5.84	1.15%

Royce Special Equity Multi-Cap Fund	1,000.00	1,143.80	4.96	1,000.00	1,020.51	4.67	0.92%

Royce Total Return Fund	1,000.00	1,158.66	6.40	1,000.00	1,019.20	5.99	1.18%

Service Class
Royce Dividend Value Fund	1,000.00	1,114.69	6.80	1,000.00	1,018.70	6.50	1.28%

Royce Global Financial Services Fund	1,000.00	1,123.65	7.95	1,000.00	1,017.65	7.56	1.49%

Royce Heritage Fund[3]	1,000.00	1,119.11	6.29	1,000.00	1,019.20	5.99	1.18%

Royce International Micro-Cap Fund	1,000.00	1,061.08	8.50	1,000.00	1,016.89	8.31	1.64%

Royce International Premier Fund	1,000.00	981.85	7.17	1,000.00	1,017.90	7.30	1.44%

Royce International Small-Cap Fund	1,000.00	998.66	7.23	1,000.00	1,017.90	7.30	1.44%

Royce Low-Priced Stock Fund	1,000.00	1,190.08	8.20	1,000.00	1,017.65	7.56	1.49%

Royce Micro-Cap Fund	1,000.00	1,205.81	8.93	1,000.00	1,017.04	8.16	1.61%

Royce Micro-Cap Opportunity Fund	1,000.00	1,199.45	8.24	1,000.00	1,017.65	7.56	1.49%

Royce Opportunity Fund	1,000.00	1,256.97	8.45	1,000.00	1,017.65	7.56	1.49%

Royce Pennsylvania Mutual Fund	1,000.00	1,173.34	6.45	1,000.00	1,019.20	5.99	1.18%

Royce Premier Fund	1,000.00	1,152.89	8.06	1,000.00	1,017.65	7.56	1.49%

Royce Small-Cap Leaders Fund	1,000.00	1,184.55	8.18	1,000.00	1,017.65	7.56	1.49%

Royce Small-Cap Value Fund	1,000.00	1,172.84	8.08	1,000.00	1,017.70	7.51	1.48%

Royce Smaller-Companies Growth Fund	1,000.00	1,133.16	7.99	1,000.00	1,017.65	7.56	1.49%

130 | The Royce Funds 2016 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited) (continued)

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Annualized
	Value 7/1/16	12/31/16	the Period[1]	Value 7/1/16	12/31/16	the Period[1]	Expense Ratio[2]

Service Class (continued)
Royce Special Equity Fund	$1,000.00	$1,219.18	$7.75	$1,000.00	$1,018.15	$7.05	$1.39%

Royce Special Equity Multi-Cap Fund	1,000.00	1,142.41	6.57	1,000.00	1,019.00	6.19	1.22%

Royce Total Return Fund	1,000.00	1,157.93	7.81	1,000.00	1,017.90	7.30	1.44%

Consultant Class
Royce Dividend Value Fund	1,000.00	1,110.81	11.09	1,000.00	1,014.63	10.58	2.09%

Royce Heritage Fund[3]	1,000.00	1,114.32	11.11	1,000.00	1,014.63	10.58	2.09%

Royce International Premier Fund	1,000.00	978.63	10.89	1,000.00	1,014.13	11.09	2.19%

Royce Micro-Cap Fund	1,000.00	1,200.78	13.72	1,000.00	1,012.67	12.55	2.48%

Royce Opportunity Fund	1,000.00	1,252.56	12.85	1,000.00	1,013.72	11.49	2.27%

Royce Pennsylvania Mutual Fund	1,000.00	1,169.98	10.42	1,000.00	1,015.53	9.68	1.91%

Royce Premier Fund	1,000.00	1,149.56	11.83	1,000.00	1,014.13	11.09	2.19%

Royce Small-Cap Value Fund	1,000.00	1,167.01	12.31	1,000.00	1,013.77	11.44	2.26%

Royce Smaller-Companies Growth Fund	1,000.00	1,128.61	11.99	1,000.00	1,013.88	11.34	2.24%

Royce Special Equity Fund	1,000.00	1,214.50	12.08	1,000.00	1,014.23	10.99	2.17%

Royce Special Equity Multi-Cap Fund	1,000.00	1,138.67	10.70	1,000.00	1,015.13	10.08	1.99%

Royce Total Return Fund	1,000.00	1,153.72	11.53	1,000.00	1,014.43	10.79	2.13%

Institutional Class
Royce Dividend Value Fund	1,000.00	1,116.69	4.74	1,000.00	1,020.66	4.52	0.89%

Royce Global Financial Services Fund	1,000.00	1,125.98	5.56	1,000.00	1,019.91	5.28	1.04%

Royce International Small-Cap Fund	1,000.00	999.96	5.98	1,000.00	1,019.15	6.04	1.19%

Royce Low-Priced Stock Fund	1,000.00	1,192.55	6.56	1,000.00	1,019.15	6.04	1.19%

Royce Opportunity Fund	1,000.00	1,258.43	6.07	1,000.00	1,019.76	5.43	1.07%

Royce Pennsylvania Mutual Fund	1,000.00	1,175.88	4.48	1,000.00	1,021.01	4.17	0.82%

Royce Premier Fund	1,000.00	1,155.96	5.69	1,000.00	1,019.86	5.33	1.05%

Royce Small-Cap Value Fund	1,000.00	1,175.02	5.90	1,000.00	1,019.71	5.48	1.08%

Royce Smaller-Companies Growth Fund	1,000.00	1,134.13	6.17	1,000.00	1,019.36	5.84	1.15%

Royce Special Equity Fund	1,000.00	1,221.30	5.97	1,000.00	1,019.76	5.43	1.07%

Royce Special Equity Multi-Cap Fund	1,000.00	1,144.11	4.80	1,000.00	1,020.66	4.52	0.89%

Royce Total Return Fund	1,000.00	1,159.69	5.70	1,000.00	1,019.86	5.33	1.05%

W Class
Royce Premier Fund	1,000.00	1,155.58	6.12	1,000.00	1,019.46	5.74	1.13%

Royce Total Return Fund	1,000.00	1,159.84	6.35	1,000.00	1,019.25	5.94	1.17%

R Class
Royce Heritage Fund	1,000.00	1,115.85	8.99	1,000.00	1,016.64	8.57	1.69%

Royce International Premier Fund	1,000.00	980.87	8.66	1,000.00	1,016.39	8.82	1.74%

Royce Low-Priced Stock Fund	1,000.00	1,188.96	10.12	1,000.00	1,015.89	9.32	1.84%

Royce Opportunity Fund	1,000.00	1,254.62	10.20	1,000.00	1,016.09	9.12	1.80%

Royce Pennsylvania Mutual Fund	1,000.00	1,171.94	8.68	1,000.00	1,017.14	8.06	1.59%

Royce Premier Fund	1,000.00	1,151.00	9.73	1,000.00	1,016.09	9.12	1.80%

Royce Small-Cap Leaders Fund	1,000.00	1,182.45	10.09	1,000.00	1,015.89	9.32	1.84%

Royce Small-Cap Value Fund	1,000.00	1,171.21	9.93	1,000.00	1,015.99	9.22	1.82%

Royce Smaller-Companies Growth Fund	1,000.00	1,130.36	9.85	1,000.00	1,015.89	9.32	1.84%

Royce Total Return Fund	1,000.00	1,156.02	9.54	1,000.00	1,016.29	8.92	1.76%

K Class
Royce Heritage Fund	1,000.00	1,116.69	7.66	1,000.00	1,017.90	7.30	1.44%

Royce International Premier Fund	1,000.00	982.98	7.43	1,000.00	1,017.65	7.56	1.49%

Royce Low-Priced Stock Fund	1,000.00	1,193.32	8.77	1,000.00	1,017.14	8.06	1.59%

Royce Opportunity Fund	1,000.00	1,255.68	9.47	1,000.00	1,016.74	8.47	1.67%

Royce Pennsylvania Mutual Fund	1,000.00	1,169.83	9.33	1,000.00	1,016.54	8.67	1.71%

Royce Small-Cap Leaders Fund	1,000.00	1,182.30	8.72	1,000.00	1,017.14	8.06	1.59%

Royce Small-Cap Value Fund	1,000.00	1,169.24	10.47	1,000.00	1,015.48	9.73	1.92%

Royce Smaller-Companies Growth Fund	1,000.00	1,132.30	8.52	1,000.00	1,017.14	8.06	1.59%

Royce Total Return Fund	1,000.00	1,156.55	8.35	1,000.00	1,017.39	7.81	1.54%

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

The Royce Funds 2016 Annual Report to Shareholders | 131

Federal Tax Information

    In January 2017, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2016.

2016 Supplemental Tax Information:

				LONG-TERM CAPITAL
			% INCOME	GAIN DISTRIBUTION OR
FUND	% QDI	% U.S. GOVT INCOME	QUALIFYING FOR DRD	MAXIMUM ALLOWABLE (OOO’S)

Royce Dividend Value Fund	100.00%	N/A	100.00%	$19,862

Royce Global Financial Services Fund	100.00%	N/A	100.00%	95

Royce Heritage Fund	100.00%	N/A	100.00%	7,898

Royce International Micro-Cap Fund	94.82%	N/A	0.00%	–

Royce International Premier Fund	79.94%	N/A	0.00%	–

Royce International Small-Cap Fund	63.82%	N/A	0.00%	–

Royce Low-Priced Stock Fund	100.00%	N/A	100.00%	26,726

Royce Micro-Cap Fund	100.00%	N/A	100.00%	25,455

Royce Micro-Cap Opportunity Fund	0.00%	N/A	0.00%	–

Royce Opportunity Fund	0.00%	N/A	0.00%	96,507

Royce Pennsylvania Mutual Fund	100.00%	N/A	100.00%	186,460

Royce Premier Fund	100.00%	N/A	100.00%	288,853

Royce Small-Cap Leaders Fund	100.00%	N/A	100.00%	9,567

Royce Small-Cap Value Fund	100.00%	N/A	100.00%	22,115

Royce Smaller-Companies Growth Fund	1.91%	N/A	100.00%	44,149

Royce Special Equity Fund	100.00%	N/A	100.00%	103,531

Royce Special Equity Multi-Cap Fund	100.00%	N/A	100.00%	–

Royce Total Return Fund	100.00%	N/A	100.00%	246,197

DEFINITIONS:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:
    For the year ended December 31, 2016, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

	NET FOREIGN	NET FOREIGN SOURCE
FUND	SOURCE INCOME	INCOME PER SHARE	FOREIGN TAX	FOREIGN TAX PER SHARE

Royce International Micro-Cap Fund	$55,090	$0.0920	$14,196	$0.0237

Royce International Premier Fund	552,434	0.0931	111,430	0.0188

Royce International Small-Cap Fund	116,907	0.1330	23,552	0.0268

132 | The Royce Funds 2016 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 77 | Number of Funds Overseen: 23 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2016), President (1972-July 2014) of Royce.

Christopher D. Clark, Trustee1, President
Age: 51 | Number of Funds Overseen: 23 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 68 | Number of Funds Overseen: 23 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Stephen L. Isaacs, Trustee
Age: 77 | Number of Funds Overseen: 23 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 74 | Number of Funds Overseen: 43 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 77 | Number of Funds Overseen: 23 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 71 | Number of Funds Overseen: 43 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 58 | Number of Funds Overseen: 23 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 49 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 54 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 50 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 49 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 57 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.
Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2016 Annual Report to Shareholders | 133

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2016, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2016 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

134 | The Royce Funds 2016 Annual Report to Shareholders

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About The Royce Funds	Contact Us

Unparalleled Knowledge + Experience
Pioneers in small-cap investing, with 40+ years
of experience, depth of knowledge, and focus.

Independent Thinking
The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.
GENERAL INFORMATION General Royce Funds information including: • How to open an account • An overview of our firm and Funds • Ordering literature including Prospectuses (800) 221-4268

Specialized Approaches Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.	ACCOUNT INFORMATION Speak with a representative about: • Your account, transactions, and forms (800) 841-1180
Unwavering Commitment
Our team of 16 portfolio managers have significant personal investments in the strategies they manage.	FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS
Speak with your regional Royce contact regarding:
• Scheduling a meeting or call
• Information about our firm, strategies, and funds
• Resources for financial professionals, such as
  portfolio attribution reports
(800) 337-6923

AUTOMATED ACCOUNT INFORMATION 24-hour Automated Telephone Service (800) 878-6923

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2016 - $390,287
Year ended December 31, 2015 - $427,723

(b)	Audit-Related Fees:
Year ended December 31, 2016 - $0
Year ended December 31, 2015 - $0

(c)	Tax Fees:
Year ended December 31, 2016 - $186,960 – Preparation of tax returns and excise tax review
Year ended December 31, 2015 - $249,023 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2016 - $0
Year ended December 31, 2015 - $0

(e)(1) Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

       If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

     Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2016 - $186,960
Year ended December 31, 2015 - $249,023

(h)	No such services were rendered during 2016 or 2015.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.
 (a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.  Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: March 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Treasurer

	Date: March 28, 2017		Date: March 28, 2017